Oppenheimer Limited Term California Municipal Fund

6803 South Tucson Way, Centennial, Colorado 80112-3924
1.800.CALL OPP (225.5677)

Statement of Additional Information dated November 28, 2008, revised May 12, 2009

This Statement of Additional Information ("SAI") is not a Prospectus. This document contains additional information about the Fund and supplements information in the Prospectus dated November 28, 2008. It should be read together with the Prospectus, which may be obtained by writing to the Fund's Transfer Agent, OppenheimerFunds Services, at P.O. Box 5270, Denver, Colorado 80217 or by calling the Transfer Agent at the toll-free number shown above or by downloading it from the OppenheimerFunds Internet website at www.oppenheimerfunds.com.

Contents                                                                                                     Page

About the Fund

Additional Information About the Fund's Investment Policies and Risks           2

The Fund's Investment Policies                                                                2

Other Investment Techniques and Strategies                                           13

Other Investment Restrictions                                                                 27

Disclosure of Portfolio Holdings                                                                    29
How the Fund is Managed                                                                            33

Organization and History                                                                        33

Board of Trustees and Oversight Committees                                         34

Trustees and Officers of the Fund                                                           36

The Manager                                                                                         48

Brokerage Policies of the Fund                                                                     53
Distribution and Service Plans                                                                       56
Payments to Fund Intermediaries                                                                  60
Performance of the Fund                                                                              65

About Your Account

How To Buy Shares                                                                                     71
How To Sell Shares                                                                                      79
How to Exchange Shares                                                                              83
Dividends, Capital Gains and Taxes                                                               86
Additional Information About the Fund                                                          91

Financial Information About the Fund

Report of Independent Registered Public Accounting Firm                             93
Financial Statements                                                                                      94

Appendix A: Municipal Bond Ratings Definitions                                        A-1

Appendix B: Special Considerations Relating to Municipal Obligations

    in California and U.S. Territories, Commonwealths and Possessions         B-1

Appendix C: OppenheimerFunds Special Sales Charge

    Arrangements and Waivers                                                                      C-1

about The FUnd

Additional Information About the Fund's Investment Policies and Risks

     The investment objective, the principal investment policies and the main risks of the Fund are described in the Prospectus. This SAI contains supplemental information about those policies and risks and the types of securities that the Fund's investment manager, OppenheimerFunds, Inc. (the "Manager"), may select for the Fund. Additional explanations are also provided about the strategies the Fund may use to try to achieve its objective.

The Fund's Investment Policies. The composition of the Fund's portfolio and the techniques and strategies that the Manager uses in selecting portfolio securities will vary over time. The Fund is not required to use all of the investment techniques and strategies described in this SAI in seeking its objective. It may use some of the investment techniques and strategies at some times or not at all.

     The Fund's municipal securities that are held to maturity are redeemable by the security's issuer at full principal value plus accrued interest. The value of those securities held by the Fund, however, may be affected by changes in general interest rates and other factors prior to their maturity. Because the current value of debt securities varies inversely with changes in prevailing interest rates, if interest rates increased after a security was purchased, that security would normally decline in value. Conversely, should interest rates decrease after a security was purchased, normally its value would rise.

Those fluctuations in value will not generally result in realized gains or losses to the Fund unless the Fund sells the security prior to maturity. The Fund may dispose of securities prior to their maturity for investment purposes. In that case, the Fund could realize a capital gain or loss on the sale.

There are variations in the credit quality of municipal securities, both within a particular rating category and between categories. These variations depend on numerous factors. The yields of municipal securities depend on a number of factors, including general conditions in the municipal securities market, the size of a particular offering, the maturity of the obligation and rating (if any) of the issue. These factors are discussed in greater detail below.

      |X|     Determining the Average Effective Portfolio Maturity. In seeking to maintain a dollar-weighted average effective portfolio maturity of less than five years, the Fund may purchase individual securities that have effective maturities of more or less than five years. The effective maturity of a bond might lengthen if market interest rates increase, and the effective maturity might shorten if market interest rates decline. Increasing market interest rates therefore could cause the average effective maturity of the portfolio to lengthen beyond five years, absent any portfolio transactions.

     If the average effective maturity of the portfolio should exceed five years, the Fund will not purchase securities that have effective maturities beyond five years. The Manager might also take steps to reduce the average effective maturity of the portfolio below five years. Those steps might include selling bonds with effective maturities beyond five years or buying bonds with effective maturities less than five years.

     In computing the Fund's average effective portfolio maturity, the Manager intends to use the same effective maturity dates that are shorter than the bond's stated maturity as are used in the marketplace for evaluating a bond for trading and pricing purposes. That date might be the date of a mandatory put, pre-refunded call, optional call or the average life to which a bond is priced. A bond having a variable coupon rate or anticipated principal prepayment may be assigned an effective maturity that is shorter than a stated call date, put date or average life, to reflect more closely the reduced price volatility expectations as to that bond.

Municipal Securities. The types of municipal securities in which the Fund may invest are described in the Prospectus under "What Does the Fund Mainly Invest In?" and "About the Fund's Investments." Municipal securities are generally classified as general obligation bonds, revenue bonds and notes. A discussion of the general characteristics of these principal types of municipal securities follows below.

|X|     Municipal Bonds. Long-term municipal securities which have a maturity of more than one year (when issued) are classified as "municipal bonds." The principal classifications of long-term municipal bonds are "general obligation" bonds and "revenue" bonds (including "industrial development" and "private activity" bonds). They may have fixed, variable or floating rates of interest, or may be "zero-coupon" bonds, as described below.

Some bonds may be "callable," allowing the issuer to redeem them before their maturity date. To protect bondholders, callable bonds may be issued with provisions that prevent them from being called for a period of time. Typically, that is five to 10 years from the issuance date. When interest rates decline, if the call protection on a bond has expired, it is more likely that the issuer may call the bond. If that occurs, the Fund might have to reinvest the proceeds of the called bond in bonds that pay a lower rate of return. In turn, that could reduce the Fund's yield.

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General Obligation Bonds. The basic security behind general obligation bonds is the issuer's pledge of its full faith and credit and taxing power, if any, for the repayment of principal and the payment of interest. Issuers of general obligation bonds include states, counties, cities, towns, and regional districts. The proceeds of these obligations are used to fund a wide range of public projects, including construction or improvement of schools, highways and roads, and water and sewer systems. The rate of taxes that can be levied for the payment of debt service on these bonds may be limited or unlimited. Additionally, there may be limits as to the rate or amount of special assessments that can be levied to meet these obligations.

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Revenue Bonds. The principal security for a revenue bond is generally the net revenues derived from a particular facility, group of facilities, or, in some cases, the proceeds of a special excise tax or other specific revenue source, such as a state's or local government's proportionate share of the tobacco Master Settlement Agreement ("MSA," as described below under the section titled "Tobacco Related Bonds"). Revenue bonds are issued to finance a wide variety of capital projects. Examples include electric, gas, water and sewer systems; highways, bridges, and tunnels; port and airport facilities; colleges and universities; and hospitals.

     Although the principal security for revenue bonds may vary from bond to bond, many provide additional security in the form of a debt service reserve fund that may be used to make principal and interest payments on the issuer's obligations. Housing finance authorities have a wide range of security, including partially or fully insured mortgages, rent subsidized and/or collateralized mortgages, and/or the net revenues from housing or other public projects. Some authorities provide further security in the form of a state's ability (without obligation) to make up deficiencies in the debt service reserve fund.

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Mello-Roos Bonds (or "Dirt" Bonds). These are bonds issued under the California Mello-Roos Community Facilities Act. They are used to finance infrastructure projects, such as roads or sewage treatment plants. In most cases they are secured by real estate taxes levied on property located in the same community as the project. This type of financing was created in response to statutory limits on real property taxes that were enacted in California. The bonds do not constitute an obligation of a municipal government. Timely payment of principal and interest depends on the ability of the developer of the project or other property owners to pay their real estate taxes. Therefore these bonds are subject to risks of nonpayment as a result of a general economic decline or decline in the real estate market, as well as the credit risk that of the developer.

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Private Activity Bonds. The Tax Reform Act of 1986 amended and reorganized the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code"), including the rules governing tax-exemption for interest on certain types of municipal securities known as "private activity bonds" (or "industrial development bonds" as they were referred to under pre-1986 law). The proceeds from private activity bonds are used to finance various non-governmental privately owned and/or operated facilities. Under the Internal Revenue Code, interest on private activity bonds is excludable from gross income for federal income tax purposes if (i) the financed activities fall into one of seven categories of "qualified private activity bonds," consisting of mortgage bonds, veterans mortgage bonds, small issue bonds, student loan bonds, redevelopment bonds, exempt facility bonds and 501(c)(3) bonds, and (ii) certain tests are met. The types of facilities that may be financed with exempt facility bonds include airports, docks and wharves, water furnishing facilities, sewage facilities, solid waste disposal facilities, qualified residential rental projects, hazardous waste facilities and high speed intercity rail facilities. The types of facilities that may be financed with 501(c)(3) bonds include hospitals and educational facilities that are owned by 501(c)(3) organizations.

     Whether a municipal security is a private activity bond (the interest on which is taxable unless it is a qualified private activity bond) depends on whether (i) more than a certain percentage (generally 10%) of (a) the proceeds of the security are used in a trade or business carried on by a non-governmental person and (b) the payment of principal or interest on the security is directly or indirectly derived from such private use, or is secured by privately used property or payments in respect of such property, or (ii) more than the lesser of 5% of the issue or $5 million is used to make or finance loans to non-governmental persons.

     Moreover, a private activity bond of certain types that would otherwise be a qualified tax-exempt private activity bond will not, under Internal Revenue Code Section 147(a), be a qualified bond for any period during which it is held by a person who is a "substantial user" of the facilities financed by the bond, or a "related person" of such a substantial user. A "substantial user" is a non-exempt person who regularly uses part of a facility in a trade or business.

     Thus, certain municipal securities could lose their tax-exempt status retroactively if the issuer or user fails to meet certain continuing requirements, for the entire period during which the securities are outstanding, as to the use and operation of the bond-financed facilities and the use and expenditure of the proceeds of such securities. The Fund makes no independent investigation into the use of such facilities or the expenditure of such proceeds. If the Fund should hold a bond that loses its tax-exempt status retroactively, there might be an adjustment to the tax-exempt income previously distributed to shareholders.

     The payment of the principal and interest on such qualified private activity bonds is dependent solely on the ability of the facility's user to meet its financial obligations, generally from the revenues derived from the operation of the financed facility, and the pledge, if any, of real and personal property financed by the bond as security for those payments.

     Limitations on the amount of private activity bonds that each state may issue may reduce the supply of such bonds. The value of the Fund's portfolio could be affected by these limitations if they reduce the availability of such bonds.

Interest on certain qualified private activity bonds that is tax-exempt may nonetheless be treated as a tax preference item subject to the alternative minimum tax to which certain taxpayers are subject. If such qualified private activity bonds were held by the Fund, a proportionate share of the exempt-interest dividends paid by the Fund would constitute an item of tax preference to such shareholders.

|X|     Municipal Notes. Municipal securities having a maturity (when the security is issued) of less than one year are generally known as municipal notes. Municipal notes generally are used to provide for short-term working capital needs. Some of the types of municipal notes the Fund can invest in are described below.

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Tax Anticipation Notes. These are issued to finance working capital needs of municipalities. Generally, they are issued in anticipation of various seasonal tax revenue, such as income, sales, use or other business taxes, and are payable from these specific future taxes.

•	Revenue Anticipation Notes. These are notes issued in expectation of receipt of other types of revenue, such as federal revenues available under federal revenue-sharing programs.

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Bond Anticipation Notes. Bond anticipation notes are issued to provide interim financing until long-term financing can be arranged. The long-term bonds that are issued typically also provide the money for the repayment of the notes.

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Construction Loan Notes. These are sold to provide project construction financing until permanent financing can be secured. After successful completion and acceptance of the project, it may receive permanent financing through public agencies, such as the Federal Housing Administration.

•	Tax-Exempt Commercial Paper. This type of short-term obligation (usually having a maturity of 270 days or less) is issued by a municipality to meet current working capital needs.

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Miscellaneous, Temporary and Anticipatory Instruments. These instruments may include notes issued to obtain interim financing pending entering into alternate financial arrangements such as receipt of anticipated federal, state or other grants or aid, passage of increased legislative authority to issue longer term instruments or obtaining other refinancing.

■     Auction Rate Securities. Auction rate securities are municipal debt instruments with long-term nominal maturity for which the interest rate is reset at specific shorter frequencies (typically every 7-35 days) through a "dutch" auction process. A dutch auction is a competitive bidding process used to determine rates on each auction date. In a dutch auction, a broker-dealer submits bids, on behalf of current and prospective investors, to the auction agent. The winning bid rate is the rate at which the auction "clears", meaning the lowest possible interest rate at which all the securities can be sold at par. This "clearing rate" is paid on the entire issue for the upcoming period and includes current holders of the auction rate securities. Investors who bid a minimum rate above the clearing rate receive no securities, while those whose minimum bid rates were at or below the clearing rate receive the clearing rate for the next period.

      While the auction rate process is designed to permit the holder to sell the auction rate securities in an auction at par value at specified intervals, there is the risk that an auction will fail due to insufficient demand for the securities. Auction rate securities may be subject to changes in interest rates, including decreased interest rates. Failed auctions may impair the liquidity of auction rate securities.

      |X|     Municipal Lease Obligations. The Fund's investments in municipal lease obligations may be through certificates of participation that are offered to investors by public entities. Municipal leases may take the form of a lease or an installment purchase contract issued by a state or local government authority to obtain funds to acquire a wide variety of equipment and facilities.

     Some municipal lease securities may be deemed to be "illiquid" securities. Their purchase by the Fund would be limited as described below in "Illiquid Securities." The Manager may determine that certain municipal leases are liquid under specific guidelines that require the Manager to evaluate:

•	the frequency of trades and price quotations for such securities;

•	the number of dealers or other potential buyers willing to purchase or sell such securities;

•	the availability of market-makers; and

•	the nature of the trades for such securities.

     Municipal leases have special risk considerations. Although lease obligations do not constitute general obligations of the municipality for which the municipality's taxing power is pledged, a lease obligation is ordinarily backed by the municipality's covenant to budget for, appropriate and make the payments due under the lease obligation. However, certain lease obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for that purpose on a yearly basis. While the obligation might be secured by the lease, it might be difficult to dispose of that property in case of a default.

     Projects financed with certificates of participation generally are not subject to state constitutional debt limitations or other statutory requirements that may apply to other municipal securities. Payments by the public entity on the obligation underlying the certificates are derived from available revenue sources. That revenue might be diverted to the funding of other municipal service projects. Payments of interest and/or principal with respect to the certificates are not guaranteed and do not constitute an obligation of a state or any of its political subdivisions.

     In addition to the risk of "non-appropriation," municipal lease securities do not have as highly liquid a market as conventional municipal bonds. Municipal leases, like other municipal debt obligations, are subject to the risk of non-payment of interest or repayment of principal by the issuer. The ability of issuers of municipal leases to make timely lease payments may be adversely affected in general economic downturns and as relative governmental cost burdens are reallocated among federal, state and local governmental units. A default in payment of income would result in a reduction of income to the Fund. It could also result in a reduction in the value of the municipal lease and that, as well as a default in repayment of principal, could result in a decrease in the net asset value of the Fund.

     While the Fund holds such securities, the Manager will also evaluate the likelihood of a continuing market for these securities and their credit quality.

Tobacco Related Bonds.  The Funds may invest in two types of tobacco related bonds:  (i) tobacco settlement revenue bonds, for which payments of interest and principal are made solely from a state's interest in the MSA described below, and (ii) tobacco bonds subject to a state's appropriation pledge, for which payments may come from both the MSA revenue and the applicable state's appropriation pledge.

Tobacco Settlement Revenue Bonds. The Fund may invest up to 25% of its total assets in tobacco settlement revenue bonds. Tobacco settlement revenue bonds are secured by an issuing state's proportionate share in the MSA. The MSA is an agreement reached out of court in November 1998 between 46 states and six other U.S. jurisdictions (including Puerto Rico and Guam) and the four largest (now three) U.S. tobacco manufacturers (Philip Morris, RJ Reynolds, Brown & Williamson (merged with R.J. Reynolds in 2004), and Lorillard). Subsequently, a number of smaller tobacco manufacturers signed on to the MSA.  The MSA provides for payments annually by the manufacturers to the states and jurisdictions in perpetuity, in exchange for releasing all claims against the manufacturers and a pledge of no further litigation. The MSA established a base payment schedule and a formula for adjusting payments each year. Tobacco manufacturers pay into a master escrow trust based on their market share and each state receives a fixed percentage of the payment as set forth in the MSA.

A number of states have securitized the future flow of those payments by selling bonds pursuant to indentures, some through distinct governmental entities created for such purpose. The bonds are backed by the future revenue flow that is used for principal and interest payments on the bonds. Annual payments on the bonds, and thus the risk to a Fund, are highly dependent on the receipt of future settlement payments by the state or its governmental entity, as well as other factors. The actual amount of future settlement payments is dependent on many factors including, but not limited to, annual domestic cigarette shipments, cigarette consumption, inflation and the financial capability of participating tobacco companies. As a result, payments made by tobacco manufacturers could be reduced if the decrease in tobacco consumption is significantly greater than the forecasted decline.

Because tobacco settlement bonds are backed by payments from the tobacco manufacturers, and generally not by the credit of the state or local government issuing the bonds, their creditworthiness depends on the ability of tobacco manufacturers to meet their obligations. A market share loss by the MSA companies to non-MSA participating tobacco manufacturers could also cause a downward adjustment in the payment amounts. A participating manufacturer filing for bankruptcy also could cause delays or reductions in bond payments, which could affect a Fund's net asset value.

The MSA and tobacco manufacturers have been and continue to be subject to various legal claims.  An adverse outcome to any litigation matters relating to the MSA or affecting tobacco manufacturers could adversely affect the payment streams associated with the MSA or cause delays or reductions in bond payments by tobacco manufacturers. The MSA itself has been subject to legal challenges and has, to date, withstood those challenges.

Tobacco Bonds Subject to Appropriation (STA) Bonds. In addition to the tobacco settlement bonds discussed above, the Fund also may invest in tobacco related bonds that are subject to a state's appropriation pledge ("STA Tobacco Bonds").  STA Tobacco Bonds rely on both the revenue source from the MSA and a state appropriation pledge.

     These STA Tobacco Bonds are part of a larger category of municipal bonds that are subject to state appropriation.  Although specific provisions may vary among states, "subject to appropriation bonds" (also referred to as "appropriation debt") are typically payable from two distinct sources: (i) a dedicated revenue source such as a municipal enterprise, a special tax or, in the case of tobacco bonds, the MSA funds, and (ii) from the issuer's general funds.  Appropriation debt differs from a state's general obligation debt in that general obligation debt is backed by the state's full faith, credit and taxing power, while appropriation debt requires the state to pass a specific periodic appropriation to pay interest and/or principal on the bonds as the payments come due. The appropriation is usually made annually.  While STA Tobacco Bonds offer an enhanced credit support feature, that feature is generally not an unconditional guarantee of payment by a state and states generally do not pledge the full faith, credit or taxing power of the state. The Funds consider the STA Tobacco Bonds to be "municipal securities" for purposes of their concentration policies.

Litigation Challenging the MSA. The participating manufacturers and states in the MSA are subject to several pending lawsuits challenging the MSA and/or related state legislation or statutes adopted by the states to implement the MSA (referred to herein as the "MSA-related legislation"). One or more of the lawsuits allege, among other things, that the MSA and/or the states' MSA-related legislation are void or unenforceable under the Commerce Clause and certain other provisions of the U.S. Constitution, the federal antitrust laws, federal civil rights laws, state constitutions, consumer protection laws and unfair competition laws.

To date, challenges to the MSA or the states' MSA-related legislation have not been ultimately successful, although three such challenges (the Grand River and Freedom Holdings cases in federal court in New York and the Xcaliber case in federal court in Louisiana, each of which is discussed below) have survived initial appellate review of motions to dismiss. Moreover, these three cases and the A.B. Coker case in federal court in Louisiana (discussed below) are the only cases challenging the MSA or related legislation that have proceeded to a stage of litigation where the ultimate outcome may be determined by, among other things, findings of fact based on extrinsic evidence as to the operation and impact of the MSA and the states' MSA-related legislation. In Grand River and Freedom Holdings, certain decisions by the U.S. Court of Appeals for the Second Circuit have created heightened uncertainty as a result of that court's interpretation of federal antitrust immunity and Commerce Clause doctrines as applied to the MSA and the states' MSA-related legislation. The Second Circuit's interpretation appears to conflict with interpretations by other courts which have rejected challenges to the MSA and the states' MSA-related legislation. Prior district court and appellate decisions in circuits other than the Second Circuit rejecting such challenges (in the Third, Fourth, Fifth, Sixth, Ninth and Tenth Circuits) have concluded that the MSA and the MSA-related legislation do not violate the Commerce Clause of the U.S. Constitution and/or are protected from antitrust challenges based on established antitrust immunity doctrines. In addition, proceedings are pending or on appeal in certain other cases, including two challenged by certain tobacco companies not participating in the MSA in federal court in Louisiana. One case (Xcaliber) alleges, among other things, that the Louisiana MSA-related statute violates the rights of free speech, due process of law and equal protection of the laws guaranteed by the U.S. Constitution and the federal antitrust laws. On March 1, 2006, the U.S. Court of Appeals for the Fifth Circuit vacated the district court's dismissal of the plaintiffs' complaint in this case and remanded the case for reconsideration. Following two years of trial motions, the federal district trial was expected to begin in mid-2008. The other case (A.B. Coker) alleges the MSA and Louisiana's MSA-related legislation are violations of the Commerce Clause, Due Process Clause and First Amendment of the U.S. Constitution and other federal statutes. In late 2006, the federal district court granted in part and denied in part the defendant's motion to dismiss. The court allowed the case to proceed on claims that the MSA and Louisiana's related legislation are violations of the Commerce Clause, Due Process Clause and First Amendment of the U.S. Constitution and other federal statutes. A trial date was expected to be set in late 2008.

Such conflicts may result in significant uncertainty regarding the validity and enforceability of the MSA and/or the states' related MSA-legislation and could adversely affect payment streams associated with the MSA and the bonds. The existence of a conflict as to the rulings of different federal courts on these issues, especially between Circuit Courts of Appeals, is one factor that the U.S. Supreme Court may take into account when deciding whether to exercise its discretion in agreeing to hear an appeal. No assurance can be given that the U.S. Supreme Court would choose to hear and determine any appeal relating to the substantive merits of the cases challenging the MSA or the states' MSA-related legislation.

Grand River and Freedom Holdings. Both cases are pending in the U.S. District Court for the Southern District of New York and seek to enjoin the enforcement of states' MSA-related legislation. The Grand River case is pending against the attorneys general of 30 states. The plaintiffs seek to enjoin the enforcement of the states' MSA-related legislation, and allege, among other things, (a) violations of federal antitrust law, the accompanying state legislation enacted pursuant to the MSA mandates or authorizes such violations and is thus preempted by federal law and that (b) the MSA and related statutes are invalid or unenforceable under the Commerce Clause of the U.S. Constitution. Grand River was remanded and remains pending in the Southern District and the parties have engaged in discovery with respect to the antitrust and Commerce Clause claims. The Freedom Holdings case is pending against the attorney general and the commissioner of taxation and finance of the State of New York and is based on the same purported claims as the Grand River case. These two suits have survived appellate review of motions to dismiss for failure to state a claim upon which relief can be granted. Grand River is in the discovery phase of litigation in preparation for the development of a factual record to support possible findings of fact that may be used by the court in its decision as to the pending claims. The discovery deadline has passed in Freedom Holdings and motions for summary judgment were fully submitted to the court on March 7, 2007, which are pending.

To date, the Second Circuit is the only federal court that has sustained a Commerce Clause challenge to the MSA and MSA-related legislation after reviewing a motion to dismiss. A final decision in these cases by the District Court would be subject to appeal to the Second Circuit and would likely be further appealed to the U.S. Supreme Court. A Supreme Court decision to affirm or to decline to review a Second Circuit ruling that is adverse to the participating manufacturers and states, challenging validity or enforceability of MSA or the states' MSA-related legislation, could potentially lead to invalidation of the MSA and states' MSA-related legislation in their entirety, materially affect the payment streams under the MSA and/or result in the complete loss of the Fund's outstanding investment.

In addition to the cases identified above, proceedings are pending in federal courts that challenge the MSA and/or the states' MSA-related legislation in California, Louisiana, Kentucky, Tennessee and Arkansas. The issues raised in Freedom Holdings or Grand River are also raised in many of these other cases. The MSA and states' MSA-related legislation may also continue to be challenged in the future. A determination that the MSA or states' MSA-related legislation is void or unenforceable would have a material adverse effect on the payments made by the participating manufacturers under the MSA.

Litigation Seeking Monetary Relief from Tobacco Industry Participants. The tobacco industry has been the target of litigation for many years. Both individual and class action lawsuits have been brought by or on behalf of smokers alleging that smoking has been injurious to their health, and by non-smokers alleging harm from environmental tobacco smoke, also known as "secondhand smoke." Plaintiffs seek various forms of relief, including compensatory and punitive damages aggregating billions of dollars, treble/multiple damages and other statutory damages and penalties, creation of medical monitoring and smoking cessation funds, disgorgement of profits, legal fees, and injunctive and equitable relief.

The MSA does not release participating manufacturers from liability in either individual or class action cases. Healthcare cost recovery cases have also been brought by governmental and non-governmental healthcare providers seeking, among other things, reimbursement for healthcare expenditures incurred in connection with the treatment of medical conditions allegedly caused by smoking. The participating manufacturers are also exposed to liability in these cases, because the MSA only settled healthcare cost recovery claims of the participating states. Litigation has also been brought against certain participating manufacturers and their affiliates in foreign countries.

     The ultimate outcome of any pending or future lawsuit is uncertain. Verdicts of substantial magnitude that are enforceable as to one or more participating manufacturers, if they occur, could encourage commencement of additional litigation, or could negatively affect perceptions of potential triers of fact with respect to the tobacco industry, possibly to the detriment of pending litigation. An unfavorable outcome or settlement or one or more adverse judgments could result in a decision by the affected participating manufacturers to substantially increase cigarette prices, thereby reducing cigarette consumption beyond the forecasts under the MSA. In addition, the financial condition of any or all of the participating manufacturer defendants could be materially and adversely affected by the ultimate outcome of pending litigation, including bonding and litigation costs or a verdict or verdicts awarding substantial compensatory or punitive damages. Depending upon the magnitude of any such negative financial impact (and irrespective of whether the participating manufacturer is thereby rendered insolvent), an adverse outcome in one or more of the lawsuits could substantially impair the affected participating manufacturer's ability to make payments under the MSA.

Credit Ratings of Municipal Securities. Ratings by rating organizations such as Standard & Poor's Ratings Services, a division of the McGraw-Hill Companies, Inc. ("Standard & Poor's"), Moody's Investors Service, Inc. ("Moody's") and Fitch, Inc. ("Fitch") represent the respective rating agency's opinions of the credit quality of the municipal securities they undertake to rate. However, their ratings are general opinions and are not guarantees of quality. Municipal securities that have the same maturity, coupon and rating may have different yields, while other municipal securities that have the same maturity and coupon but different ratings may have the same yield.

After the Fund buys a municipal security, the security may cease to be rated or its rating may be reduced. Neither event requires the Fund to sell the security, but the Manager will consider such events in determining whether the Fund should continue to hold the security. To the extent that ratings given by Standard & Poor's, Moody's, or Fitch change as a result of changes in those rating organizations or their rating systems, the Fund will attempt to use comparable ratings as standards for investments in accordance with the Fund's investment policies.

The Fund may buy municipal securities that are "pre-refunded." The issuer's obligation to repay the principal value of the security is generally collateralized with U.S. government securities placed in an escrow account. This causes the pre-refunded security to have essentially the same risks of default as a AAA-rated security.

A list of the rating categories of Standard & Poor's, Moody's and Fitch for municipal securities is contained in Appendix A to this SAI. Because the Fund may purchase securities that are unrated by nationally recognized rating organizations, the Manager will make its own assessment of the credit quality of unrated issues the Fund buys. The Manager will use criteria similar to those used by the rating agencies, and assign a rating category to a security that is comparable to what the Manager believes a rating agency would assign to that security. However, the Manager's rating does not constitute a guarantee of the quality of a particular issue.

In evaluating the credit quality of a particular security, whether it is rated or unrated, the Manager will normally take into consideration a number of factors. Among them are the financial resources of the issuer, or the underlying source of funds for debt service on a security, the issuer's sensitivity to economic conditions and trends, any operating history of the facility financed by the obligation and the degree of community support for it, the capabilities of the issuer's management and regulatory factors affecting the issuer and the particular facility.

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Special Risks of Below Investment-Grade Securities. Up to 5% of the Fund's total assets may be invested in municipal obligations rated below investment grade. These are commonly referred to as "junk bonds." Lower grade securities may have a higher yield than securities rated in the higher rating categories. In addition to having a greater risk of default than higher-grade, securities, there may be less of a market for these securities. As a result they may be harder to sell at an acceptable price. The additional risks mean that the Fund may not receive the anticipated level of income from these securities, and the Fund's net asset value may be affected by declines in the value of lower-grade securities. However, because the added risk of lower quality securities might not be consistent with the Fund's policy of prudent investment management, the Fund limits its investments in lower quality securities.

While securities rated within the category "Baa" by Moody's or "BBB" by Standard & Poor's or Fitch are investment grade, they may be subject to special risks and have some speculative characteristics.

In the event of unanticipated financial difficulties, default or bankruptcy of an issuer of an obligation or the underlying source of funds for debt service on an obligation the Fund owns, the Fund can take such action as the Manager considers appropriate. That might include, for example, retaining the services of persons, firms, professional organizations and others to evaluate or protect real estate, facilities or other assets securing the obligation or acquired by the Fund as a result of such event. The Fund will incur additional costs in taking protective action with respect to portfolio obligations that are in default or the assets securing those obligations. As a result, the Fund's share prices could be adversely affected. Any income derived from the Fund's ownership or operation of assets acquired as a result of these types of actions might not be tax-exempt.

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Borrowing and Leverage. The Fund can borrow from banks for investment-related purposes such as purchasing securities believed to be desirable by the Manager when available, funding amounts necessary to unwind or "collapse" trusts that issued "inverse floaters" to the Fund, or to contribute to such trusts to enable them to make tenders of their other securities by the holders. The Fund also can borrow from banks and other lenders to meet redemption obligations or for temporary and emergency purposes. When the Fund invests borrowed funds in portfolio securities, it is using a speculative investment technique known as "leverage." Under the Fund's investment policies, the Fund may not borrow money, except to the extent permitted under the Investment Company Act, the rules or regulations thereunder or any exemption from the Act that applies to the Fund. Currently, under the Investment Company Act, a mutual fund may borrow only from banks (for other than emergency purposes) and the maximum amount it may borrow is up to one-third of its total assets (including the amount borrowed) less all liabilities and indebtedness other than borrowings. When the Fund borrows, it earmarks securities on its books equal to 300% of the amount borrowed to cover its obligation to repay the loan. If the value of the Fund's assets fails to meet this 300% asset coverage requirement, the Fund will reduce its bank debt within three days to meet the requirement. To do so, the Fund might have to sell a portion of its investments at a disadvantageous time.

     The Fund may also borrow up to 5% of its total assets for temporary or emergency purposes from any lender. Under the Investment Company Act, there is a rebuttable presumption that a loan is temporary if it is repaid within 60 days and not extended or renewed.

     The Fund will pay interest on loans, and that interest expense will raise the overall expenses of the Fund and reduce its returns. If the Fund does borrow, its expenses will be greater than comparable funds that do not borrow. In the case of borrowing for leverage, the interest paid on a loan might be more (or less) than the yield on the securities purchased with the loan proceeds. Additionally, borrowing might cause the Fund's net asset value per share to fluctuate more than that of funds that do not borrow.

     The Fund participates in a secured line of credit (the "Line of Credit") with certain conduit facilities, Citibank, N.A., and other banks. The Line of Credit enables the Fund to participate with certain other Oppenheimer funds in a committed, secured borrowing facility which was increased in October 2008 to permit borrowings of up to $3,000,000,000, in the aggregate by the participants. The Line of Credit is required to be operated in compliance with the terms of an exemptive order issued by the SEC to Citicorp North America, Inc. ("Citicorp"), which acts as agent for the lenders under the Line of Credit. That Line of Credit can be used to purchase securities for investment or for other business purposes. The Fund's Board determined that the Fund's participation in the Line of Credit is consistent with the Fund's investment objective and policies and is in the best interests of the Fund and its shareholders. To facilitate the lender's willingness to increase the amount available to the Fund and other affiliated funds that are borrowers under that loan facility, the Manager has used its own resources to fund certain collateral accounts for the potential benefit of one of the lenders, Citibank in connection with another investment program unrelated to the Fund or the loan. The Manager has received no compensation from the Fund or the lender for establishing that collateral account or in connection with the increase in the Line of Credit available to the Fund and its affiliated funds.

     Loans are typically secured by assets of the Fund. Liquidity support for loans from the Line of Credit facility is provided by banks obligated to make loans to the Fund in the event the conduit or conduits are unable or unwilling to make such loans. Interest is charged to the Fund, based on its borrowings, at current commercial rates. The Fund has paid its pro rata portion of a loan commitment fee for the Line of Credit and the recent increase thereto, and pays additional fees annually to the lender on its outstanding borrowings to manage and administer the facility. The Fund can prepay such loans and terminate its participation in the Line of Credit at any time upon prior notice. As a borrower under the Line of Credit, the Fund has certain rights and remedies under state and federal law comparable to those it would have with respect to a loan from a bank.

Other Investment Techniques and Strategies. In seeking its objective, the Fund may from time to time employ the types of investment strategies and investments described below. The Fund is not required to use all of these strategies and may not use them.

     |X|     Floating Rate and Variable Rate Obligations. Floating or variable rate obligations may have a demand feature that allows the Fund to tender the obligation to the issuer or a third party prior to its maturity. The tender may be at par value plus accrued interest, according to the terms of the obligations.

     The interest rate on a floating rate demand note is based on a market rate, such as the percentage of LIBOR, the SIFMA Municipal Swap Index or a bank's prime rate, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable rate demand note is also based on a specified market rate but is adjusted automatically at specified intervals of not more than one year. Generally, the changes in the interest rate on such securities reduce the fluctuation in their market value. As interest rates decrease or increase, the potential for capital appreciation or depreciation is less than that for fixed-rate obligations of the same maturity.

     The Manager may determine that an unrated floating rate or variable rate demand obligation meets the Fund's quality standards by reason of the backing provided by a letter of credit or guarantee issued by a bank that meets those quality standards.

     Floating rate and variable rate demand notes that have a stated maturity in excess of one year may have features that permit the holder to recover the principal amount of the underlying security at specified intervals not exceeding one year and upon no more than 30 days' notice. The issuer of that type of note normally has a corresponding right in its discretion, after a given period, to prepay the outstanding principal amount of the note plus accrued interest. Generally the issuer must provide a specified number of days' notice to the holder. Floating rate or variable rate obligations that do not provide for the recovery of principal and interest within seven (7) days are subject to the Fund's limitations on investments in illiquid securities.

|X|     Inverse Floaters. The Fund invests in "inverse floaters" which are derivative instruments that pay interest at rates that move in the opposite direction of yields on short-term securities. As short-term interest rates rise, the interest rate on inverse floaters falls and they produce less current income. As short-term interest rates fall, the interest rates on the inverse floaters increase and they pay more current income. Their market value can be more volatile than that of a conventional fixed-rate security having similar credit quality, redemption provisions and maturity. The Fund can invest up to 20% of its total assets in inverse floaters.

An inverse floater is a derivative instrument typically created by a trust that divides a fixed-rate municipal security into two securities: a short-term tax exempt floating rate security (sometimes referred to as a "tender option bond" because of the rights the purchaser has to tender the security periodically for repayment of the principal value) and a long-term tax exempt floating rate security (referred to as a "residual certificate" or "inverse floater") that pays interest at rates that move in the opposite direction of the yield on the short-term floating rate security. As short-term interest rates rise, inverse floaters produce less current income (and, in extreme cases, may pay no income) and as short-term interest rates fall, inverse floaters produce more current income.

To facilitate the creation of inverse floaters, the Fund may purchase a fixed-rate municipal security and subsequently transfer it to a broker-dealer (the sponsor), which deposits the municipal security in a trust. The trust issues the residual certificates and short-term floating rate bond. The trust documents enable the Fund to withdraw the underlying bond to unwind or "collapse" the trust (upon tendering the residual certificate and paying the value of the short-term bond and certain costs).

The Fund may also purchase inverse floaters created when another party transfers a fixed-rate municipal security to a trust. The trust then issues short-term floating rate notes to third parties and sells the inverse floater to the Fund. Under some circumstances, the Manager might acquire both portions of that type of offering, to reduce the effect of the volatility of the individual securities. This provides the Manager with a flexible portfolio management tool to vary the degree of investment leverage efficiently under different market conditions.

Additionally, the Fund may be able to purchase inverse floaters created by municipal issuers directly. To provide investment leverage, a municipal issuer might issue two variable rate obligations instead of a single long-term, fixed-rate security. For example, the interest rate on one obligation reflecting short-term interest rates and the interest rate on the other instrument, the inverse floater, reflecting the approximate rate the issuer would have paid on a fixed-rate security, multiplied by a factor of two, minus the rate paid on the short-term instrument.

Inverse floaters may offer relatively high current income, reflecting the spread between long-term and short-term tax exempt interest rates. As long as the municipal yield curve remains positively sloped, and short-term rates remain low relative to long-term rates, owners of inverse floaters will have the opportunity to earn interest at above-market rates. If the yield curve flattens and shifts upward, an inverse floater will lose value more quickly than a conventional long-term security having similar credit quality, redemption provisions and maturity.

Some inverse floaters have a feature known as an interest rate "cap" as part of the terms of the investment. Investing in inverse floaters that have interest rate caps might be part of a portfolio strategy to try to maintain a high current yield for the Fund when the Fund has invested in inverse floaters that expose the Fund to the risk of short-term interest rate fluctuations. "Embedded" caps can be used to hedge a portion of the Fund's exposure to rising interest rates. When interest rates exceed a pre-determined rate, the cap generates additional cash flows that offset the decline in interest rates on the inverse floater. However, the Fund bears the risk that if interest rates do not rise above the pre-determined rate, the cap (which is purchased for additional cost) will not provide additional cash flows and will expire worthless.

The Fund may enter into a "shortfall and forbearance" agreement with the sponsor of an inverse floater held by the Fund. Under such an agreement, on liquidation of the trust, the Fund would be committed to pay the trust the difference between the liquidation value of the underlying security on which the inverse floater is based and the principal amount payable to the holders of the short-term floating rate security that is based on the same underlying security. The Fund would not be required to make such a payment under the standard terms of a more typical inverse floater. Although entering into a "shortfall and forebearance" agreement would expose the Fund to the risk that it may be required to make the payment described above, the Fund may receive higher interest payments than under a typical inverse floater.

An investment in inverse floaters may involve greater risk than an investment in a fixed-rate municipal security. All inverse floaters entail some degree of leverage. The interest rate on inverse floaters varies inversely at a pre-set multiple of the change in short-term rates. An inverse floater that has a higher multiple, and therefore more leverage, will be more volatile with respect to both price and income than an inverse floater with a lower degree of leverage or than the underlying security.

Because of the accounting treatment for inverse floaters created by the Fund's transfer of a municipal bond to a trust, the Fund's financial statements will reflect these transactions as "secured borrowings," which affects the Fund's expense ratios, statements of income and assets and liabilities and causes the Fund's Statement of Investments to include the underlying municipal bond.

Percentage of LIBOR Notes (PLNs). The Fund may invest in Percentage of LIBOR Notes ("PLNs") which are variable rate municipal securities based on the London Interbank Offered Rate ("LIBOR"), a widely used benchmark for short-term interest rates and used by banks for interbank loans with other banks. The PLN typically pays interest based on a percentage of a LIBOR rate for a specified time plus an established yield premium. Due to their variable rate features, PLNs will generally pay higher levels of income in a rising interest rate environment and lower levels of income as interest rates decline. In times of substantial market volatility, however, the PLNs may not perform as anticipated. The value of a PLN also may decline due to other factors, such as changes in credit quality of the underlying bond.

The Fund also may invest in PLNs that are created when a broker-dealer/sponsor deposits a municipal bond into a trust created by the sponsor. The trust issues a percentage of LIBOR floating rate certificate (i.e., the PLN) to the Fund and a residual interest certificate to third parties who receive the remaining interest on the bond after payment of the interest distribution to the PLN holder and other fees.

Because the market for PLNs is relatively new and still developing, the Fund's ability to engage in transactions using such instruments may be limited. There is no assurance that a liquid secondary market will exist for any particular PLN or at any particular time, and so the Fund may not be able to close a position in a PLN when it is advantageous to do so.

|X|      "When-Issued" and "Delayed-Delivery" Transactions. The Fund can purchase securities on a "when-issued" basis, and may purchase or sell such securities on a "delayed-delivery" basis. "When-issued" or "delayed-delivery" refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery.

     When such transactions are negotiated, the price (which is generally expressed in yield terms) is fixed at the time the commitment is made. Delivery and payment for the securities take place at a later date. Normally the settlement date is within six months of the purchase of municipal bonds and notes. However, the Fund may, from time to time, purchase municipal securities having a settlement date more than six months and possibly as long as two years or more after the trade date. The securities are subject to change in value from market fluctuation during the settlement period. The value at delivery may be less than the purchase price. For example, changes in interest rates in a direction other than that expected by the Manager before settlement will affect the value of such securities and may cause loss to the Fund. No income begins to accrue to the Fund on a when-issued security until the Fund receives the security at settlement of the trade.

The Fund will engage in when-issued transactions in order to secure what is considered to be an advantageous price and yield at the time of entering into the obligation. When the Fund engages in when-issued or delayed-delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Its failure to do so may cause the Fund to lose the opportunity to obtain the security at a price and yield it considers advantageous.

When the Fund engages in when-issued and delayed-delivery transactions, it does so for the purpose of acquiring or selling securities consistent with its investment objective and policies or for delivery pursuant to options contracts it has entered into, and not for the purposes of investment leverage. Although the Fund will enter into when-issued or delayed-delivery purchase transactions to acquire securities, the Fund may dispose of a commitment prior to settlement. If the Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition or to dispose of its right to deliver or receive against a forward commitment, it may incur a gain or loss.

At the time the Fund makes a commitment to purchase or sell a security on a when-issued or forward commitment basis, it records the transaction on its books and reflects the value of the security purchased. In a sale transaction, it records the proceeds to be received, in determining its net asset value. In a purchase transaction, the Fund will identify on its books liquid assets with a value at least equal to the purchase commitments until the Fund pays for the investment.

When-issued transactions and forward commitments can be used by the Fund as a defensive technique to hedge against anticipated changes in interest rates and prices. For instance, in periods of rising interest rates and falling prices, the Fund might sell securities in its portfolio on a forward commitment basis to attempt to limit its exposure to anticipated falling prices. In periods of falling interest rates and rising prices, the Fund might sell portfolio securities and purchase the same or similar securities on a when-issued or forward commitment basis, to obtain the benefit of currently higher cash yields.

|X|     Zero-Coupon Securities. The Fund may buy zero-coupon and delayed interest municipal securities. Zero-coupon securities do not make periodic interest payments and are sold at a deep discount from their face value. The buyer recognizes a rate of return determined by the gradual appreciation of the security, which is redeemed at face value on a specified maturity date. This discount depends on the time remaining until maturity, as well as prevailing interest rates, the liquidity of the security and the credit quality of the issuer. In the absence of threats to the issuer's credit quality, the discount typically decreases as the maturity date approaches. Some zero-coupon securities are convertible, in that they are zero-coupon securities until a predetermined date, at which time they convert to a security with a specified coupon rate.

Because zero-coupon securities pay no interest and compound semi-annually at the rate fixed at the time of their issuance, their value is generally more volatile than the value of other debt securities. Their value may fall more dramatically than the value of interest-bearing securities when interest rates rise. When prevailing interest rates fall, zero-coupon securities tend to rise more rapidly in value because they have a fixed rate of return.

The Fund's investment in zero-coupon securities may cause the Fund to recognize income and be required to make distributions to shareholders before it receives any cash payments on the zero-coupon investment. To generate cash to satisfy those distribution requirements, the Fund may have to sell portfolio securities that it otherwise might have continued to hold or to use cash flows from other sources such as the sale of Fund shares.

|X|     Puts and Standby Commitments. The Fund may acquire "stand-by commitments" or "puts" with respect to municipal securities to enhance portfolio liquidity and to try to reduce the average effective portfolio maturity. These arrangements give the Fund the right to sell the securities at a set price on demand to the issuing broker-dealer or bank. However, securities having this feature may have a relatively lower interest rate.

When the Fund buys a municipal security subject to a standby commitment to repurchase the security, the Fund is entitled to same-day settlement from the purchaser. The Fund receives an exercise price equal to the amortized cost of the underlying security plus any accrued interest at the time of exercise. A put purchased in conjunction with a municipal security enables the Fund to sell the underlying security within a specified period of time at a fixed exercise price.

The Fund might purchase a standby commitment or put separately in cash or it might acquire the security subject to the standby commitment or put (at a price that reflects that additional feature). The Fund will enter into these transactions only with banks and securities dealers that, in the Manager's opinion, present minimal credit risks. The Fund's ability to exercise a put or standby commitment will depend on the ability of the bank or dealer to pay for the securities if the put or standby commitment is exercised. If the bank or dealer should default on its obligation, the Fund might not be able to recover all or a portion of any loss sustained from having to sell the security elsewhere.

Puts and standby commitments are not transferable by the Fund. They terminate if the Fund sells the underlying security to a third party. The Fund intends to enter into these arrangements to facilitate portfolio liquidity, although such arrangements might enable the Fund to sell a security at a pre-arranged price that may be higher than the prevailing market price at the time the put or standby commitment is exercised. However, the Fund might refrain from exercising a put or standby commitment if the exercise price is significantly higher than the prevailing market price, to avoid imposing a loss on the seller that could jeopardize the Fund's business relationships with the seller.

A put or standby commitment increases the cost of the security and reduces the yield otherwise available from the security. Any consideration paid by the Fund for the put or standby commitment will be reflected on the Fund's books as unrealized depreciation while the put or standby commitment is held, and a realized gain or loss when the put or commitment is exercised or expires. Interest income received by the Fund from municipal securities subject to puts or stand-by commitments may not qualify as tax exempt in its hands if the terms of the put or stand-by commitment cause the Fund not to be treated as the tax owner of the underlying municipal securities.

|X|     Repurchase Agreements. The Fund may acquire securities subject to repurchase agreements. It may do so for liquidity purposes to meet anticipated redemptions of Fund shares, or pending the investment of the proceeds from sales of Fund shares, or pending the settlement of portfolio securities. In a repurchase transaction, the Fund acquires a security from, and simultaneously resells it to an approved vendor for delivery on an agreed upon future date. The resale price exceeds the purchase price by an amount that reflects an agreed-upon interest rate effective for the period during which the repurchase agreement is in effect. Approved vendors include U.S. commercial banks, U.S. branches of foreign banks or broker-dealers that have been designated a primary dealer in government securities, which meet the credit requirements set by the Fund's Manager from time to time. The Manager will monitor the vendor's creditworthiness to confirm that the vendor is financially sound and will continuously monitor the collateral's value.

     The majority of these transactions run from day to day. Delivery pursuant to resale typically will occur within one to five days of the purchase. Repurchase agreements having a maturity beyond seven days are subject to the Fund's limits on holding illiquid investments. There is no limit on the amount of the Fund's net assets that may be subject to repurchase agreements of seven days or less.

Repurchase agreements, considered "loans" under the Investment Company Act of 1940 (the "Investment Company Act"), are collateralized by the underlying security. The Fund's repurchase agreements require that at all times while the repurchase agreement is in effect, the collateral's value must equal or exceed the repurchase price to fully collateralize the repayment obligation. However, if the vendor fails to pay the resale price on the delivery date, the Fund may incur costs in disposing of the collateral and may experience losses if there is any delay in its ability to do so.

Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the "SEC"), the Fund, along with the affiliated entities managed by the Manager, may transfer uninvested cash balances into one or more joint repurchase agreement accounts. These balances are invested in one or more repurchase agreements secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each joint repurchase arrangement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

|X| Reverse Repurchase Agreements. The Fund can use reverse repurchase agreements on debt obligations it owns. Under a reverse repurchase agreement, the Fund sells an underlying debt obligation and simultaneously agrees to repurchase the same security at an agreed-upon price at an agreed-upon date. The Fund will identify on its books liquid assets in an amount sufficient to cover its obligations under reverse repurchase agreements, including interest, until payment is made to the seller.

  These transactions involve the risk that the market value of the securities sold by the Fund under a reverse repurchase agreement could decline below the price at which the Fund is obligated to repurchase them. These agreements are considered borrowings by the Fund and will be subject to the asset coverage requirement under the Fund's policy on borrowing discussed below.

|X|      Illiquid Securities. The Fund has percentage limitations that apply to purchases of illiquid securities, as stated in the Prospectus. The Manager determines the liquidity of certain of the Fund's investments and monitors holdings of illiquid securities on an ongoing basis to determine whether to sell any holdings to meet percentage restrictions or maintain adequate liquidity.  The Manager takes into account the trading activity for such securities and the availability of reliable pricing information, among other factors.  Illiquid securities include repurchase agreements maturing in more than seven days.

■     Loans of Portfolio Securities. The Fund may lend its portfolio securities pursuant to a Securities Lending Agency Agreement (the "Securities Lending Agreement") with Goldman Sachs Bank USA, doing business as Goldman Sachs Agency Lending ( "Goldman Sachs"), subject to the restrictions stated in the Prospectus. The Fund will lend portfolio securities to attempt to increase its income. Goldman Sachs has agreed, in general, to guarantee the obligations of borrowers to return loaned securities and to be responsible for certain expenses relating to securities lending. Under the Securities Lending Agreement, the Fund's securities lending procedures and applicable regulatory requirements (which are subject to change), the Fund must receive collateral from the borrower consisting of cash, bank letters of credit or securities of the U.S. government (or its agencies or instrumentalities). On each business day, the amount of collateral that the Fund has received must at least equal the value of the loaned securities. If the Fund receives cash collateral from the borrower, the Fund may invest that cash in certain high quality, short-term investments specified in its securities lending procedures. The Fund will be responsible, for the risks associated with the investment of cash collateral, including the risk that the Fund may lose money on the investment or may fail to earn sufficient income to meet its obligations to the borrower.

     The terms of the Fund's portfolio loans must comply with all applicable regulations and with the Fund's Securities Lending Procedures adopted by the Board. The terms of the loans must permit the Fund to recall loaned securities on five business days' notice and the Fund will seek to recall loaned securities in time to vote on any matters that the Manager determines would have a material effect on the Fund's investment. The Securities Lending Agreement may be terminated by either Goldman Sachs or the Fund on 30 days' written notice.

     To attempt to raise income or raise cash for liquidity purposes, the Fund may lend its portfolio securities to brokers, dealers and other financial institutions approved by the Fund's Board of Trustees. These loans are limited to not more than 25% of the value of the Fund's total assets. The Fund presently does not intend to engage in loans of securities that will exceed 5% of the value of the Fund's total assets in the coming year. Income from securities loans does not constitute exempt-interest income for the purpose of paying tax-exempt dividends.

     There are risks in connection with securities lending. The Fund might experience a delay in receiving additional collateral to secure a loan, or a delay in recovery of the loaned securities. The Fund must receive collateral for a loan. Under current applicable regulatory requirements (which are subject to change), on each business day the loan collateral must be at least equal to the value of the loaned securities. It must consist of cash, bank letters of credit, securities of the U.S. government or its agencies or instrumentalities, or other cash equivalents in which the Fund is permitted to invest. To be acceptable as collateral, letters of credit must obligate a bank to pay amounts demanded by the Fund if the demand meets the terms of the letter. The terms of the letter of credit and the issuing bank both must be satisfactory to the Fund.

When it lends securities, the Fund receives amounts equal to the dividends or interest on the loaned securities, it also receives one or more of (a) negotiated loan fees, (b) interest on securities used as collateral, and (c) interest on short-term debt securities purchased with the loan collateral. Either type of interest may be shared with the borrower. The Fund may pay reasonable finder's, administrative or other fees in connection with these loans. The terms of the Fund's loans must meet applicable tests under the Internal Revenue Code and must permit the Fund to reacquire loaned securities on five days' notice or in time to vote on any important matter.

■     Liquidity Facility. In order to pay cash to shareholders who redeem their shares on any given day, the Fund usually must hold cash in its portfolio, liquidate portfolio securities, or borrow money, each of which imposes certain costs on the Fund. From time to time, the Fund may also participate in a program offered by ReFlow, LLC ("ReFlow") to provide this required liquidity. ReFlow is designed to provide an alternative source of funding to help meet shareholder redemptions while minimizing the Fund's costs and cash flow disruptions (compared to selling portfolio securities or other liquidity facilities such as a line of credit) and allowing the Fund to remain more fully invested. ReFlow provides this liquidity by being prepared to purchase Fund shares, at the Fund's closing net asset value, equal to the amount of the Fund's net redemptions on any given day. On subsequent days when the Fund experiences net subscriptions, ReFlow redeems its holdings at the Fund's net asset value on that day. When the Fund participates in the ReFlow program, it pays ReFlow a fee at a rate determined by a daily auction with other participating mutual funds in the ReFlow program. There is no assurance that ReFlow will have sufficient funds available to meet the Fund's liquidity needs on a particular day and ReFlow is prohibited from acquiring more than 3% of the outstanding shares of the Fund.

■     Other Derivative Investments. Certain derivatives, such as options, futures, indexed securities and entering into swap agreements, can be used to increase or decrease the Fund's exposure to changing security prices, interest rates or other factors that affect the value of securities. However, these techniques could result in losses to the Fund if the Manager judges market conditions incorrectly or employs a strategy that does not correlate well with the Fund's other investments. These techniques can cause losses if the counterparty does not perform its promises. An additional risk of investing in municipal securities that are derivative investments is that their market value could be expected to vary to a much greater extent than the market value of municipal securities that are not derivative investments but have similar credit quality, redemption provisions and maturities.

     |X|     Hedging. The Fund may use hedging to attempt to protect against declines in the market value of its portfolio, to permit the Fund to retain unrealized gains in the value of portfolio securities that have appreciated, or to facilitate selling securities for investment reasons. To do so, the Fund may:

•	sell interest rate futures or municipal bond index futures,

•	buy puts on such futures or securities, or

•

write covered calls on securities, broadly-based municipal bond indices, interest rate futures or municipal bond index futures. Covered calls may also be written on debt securities to attempt to increase the Fund's income, but that income would not be tax-exempt. Therefore it is unlikely that the Fund would write covered calls for that purpose.

     The Fund may also use hedging to establish a position in the debt securities market as a temporary substitute for purchasing individual debt securities. In that case the Fund will normally seek to purchase the securities, and then terminate that hedging position. For this type of hedging, the Fund may:

❑     buy interest rate futures or municipal bond index futures, or

❑     buy calls on such futures or on securities.

     The Fund is not obligated to use hedging instruments, even though it is permitted to use them in the Manager's discretion, as described below. The Fund's strategy of hedging with futures and options on futures will be incidental to the Fund's investment activities in the underlying cash market. The particular hedging instruments the Fund can use are described below. The Fund may employ new hedging instruments and strategies when they are developed, if those investment methods are consistent with the Fund's investment objective and are permissible under applicable regulations governing the Fund.

•	Put and Call Options. The Fund may buy and sell certain kinds of put options (puts) and call options (calls). These strategies are described below.

•	Writing Covered Call Options. The Fund may write (that is, sell) call options. The Fund's call writing is subject to a number of restrictions:

(1)	Calls the Fund sells must be listed on a national securities exchange.

(2)	Each call the Fund writes must be "covered" while it is outstanding. That means the Fund must own the investment on which the call was written.

When the Fund writes a call on a security, it receives cash (a premium). The Fund agrees to sell the underlying investment to a purchaser of a corresponding call on the same security during the call period at a fixed exercise price regardless of market price changes during the call period. The call period is usually not more than nine months. The exercise price may differ from the market price of the underlying security. The Fund has retained the risk of loss that the price of the underlying security may decline during the call period. That risk may be offset to some extent by the premium the Fund receives. If the value of the investment does not rise above the call price, it is likely that the call will lapse without being exercised. In that case the Fund would keep the cash premium and the investment.

     When a Fund writes a call on an index, it receives cash (a premium). If the buyer of the call exercises it, the Fund will pay an amount of cash equal to the difference between the closing price of the call and the exercise price, multiplied by the specified multiple that determines the total value of the call for each point of difference. If the value of the underlying investment does not rise above the call price, it is likely that the call will lapse without being exercised. In that case the Fund would keep the cash premium.

The Fund's custodian bank, or a securities depository acting for the custodian bank, will act as the Fund's escrow agent through the facilities of the Options Clearing Corporation ("OCC"), as to the investments on which the Fund has written calls traded on exchanges, or as to other acceptable escrow securities. In that way, no margin will be required for such transactions. OCC will release the securities on the expiration of the calls or upon the Fund's entering into a closing purchase transaction.

When the Fund writes an over-the-counter ("OTC") option, it will enter into an arrangement with a primary U.S. government securities dealer which will establish a formula price at which the Fund will have the absolute right to repurchase that OTC option. The formula price would generally be based on a multiple of the premium received for the option, plus the amount by which the option is exercisable below the market price of the underlying security (that is, the option is "in-the-money"). When the Fund writes an OTC option, it will treat as illiquid (for purposes of its restriction on illiquid securities) the mark-to-market value of any OTC option held by it, unless the option is subject to a buy-back agreement by the executing broker.

     To terminate its obligation on a call it has written, the Fund may purchase a corresponding call in a "closing purchase transaction." The Fund will then realize a profit or loss, depending upon whether the net of the amount of the option transaction costs and the premium received on the call the Fund wrote was more or less than the price of the call the Fund purchased to close out the transaction. A profit may also be realized if the call lapses unexercised, because the Fund retains the underlying investment and the premium received. Any such profits are considered short-term capital gains for federal tax purposes, as are premiums on lapsed calls. When distributed by the Fund they are taxable as ordinary income.

     The Fund may also write calls on futures contracts without owning the futures contract or securities deliverable under the contract. To do so, at the time the call is written, the Fund must cover the call by segregating in escrow an equivalent dollar value of liquid assets. The Fund will segregate additional liquid assets if the value of the escrowed assets drops below 100% of the current value of the future. Because of this escrow requirement, in no circumstances would the Fund's receipt of an exercise notice as to that future put the Fund in a "short" futures position.

Purchasing Puts and Calls. The Fund may buy calls only on securities, broadly-based municipal bond indices, municipal bond index futures and interest rate futures. It may also buy calls to close out a call it has written, as discussed above. Calls the Fund buys must be listed on a securities or commodities exchange, or quoted on NASDAQ®, or traded in the over-the-counter market. A call or put option may not be purchased if the purchase would cause the value of all the Fund's put and call options to exceed 5% of its total assets.

When the Fund purchases a call (other than in a closing purchase transaction), it pays a premium. For calls on securities that the Fund buys, it has the right to buy the underlying investment from a seller of a corresponding call on the same investment during the call period at a fixed exercise price. The Fund benefits only if (1) the call is sold at a profit or (2) the call is exercised when the market price of the underlying investment is above the sum of the exercise price plus the transaction costs and premium paid for the call. If the call is neither exercised nor sold (whether or not at a profit), it will become worthless at its expiration date. In that case the Fund will lose its premium payment and the right to purchase the underlying investment.

Calls on municipal bond indices, interest rate futures and municipal bond index futures are settled in cash rather than by delivering the underlying investment. Gain or loss depends on changes in the securities included in the index in question (and thus on price movements in the debt securities market generally) rather than on changes in price of the individual futures contract.

The Fund may buy only those puts that relate to securities that the Fund owns, broadly-based municipal bond indices, municipal bond index futures or interest rate futures (whether or not the Fund owns the futures).

When the Fund purchases a put, it pays a premium. The Fund then has the right to sell the underlying investment to a seller of a corresponding put on the same investment during the put period at a fixed exercise price. Puts on municipal bond indices are settled in cash. Buying a put on a debt security, interest rate future or municipal bond index future the Fund owns enables it to protect itself during the put period against a decline in the value of the underlying investment below the exercise price. If the market price of the underlying investment is equal to or above the exercise price and as a result the put is not exercised or resold, the put will become worthless at its expiration date. In that case the Fund will lose its premium payment and the right to sell the underlying investment. A put may be sold prior to expiration (whether or not at a profit).

•

Risks of Hedging with Options and Futures. The use of hedging instruments requires special skills and knowledge of investment techniques that are different than what is required for normal portfolio management. If the Manager uses a hedging instrument at the wrong time or judges market conditions incorrectly, hedging strategies may reduce the Fund's returns.

The Fund's option activities may affect its portfolio turnover rate and brokerage commissions. The exercise of calls written by the Fund may cause the Fund to sell related portfolio securities, thus increasing its turnover rate. The exercise by the Fund of puts on securities will cause the sale of underlying investments, increasing portfolio turnover. Although the decision whether to exercise a put it holds is within the Fund's control, holding a put might cause the Fund to sell the related investments for reasons that would not exist in the absence of the put.

The Fund may pay a brokerage commission each time it buys a call or put, sells a call or put, or buys or sells an underlying investment in connection with the exercise of a call or put. Such commissions may be higher on a relative basis than the commissions for direct purchases or sales of the underlying investments. Premiums paid for options are small in relation to the market value of the underlying investments. Consequently, put and call options offer large amounts of leverage. The leverage offered by trading in options could result in the Fund's net asset value being more sensitive to changes in the value of the underlying investment.

If a covered call written by the Fund is exercised on an investment that has increased in value, the Fund will be required to sell the investment at the call price. It will not be able to realize any profit if the investment has increased in value above the call price.

     There is a risk in using short hedging by selling interest rate futures and municipal bond index futures or purchasing puts on municipal bond indices or futures to attempt to protect against declines in the value of the Fund's securities. The risk is that the prices of such futures or the applicable index will correlate imperfectly with the behavior of the cash (that is, market) prices of the Fund's securities. It is possible, for example, that while the Fund has used hedging instruments in a short hedge, the market may advance and the value of debt securities held in the Fund's portfolio may decline. If that occurred, the Fund would lose money on the hedging instruments and also experience a decline in value of its debt securities. However, while this could occur over a brief period or to a very small degree, over time the value of a diversified portfolio of debt securities will tend to move in the same direction as the indices upon which the hedging instruments are based.

The risk of imperfect correlation increases as the composition of the Fund's portfolio diverges from the securities included in the applicable index. To compensate for the imperfect correlation of movements in the price of debt securities being hedged and movements in the price of the hedging instruments, the Fund may use hedging instruments in a greater dollar amount than the dollar amount of debt securities being hedged. It might do so if the historical volatility of the prices of the debt securities being hedged is greater than the historical volatility of the applicable index.

The ordinary spreads between prices in the cash and futures markets are subject to distortions due to differences in the natures of those markets. All participants in the futures markets are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close out futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. From the point of view of speculators, the deposit requirements in the futures markets are less onerous than margin requirements in the securities markets. Therefore, increased participation by speculators in the futures markets may cause temporary price distortions.

     The Fund may use hedging instruments to establish a position in the municipal securities markets as a temporary substitute for the purchase of individual securities (long hedging). It is possible that the market may decline. If the Fund then does not invest in such securities because of concerns that there may be further market decline or for other reasons, the Fund will realize a loss on the hedging instruments that is not offset by a reduction in the purchase price of the securities.

An option position may be closed out only on a market that provides secondary trading for options of the same series. There is no assurance that a liquid secondary market will exist for a particular option. If the Fund could not effect a closing purchase transaction due to a lack of a market, it would have to hold the callable investment until the call lapsed or was exercised. The Fund might experience losses if it could not close out a position because of an illiquid market for a future or option.

■     Interest Rate Swap Transactions. In an interest rate swap, the Fund and another party exchange their right to receive or their obligation to pay interest on a security. For example, they may swap a right to receive floating rate payments for fixed rate payments. The Fund may not enter into swaps with respect to more than 25% of its total assets. Also, the Fund will segregate liquid assets (such as cash or U.S. government securities) to cover any amounts it could owe under swaps that exceed the amounts it is entitled to receive, and it will adjust that amount daily, as needed. Income from interest rate swaps may be taxable.

     Swap agreements entail both interest rate risk and credit risk. There is a risk that, based on movements of interest rates in the future, the payments made by the Fund under a swap agreement will have been greater than those received by it. Credit risk arises from the possibility that the counterparty will default. If the counterparty to an interest rate swap defaults, the Fund's loss will consist of the net amount of contractual interest payments that the Fund has not yet received. The Manager will monitor the creditworthiness of counterparties to the Fund's interest rate swap transactions on an ongoing basis.

     The Fund will enter into swap transactions with appropriate counterparties pursuant to master netting agreements. A master netting agreement provides that all swaps done between the Fund and that counterparty under the master agreement shall be regarded as parts of an integral agreement. If on any date amounts are payable under one or more swap transactions, the net amount payable on that date shall be paid. In addition, the master netting agreement may provide that if one party defaults generally or on one swap, the counterparty may terminate the swaps with that party. Under master netting agreements, if there is a default resulting in a loss to one party, that party's damages are calculated by reference to the average cost of a replacement swap with respect to each swap. The gains and losses on all swaps are then netted, and the result is the counterparty's gain or loss on termination. The termination of all swaps and the netting of gains and losses on termination is generally referred to as "aggregation."

•

Regulatory Aspects of Hedging Instruments. The Commodities Futures Trading Commission (the "CFTC") has eliminated limitations on futures trading by certain regulated entities including registered investment companies and consequently registered investment companies may engage in unlimited futures transactions and options thereon provided that the Fund claims an exclusion from regulation as a commodity pool operator. The Fund has claimed such an exclusion from registration as a commodity pool operator under the Commodity Exchange Act ("CEA"). The Fund may use futures and options for hedging and non-hedging purposes to the extent consistent with its investment objective, internal risk management guidelines adopted by the Fund's investment adviser (as they may be amended from time to time), and as otherwise set forth in the Fund's Prospectus or this SAI.

     Transactions in options by the Fund are subject to limitations established by the option exchanges. The exchanges limit the maximum number of options that may be written or held by a single investor or group of investors acting in concert. Those limits apply regardless of whether the options were written or purchased on the same or different exchanges, or are held in one or more accounts or through one or more different exchanges or through one or more brokers. Thus, the number of options that the Fund may write or hold may be affected by options written or held by other entities, including other investment companies having the same adviser as the Fund (or an adviser that is an affiliate of the Fund's adviser). The exchanges also impose position limits on futures transactions. An exchange may order the liquidation of positions found to be in violation of those limits and may impose certain other sanctions.

Under interpretations of staff members of the SEC regarding applicable provisions of the Investment Company Act, when the Fund purchases an interest rate future or municipal bond index future, it must segregate cash or readily marketable short-term debt instruments in an amount equal to the purchase price of the future, less the margin deposit applicable to it. The account must be a segregated account or accounts held by its custodian bank.

■	Temporary Defensive and Interim Investments. The securities the Fund may invest in for temporary defensive purposes include the following:

•	short-term municipal securities;

•	obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities;

•	corporate debt securities rated within the three highest grades by a nationally recognized rating agency;

•	commercial paper rated "A-1" by Standard & Poor's, or a comparable rating by another nationally-recognized rating agency; and

•	certificates of deposit of domestic banks with assets of $1 billion or more.

     The Fund also might hold these types of securities pending the investment of proceeds from the sale of portfolio securities or to meet anticipated redemptions of Fund shares. The income from some of these temporary defensive or interim investments may not be tax-exempt. Therefore, when making those investments, the Fund might not achieve its objective.

■     Taxable Investments. While the Fund can invest up to 20% of its net assets (plus borrowing for investment purposes) in investments that generate income subject to income taxes, it does not anticipate investing substantial amounts of its assets in taxable investments under normal market conditions or as part of its normal trading strategies and policies. To the extent it invests in taxable securities, the Fund would not be able to meet its objective of paying exempt-interest dividends to its shareholders. Taxable investments include, for example, hedging instruments, repurchase agreements, and the types of securities the Fund could buy for temporary defensive purposes.

At times, in connection with the restructuring of a municipal bond issuer either outside of bankruptcy court in a negotiated workout or in the context of bankruptcy proceedings, a Fund may determine or be required to accept equity securities from the issuer in exchange for all or a portion of the Fund's holdings in the municipal security.  Although the Manager will attempt to sell the equity security as soon as reasonably practicable in most cases, depending upon, among other things, the Manager's valuation of the potential value of such securities in relation to the price that could be obtained by a Fund at any given time upon sale thereof, a Fund may determine to hold such securities in its portfolio for limited period of time in order to liquidate the equity securities in a manner that maximizes their value to the Fund.

     •     Investments in Other Investment Companies. On a temporary basis, the Fund can invest up to 5% of its total assets in shares of other investment companies that have an investment objective of seeking income exempt from federal and California personal income taxes. It can invest up to 5% of its total assets in any one investment company (but cannot own more than 3% of the outstanding voting stock of that company). These limits do not apply to shares acquired in a merger, consolidation, reorganization or acquisition of another investment company. Because the Fund would be subject to its ratable share of the other investment company's expenses in addition to its own expenses, the Fund will not make these investments unless the Manager believes that the potential investment benefits justify the added costs and expenses.

|X|     Portfolio Turnover. A change in the securities held by the Fund from buying and selling investments is known as "portfolio turnover." Short-term trading increases the rate of portfolio turnover and could increase the Fund's transaction costs. However, the Fund ordinarily incurs little or no brokerage expense because most of the Fund's portfolio transactions are principal trades that do not require payment of brokerage commissions.

The Fund ordinarily does not trade securities to achieve short-term capital gains, because such gains would not be tax-exempt income. To a limited degree, the Fund may engage in short-term trading to attempt to take advantage of short-term market variations. It may also do so to dispose of a portfolio security prior to its maturity. That might be done if, on the basis of a revised credit evaluation of the issuer or other considerations, the Fund believes such disposition is advisable or it needs to generate cash to satisfy requests to redeem Fund shares. In those cases, the Fund may realize a capital gain or loss on its investments. The Fund's annual portfolio turnover rate normally is not expected to exceed 100%. The Financial Highlights table at the end of the Prospectus shows the Fund's portfolio turnover rates during the past five fiscal years.

Other Investment Restrictions

     |X|     What Are "Fundamental Policies?" Fundamental policies are those policies that the Fund has adopted to govern its investments that can be changed only by the vote of a "majority" of the Fund's outstanding voting securities. Under the Investment Company Act, such a "majority" vote is defined as the vote of the holders of the lesser of:

•	67% or more of the shares present or represented by proxy at a shareholder meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or

•	more than 50% of the outstanding shares.

     The Fund's investment objective is not a fundamental policy, but will not be changed without approval by the Fund's Board of Trustees and notice to shareholders. Other policies described in the Prospectus or this SAI are "fundamental" only if they are identified as such. The Fund's Board of Trustees can change non-fundamental policies without shareholder approval. However, significant changes to investment policies will be described in supplements or updates to the Prospectus or this SAI, as appropriate. The Fund's most significant investment policies are described in the Prospectus.

     • Does the Fund Have Additional Fundamental Policies? The following investment restrictions are fundamental policies of the Fund.

o     The Fund cannot invest 25% or more of its total assets in any one industry. That limit does not apply to securities issued or guaranteed by the U.S. government or its agencies and instrumentalities or securities issued by investment companies. Nor does that limit apply to municipal securities in general or to California municipal securities.

•     The Fund cannot invest in real estate, physical commodities or commodity contracts, except to the extent permitted under the Investment Company Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

o     The Fund cannot underwrite securities of other companies. A permitted exception is in case it is deemed to be an underwriter under the Securities Act of 1933 when reselling any securities held in its own portfolio.

o     The Fund cannot issue senior securities, except to the extent permitted under the Investment Company Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

•

The Fund cannot borrow money, except to the extent permitted under the Investment Company Act, the rules or regulations thereunder or any exemption therefrom that is applicable to the Fund, as such statutes, rules or regulations may be amended or interpreted from time to time.

•

The Fund cannot make loans, except to the extent permitted under the Investment Company Act, the rules or regulations thereunder or any exemption therefrom that is applicable to the Fund, as such statute, rules or regulations may be amended or interpreted from time to time.

     Unless the Prospectus or SAI states that a percentage restriction applies on an ongoing basis, it applies only at the time the Fund makes an investment (except in the case of borrowing and investments in illiquid securities). In that case the Fund need not sell securities to meet the percentage limits if the value of the investment increases in proportion to the size of the Fund.

Non-Diversification of the Fund's Investments. The Fund is "non-diversified" as defined in the Investment Company Act. Funds that are diversified have restrictions against investing too much of their assets in the securities of any one "issuer." That means that the Fund can invest more of its assets in the securities of a single issuer than a fund that is diversified.

Being non-diversified poses additional investment risks, because if the Fund invests more of its assets in fewer issuers, the value of its shares is subject to greater fluctuations from adverse conditions affecting any one of those issuers. However, the Fund does limit its investments in the securities of any one issuer to qualify for tax purposes as a "regulated investment company" under the Internal Revenue Code. If it qualifies, the Fund does not have to pay federal income taxes if more than 90% of its earnings are distributed to shareholders. To qualify, the Fund must meet a number of conditions. First, not more than 25% of the market value of the Fund's total assets may be invested in the securities of a single issuer (other than Government securities and securities of other regulated investment companies), two or more issuers that are engaged in the same or related trades or businesses and are controlled by the Fund, or one or more qualified publicly traded partnerships (i.e., publicly-traded partnerships that are treated as partnerships for tax purposes and derive at least 90% of their income from certain passive sources). Second, with respect to 50% of the market value of its total assets, (1) no more than 5% of the market value of its total assets may be invested in the securities of a single issuer, and (2) the Fund must not own more than 10% of the outstanding voting securities of a single issuer.

The identification of the issuer of a municipal security depends on the terms and conditions of the security. When the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from those of the government creating it and the security is backed only by the assets and revenues of the subdivision, agency, authority or instrumentality, the latter would be deemed to be the sole issuer. Similarly, if an industrial development bond is backed only by the assets and revenues of the non-governmental user, then that user would be deemed to be the sole issuer. However, if in either case the creating government or some other entity guarantees a security, the guarantee would be considered a separate security and would be treated as an issue of such government or other entity.

Applying the Restriction Against Concentration. In implementing the Fund's policy not to concentrate its investments, the Manager will consider a non-governmental user of facilities financed by private activity bonds as being in a particular industry. That is done even though the bonds are municipal securities, as to which the Fund has no concentration limitation. The Manager categorizes tobacco industry related municipal bonds as either tobacco settlement revenue bonds or tobacco bonds that are subject to appropriation ("STA Bonds"). For purposes of the Funds' industry concentration policies, STA Bonds are considered to be "municipal" bonds, as distinguished from "tobacco" bonds. As municipal bonds, STA Bonds are not within any industry and are not subject to the Funds' industry concentration policies.

Other types of municipal securities that are not considered a part of any "industry" under the Fund's industry concentration policy include: general obligation, general appropriation, municipal leases, special assessment and special tax bonds. Although these types of municipal securities may be related to certain industries, because they are issued by governments or their political subdivisions rather than non-governmental users, these types of municipal securities are not considered a part of an industry for purposes of the Fund's industry concentration policy.

Therefore, the Fund may invest more than 25% of its total assets in these types of municipal securities, which may finance similar types of projects or from which the interest is paid from revenues of similar types of projects. "Similar types of projects" are projects that are related in such a way that economic, business or political developments tend to have the same impact on each similar project. For example, a change that affects one project, such as proposed legislation on the financing of the project, a shortage of the materials needed for the project, or a declining economic need for the project, would likely affect all similar projects, thereby increasing market risk. Thus, market changes that affect a security issued in connection with one project also would affect securities issued in connection with similar types of projects.

Disclosure of Portfolio Holdings. The Fund has adopted policies and procedures concerning the dissemination of information by employees, officers and/or directors of the Manager Distributor and Transfer Agent. These policies are designed to assure that non-public information about portfolio securities is distributed only for a legitimate business purpose, and is done in a manner that (a) conforms to applicable laws and regulations and (b) is designed to prevent that information from being used in a way that could negatively affect the Fund's investment program or enable third parties to use that information in a manner that is harmful to the Fund.

•

Public Disclosure. The Fund's portfolio holdings are made publicly available no later than 60 days after the close of each of the Fund's fiscal quarters in the semi-annual and annual reports to shareholders, or the Statements of Investments on Form N-Q. Those documents are publicly available at the SEC. In addition, the top 20 month-end holdings may be posted on the OppenheimerFunds' website at www.oppenheimerfunds.com (select the Fund's name under the "View Fund Information for:" menu) with a 15-day lag. The Fund may release a more restrictive list of holdings (e.g., the top five or top 10 portfolio holdings) or may release no holdings if that is in the best interests of the Fund and its shareholders. Other general information about the Fund's portfolio investments, such as portfolio composition by asset class, industry, country, currency, credit rating or maturity, may also be posted.

Until publicly disclosed, the Fund's portfolio holdings are proprietary, confidential business information. While recognizing the importance of providing Fund shareholders with information about their Fund's investments and providing portfolio information to a variety of third parties to assist with the management, distribution and administrative process, the need for transparency must be balanced against the risk that third parties who gain access to the Fund's portfolio holdings information could attempt to use that information to trade ahead of or against the Fund, which could negatively affect the prices the Fund is able to obtain in portfolio transactions or the availability of the securities that portfolio managers are trading on the Fund's behalf.

The Manager and its subsidiaries and affiliates, employees, officers, and directors, shall neither solicit nor accept any compensation or other consideration (including any agreement to maintain assets in the Fund or in other investment companies or accounts managed by the Manager or any affiliated person of the Manager) in connection with the disclosure of the Fund's non-public portfolio holdings. The receipt of investment advisory fees or other fees and compensation paid to the Manager and its subsidiaries pursuant to agreements approved by the

Fund's Board shall not be deemed to be "compensation" or "consideration" for these purposes. It is a violation of the Code of Ethics for any covered person to release holdings in contravention of portfolio holdings disclosure policies and procedures adopted by the Fund.

A list of the top 20 or more portfolio securities holdings (based on invested assets), listed by security or by issuer, as of the end of each month may be disclosed to third parties (subject to the procedures below) no sooner than 15 days after month-end.

Except under special limited circumstances discussed below, month-end lists of the Fund's complete portfolio holdings may be disclosed no sooner than 30-days after the relevant month-end, subject to the procedures below. If the Fund's complete portfolio holdings have not been disclosed publicly, they may be disclosed pursuant to special requests for legitimate business reasons, provided that:

•	The third-party recipient must first submit a request for release of Fund portfolio holdings, explaining the business reason for the request;

•	Senior officers (a Senior Vice President or above) in the Manager's Portfolio and Legal departments must approve the completed request for release of Fund portfolio holdings; and

•

The third-party recipient must sign the Manager's portfolio holdings non-disclosure agreement before receiving the data, agreeing to keep information that is not publicly available regarding the Fund's holdings confidential and agreeing not to trade directly or indirectly based on the information.

The Fund's complete portfolio holdings positions may be released to the following categories of entities or individuals on an ongoing basis, provided that such entity or individual either (1) has signed an agreement to keep such information confidential and not trade on the basis of such information or (2) is subject to fiduciary obligations, as a member of the Fund's Board, or as an employee, officer and/or director of the Manager, Distributor, or Transfer Agent, or their respective legal counsel, not to disclose such information except in conformity with these policies and procedures and not to trade for his/her personal account on the basis of such information:

•	Employees of the Fund's Manager, Distributor and Transfer Agent who need to have access to such information (as determined by senior officers of such entity),

•	The Fund's independent registered public accounting firm,

•	Members of the Fund's Board and the Board's legal counsel,

•	The Fund's custodian bank,

•	A proxy voting service designated by the Fund and its Board,

•	Rating/ranking organizations (such as Lipper and Morningstar),

•	Portfolio pricing services retained by the Manager to provide portfolio security prices, and

•	Dealers, to obtain bids (price quotations, if securities are not priced by the Fund's regular pricing services).

Portfolio holdings information of a Fund may be provided, under limited circumstances, to brokers and/or dealers with whom the Fund trades and/or entities that provide investment coverage and/or analytical information regarding the Fund's portfolio, provided that there is a legitimate investment reason for providing the information to the broker, dealer or other entity. Month-end portfolio holdings information may, under this procedure, be provided to vendors providing research information and/or analytics to the fund, with at least a 15-day delay after the month end, but in certain cases may be provided to a broker or analytical vendor with a 1-2 day lag to facilitate the provision of requested investment information to the manager to facilitate a particular trade or the portfolio manager's investment process for the Fund. Any third party receiving such information must first sign the Manager's portfolio holdings non-disclosure agreement as a pre-condition to receiving this information.

Portfolio holdings information (which may include information on individual securities positions or multiple securities) may be provided to the entities listed below (1) by portfolio traders employed by the Manager in connection with portfolio trading, and (2) by the members of the Manager's Security Valuation Group and Accounting Departments in connection with portfolio pricing or other portfolio evaluation purposes:

•	Brokers and dealers in connection with portfolio transactions (purchases and sales)

•	Brokers and dealers to obtain bids or bid and asked prices (if securities held by the Fund are not priced by the Fund's regular pricing services)

•	Dealers to obtain price quotations where the Fund is not identified as the owner.

Portfolio holdings information (which may include information on the Fund's entire portfolio or individual securities therein) may be provided by senior officers of the Manager or attorneys on the legal staff of the Manager, Distributor, or Transfer Agent, in the following circumstances:

•

Response to legal process in litigation matters, such as responses to subpoenas or in class action matters where the Fund may be part of the plaintiff class (and seeks recovery for losses on a security) or a defendant,

•

Response to regulatory requests for information (the SEC, Financial Industry Regulatory Authority ("FINRA"), formerly known as the NASD, state securities regulators, and/or foreign securities authorities, including without limitation requests for information in inspections or for position reporting purposes),

•	To potential sub-advisers of portfolios (pursuant to confidentiality agreements),

•	To consultants for retirement plans for plan sponsors/discussions at due diligence meetings (pursuant to confidentiality agreements),

•	Investment bankers in connection with merger discussions (pursuant to confidentiality agreements).

Portfolio managers and analysts may, subject to the Manager's policies on communications with the press and other media, discuss portfolio information in interviews with members of the media, or in due diligence or similar meetings with clients or prospective purchasers of Fund shares or their financial intermediary representatives.

The Fund's shareholders may, under unusual circumstances (such as a lack of liquidity in the Fund's portfolio to meet redemptions), receive redemption proceeds of their Fund shares paid as pro rata shares of securities held in the Fund's portfolio. In such circumstances, disclosure of the Fund's portfolio holdings may be made to such shareholders.

Any permitted release of otherwise non-public portfolio holdings information must be in accordance with the then-current policy on approved methods for communicating confidential information.

The Chief Compliance Officer (the "CCO") of the Fund and the Manager, Distributor, and Transfer Agent shall oversee the compliance by the Manager, Distributor, Transfer Agent, and their personnel with these policies and procedures. At least annually, the CCO shall report to the Fund's Board on such compliance oversight and on the categories of entities and individuals to which disclosure of portfolio holdings of the Fund has been made during the preceding year pursuant to these policies. The CCO shall report to the Fund's Board any material violation of these policies and procedures and shall make recommendations to the Board as to any amendments that the CCO believes are necessary and desirable to carry out or improve these policies and procedures.

The Manager and/or the Fund have entered into ongoing arrangements to make available information about the Fund's portfolio holdings. One or more of the Oppenheimer funds may currently disclose portfolio holdings information based on ongoing arrangements to the following parties:

ABG Securities	Fixed Income Securities	Nomura Securities
ABN AMRO	Fortis Securities	Oppenheimer & Co.
AG Edwards	Fox-Pitt, Kelton	Oscar Gruss
Allen & Co	Friedman, Billing, Ramsey	OTA
American Technology Research	Gabelli	Pacific Crest Securities
Auerbach Grayson	Garp Research	Piper Jaffray Inc.
Avondale	Gartner	Portales Partners
Banc of America Securities	George K Baum & Co.	Punk Ziegel & Co
Barra	Goldman Sachs	Raymond James
BB&T	Howard Weil	RBC
Bear Stearns	HSBC	Reuters
Belle Haven	ISI Group	RiskMetrics/ISS
Bloomberg	ITG	Robert W. Baird
BMO Capital Markets	Janco	Roosevelt & Cross
BNP Paribas	Janney Montgomery	Russell
Brean Murray	Jefferies	Sandler O'Neill
Brown Brothers	JMP Securities	Sanford C. Bernstein
Buckingham Research Group	JNK Securities	Scotia Capital Markets
Canaccord Adams	Johnson Rice & Co	Sidoti
Caris & Co.	JP Morgan Securities	Simmons
CIBC World Markets	Kaufman Brothers	Sanders Morris Harris
Citigroup Global Markets	Keefe, Bruyette & Woods	Societe Generale
CJS Securities	Keijser Securities	Soleil Securities Group
Cleveland Research	Kempen & Co. USA Inc.	Standard & Poors
Cogent	Kepler Equities/Julius Baer Sec	Stanford Group
Collins Stewart	KeyBanc Capital Markets	State Street Bank
Cowen & Company	Lazard Freres & Co	Stephens, Inc.
Craig-Hallum Capital Group LLC	Leerink Swann	Stifel Nicolaus
Credit Agricole Cheuvreux N.A. Inc.	Lehman Brothers	Stone & Youngberg
Credit Suisse	Loop Capital Markets	Strategas Research
Data Communique	Louise Yamada Tech Research	Sungard
Daiwa Securities	MainFirst Bank AG	Suntrust Robinson Humphrey
Davy	Makinson Cowell US Ltd	SWS Group
Deutsche Bank Securities	McAdams Wright	Think Equity Partners
Dougherty Markets	Merrill Lynch	Thomas Weisel Partners
Dowling	Miller Tabak	Thomson Financial
Empirical Research	Mizuho Securities	UBS
Enskilda Securities	Moodys Research	Virtusa Corporation
Exane BNP Paribas	Morgan Stanley	Wachovia Securities
Factset	Natixis Bleichroeder	Wedbush
Fidelity Capital Markets	Ned Davis Research Group	Weeden
First Albany	Needham & Co	William Blair

How the Fund is Managed

Organization and History. The Fund is an open-end, non-diversified management investment company with an unlimited number of authorized shares of beneficial interest. The Fund was organized as a Massachusetts business trust in December 2003.

■     Classes of Shares. The Trustees are authorized, without shareholder approval, to create new series and classes of shares, to reclassify unissued shares into additional series or classes and to divide or combine the shares of a class into a greater or lesser number of shares without changing the proportionate beneficial interest of a shareholder in the Fund. Shares do not have cumulative voting rights, preemptive rights or subscription rights. Shares may be voted in person or by proxy at shareholder meetings.

The Fund currently has three classes of shares: Class A, Class B and Class C. All classes invest in the same investment portfolio. Each class of shares:

•	has its own dividends and distributions,

•	pays certain expenses which may be different for the different classes,

•	will generally have a different net asset value,

•	will generally have separate voting rights on matters in which interests of one class are different from interests of another class, and

•	votes as a class on matters that affect that class alone.

Shares are freely transferable, and each share of each class has one vote at shareholder meetings, with fractional shares voting proportionally, on matters submitted to a vote of shareholders. Each share of the Fund represents an interest in the Fund proportionately equal to the interest of each other share of the same class.

■     Meetings of Shareholders. As a Massachusetts business trust, the Fund is not required to hold, and does not plan to hold, regular annual meetings of shareholders, but may hold shareholder meetings from time to time on important matters or when required to do so by the Investment Company Act or other applicable law. Shareholders have the right, upon a vote or declaration in writing of two-thirds of the outstanding shares of the Fund, to remove a Trustee or to take other action described in the Fund's Declaration of Trust.

The Trustees will call a meeting of shareholders to vote on the removal of a Trustee upon the written request of the record holders of 10% of its outstanding shares. If the Trustees receive a request from at least 10 shareholders stating that they wish to communicate with other shareholders to request a meeting to remove a Trustee, the Trustees will then either make the Fund's shareholder list available to the applicants or mail their communication to all other shareholders at the applicants' expense. The shareholders making the request must have been shareholders for at least six months and must hold shares of the Fund valued at $25,000 or more or constituting at least 1% of the Fund's outstanding shares. The Trustees may also take other action as permitted by the Investment Company Act.

■     Shareholder and Trustee Liability. The Fund's Declaration of Trust contains an express disclaimer of shareholder or Trustee liability for the Fund's obligations. It also provides for indemnification and reimbursement of expenses out of the Fund's property for any shareholder held personally liable for its obligations. The Declaration of Trust also states that upon request, the Fund shall assume the defense of any claim made against a shareholder for any act or obligation of the Fund and shall satisfy any judgment on that claim. Massachusetts law permits a shareholder of a business trust (such as the Fund) to be held personally liable as a "partner" under certain circumstances. However, the risk that a Fund shareholder will incur financial loss from being held liable as a "partner" of the Fund is limited to the relatively remote circumstances in which the Fund would be unable to meet its obligations.

The Fund's contractual arrangements state that any person doing business with the Fund (and each shareholder of the Fund) agrees under its Declaration of Trust to look solely to the assets of the Fund for satisfaction of any claim or demand that may arise out of any dealings with the Fund. Additionally, the Trustees shall have no personal liability to any such person, to the extent permitted by law.

Board of Trustees and Oversight Committees. The Fund is governed by a Board of Trustees, which is responsible for protecting the interests of shareholders under Massachusetts law. The Trustees meet periodically throughout the year to oversee the Fund's activities, review its performance, and review the actions of the Manager. The Board of Trustees has an Audit Committee, a Regulatory & Oversight Committee and a Governance Committee. The Audit Committee and Regulatory & Oversight Committee are comprised solely of Trustees who are not "interested persons" under the Investment Company Act (the "Independent Trustees").

     During the Fund's fiscal year ended July 31, 2008, the Audit Committee held 4 meetings, the Regulatory & Oversight Committee held 5 meetings and the Governance Committee held 4 meetings.

The members of the Audit Committee are David K. Downes (Chairman), Phillip A. Griffiths, Mary F. Miller, Joseph M. Wikler and Peter I. Wold. The Audit Committee furnishes the Board with recommendations regarding the selection of the Fund's independent registered public accounting firm (also referred to as the "independent Auditors"). Other main functions of the Audit Committee outlined in the Audit Committee Charter, include, but are not limited to: (i) reviewing the scope and results of financial statement audits and the audit fees charged; (ii) reviewing reports from the Fund's independent Auditors regarding the Fund's internal accounting procedures and controls; (iii) reviewing reports from the Manager's Internal Audit Department; (iv) maintaining a separate line of communication between the Fund's independent Auditors and the Independent Trustees; (v) reviewing the independence of the Fund's independent Auditors; and (vi) pre-approving the provision of any audit or non-audit services by the Fund's independent Auditors, including tax services, that are not prohibited by the Sarbanes-Oxley Act, to the Fund, the Manager and certain affiliates of the Manager.

The members of the Regulatory & Oversight Committee are Matthew P. Fink (Chairman), David K. Downes, Robert G. Galli, Phillip A. Griffiths, Joel W. Motley, Mary Ann Tynan and Joseph M. Wikler. The Regulatory & Oversight Committee evaluates and reports to the Board on the Fund's contractual arrangements, including the Investment Advisory and Distribution Agreements, transfer agency and shareholder service agreements and custodian agreements as well as the policies and procedures adopted by the Fund to comply with the Investment Company Act and other applicable law, among other duties as set forth in the Regulatory & Oversight Committee's Charter.

The members of the Governance Committee are Joel W. Motley (Chairman), Matthew P. Fink, Robert G. Galli, Mary F. Miller, Russell S. Reynolds, Jr., Mary Ann Tynan and Peter I. Wold. The Governance Committee reviews the Fund's governance guidelines, the adequacy of the Fund's Codes of Ethics, develops qualification criteria for Board members consistent with the Fund's governance guidelines, provides the Board with recommendations for voting portfolio securities held by the Fund, and monitors the Fund's proxy voting, among other duties set forth in the Governance Committee's Charter.

The Governance Committee's functions also include the selection and nomination of Trustees, including Independent Trustees for election. The Governance Committee may, but need not, consider the advice and recommendation of the Manager and its affiliates in selecting nominees. The full Board elects new Trustees except for those instances when a shareholder vote is required.

To date, the Governance Committee has been able to identify from its own resources an ample number of qualified candidates. Nonetheless, under the current policy of the Board, if the Board determines that a vacancy exists or is likely to exist on the Board, the Governance Committee will consider candidates for Board membership including those recommended by the Fund's shareholders. The Governance Committee will consider nominees recommended by Independent Board members or recommended by any other Board members including Board members affiliated with the Fund's Manager. The Governance Committee may, upon Board approval, retain an executive search firm to assist in screening potential candidates. Upon Board approval, the Governance Committee may also use the services of legal, financial, or other external counsel that it deems necessary or desirable in the screening process. Shareholders wishing to submit a nominee for election to the Board may do so by mailing their submission to the offices of OppenheimerFunds, Inc., Two World Financial Center, 225 Liberty Street, 11th Floor, New York, New York 10281-1008, to the attention of the Board of Trustees of Oppenheimer Limited Term California Municipal Fund, c/o the Secretary of the Fund.

Submissions should, at a minimum, be accompanied by the following: (1) the name, address, and business, educational, and/or other pertinent background of the person being recommended; (2) a statement concerning whether the person is an "interested person" as defined in the Investment Company Act; (3) any other information that the Fund would be required to include in a proxy statement concerning the person if he or she was nominated; and (4) the name and address of the person submitting the recommendation and, if that person is a shareholder, the period for which that person held Fund shares. Shareholders should note that a person who owns securities issued by Massachusetts Mutual Life Insurance Company (the parent company of the Manager) would be deemed an "interested person" under the Investment Company Act. In addition, certain other relationships with Massachusetts Mutual Life Insurance Company or its subsidiaries, with registered broker-dealers, or with the Funds' outside legal counsel may cause a person to be deemed an "interested person."

The Governance Committee has not established specific qualifications that it believes must be met by a trustee nominee. In evaluating trustee nominees, the Governance Committee considers, among other things, an individual's background, skills, and experience; whether the individual is an "interested person" as defined in the Investment Company Act; and whether the individual would be deemed an "audit committee financial expert" within the meaning of applicable SEC rules. The Governance Committee also considers whether the individual's background, skills, and experience will complement the background, skills, and experience of other Trustees and will contribute to the Board. There are no differences in the manner in which the Governance Committee evaluates nominees for trustees based on whether the nominee is recommended by a shareholder. Candidates are expected to provide a mix of attributes, experience, perspective and skills necessary to effectively advance the interests of shareholders.

Trustees and Officers of the Fund. Except for Messrs. Murphy and Reynolds, each of the Trustees is an Independent Trustee. All of the Trustees are also directors or trustees of the following Oppenheimer funds (referred to as "Board I Funds"):

Oppenheimer Absolute Return Fund	Oppenheimer Portfolio Series
Oppenheimer AMT-Free Municipals	Oppenheimer Real Estate Fund
Oppenheimer AMT-Free New York Municipals	Oppenheimer Rochester Arizona Municipal Fund
Oppenheimer Balanced Fund	Oppenheimer Rochester Maryland Municipal Fund
Oppenheimer Baring China Fund	Oppenheimer Rochester Massachusetts Municipal Fund
Oppenheimer Baring Japan Fund	Oppenheimer Rochester Michigan Municipal Fund
Oppenheimer Baring SMA International Fund	Oppenheimer Rochester Minnesota Municipal Fund
Oppenheimer California Municipal Fund	Oppenheimer Rochester North Carolina Municipal Fund
Oppenheimer Capital Appreciation Fund	Oppenheimer Rochester Ohio Municipal Fund
Oppenheimer Developing Markets Fund	Oppenheimer Rochester Virginia Municipal Fund
Oppenheimer Discovery Fund	Oppenheimer Select Value Fund
Oppenheimer Emerging Growth Fund	Oppenheimer Series Fund, Inc.
Oppenheimer Global Fund	Oppenheimer SMA Core Bond Fund
Oppenheimer Global Opportunities Fund	Oppenheimer SMA International Bond Fund
Oppenheimer Global Value Fund	Oppenheimer Transition 2010 Fund
Oppenheimer Gold & Special Minerals Fund	Oppenheimer Transition 2015 Fund
Oppenheimer International Diversified Fund	Oppenheimer Transition 2020 Fund
Oppenheimer International Growth Fund	Oppenheimer Transition 2025 Fund
Oppenheimer International Small Company Fund	Oppenheimer Transition 2030 Fund
Oppenheimer Institutional Money Market Fund	Oppenheimer Transition 2040 Fund
Oppenheimer Limited Term California Municipal Fund	Oppenheimer Transition 2050 Fund
Oppenheimer Master International Value Fund, LLC	OFI Tremont Core Strategies Hedge Fund
Oppenheimer Money Market Fund, Inc.	Oppenheimer U.S. Government Trust
Oppenheimer Multi-State Municipal Trust

In addition to being a Board member of each of the Board I Funds, Messrs. Downes, Galli and Wruble are directors or trustees of ten other portfolios in the Oppenheimer fund complex.

Present or former officers, directors, trustees and employees (and their immediate family members) of the Fund, the Manager and its affiliates, and retirement plans established by them for their employees are permitted to purchase Class A shares of the Fund and the other Oppenheimer funds at net asset value without sales charge. The sales charge on Class A shares is waived for that group because of the reduced sales efforts realized by the Distributor. Present or former officers, directors, trustees and employees (and their eligible family members) of the Fund, the Manager and its affiliates, its parent company and the subsidiaries of its parent company, and retirement plans established for the benefit of such individuals, are also permitted to purchase Class Y shares of the Oppenheimer funds that offer Class Y shares.

Messrs. Fielding, Loughran, Cottier, Willis, Murphy, Petersen, Vandehey, Wixted, Zack, Legg and Edwards and Mss. Bloomberg and Ives, who are officers of the Fund, hold the same offices with one or more of the other Board I Funds. As of October 31, 2008, the Trustees and officers of the Fund, as a group, owned of record or beneficially less than 1% of any class of shares of the Fund. The foregoing statement does not reflect ownership of shares held of record by an employee benefit plan for employees of the Manager, other than the shares beneficially owned under that plan by the officers of the Fund listed above. In addition, none of the Independent Trustees (nor any of their immediate family members) owns securities of either the Manager or the Distributor of the Board I Funds or of any entity directly or indirectly controlling, controlled by or under common control with the Manager or the Distributor.

Biographical Information. The Trustees and officers, their positions with the Fund, length of service in such position(s) and principal occupations and business affiliations during at least the past five years are listed in the charts below. The charts also include information about each Trustee's beneficial share ownership in the Fund and in all of the registered investment companies that the Trustee oversees in the Oppenheimer family of funds ("Supervised Funds"). The address of each Trustee in the chart below is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Trustee serves for an indefinite term, or until his or her resignation, retirement, death or removal.

Independent Trustees
Name, Position(s) Held with the Fund, Length of Service, Age	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held; Number of Portfolios in the Fund Complex Currently Overseen	Dollar Range of Shares Beneficially Owned in the Fund	Aggregate Dollar Range Of Shares Beneficially Owned in Supervised Funds
		As of December 31, 2007
Brian F. Wruble, Chairman of the Board of Trustees since 2007, Trustee since 2005 Age: 65

General Partner of Odyssey Partners, L.P. (hedge fund) (September 1995-December 2007); Director of Special Value Opportunities Fund, LLC (registered investment company) (affiliate of the Manager' s parent company) (since September 2004); Chairman (since August 2007) and Trustee (since August 1991) of the Board of Trustees of The Jackson Laboratory (non-profit); Treasurer and Trustee of the Institute for Advanced Study (non-profit educational institute) (since May 1992); Member of Zurich Financial Investment Management Advisory Council (insurance) (2004-2007); Special Limited Partner of Odyssey Investment Partners, LLC (private equity investment) (January 1999-September 2004). Oversees 62 portfolios in the OppenheimerFunds complex.

		$0	Over $100,000
David K. Downes, Trustee since 2007 Age: 68

Independent Chairman GSK Employee Benefit Trust (since April 2006); Director of Correctnet (since January 2006); Trustee of Employee Trusts (since January 2006); President, Chief Executive Officer and Board Member of CRAFund Advisors, Inc. (investment management company) (since January 2004); Director of Internet Capital Group (information technology company) (since October 2003); Independent Chairman of the Board of Trustees of Quaker Investment Trust (registered investment company) (2004-2007); President of The Community Reinvestment Act Qualified Investment Fund (investment management company) (2004-2007); Chief Operating Officer and Chief Financial Officer of Lincoln National Investment Companies, Inc. (subsidiary of Lincoln National Corporation, a publicly traded company) and Delaware Investments U.S., Inc. (investment management subsidiary of Lincoln National Corporation) (1993-2003); President, Chief Executive Officer and Trustee of Delaware Investment Family of Funds (1993-2003); President and Board Member of Lincoln National Convertible Securities Funds, Inc. and the Lincoln National Income Funds, TDC (1993-2003); Chairman and Chief Executive Officer of Retirement Financial Services, Inc. (registered transfer agent and investment adviser and subsidiary of Delaware Investments U.S., Inc.) (1993-2003); President and Chief Executive Officer of Delaware Service Company, Inc. (1995-2003); Chief Administrative Officer, Chief Financial Officer, Vice Chairman and Director of Equitable Capital Management Corporation (investment subsidiary of Equitable Life Assurance Society) (1985-1992); Corporate Controller of Merrill Lynch & Company (financial services holding company) (1977-1985); held the following positions at the Colonial Penn Group, Inc. (insurance company): Corporate Budget Director (1974-1977), Assistant Treasurer (1972-1974) and Director of Corporate Taxes (1969-1972); held the following positions at Price Waterhouse & Company (financial services firm): Tax Manager (1967-1969), Tax Senior (1965-1967) and Staff Accountant (1963-1965); United States Marine Corps (1957-1959). Oversees 64 portfolios in the OppenheimerFunds complex.

		$0	Over $100,000
Matthew P. Fink, Trustee since 2005 Age: 67	Trustee of the Committee for Economic Development (policy research foundation) (since 2005); Director of ICI Education Foundation (education foundation) (October 1991-August 2006); President of the Investment Company Institute (trade association) (October 1991-June 2004); Director of ICI Mutual Insurance Company (insurance company) (October 1991-June 2004). Ove rsees 52 portfolios in the OppenheimerFunds complex.	$0	Over $100,000
Phillip A. Griffiths, Trustee since 1999 Age: 70

Fellow of the Carnegie Corporation (since 2007); Distinguished Presidential Fellow for International Affairs (since 2002) and Member (since 1979) of the National Academy of Sciences; Council on Foreign Relations (since 2002); Director of GSI Lumonics Inc. (precision technology products company) (since 2001); Senior Advisor of The Andrew W. Mellon Foundation (since 2001); Chair of Science Initiative Group (since 1999); Member of the American Philosophical Society (since 1996); Trustee of Woodward Academy (since 1983); Foreign Associate of Third World Academy of Sciences; Director of the Institute for Advanced Study (1991-2004); Director of Bankers Trust New York Corporation (1994-1999); Provost at Duke University (1983-1991). Oversees 54 portfolios in the OppenheimerFunds complex.

		$0	None
Mary F. Miller, Trustee since 2004 Age: 66	Trustee of International House (not-for-profit) (since June 2007); Trustee of the American Symphony Orchestra (not-for-profit) (since October 1998); and Senior Vice President and General Auditor of American Express Company (financial services company) (July 1998-February 2003). Oversees 54 portfolios in the OppenheimerFunds complex.	$0	Over $100,000
Joel W. Motley, Trustee since 2002 Age: 56

Managing Director of Public Capital Advisors, LLC (privately held financial advisor) (since January 2006); Managing Director of Carmona Motley, Inc. (privately-held financial advisor) (since January 2002); Director of Columbia Equity Financial Corp. (privately-held financial advisor) (2002-2007); Managing Director of Carmona Motley Hoffman Inc. (privately-held financial advisor) (January 1998-December 2001); Member of the Finance and Budget Committee of the Council on Foreign Relations, Member of the Investment Committee of the Episcopal Church of America, Member of the Investment Committee and Board of Human Rights Watch and Member of the Investment Committee of Historic Hudson Valley. Oversees 54 portfolios in the OppenheimerFunds complex.

		$0	Over $100,000
Mary Ann Tynan, Trustee since 2008 Age: 63

Vice Chair of Board of Trustees of Brigham and Woman's Hospital (non-profit hospital) (since 2000); Chair of Board of Directors of Faulkner Hospital (non-profit hospital) (since 1990); Member of Audit and Compliance Committee of Partners Health Care System (non-profit) (since 2004); Board of Trustees of Middlesex School (educational institution) (since 1994); Board of Directors of Idealswork, Inc. (financial services provider) (since 2003); Member of Capital Campaign Committee of Island Medical Center (medical facility) (2006 to 2008); Partner, Senior Vice President and Director of Regulatory Affairs of Wellington Management Company, LLP (global investment manager) (1976 to 2002); Vice President and Corporate Secretary, John Hancock Advisers, Inc. (mutual fund investment adviser) (1970-1976). Oversees 54 portfolios in the OppenheimerFunds complex.

		None*	None*
Joseph M. Wikler, Trustee since 2005 Age: 67	Director of C-TASC (bio-statistics services (since 2007); Director of the following medical device companies: Medintec (since 1992) and Cathco (since 1996); Director of Lakes Environmental Association (environmental protection organization) (since 1996); Member of the Investment Committee of the Associated Jewish Charities of Baltimore (since 1994); Director of Fortis/Hartford mutual funds (1994-December 2001). Oversees 54 portfolios in the OppenheimerFunds complex.	$0	Over $100,000
Peter I. Wold, Trustee since 2005 Age: 60	President of Wold Oil Properties, Inc. (oil and gas exploration and production company) (since 1994); Vice President of American Talc Company, Inc. (talc mining and milling) (since 1999); Managing Member of Hole-in-the-Wall Ranch (cattle ranching) (since 1979); Vice President, Secretary and Treasurer of Wold Trona Company, Inc. (soda ash processing and production) (1996 - 2006); Director and Chairman of the Denver Branch of the Federal Reserve Bank of Kansas City (1993-1999); and Director of PacifiCorp. (electric utility) (1995-1999). Oversees 54 portfolios in the OppenheimerFunds complex.	$0	Over $100,000

*     Ms. Tynan joined the Board of Trustees of the Fund on October 1, 2008.

The address of Mr. Reynolds is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Mr. Reynolds serves for an indefinite term, or until his resignation, retirement, death or removal. Mr. Reynolds is an "Interested Trustee" because of a potential consulting relationship between RSR Partners, which Mr. Reynolds may be deemed to control, and the Manager.

Interested Trustee
Name, Position(s) Held with the Fund, Length of Service, Age	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held; Number of Portfolios in the Fund Complex Currently Overseen	Dollar Range of Shares Beneficially Owned in the Fund	Aggregate Dollar Range Of Shares Beneficially Owned in Supervised Funds
		As of December 31, 2007
Russell S. Reynolds, Jr., Trustee since 2005 Age: 77	Chairman of RSR Partners (formerly "The Directorship Search Group, Inc.") (corporate governance consulting and executive recruiting) (since 1993); Life Trustee of International House (non-profit educational organization); Former Trustee of The Historical Society of the Town of Greenwich; Former Director of Greenwich Hospital Association. Oversees 54 portfolios in the OppenheimerFunds complex.	$0	Over $100,000

Mr. Murphy is an "Interested Trustee" because he is affiliated with the Manager by virtue of his positions as an officer and director of the Manager, and as a shareholder of its parent company. The address of Mr. Murphy is Two World Financial Center, 225 Liberty Street, 11th Floor, New York, New York 10281-1008. Mr. Murphy serves as a Trustee for an indefinite term, or until his resignation, retirement, death or removal and as an officer for an indefinite term, or until his resignation, retirement, death or removal.

Interested Trustee and Officer
Name, Position(s) Held with Fund, Length of Service, Age	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held; Number of Portfolios in the Fund Complex Currently Overseen	Dollar Range of Shares Beneficially Owned in the Fund	Aggregate Dollar Range Of Shares Beneficially Owned in Supervised Funds
As of December 31, 2007
John V. Murphy, Trustee since 2001 and President and Principal Executive Officer since 2001 Age: 59

Chairman, Chief Executive Officer and Director of the Manager since June 2001; President of the Manager (September 2000-February 2007); President and a director or trustee of other Oppenheimer funds; President and Director of Oppenheimer Acquisition Corp. ("OAC") (the Manager's parent holding company) and of Oppenheimer Partnership Holdings, Inc. (holding company subsidiary of the Manager) (since July 2001); Director of OppenheimerFunds Distributor, Inc. (subsidiary of the Manager) (November 2001-December 2006); Chairman and Director of Shareholder Services, Inc. and of Shareholder Financial Services, Inc. (transfer agent subsidiaries of the Manager) (since July 2001); President and Director of OppenheimerFunds Legacy Program (charitable trust program established by the Manager) (since July 2001); Director of the following investment advisory subsidiaries of the Manager: OFI Institutional Asset Management, Inc., Centennial Asset Management Corporation, Trinity Investment Management Corporation and Tremont Capital Management, Inc. (since November 2001), HarbourView Asset Management Corporation and OFI Private Investments, Inc. (since July 2001); President (since November 1, 2001) and Director (since July 2001) of Oppenheimer Real Asset Management, Inc.; Executive Vice President of Massachusetts Mutual Life Insurance Company (OAC's parent company) (since February 1997); Director of DLB Acquisition Corporation (holding company parent of Babson Capital Management LLC) (since June 1995); Member of the Investment Company Institute's Board of Governors (since October , 2003); Chairman of the Investment Company's Institute's Board of Governors (since October 2007). Oversees 103 portfolios in the OppenheimerFunds complex.

		$0	Over $100,000

The addresses of the officers in the chart below are as follows: for Messrs. Fielding, Loughran, Cottier, Willis, Stein, Zack, and Edwards and Mses. Bloomberg and Ruffle, Two World Financial Center, 225 Liberty Street, 11th Floor, New York, New York 10281-1008, for Messrs. Petersen,  Vandehey , Legg  and Wixted and Mses. Bullington and Ives, 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each officer serves for an annual term or until his or her resignation, retirement, death or removal.

Other Officers of the Fund
Name, Position(s) Held with Fund Length of Service, Age	Principal Occupation(s) During Past 5 Years
Ronald H. Fielding, Vice President and Senior Portfolio Manager since 2002 Age: 57

Senior Vice President of the Manager and Chairman of the Rochester Division of the Manager since January 1996; Vice President of the Fund since July 2002. Chief Strategist, Senior Portfolio Manager and a trader for the Fund and other Oppenheimer funds. A portfolio manager and officer of 18 portfolios in the OppenheimerFunds complex.

Daniel G. Loughran, Vice President since October 2005 and Senior Portfolio Manager since 2002 Age: 45

Senior Vice President of the Manager since July 2007. Vice President of the Manager from April 2001 to July 2007; Vice President of the Rochester division of the Manager since January 1996. Vice President of the Fund since October 2005. Team leader, a Senior Portfolio Manager and a trader for the Fund and other Oppenheimer funds. A portfolio manager and officer of 18 portfolios in the OppenheimerFunds complex.

Scott S. Cottier, Vice President since October 2005 and Senior Portfolio Manager since 2002 Age: 37

Vice President of the Manager since 2002; Vice President of the Fund since October 2005. Portfolio manager and trader at Victory Capital Management (1999-2002). Senior Portfolio Manager and trader for the Fund and other Oppenheimer Funds. An officer of 18 portfolios in the OppenheimerFunds complex.

Troy E. Willis, Vice President since October 2005 and Senior Portfolio Manager since 2003 Age: 33

Assistant Vice President of the Manager since July 2005; Senior Portfolio Manager with the Manager since 2003; Vice President of the Fund since October 2005. A corporate attorney for Southern Resource Group (1999-2003). A portfolio manager and officer of 18 portfolios in the OppenheimerFunds complex.

Richard Stein Vice President since 2007 Age : 51	Director of the Rochester Credit Analysis team (since 2003) and a Vice President of the Manager (since 1997); Headed Rochester's Credit Analysis team (since 1993).
Mark S. Vandehey, Vice President and Chief Compliance Officer since 2004 Age: 58

Senior Vice President and Chief Compliance Manager of the Manager (since March 2004); Chief Compliance Officer of OppenheimerFunds Distributor, Inc., Centennial Asset Management and Shareholder Services, Inc. (since March 2004); Vice President of OppenheimerFunds Distributor, Inc., Centennial Asset Management Corporation and Shareholder Services, Inc. (since June 1983). Former Vice President and Director of Internal Audit of the Manager (1997-February 2004). An officer of 103 portfolios in the OppenheimerFunds complex.

Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer since 2004 Age: 49

Senior Vice President and Treasurer of the Manager (since March 1999); Treasurer of the following: HarbourView Asset Management Corporation, Shareholder Financial Services, Inc., Shareholder Services, Inc., Oppenheimer Real Asset Management, Inc. and Oppenheimer Partnership Holdings, Inc. (since March 1999), OFI Private Investments, Inc. (since March 2000), OppenheimerFunds International Ltd. (since May 2000), OppenheimerFunds plc (since May 2000), OFI Institutional Asset Management, Inc. (since November 2000), and OppenheimerFunds Legacy Program (charitable trust program established by the Manager) (since June 2003); Treasurer and Chief Financial Officer of OFI Trust Company (trust company subsidiary of the Manager) (since May 2000); Assistant Treasurer of the following: OAC (since March 1999),Centennial Asset Management Corporation (March 1999-October 2003) and OppenheimerFunds Legacy Program (April 2000-June 2003). An officer of 103 portfolios in the OppenheimerFunds complex.

Brian Petersen, Assistant Treasurer since 2004 Age: 38

Vice President of the Manager (since February 2007); Assistant Vice President of the Manager (August 2002-February 2007); Manager/Financial Product Accounting of the Manager (November 1998-July 2002). An officer of 103 portfolios in the OppenheimerFunds complex.

Stephanie Bullington, Assistant Treasurer since 2008 Age: 31

Assistant Vice President of the Manager (since October 2005); Assistant Vice President of ButterField Fund Services (Bermuda) Limited, part of The Bank of N.T. Butterfield & Son Limited (Butterfield) (February 2004-June 2005; Fund Accounting Officer of Butterfield Fund Services (Bermuda) Limited (September 2003-February 2004). An officer of 101 portfolios in the OppenheimerFunds complex.

Robert G. Zack, Secretary since 2001 Age: 60

Executive Vice President (since January 2004) and General Counsel (since March 2002) of the Manager; General Counsel and Director of the Distributor (since December 2001); General Counsel of Centennial Asset Management Corporation (since December 2001); Senior Vice President and General Counsel of HarbourView Asset Management Corporation (since December 2001); Secretary and General Counsel of OAC (since November 2001); Assistant Secretary (since September 1997) and Director (since November 2001) of OppenheimerFunds International Ltd. and OppenheimerFunds plc; Vice President and Director of Oppenheimer Partnership Holdings, Inc. (since December 2002); Director of Oppenheimer Real Asset Management, Inc. (since November 2001); Senior Vice President, General Counsel and Director of Shareholder Financial Services, Inc. and Shareholder Services, Inc. (since December 2001); Senior Vice President, General Counsel and Director of OFI Private Investments, Inc. and OFI Trust Company (since November 2001); Vice President of OppenheimerFunds Legacy Program (since June 2003); Senior Vice President and General Counsel of OFI Institutional Asset Management, Inc. (since November 2001); Director of OppenheimerFunds International Distributor Limited (since December 2003); Senior Vice President (May 1985-December 2003). An officer of 103 portfolios in the OppenheimerFunds complex.

Kathleen T. Ives, Assistant Secretary since 2001 Age: 43

Vice President (since June 1998), Deputy General Counsel (since May 2008) and Assistant Secretary (since October 2003) of the Manager; Vice President (since 1999) and Assistant Secretary (since October 2003) of the Distributor; Assistant Secretary of Centennial Asset Management Corporation (since October 2003); Vice President and Assistant Secretary of Shareholder Services, Inc. (since 1999); Assistant Secretary of OppenheimerFunds Legacy Program and Shareholder Financial Services, Inc. (since December 2001); Senior Counsel of the Manager (October 2003-May 2008). An officer of 103 portfolios in the OppenheimerFunds complex.

Lisa I. Bloomberg, Assistant Secretary since 2004 Age: 40

Vice President (since May 2004) and Deputy General Counsel (since May 2008); of the Manager; Associate Counsel of the Manager (May 2004-May 2008); First Vice President (April 2001-April 2004), Associate General Counsel (December 2000-April 2004) of UBS Financial Services Inc. (formerly, PaineWebber Incorporated). An officer of 103 portfolios in the OppenheimerFunds complex.

Taylor V. Edwards, Assistant Secretary since 2008 Age : 41

Vice President and Assistant Counsel of the Manager (since February 2007); Assistant Vice President and Assistant Counsel of the Manager (January 2006-January 2007); Formerly an Associate at Dechert LLP (September 2000-December 2005). An officer of 101 portfolios in the OppenheimerFunds complex.

Randy G. Legg, Assistant Secretary since 2008 Age : 43

Vice President (since June 2005) and Associate Counsel (since January 2007) of the Manager; Assistant Vice President (February 2004-June 2005 and Assistant Counsel (February 2004-January 2007) of the Manager. An officer of 101 portfolios in the OppenheimerFunds complex.

Adrienne M. Ruffle, Assistant Secretary since 2008 Age : 31

Vice President (since February 2007) and Assistant Counsel (since February 2005) of the Manager; Assistant Vice President of the Manager (February 2005-February 2007); Associate (September 2002-February 2005) at Sidley Austin LLP. An officer of 101 portfolios in the OppenheimerFunds complex.

      |X|      Remuneration of the Officers and Trustees. The officers and interested Trustees of the Fund, who are affiliated with the Manager, receive no salary or fee from the Fund. The Independent Trustees' and Mr. Reynolds' compensation from the Fund, shown below, is for serving as a Trustee and member of a committee (if applicable), with respect to the Fund's fiscal year ended July 31, 2008. The total compensation from the Fund and fund complex represents compensation for serving as a Trustee and member of a committee (if applicable) of the Boards of the Fund and other funds in the OppenheimerFunds complex during the calendar year ended December 31, 2007.

Name and Other Fund Position(s) (as applicable)	Aggregate Compensation From the Fund(1)	Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement(2)	Total Compensation From the Fund and Fund Complex
	Fiscal year ended July 31, 2008			Year ended December 31, 2007
Brian F. Wruble(3) Chairman of the Board	$729 (4)	N/A	$65,868(5)	$335,190 (6)
David K. Downes(7) Audit Committee Chairman and Regulatory & Oversight Committee Member	$543	N/A	$26,112(8)	$180,587(9)
Matthew P. Fink Regulatory & Oversight Committee Chairman and Governance Committee Member	$563	N/A	$10,004(10)	$154,368
Robert G. Galli Regulatory & Oversight Committee Chairman & Governance Committee Member	$665	N/A	$137,599(11)	$330,533 (12)
Phillip A. Griffiths Audit Committee Member and Regulatory & Oversight Committee Member	$662(13)	N/A	$51,621(14)	$198,211
Mary F. Miller Audit Committee Member and Governance Committee Member	$544(15)	N/A	$13,201(14)	$152,698
Joel W. Motley Governance Committee Chairman and Regulatory & Oversight Committee Member	$576(16)	N/A	$32,741(14)	$171,223
Kenneth A. Randall(17)	$0	N/A	$96,401(18)	$117,520
Russell S. Reynolds, Jr. Governance Committee Member	$544	N/A	$77,288	$153,530
Mary Ann Tynan(19) Regulatory & Oversight Committee Member and Governance Committee Member	N/A	N/A	N/A	N/A
Joseph M. Wikler Audit Committee Member and Regulatory & Oversight Committee Member	$544(20)	N/A	$28,814(14)	$150,770
Peter I. Wold Audit Committee Member and Governance Committee Member	$544(21)	N/A	$28,814(14)	$150,770

1.	"Aggregate Compensation From the Fund" includes fees and amounts deferred under the "Compensation Deferral Plan" (described below), if any.

2.

"Estimated Annual Benefits Upon Retirement' is based on a single life payment election with the assumption that a Trustee would retire at the age of 75 and would then have been eligible to receive retirement plan benefits with respect to certain Board I Funds, and in the case of Messrs. Downes, Galli and Wruble, with respect to ten other Oppenheimer funds that are not Board I Funds (the "Non-Board I Funds"). The Board I Funds' retirement plan was frozen effective December 31, 2006, and each plan participant who had not yet commenced receiving retirement benefits subsequently received previously accrued benefits based upon the distribution method elected by such participant, as described below. A similar plan with respect to the Non-Board I Funds is being frozen effective December 31, 2007.

3.	Mr. Wruble became Chairman of the Board I Funds on December 31, 2006.

4.	Includes $729 deferred by Mr. Wruble under the "Compensation Deferral Plan".

5.

In lieu of receiving an estimated annual benefit amount of $7,374 for his service as a director or trustee to the Board I funds, Mr. Wruble elected to have an actuarially equivalent lump sum amount contributed to his Compensation Deferral Plan account subsequent to the freezing of the Board I Funds' retirement plan. The amount set forth in the table above also includes $58,494 for estimated annual benefits for serving as a director or trustee of 10 other Oppenheimer funds that are not the Non-Board I Funds. In lieu of receiving that estimated annual benefit, Mr. Wruble has elected to have an actuarially equivalent lump sum distributed to the Compensation Deferral Plan subsequent to the freezing of the Non-Board I Funds' retirement plan.

6.	Includes $140,000 paid to Mr. Wruble for serving as a director or trustee of the Non-Board I Funds.

7.	Mr. Downes was appointed as Trustee of the Board I Funds on August 1, 2007, which was subsequent to the freezing of the Board I retirement plan.

8.

This amount represents the estimated benefits that would be payable to Mr. Downes for serving as a director or trustee of the Non-Board I Funds. In lieu of receiving this estimated annual benefit, Mr. Downes has elected to receive an actuarially equivalent lump sum payment subsequent to the freezing of the Non-Board I Funds' retirement plan.

9.	Includes $155,000 paid to Mr. Downes for serving as a director or trustee of the Non-Board I Funds.

10.

In lieu of receiving an estimated annual benefit for his service as a director or trustee to the Board I funds, Mr. Fink elected to receive an actuarially equivalent lump sum payment subsequent to the freezing of the Board I Funds' retirement plan.

11.

In lieu of receiving an estimated annual benefit amount of $62,085 for his service as a director or trustee to the Board I Funds, Mr. Galli elected to receive an actuarially equivalent lump sum payment subsequent to the freezing of the Board I Funds' retirement plan. The amount set forth in the table above also includes $75,514 for estimated annual benefits for serving as a director or trustee of the Non-Board I Funds. Mr. Galli has elected to receive this annual benefit in an annuity.

12.	Includes $140,000 paid to Mr. Galli for serving as a director or trustee of the Non-Board I Funds.

13.	Includes $553 deferred by Mr. Griffiths under the Compensation Deferral Plan.

14.

In lieu of receiving an estimated annual benefit for service as a director or trustee to the Board I funds, this Trustee elected to have an actuarially equivalent lump sum amount contributed to his or her Compensation Deferral Plan account subsequent to the freezing of the Board I Funds' retirement plan.

15.	Includes $226 deferred by Ms. Miller under the Compensation Deferral Plan.

16.	Includes $62 deferred by Mr. Motley under the Compensation Deferral Plan.

17.	Mr. Randall retired from the Boards of the Board I Funds effective June 30, 2007.

18.	At retirement, Mr. Randall elected to receive the alternative benefit payment based on a joint and survivor factor, which resulted in a lower annual payment than the amount indicated here.

19.	Ms. Tynan was appointed as Trustee of the Board I Funds on October 1, 2008.

20.	Includes $272 deferred by Mr. Wikler under the Compensation Deferral Plan.

21.	Includes $544 deferred by Mr. Wold under the Compensation Deferral Plan.

      |X| Retirement Plan for Trustees. The Board I Funds adopted a retirement plan that provides for payments to retired Independent Trustees. Payments are up to 80% of the average compensation paid during a Trustee's five years of service in which the highest compensation was received. A Trustee must serve as director or trustee for any of the Board I Funds for at least seven years to be eligible for retirement plan benefits and must serve for at least 15 years to be eligible for the maximum benefit. The Board has frozen the retirement plan with respect to new accruals as of December 31, 2006 (the "Freeze Date"). Each Trustee continuing to serve on the Board of any of the Board I Funds after the Freeze Date (each such Trustee a "Continuing Board Member") may elect to have his accrued benefit as of that date (i.e., an amount equivalent to the actuarial present value of his benefit under the retirement plan as of the Freeze Date) (i) paid at once or over time, (ii) rolled into the Compensation Deferral Plan described below, or (iii) in the case of Continuing Board Members having at least 7 years of service as of the Freeze Date paid in the form of an annual benefit or joint and survivor annual benefit. The Board determined to freeze the retirement plan after considering a recent trend among corporate boards of directors to forego retirement plan payments in favor of current compensation.

|X|      Compensation Deferral Plan. The Board of Trustees has adopted a Compensation Deferral Plan for Independent Trustees that enables them to elect to defer receipt of all or a portion of the annual fees they are entitled to receive from certain Board I Funds. Under the plan, the compensation deferred by a Trustee is periodically adjusted as though an equivalent amount had been invested in shares of one or more Oppenheimer funds selected by the Trustee. The amount paid to the Trustee under the plan will be determined based upon the amount of compensation deferred and the performance of the selected funds.

     Deferral of the Trustees' fees under the plan will not materially affect the Fund's assets, liabilities or net income per share. The plan will not obligate the Fund to retain the services of any Trustee or to pay any particular level of compensation to any Trustee. Pursuant to an Order issued by the SEC, the Fund may invest in the funds selected by the Trustee under the plan without shareholder approval for the limited purpose of determining the value of the Trustee's deferred compensation account.

■     Major Shareholders. As of October 31, 2008, the only persons or entities who owned of record or were known by the Fund to own beneficially 5% or more of any class of the Fund's outstanding shares:

Charles Schwab & Co. Inc., Special Custody Account for the Exclusive Benefit of Customers, Attn. Mutual Funds, 101 Montgomery Street, San Francisco, CA 94104-4122, which owned 3,346,935.817 Class A shares (representing approximately 5.32% of the Fund's then outstanding Class A shares)

Merrill Lynch Pierce Fenner & Smith, Inc., for the Sole Benefit of its Customers, Attn Fund Admn, 4800 Deer Lake Drive East, Floor 3, Jacksonville, Florida 32246-6484, which owned 3,308,855.608 Class A shares (representing approximately 5.26% of the Fund's then outstanding Class A shares)

Merrill Lynch Pierce Fenner & Smith, Inc., for the Sole Benefit of its Customers, Attn Fund Admn, 4800 Deer Lake Drive East, Floor 3, Jacksonville, Florida 32246-6484, which owned 4,963,087.686 Class C shares (representing approximately 21.99% of the Fund's then outstanding Class C shares)

Citigroup Global Markets Inc., Attn Cindy Tempesta, 7th Floor, 333 West 34th Street, New York, NY 10001-2483, ,which owned 1,638,835.770 Class C shares (representing approximately 7.26% of the Fund's then outstanding Class C shares)

Charles Schwab & Co. Inc. Special Custody Account for the Exclusive Benefit of Customers, Attn. Mutual Funds, 101 Montgomery Street, San Francisco, CA 94104-4122, which owned 1,560,670.660 Class C shares (representing approximately 6.91% of the Fund's then outstanding Class C shares)

The Manager. The Manager is wholly-owned by Oppenheimer Acquisition Corp., a holding company controlled by Massachusetts Mutual Life Insurance Company, a global, diversified insurance and financial services organization.

     |X|     Code of Ethics. The Fund, the Manager and the Distributor have a Code of Ethics. It is designed to detect and prevent improper personal trading by certain employees, including portfolio managers, that would compete with or take advantage of the Fund's portfolio transactions. Covered persons include persons with knowledge of the investments and investment intentions of the Fund and other funds advised by the Manager. The Code of Ethics does permit personnel subject to the Code to invest in securities, including securities that may be purchased or held by the Fund, subject to a number of restrictions and controls. Compliance with the Code of Ethics is carefully monitored and enforced by the Manager.

     The Code of Ethics is an exhibit to the Fund's registration statement filed with the SEC and can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. You can obtain information about the hours of operation of the Public Reference Room by calling the SEC at 1.202.942.8090. The Code of Ethics can also be viewed as part of the Fund's registration statement on the SEC's EDGAR database at the SEC's Internet website at http://www.sec.gov. Copies may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov., or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-0102.

■     Portfolio Proxy Voting. The Fund has adopted Portfolio Proxy Voting Policies and Procedures, which include Proxy Voting Guidelines, under which the Fund votes proxies relating to securities held by the Fund ("portfolio proxies"). OFI generally undertakes to vote portfolio proxies with a view to enhancing the value of the company's stock held by the Funds. The Fund has retained an independent, third party proxy voting agent to vote portfolio proxies in accordance with the Fund's Proxy Voting Guidelines and to maintain records of such portfolio proxy voting. The Portfolio Proxy Voting Policies and Procedures include provisions to address conflicts of interest that may arise between the Fund and the Manager or the Manager's affiliates or business relationships. Such a conflict of interest may arise, for example, where the Manager or an affiliate of the Manager manages or administers the assets of a pension plan or other investment account of the portfolio company soliciting the proxy or seeks to serve in that capacity. The Manager and its affiliates generally seek to avoid such material conflicts of interest by maintaining separate investment decision making processes to prevent the sharing of business objectives with respect to proposed or actual actions regarding portfolio proxy voting decisions. Additionally, the Manager employs the following procedures, as long as OFI determines that the course of action is consistent with the best interests of the Fund and its shareholders: (1) if the proposal that gives rise to the conflict is specifically addressed in the Proxy Voting Guidelines, the Manager will vote the portfolio proxy in accordance with the Proxy Voting Guidelines, provided that they do not provide discretion to the Manager on how to vote on the matter; (2) if such proposal is not specifically addressed in the Proxy Voting Guidelines or the Proxy Voting Guidelines provide discretion to the Manager on how to vote, the Manager will vote in accordance with the third-party proxy voting agent's general recommended guidelines on the proposal provided that the Manager has reasonably determined that there is no conflict of interest on the part of the proxy voting agent; and (3) if neither of the previous two procedures provides an appropriate voting recommendation, the Manager may retain an independent fiduciary to advise the Manager on how to vote the proposal or may abstain from voting. The Proxy Voting Guidelines' provisions with respect to certain routine and non-routine proxy proposals are summarized below:

•

The Fund evaluates director nominees on a case-by-case basis, examining the following factors, among others: composition of the board and key board committees, experience and qualifications, attendance at board meetings, corporate governance provisions and takeover activity, long-term company performance and the nominee's investment in the company.

•

The Fund generally supports proposals requiring the position of chairman to be filled by an independent director unless there are compelling reasons to recommend against the proposal such as a counterbalancing governance structure.

•

The Fund generally supports proposals asking that a majority of directors be independent. The Fund generally supports proposals asking that a board audit, compensation, and/or nominating committee be composed exclusively of independent directors.

•	The Fund generally supports shareholder proposals to reduce a super-majority vote requirement, and opposes management proposals to add a super-majority vote requirement.

•	The Fund generally supports proposals to allow shareholders the ability to call special meetings.

•	The Fund generally supports proposals to allow or make easier shareholder action by written consent.

•	The Fund generally votes against proposals to create a new class of stock with superior voting rights.

•	The Fund generally votes against proposals to classify a board.

•	The Fund generally supports proposals to eliminate cumulative voting.

•	The Fund generally opposes re-pricing of stock options without shareholder approval.

•	The Fund generally supports proposals to require majority voting for the election of directors.

•	The Fund generally supports proposals seeking additional disclosure of executive and director pay information.

•	The Fund generally supports proposals seeking disclosure regarding the company's, board's or committee's use of compensation consultants.

•	The Fund generally supports "pay-for-performance" proposals that align a significant portion of total compensation of senior executives to company performance.

•	The Fund generally supports having shareholder votes on poison pills.

•	The Fund generally supports proposals calling for companies to adopt a policy of not providing tax gross-up payments.

•

In the case of social, political and environmental responsibility issues, the Fund will generally abstain where there could be a detrimental impact on share value or where the perceived value if the proposal was adopted is unclear or unsubstantiated.  The Fund generally supports proposals that would clearly have a discernible positive impact on short- or long-term share value, or that would have a presently indiscernible impact on short- or long-term share value but promotes general long-term interests of the company and its shareholders.

     The Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund's Form N-PX filing is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048 and (ii) on the SEC's website at www.sec.gov.

|X|     The Investment Advisory Agreement. The Manager provides investment advisory and management services to the Fund under an investment advisory agreement between the Manager and the Fund. The Manager selects securities for the Fund's portfolio and handles its day-to day business. That agreement requires the Manager, at its expense, to provide the Fund with adequate office space, facilities and equipment. It also requires the Manager to provide and supervise the activities of all administrative and clerical personnel required to provide effective corporate administration for the Fund. Those responsibilities include the compilation and maintenance of records with respect to the Fund's operations, the preparation and filing of specified reports, and the composition of proxy materials and registration statements for continuous public sale of shares of the Fund.

The Fund pays expenses not expressly assumed by the Manager under the advisory agreement. The investment advisory agreement lists examples of expenses paid by the Fund. The major categories relate to interest, taxes, fees to Independent Trustees, legal and audit expenses, custodian and transfer agent expenses, share issuance costs, certain printing and registration costs, brokerage commissions, and non-recurring expenses, including litigation cost. The management fees paid by the Fund to the Manager are calculated at the rates described in the Prospectus, which are applied to the assets of the Fund as a whole. The fees are allocated to each class of shares based upon the relative proportion of the Fund's net assets represented by that class. The management fees paid by the Fund to the Manager during its last three fiscal years are listed below.

Fiscal Year ended July 31:	Management Fees Paid to OppenheimerFunds, Inc.
2006	$704,638
2007	$1,147,857
2008	$1,386,807

The investment advisory agreement states that in the absence of willful misfeasance, bad faith, gross negligence in the performance of its duties, or reckless disregard of its obligations and duties under the investment advisory agreement, the Manager is not liable for any loss the Fund sustains in connection with matters to which the agreement relates.

The agreement permits the Manager to act as investment adviser for any other person, firm or corporation and to use the name "Oppenheimer" in connection with other investment companies for which it may act as investment adviser or general distributor. If the Manager shall no longer act as investment adviser to the Fund, the Manager may withdraw the Fund's right to use the name "Oppenheimer" as part of its name.

Pending Litigation. During 2009, a number of complaints have been filed in federal courts against the Manager, the Distributor, and certain other mutual funds ("Defendant Funds") advised by the Manager and distributed by the Distributor. The complaints naming the Defendant Funds also name certain officers and trustees and former trustees of the respective Defendant Fund. The plaintiffs are seeking class action status on behalf of those who purchased shares of the respective Defendant Fund during a particular time period. The complaints against the Defendant Funds raise claims under federal securities laws to the effect that, among other things, the disclosure documents of the respective Defendant Fund contained misrepresentations and omissions, that such Defendant Fund's investment policies were not followed, and that such Defendant Fund and the other defendants violated federal securities laws and regulations. The plaintiffs seek unspecified damages, equitable relief and an award of attorneys' fees and litigation expenses.

     A complaint brought in state court against the Manager, the Distributor and another subsidiary of the Manager (but not against the Fund), on behalf of the Oregon College Savings Plan Trust alleges a variety of claims, including breach of contract, breach of fiduciary duty, negligence and violation of state securities laws. Plaintiffs seek compensatory damages, equitable relief and an award of attorneys' fees and litigation expenses.

Other complaints have been filed in state and federal courts, by investors who made investments through an affiliate of the Manager, against the Manager and certain of its affiliates, regarding the alleged investment fraud perpetrated by Bernard Madoff and his firm ("Madoff"). Those lawsuits, in 2008 and 2009, allege a variety of claims, including breach of fiduciary duty, fraud, negligent misrepresentation, unjust enrichment, and violation of federal and state securities laws and regulations, among others. They seek unspecified damages, equitable relief and an award of attorneys' fees and litigation expenses. None of the suits have named the Distributor, any of the Oppenheimer mutual funds or any of their independent Trustees or Directors. None of the Oppenheimer funds invested in any funds or accounts managed by Madoff.

The Manager believes that the lawsuits described above are without legal merit and intends to defend them vigorously. The Defendant Funds' Boards of Trustees have also engaged counsel to defend the suits vigorously on behalf of those Funds, their boards and the individual independent Trustees named in those suits. While it is premature to render any opinion as to the likelihood of an outcome in these lawsuits, or whether any costs that the Defendant Funds may bear in defending the suits might not be reimbursed by insurance, the Manager believes that these suits should not impair the ability of the Manager or the Distributor to perform their respective duties to the Fund, and that the outcome of all of the suits together should not have any material effect on the operations of any of the Oppenheimer Funds.

Portfolio Managers. The Fund's portfolio is managed by a team of investment professionals including Ronald H. Fielding, Daniel G. Loughran, Scott Cottier, Troy Willis, Mark DeMitry, Marcus Franz and Michael Camarella (each is referred to as a "Portfolio Manager" and collectively they are referred to as the "Portfolio Managers") who are responsible for the day-to-day management of the Fund's investments.

Other Accounts Managed by the Portfolio Managers. In addition to managing the Fund's investment portfolio, the members of the portfolio management team also manage other investment portfolios and other accounts, on behalf of the Manager or its affiliates. The following table provides information regarding those portfolios and accounts as of July 31, 2008:

Portfolio Manager	Registered Investment Companies Managed	Total Assets in Registered Investment Companies Managed[1]	Other Pooled Investment Vehicles Managed	Total Assets in Other Pooled Investment Vehicles Managed[1]	Other Accounts Managed[2]	Total Assets in Other Accounts Managed[1,2]
Ronald H. Fielding	17	$29,968,735,912	None	None	None	None
Daniel G. Loughran	17	$29,968,735,912	None	None	None	None
Scott Cottier	17	$29,968,735,912	None	None	None	None
Troy Willis	17	$29,968,735,912	None	None	None	None
Mark DeMitry	17	$29,968,735,912	None	None	None	None
Marcus Franz	17	$29,968,735,912	None	None	None	None
Michael Camarella	17	$29,968,735,912	None	None	None	None

1. In millions.
2. Does not include personal accounts of portfolio managers and their families, which are subject to the Code of Ethics.

As indicated above, each of the Portfolio Managers also manage other funds and accounts. Potentially, at times, those responsibilities could conflict with the interests of the Fund. That may occur whether the investment objectives and strategies of the other funds and accounts are the same as, or different from, the Fund's investment objectives and strategies. For example the Portfolio Managers may need to allocate investment opportunities between the Fund and another fund or account having similar objectives or strategies, or they may need to execute transactions for another fund or account that could have a negative impact on the value of securities held by the Fund. Not all funds and accounts advised by the Manager have the same management fee. If the management fee structure of another fund or account is more advantageous to the Manager than the fee structure of the Fund, the Manager could have an incentive to favor the other fund or account. However, the Manager's compliance procedures and Code of Ethics recognize the Manager's fiduciary obligation to treat all of its clients, including the Fund, fairly and equitably, and are designed to preclude the Portfolio Managers from favoring one client over another. It is possible, of course, that those compliance procedures and the Code of Ethics may not always be adequate to do so. At different times, the Fund's Portfolio Managers may manage other funds or accounts with investment objectives and strategies similar to those of the Fund, or they may manage funds or accounts with different investment objectives and strategies.

■     Compensation of the Portfolio Managers. The Fund's Portfolio Managers are employed and compensated by the Manager, not the Fund. Under the Manager's compensation program for its portfolio managers and portfolio analysts, Fund performance is the most important element of compensation with half of annual cash compensation based on the relative investment performance results of the funds and accounts they manage, rather than on the financial success of the Manager. This is intended to align the portfolio managers' and analysts' interests with the success of the funds and accounts and their shareholders. The Manager's compensation structure is designed to attract and retain highly qualified investment management professionals and to reward individual and team contributions toward creating shareholder value. As of July 31, 2008, the Portfolio Managers' compensation consisted of three elements: a base salary, an annual discretionary bonus and eligibility to participate in long-term awards of options and stock appreciation rights in regard to the common stock of the Manager's holding company parent. Senior portfolio managers may also be eligible to participate in the Manager's deferred compensation plan.

The base pay component of each portfolio manager is reviewed regularly to ensure that it reflects the performance of the individual, is commensurate with the requirements of the particular portfolio, reflects any specific competence or specialty of the individual manager, and is competitive with other comparable positions. The annual discretionary bonus is determined by senior management of the Manager and is based on a number of factors, including a fund's pre-tax performance for periods of up to five years, measured against an appropriate Lipper benchmark selected by management. The majority (80%) is based on three and five year data, with longer periods weighted more heavily. Below median performance in all three periods results in an extremely low, and in some cases no, performance based bonus. The Lipper benchmark with respect to the Fund is Lipper – California Short-Intermediate Municipal Debt Funds. Other factors include management quality (such as style consistency, risk management, sector coverage, team leadership and coaching) and organizational development. The Portfolio Managers' compensation is not based on the total value of the Fund's portfolio assets, although the Fund's investment performance may increase those assets. The compensation structure is also intended to be internally equitable and serve to reduce potential conflicts of interest between the Fund and other funds managed by the Portfolio Managers. The compensation structure of the other funds managed by the Portfolio Managers is the same as the compensation structure of the Fund, described above.

Ownership of Fund Shares. As of July 31, 2008, the Portfolio Managers did not own any shares of the Fund.

Brokerage Policies of the Fund

Brokerage Provisions of the Investment Advisory Agreement. One of the duties of the Manager under the investment advisory agreement is to arrange the portfolio transactions for the Fund. The advisory agreement contains provisions relating to the employment of broker-dealers to effect the Fund's portfolio transactions. The Manager is authorized by the advisory agreement to employ broker-dealers, including "affiliated brokers," as that term is defined in the Investment Company Act, that the Manager thinks, in its best judgment based on all relevant factors, will implement the policy of the Fund to obtain, at reasonable expense, the "best execution" of the Fund's portfolio transactions. "Best execution" means prompt and reliable execution at the most favorable price obtainable for the services provided. The Manager need not seek competitive commission bidding. However, it is expected to be aware of the current rates of eligible brokers and to minimize the commissions paid to the extent consistent with the interests and policies of the Fund as established by its Board of Trustees.

            Under the investment advisory agreement, in choosing brokers to execute portfolio transactions for the Fund, the Manager may select brokers (other than affiliates) that provide both brokerage and research services to the Fund. The commissions paid to those brokers may be higher than another qualified broker would charge, if the Manager makes a good faith determination that the commission is fair and reasonable in relation to the services provided.

Brokerage Practices Followed by the Manager. The Manager allocates brokerage for each Fund subject to the provisions of the investment advisory agreement and other applicable rules and procedures described below.  The Manager's portfolio managers directly place trades and allocate brokerage based upon their judgment as to the execution capability of the broker or dealer. The Manager's executive officers supervise the allocation of brokerage.

            Most securities purchases made by a Fund are in principal transactions at net prices (i.e., without commissions). Each Fund usually deals directly with the selling or purchasing principal or market maker without incurring charges for the services of a broker on its behalf. Portfolio securities purchased from underwriters include a commission or concession paid by the issuer to the underwriter in the price of the security. Portfolio securities purchased from dealers include a spread between the bid and asked price. Therefore, a Fund generally does not incur substantial brokerage costs. On occasion, however, the Manager may determine that a better price or execution may be obtained by using the services of a broker on an agency basis.  In that situation, a Fund would incur a brokerage commission.

            Other funds advised by the Manager have investments policies similar to those of the Funds. Those other funds may purchase or sell the same securities as the Funds at the same time as the Funds, which could affect the supply and price of the securities. When possible, the Manager tries to combine concurrent orders to purchase or sell the same security by more than one of the funds managed by the Manager or its affiliates. The transactions under those combined orders are generally allocated on a pro rata basis based on the fund's respective net asset size and other factors, including the fund's cash flow requirements, investment policies and guidelines and capacity.

            Rule 12b-1 under the Investment Company Act prohibits any fund from compensating a broker or dealer for promoting or selling the fund's shares by (1) directing to that broker or dealer any of the fund's portfolio transactions, or (2) directing any other remuneration to that broker or dealer, such as commissions, mark-ups, mark downs or other fees from the fund's portfolio transactions, that were effected by another broker or dealer (these latter arrangements are considered to be a type of "step-out" transaction). In other words, a fund and its investment adviser cannot use the fund's brokerage for the purpose of rewarding broker-dealers for selling the fund's shares.

However, the Rule permits funds to effect brokerage transactions through firms that also sell fund shares, provided that certain procedures are adopted to prevent a quid pro quo with respect to portfolio brokerage allocations. As permitted by the Rule, the Manager has adopted procedures (and the Funds' Board of Trustees has approved those procedures) that permit the Funds to direct portfolio securities transactions to brokers or dealers that also promote or sell shares of the Funds, subject to the "best execution" considerations discussed above. Those procedures are designed to prevent: (1) the Manager's personnel who effect each Fund's portfolio transactions from taking into account a broker's or dealer's promotion or sales of Fund shares when allocating each Fund's portfolio transactions, and (2) a Fund, the Manager and the Distributor from entering into agreements or understandings under which the Manager directs or is expected to direct a Fund's brokerage directly, or through a "step-out" arrangement, to any broker or dealer in consideration of that broker's or dealer's promotion or sale of the Fund's shares or the shares of any of the other Oppenheimer funds.

The investment advisory agreement permits the Manager to allocate brokerage for research services. The research services provided by a particular broker may be useful both to a Fund and to one or more of the advisory accounts of the Manager or its affiliates. Investment research may be supplied to the Manager by the broker or by a third party at the instance of a broker through which trades are placed.

Investment research services include information and analyses on particular companies and industries as well as market or economic trends and portfolio strategy, market quotations for portfolio evaluations, analytical software and similar products and services. If a research service also assists the Manager in a non-research capacity (such as bookkeeping or other administrative functions), then only the percentage or component that provides assistance to the Manager in the investment decision-making process may be paid in commission dollars.

Although the Manager currently does not do so, the Board of Trustees may permit the Manager to use stated commissions on secondary fixed-income agency trades to obtain research if the broker represents to the Manager that: (i) the trade is not from or for the broker's own inventory, (ii) the trade was executed by the broker on an agency basis at the stated commission, and (iii) the trade is not a riskless principal transaction. The Board of Trustees may also permit the Manager to use commissions on fixed-price offerings to obtain research, in the same manner as is permitted for agency transactions.

The research services provided by brokers broaden the scope and supplement the research activities of the Manager. That research provides additional views and comparisons for consideration and helps the Manager to obtain market information for the valuation of securities that are either held in each Fund's portfolio or are being considered for purchase. The Manager provides information to the Board of the Funds about the commissions paid to brokers furnishing such services, together with the Manager's representation that the amount of such commissions was reasonably related to the value or benefit of such services.

During the fiscal year ended July 31, 2006, 2007 and 2008, the Fund executed no transactions and paid no commissions to firms that provide research services.

Fiscal Year Ended July 31,	Total Brokerage Commissions Paid by the Fund*
2006	$0
2007	$0
2008	$0

*     Amounts do not include spreads or commissions on principal amounts on a net trade basis.

Distribution and Service Plans

The Distributor. Under its General Distributor's Agreement with the Fund, the Distributor acts as the Fund's principal underwriter in the continuous public offering of the Fund's classes of shares. The Distributor bears the expenses normally attributable to sales, including advertising and the cost of printing and mailing prospectuses, other than those furnished to existing shareholders. The Distributor is not obligated to sell a specific number of shares.

     The sales charges and concessions paid to, or retained by, the Distributor from the sale of shares and the contingent deferred sales charges retained by the Distributor on the redemption of shares during the Fund's three most recent fiscal years are shown in the tables below.

Fiscal Year Ended July 31:	Aggregate Front-End Sales Charges on Class A Shares	Class A Front-End Sales Charges Retained by Distributor[1]	Concessions on Class A Shares Advanced by Distributor[2]	Concessions on Class B Shares Advanced by Distributor[2]	Concessions on Class C Shares Advanced by Distributor[2]
2006	$712,892	$132,085	$258,563	$23,103	$362,613
2007	$452,198	$94,173	$154,505	$7,319	$162,640
2008	$483,404	$98,971	$163,754	$12,779	$150,733

1.     Includes amounts retained by a broker-dealer that is an affiliate or a parent of the Distributor.

2.     The Distributor advances concession payments to financial intermediaries for certain sales of Class A shares and for sales of Class B and Class C shares from its own resources at the time of sale.

Fiscal Year Ended July 31:	Class A Contingent Deferred Sales Charges Retained by Distributor	Class B Contingent Deferred Sales Charges Retained by Distributor	Class C Contingent Deferred Sales Charges Retained by Distributor
2006	$2,364	$5,466	$37,869
2007	$15,589	$11,911	$22,728
2008	$36,574	$9,718	$23,392

Distribution and Service Plans. The Fund has adopted a Service Plan for Class A shares and Distribution and Service Plans for Class B and Class C shares under Rule 12b-1 of the Investment Company Act. Under those plans the Fund pays the Distributor for all or a portion of its costs incurred in connection with the distribution and/or servicing of the shares of the particular class. Each plan has been approved by a vote of the Board of Trustees, including a majority of the Independent Trustees1, cast in person at a meeting called for the purpose of voting on that plan.

     Under the Plans, the Manager and the Distributor may make payments to affiliates. In their sole discretion, they may also from time to time make substantial payments from their own resources, which include the profits the Manager derives from the advisory fees it receives from the Fund, to compensate brokers, dealers, financial institutions and other intermediaries for providing distribution assistance and/or administrative services or that otherwise promote sales of the Fund's shares. These payments, some of which may be referred to as "revenue sharing," may relate to the Fund's inclusion on a financial intermediary's preferred list of funds offered to its clients.

Unless a plan is terminated as described below, the plan continues in effect from year to year but only if the Fund's Board of Trustees and its Independent Trustees specifically vote annually to approve its continuance. Approval must be by a vote cast in person at a meeting called for the purpose of voting on continuing the plan. A plan may be terminated at any time by the vote of a majority of the Independent Trustees or by the vote of the holders of a "majority" (as defined in the Investment Company Act) of the outstanding shares of that class.

The Board of Trustees and the Independent Trustees must approve all material amendments to a plan. An amendment to increase materially the amount of payments to be made under a plan must be approved by shareholders of the class affected by the amendment. Because Class B shares of the Fund automatically convert into Class A shares 72 months after purchase, the Fund must obtain the approval of both Class A and Class B shareholders for a proposed material amendment to the Class A plan that would materially increase payments under the plan. That approval must be by a majority of the shares of each class, voting separately by class.

While the plans are in effect, the Treasurer of the Fund shall provide separate written reports on the plans to the Board of Trustees at least quarterly for its review. The reports shall detail the amount of all payments made under a plan, and the purpose for which the payments were made. Those reports are subject to the review and approval of the Independent Trustees.

Each plan states that while it is in effect, the selection and nomination of those Trustees of the Fund who are not "interested persons" of the Fund is committed to the discretion of the Independent Trustees. This does not prevent the involvement of others in the selection and nomination process as long as the final decision as to selection or nomination is approved by a majority of the Independent Trustees.

Under the plans for a class, no payment will be made to any recipient in any period in which the aggregate net asset value of all Fund shares of that class held by the recipient for itself and its customers does not exceed a minimum amount, if any, that may be set from time to time by a majority of the Independent Trustees.

■

Class A Service Plan Fees. Under the Class A service plan, the Distributor currently uses the fees it receives from the Fund to pay brokers, dealers and other financial institutions (referred to as "recipients") for personal services and account maintenance services they provide for their customers who hold Class A shares. The services include, among others, answering customer inquiries about the Fund, assisting in establishing and maintaining accounts in the Fund, making the Fund's investment plans available and providing other services at the request of the Fund or the Distributor. The Class A service plan permits reimbursements to the Distributor at a rate of up to 0.25% of average annual net assets of Class A shares. The Distributor makes payments to plan recipients periodically at an annual rate not to exceed 0.25% of the average annual net assets consisting of Class A shares held in the accounts of the recipients or their customers.

     The Distributor does not receive or retain the service fee on Class A shares in accounts for which the Distributor has been listed as the broker-dealer of record. While the plan permits the Board to authorize payments to the Distributor to reimburse itself for services under the plan, the Board has not yet done so, except in the case of shares purchased prior to March 1, 2007 with respect to certain group retirement plans that were established prior to March 1, 2001 ("grandfathered retirement plans"). Prior to March 1, 2007, the Distributor paid the 0.25% service fee for grandfathered retirement plans in advance for the first year and retained the first year's service fee paid by the Fund with respect to those shares. After the shares were held for a year, the Distributor paid the ongoing service fees to recipients on a periodic basis. Such shares are subject to a contingent deferred sales charge if they are redeemed within 18 months. If Class A shares purchased in a grandfathered retirement plan prior to March 1, 2007 are redeemed within the first year after their purchase, the recipient of the service fees on those shares will be obligated to repay the Distributor a pro rata portion of the advance payment of those fees. For Class A shares purchased in grandfathered retirement plans on or after March 1, 2007, the Distributor does not make any payment in advance and does not retain the service fee for the first year. Such shares are not subject to the contingent deferred sales charge.

For the fiscal year ended July 31, 2008, payments under the Class A plan totaled $567,669, all of which all was paid by the Distributor to recipients, and included $13,632 paid to an affiliate of the Distributor's parent company. Any unreimbursed expenses the Distributor incurs with respect to Class A shares for any fiscal year may not be recovered in subsequent years. The Distributor may not use payments received under the Class A plan to pay any of its interest expenses, carrying charges, other financial costs, or allocation of overhead.

|X|     Class B and Class C Distribution and Service Plan Fees. Under each plan, distribution and service fees are computed on the average of the net asset value of shares in the respective class, determined as of the close of each regular business day during the period. Each plan provides for the Distributor to be compensated at a flat rate, whether the Distributor's distribution expenses are more or less than the amounts paid by the Fund under the plan during the period for which the fee is paid. The types of services that recipients provide are similar to the services provided under the Class A service plan, described above.

Each plan permits the Distributor to retain both the asset-based sales charges and the service fee on shares or to pay recipients the service fee on a periodic basis, without payment in advance. However, the Distributor currently intends to pay the service fee to recipients in advance for the first year after Class B and Class C shares are purchased. After the first year shares are outstanding, after their purchase, the Distributor makes service fee payments periodically on those shares. The advance payment is based on the net asset value of shares sold. Shares purchased by exchange do not qualify for the advance service fee payment. If Class B or Class C shares are redeemed during the first year after their purchase, the recipient of the service fees on those shares will be obligated to repay the Distributor a pro rata portion of the advance payment made on those shares. Class B or Class C shares may not be purchased by a new investor directly from the Distributor without the investor designating another registered broker-dealer. If the investor no longer has another broker-dealer of record for an existing account, the Distributor is automatically designated as the broker-dealer of record, but solely for the purpose of acting as the investor's agent to purchase the shares. In those cases, the Distributor retains the asset-based sales charge paid on Class B and Class C shares, but does not retain any service fees as to the assets represented by that account.

The asset-based sales charge and service fees increase Class B and Class C expenses by 1.00% of the net assets per year of the respective classes.

The Distributor retains the asset-based sales charge on Class B shares. The Distributor retains the asset-based sales charge on Class C shares during the first year the shares are outstanding. It pays the asset-based sales charge as an ongoing concession to the recipient on Class C shares outstanding for a year or more. If a dealer has a special agreement with the Distributor, the Distributor will pay the Class B and/or Class C service fee and the asset-based sales charge to the dealer periodically in lieu of paying the sales concession and service fee in advance at the time of purchase.

     The asset-based sales charge on Class B and Class C shares allows investors to buy shares without a front-end sales charge while allowing the Distributor to compensate dealers that sell those shares. The Fund pays the asset-based sales charge to the Distributor for its services rendered in distributing Class B and Class C shares. The payments are made to the Distributor in recognition that the Distributor:

•	pays sales concessions to authorized brokers and dealers at the time of sale and pays service fees as described above,

•

may finance payment of sales concessions and/or the advance of the service fee payment to recipients under the plans, or may provide such financing from its own resources or from the resources of an affiliate,

•	employs personnel to support distribution of Class B and Class C shares,

•	bears the costs of sales literature, advertising and prospectuses (other than those furnished to current shareholders) and state "blue sky" registration fees and certain other distribution expenses,

•

may not be able to adequately compensate dealers that sell Class B and Class C shares without receiving payment under the plans and therefore may not be able to offer such Classes for sale absent the plans,

•	receives payments under the plans consistent with the service fees and asset-based sales charges paid by other non-proprietary funds that charge 12b-1 fees,

•	may use the payments under the plan to include the Fund in various third-party distribution programs that may increase sales of Fund shares,

•

may experience increased difficulty selling the Fund's shares if payments under the plan are discontinued because most competitor funds have plans that pay dealers for rendering distribution services as much or more than the amounts currently being paid by the Fund, and

•

may not be able to continue providing, at the same or at a lesser cost, the same quality distribution sales efforts and services, or to obtain such services from brokers and dealers, if the plan payments were to be discontinued.

     During a calendar year, the Distributor's actual expenses in selling Class B and Class C shares may be more than the payments it receives from the contingent deferred sales charges collected on redeemed shares and from the asset-based sales charges paid to the Distributor by the Fund under the distribution and service plans. Those excess expenses are carried over on the Distributor's books and may be recouped from asset-based sales charge payments from the Fund in future years. However, the Distributor has voluntarily agreed to cap the amount of expenses under the plans that may be carried over from year to year and recouped that relate to (i) expenses the Distributor has incurred that represent compensation and expenses of its sales personnel and (ii) other direct distribution costs it has incurred, such as sales literature, state registration fees, advertising and prospectuses used to offer Fund shares. The cap on the carry-over of those categories of expenses is set at 0.70% of annual gross sales of shares of the Fund. If those categories of expenses exceed the capped amount, the Distributor bears the excess costs. If the Class B or Class C plan were to be terminated by the Fund, the Fund's Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to the Distributor for distributing shares prior to the termination of the plan.

Distribution and Service Fees Paid to the Distributor for the Fiscal Year Ended July 31, 2008
Class:	Total Payments Under Plan	Amount Retained by Distributor	Amount Paid to Affiliate	Distributor's Aggregate Unreimbursed Expenses Under Plan	Distributor's Unreimbursed Expenses as % of Net Assets of Class
Class B Plan	$20,703	$16,827	$203	$0	0.00%
Class C Plan	$713,147	$216,139	$11,593	$860,985	1.11%

     All payments under the plans are subject to the limitations imposed by the Conduct Rules of FINRA on payments of asset-based sales charges and service fees.

Payments to Fund Intermediaries

Financial intermediaries may receive various forms of compensation or reimbursement from the Fund in the form of 12b-1 plan payments as described in the preceding section of this SAI. They may also receive payments or concessions from the Distributor, derived from sales charges paid by the clients of the financial intermediary, also as described in this SAI. Additionally, the Manager and/or the Distributor (including their affiliates) may make payments to financial intermediaries in connection with their offering and selling shares of the Fund and other Oppenheimer funds, providing marketing or promotional support, transaction processing and/or administrative services. Among the financial intermediaries that may receive these payments are brokers and dealers who sell and/or hold shares of the Fund, banks (including bank trust departments), registered investment advisers, insurance companies, retirement plan and qualified tuition program administrators, third party administrators, and other institutions that have selling, servicing or similar arrangements with the Manager or Distributor. The payments to intermediaries vary by the types of product sold, the features of the Fund share class and the role played by the intermediary.

Possible types of payments to financial intermediaries include, without limitation, those discussed below.

•	Payments made by the Fund, or by an investor buying or selling shares of the Fund may include:

•

depending on the share class that the investor selects, contingent deferred sales charges or initial front-end sales charges, all or a portion of which front-end sales charges are payable by the Distributor to financial intermediaries (see " About Your Account" in the Prospectus);

•

ongoing asset-based payments attributable to the share class selected, including fees payable under the Fund's distribution and/or service plans adopted under Rule 12b-1 under the Investment Company Act, which are paid from the Fund's assets and allocated to the class of shares to which the plan relates (see "About the Fund -- Distribution and Service Plans " above);

•

shareholder servicing payments for providing omnibus accounting, recordkeeping, networking, sub-transfer agency or other administrative or shareholder services, including retirement plan and 529 plan administrative services fees, which are paid from the assets of a Fund as reimbursement to the Manager or Distributor for expenses they incur on behalf of the Fund.

•

Payments made by the Manager or Distributor out of their respective resources and assets, which may include profits the Manager derives from investment advisory fees paid by the Fund. These payments are made at the discretion of the Manager and/or the Distributor. These payments, often referred to as "revenue sharing" payments, may be in addition to the payments by the Fund listed above.

•

These types of payments may reflect compensation for marketing support, support provided in offering the Fund or other Oppenheimer funds through certain trading platforms and programs, transaction processing or other services;

•

The Manager and Distributor each may also pay other compensation to the extent the payment is not prohibited by law or by any self-regulatory agency, such as FINRA. Payments are made based on the guidelines established by the Manager and Distributor, subject to applicable law.

These payments may provide an incentive to financial intermediaries to actively market or promote the sale of shares of the Fund or other Oppenheimer funds, or to support the marketing or promotional efforts of the Distributor in offering shares of the Fund or other Oppenheimer funds. In addition, some types of payments may provide a financial intermediary with an incentive to recommend the Fund or a particular share class. Financial intermediaries may earn profits on these payments, since the amount of the payment may exceed the cost of providing the service. Certain of these payments are subject to limitations under applicable law. Financial intermediaries may categorize and disclose these arrangements to their clients and to members of the public in a manner different from the disclosures in the Fund's Prospectus and this SAI. You should ask your financial intermediary for information about any payments it receives from the Fund, the Manager or the Distributor and any services it provides, as well as the fees and commissions it charges.

Although brokers or dealers that sell Fund shares may also act as a broker or dealer in connection with the execution of the purchase or sale of portfolio securities by the Fund or other Oppenheimer funds, a financial intermediary's sales of shares of the Fund or such other Oppenheimer funds is not a consideration for the Manager when choosing brokers or dealers to effect portfolio transactions for the Fund or such other Oppenheimer funds.

Revenue sharing payments can pay for distribution-related or asset retention items including, without limitation,

•	transactional support, one-time charges for setting up access for the Fund or other Oppenheimer funds on particular trading systems, and paying the intermediary' s networking fees;

•

program support, such as expenses related to including the Oppenheimer funds in retirement plans, college savings plans, fee-based advisory or wrap fee programs, fund " supermarkets", bank or trust company products or insurance companies' variable annuity or variable life insurance products;

•

placement on the dealer's list of offered funds and providing representatives of the Distributor with access to a financial intermediary 's sales meetings, sales representatives and management representatives.

Additionally, the Manager or Distributor may make payments for firm support, such as business planning assistance, advertising, and educating a financial intermediary's sales personnel about the Oppenheimer funds and shareholder financial planning needs.

     For the year ended December 31, 2007, the following financial intermediaries and/or their respective affiliates offered shares of the Oppenheimer funds and received revenue sharing or similar distribution-related payments from the Manager or Distributor for marketing or program support:

1st Global Capital Company	Legend Equities Corporation
Advantage Capital Corporation	Lincoln Benefit National Life
Aegon USA	Lincoln Financial Advisors Corporation
Aetna Life Insurance & Annuity Company	Lincoln Investment Planning, Inc.
AG Edwards & Sons, Inc.	Linsco Private Ledger Financial
AIG Financial Advisors	Massachusetts Mutual Life Insurance Company
AIG Life Variable Annuity	McDonald Investments, Inc.
Allianz Life Insurance Company	Merrill Lynch Pierce Fenner & Smith, Inc.
Allmerica Financial Life Insurance & Annuity Company	Merrill Lynch Insurance Group
Allstate Life Insurance Company	MetLife Investors Insurance Company
American Enterprise Life Insurance	MetLife Securities, Inc.
American General Annuity Insurance	Minnesota Life Insurance Company
American Portfolios Financial Services, Inc.	MML Investor Services, Inc.
Ameriprise Financial Services, Inc.	Mony Life Insurance Company
Ameritas Life Insurance Company	Morgan Stanley & Company, Inc.
Annuity Investors Life Insurance Company	Multi-Financial Securities Corporation
Associated Securities Corporation	Mutual Service Corporation
AXA Advisors LLC	NFP Securities, Inc.
AXA Equitable Life Insurance Company	Nathan & Lewis Securities, Inc.
Banc One Securities Corporation	National Planning Corporation
Cadaret Grant & Company, Inc.	Nationwide Financial Services, Inc.
CCO Investment Services Corporation	New England Securities Corporation
Charles Schwab & Company, Inc.	New York Life Insurance & Annuity Company
Chase Investment Services Corporation	Oppenheimer & Company
Citicorp Investment Services, Inc.	PFS Investments, Inc.
Citigroup Global Markets Inc.	Park Avenue Securities LLC
CitiStreet Advisors LLC	Phoenix Life Insurance Company
Citizen's Bank of Rhode Island	Plan Member Securities
Columbus Life Insurance Company	Prime Capital Services, Inc.
Commonwealth Financial Network	Primevest Financial Services, Inc.
Compass Group Investment Advisors	Protective Life Insurance Company
CUNA Brokerage Services, Inc.	Prudential Investment Management Services LLC
CUSO Financial Services, LLP	Raymond James & Associates, Inc.
E*TRADE Clearing LLC	Raymond James Financial Services, Inc.
Edward Jones	RBC Dain Rauscher Inc.
Essex National Securities, Inc.	Royal Alliance Associates, Inc.
Federal Kemper Life Assurance Company	Securities America, Inc.
Financial Network	Security Benefit Life Insurance Company
Financial Services Corporation	Security First-Metlife Investors Insurance Company
GE Financial Assurance	SII Investments, Inc.
GE Life & Annuity	Signator Investors, Inc.
Genworth Financial, Inc.	Sorrento Pacific Financial LLC
GlenBrook Life & Annuity Company	Sun Life Assurance Company of Canada
Great West Life & Annuity Company	Sun Life Insurance & Annuity Company of New York
GWFS Equities, Inc.	Sun Life Annuity Company Ltd.
Hartford Life Insurance Company	SunTrust Bank
HD Vest Investment Services, Inc.	SunTrust Securities, Inc.
Hewitt Associates LLC	Thrivent Financial Services, Inc.
IFMG Securities, Inc.	Towers Square Securities, Inc.
ING Financial Advisers LLC	Travelers Life & Annuity Company
ING Financial Partners, Inc.	UBS Financial Services, Inc.
Invest Financial Corporation	Union Central Life Insurance Company
Investment Centers of America, Inc.	United Planners Financial Services of America
Jefferson Pilot Life Insurance Company	Wachovia Securities, Inc.
Jefferson Pilot Securities Corporation	Walnut Street Securities, Inc.
John Hancock Life Insurance Company	Waterstone Financial Group
JP Morgan Securities, Inc.	Wells Fargo Investments
Kemper Investors Life Insurance Company	Wescom Financial Services

     For the year ended December 31, 2007, the following firms, which in some cases are broker-dealers, received payments from the Manager or Distributor for administrative or other services provided (other than revenue sharing arrangements), as described above:

1st Global Capital Co.	Lincoln Investment Planning, Inc.
AG Edwards	Lincoln National Life Insurance Co.
ACS HR Solutions	Linsco Private Ledger Financial
ADP	Massachusetts Mutual Life Insurance Company
AETNA Life Ins & Annuity Co.	Matrix Settlement & Clearance Services
Alliance Benefit Group	McDonald Investments, Inc.
American Enterprise Investments	Mercer HR Services
American Express Retirement Service	Merrill Lynch
American United Life Insurance Co.	Mesirow Financial, Inc.
Ameriprise Financial Services, Inc.	MetLife
Ameritrade, Inc.	MFS Investment Management
AMG (Administrative Management Group)	Mid Atlantic Capital Co.
AST (American Stock & Transfer)	Milliman USA
AXA Advisors	Morgan Keegan & Co, Inc.
Bear Stearns Securities Co.	Morgan Stanley Dean Witter
Benefit Administration Company, LLC	Mutual of Omaha Life Insurance Co.
Benefit Administration, Inc.	Nathan & Lewis Securities, Inc.
Benefit Consultants Group	National City Bank
Benefit Plans Administration	National Deferred Comp
Benetech, Inc.	National Financial
Bisys	National Investor Services Co.
Boston Financial Data Services	Nationwide Life Insurance Company
Charles Schwab & Co, Inc.	Newport Retirement Services, Inc.
Citigroup Global Markets Inc.	Northwest Plan Services, Inc.
CitiStreet	NY Life Benefits
City National Bank	Oppenheimer & Co, Inc.
Clark Consulting	Peoples Securities, Inc.
CPI Qualified Plan Consultants, Inc.	Pershing LLC
DA Davidson & Co.	PFPC
DailyAccess Corporation	Piper Jaffray & Co.
Davenport & Co, LLC	Plan Administrators, Inc.
David Lerner Associates, Inc.	Plan Member Securities
Digital Retirement Solutions, Inc.	Primevest Financial Services, Inc.
DR, Inc.	Principal Life Insurance Co.
Dyatech, LLC	Prudential Investment Management Services LLC
E*Trade Clearing LLC	PSMI Group, Inc.
Edward D Jones & Co.	Quads Trust Company
Equitable Life / AXA	Raymond James & Associates, Inc.
ERISA Administrative Svcs, Inc.	Reliance Trust Co.
ExpertPlan, Inc.	Reliastar Life Insurance Company
FASCore LLC	Robert W Baird & Co.
Ferris Baker Watts, Inc.	RSM McGladrey
Fidelity	Scott & Stringfellow, Inc.
First Clearing LLC	Scottrade, Inc.
First Southwest Co.	Southwest Securities, Inc.
First Trust – Datalynx	Standard Insurance Co
First Trust Corp	Stanley, Hunt, Dupree & Rhine
Franklin Templeton	Stanton Group, Inc.
Geller Group	Sterne Agee & Leach, Inc.
Great West Life	Stifel Nicolaus & Co, Inc.
H&R Block Financial Advisors, Inc.	Sun Trust Securities, Inc.
Hartford Life Insurance Co.	Symetra Financial Corp.
HD Vest Investment Services	T. Rowe Price
Hewitt Associates LLC	The 401k Company
HSBC Brokerage USA, Inc.	The Princeton Retirement Group Inc.
ICMA - RC Services	The Retirement Plan Company, LLC
Independent Plan Coordinators	TruSource Union Bank of CA
Ingham Group	UBS Financial Services, Inc.
Interactive Retirement Systems	Unified Fund Services (UFS)
Invesmart (Standard Retirement Services, Inc.)	US Clearing Co.
Janney Montgomery Scott, Inc.	USAA Investment Management Co.
JJB Hillard W L Lyons, Inc.	USI Consulting Group
John Hancock	VALIC Retirement Services
JP Morgan	Vanguard Group
July Business Services	Wachovia
Kaufman & Goble	Web401K.com
Legend Equities Co.	Wedbush Morgan Securities
Legg Mason Wood Walker	Wells Fargo Bank
Lehman Brothers, Inc.	Wilmington Trust
Liberty Funds Distributor, Inc./Columbia Management

Performance of the Fund

Explanation of Performance Terminology. The Fund uses a variety of terms to illustrate its performance. These terms include "standardized yield," "tax-equivalent yield," "dividend yield (or "distribution yield")," "average annual total return," "cumulative total return," "average annual total return at net asset value" and "total return at net asset value." An explanation of how yields and total returns are calculated is set forth below. The charts below show the Fund's performance as of the Fund's most recent fiscal year end. You can obtain current performance information by calling the Fund's Transfer Agent at 1.800.225.5677 or by visiting the OppenheimerFunds Internet website at www.oppenheimerfunds.com.

The Fund's illustrations of its performance data in advertisements must comply with rules of the SEC. Those rules describe the types of performance data that may be used and how it is to be calculated. In general, any advertisement by the Fund of its performance data must include the average annual total returns for the advertised class of shares of the Fund.

Use of standardized performance calculations enables an investor to compare the Fund's performance to the performance of other funds for the same periods. However, a number of factors should be considered before using the Fund's performance information as a basis for comparison with other investments:

•

Yields and total returns measure the performance of a hypothetical account in the Fund over various periods and do not show the performance of each shareholder's account. Your account's performance will vary from the model performance data if your dividends are received in cash, or you buy or sell shares during the period, or you bought your shares at a different time and price than the shares used in the model.

•	A decline in the Fund's net asset value can increase the Fund's yield.

•	The Fund's performance returns may not reflect the effect of taxes on dividends and capital gains distributions.

•	An investment in the Fund is not insured by the FDIC or any other government agency.

•	The principal value of the Fund's shares, and its yields and total returns are not guaranteed and normally will fluctuate on a daily basis.

•	When an investor's shares are redeemed, they may be worth more or less than their original cost.

•	Yields and total returns for any given past period represent historical performance information and are not, and should not be considered, a prediction of future yields or returns.

The performance of each class of shares is shown separately, because the performance of each class of shares will usually be different. That is because of the different kinds of expenses each class bears. The yields and total returns of each class of shares of the Fund are affected by market conditions, the quality of the Fund's investments, the maturity of those investments, the types of investments the Fund holds, and its operating expenses that are allocated to the particular class.

■	Yields. The Fund uses a variety of different yields to illustrate its current returns. Each class of shares calculates its yield separately because of the different expenses that affect each class.

•

Standardized Yield. The "standardized yield" (sometimes referred to just as "yield") is shown for a class of shares for a stated 30-day period. It is not based on actual distributions paid by the Fund to shareholders in the 30-day period, but is a hypothetical yield based upon the net investment income from the Fund's portfolio investments for that period. It may therefore differ from the "dividend yield" for the same class of shares, described below.

Standardized yield is calculated using the following formula set forth in rules adopted by the SEC, designed to assure uniformity in the way that all funds calculate their yields:

Standardized Yield = 2 [(	a-b	+1)[6] -1]
cd

The symbols above represent the following factors:

a =     dividends and interest earned during the 30-day period.

b =     expenses accrued for the period (net of any expense assumptions).

c =     the average daily number of shares of that class outstanding during the 30-day period that were entitled to receive dividends.

d =     the maximum offering price per share of that class on the last day of the period, adjusted for undistributed net investment income.

The standardized yield for a particular 30-day period may differ from the yield for other periods. The SEC formula assumes that the standardized yield for a 30-day period occurs at a constant rate for a six-month period and is annualized at the end of the six-month period. Additionally, because each class of shares is subject to different expenses, it is likely that the standardized yields of the Fund's classes of shares will differ for any 30-day period.

•

Dividend (or Distribution) Yield. The Fund may quote a "dividend yield" (or "distribution yield") for each class of its shares. Dividend yield is based on the dividends paid on a class of shares during the actual dividend period. To calculate dividend yield, the dividends of a class declared during a stated period are added together, and the sum is multiplied by 12 (to annualize the yield) and divided by the maximum offering price on the last day of the dividend period. The formula is shown below:

Dividend Yield = dividends paid x 12/maximum offering price (on payment date)

The maximum offering price for Class A shares includes the current maximum initial sales charge. The maximum offering price for Class B and Class C shares is the net asset value per share, without considering the effect of contingent deferred sales charges. The Class A dividend yield may also be quoted without deducting the maximum initial sales charge.

•     Tax-Equivalent Yield. The "tax-equivalent yield" of a class of shares is the equivalent yield that would have to be earned on a taxable investment to achieve the after-tax results represented by the Fund's tax-equivalent yield. It adjusts the Fund's standardized yield, as calculated above, by a stated tax rate. Using different tax rates to show different tax equivalent yields shows investors in different tax brackets the tax equivalent yield of the Fund based on their own tax bracket.

The tax-equivalent yield is based on a 30-day period, and is computed by dividing the tax-exempt portion of the Fund's current yield (as calculated above) by one minus a stated income tax rate. The result is added to the portion (if any) of the Fund's current yield that is not tax-exempt.

The tax-equivalent yield may be used to compare the tax effects of income derived from the Fund with income from taxable investments at the tax rates stated. Your tax bracket is determined by your federal and state taxable income (the net amount subject to federal and state income tax after deductions and exemptions).

The Fund's Yields for the 30-Day Periods Ended 07/31/08
Class of Shares	Standardized Yield		Dividend Yield		Tax-Equivalent Yield (41.05% Combined Federal/State Tax Bracket)
	Without Sales Charge	After Sales Charge	Without Sales Charge	After Sales Charge	Without Sales Charge	After Sales Charge
Class A	4.01%	3.87%	4.49%	4.34%	6.79%	6.56%
Class B	2.90%	N/A	3.41%	N/A	4.91%	N/A
Class C	3.20%	N/A	4.77%	N/A	5.42%	N/A

|X|     Total Return Information. There are different types of "total returns" to measure the Fund's performance. Total return is the change in value of a hypothetical investment in the Fund over a given period, assuming that all dividends and capital gains distributions are reinvested in additional shares and that the investment is redeemed at the end of the period. Because of differences in expenses for each class of shares, the total returns for each class are separately measured. The cumulative total return measures the change in value over the entire period (for example, 10 years). An average annual total return shows the average rate of return for each year in a period that would produce the cumulative total return over the entire period. However, average annual total returns do not show actual year-by-year performance. The Fund uses standardized calculations for its total returns as prescribed by the SEC. The methodology is discussed below.

     In calculating total returns for Class A shares, the current maximum sales charge of 3.50% (as a percentage of the offering price) is deducted from the initial investment ("P" in the formula below) (unless the return is shown without sales charge, as described below). For Class B shares, payment of the applicable contingent deferred sales charge is applied, depending on the period for which the return is shown: 4.0% in the first year, 3.0% in the second year, 2.0% in the third and fourth years, 1.0% in the fifth year, and none thereafter. For Class C shares, the 1.0% contingent deferred sales charge is deducted for returns for the one-year period.

•

Average Annual Total Return. The "average annual total return" of each class is an average annual compounded rate of return for each year in a specified number of years. It is the rate of return based on the change in value of a hypothetical initial investment of $1,000 ("P" in the formula below) held for a number of years ("n" in the formula) to achieve an Ending Redeemable Value ("ERV" in the formula) of that investment, according to the following formula:

ERV	l/n	- 1	= Average Annual Total Return
P

•

Average Annual Total Return (After Taxes on Distributions). The "average annual total return (after taxes on distributions)" of Class A shares is an average annual compounded rate of return for each year in a specified number of years, adjusted to show the effect of federal taxes (calculated using the highest individual marginal federal income tax rates in effect on any reinvestment date) on any distributions made by the Fund during the specified period. It is the rate of return based on the change in value of a hypothetical initial investment of $1,000 ("P" in the formula below) held for a number of years ("n" in the formula) to achieve an ending value ("ATVD" in the formula) of that investment, after taking into account the effect of taxes on Fund distributions, but not on the redemption of Fund shares, according to the following formula:

ATVD l/n	- 1	= Average Annual Total Return (After Taxes on Distributions)
P

•

Average Annual Total Return (After Taxes on Distributions and Redemptions).The "average annual total return (after taxes on distributions and redemptions)" of Class A shares is an average annual compounded rate of return for each year in a specified number of years, adjusted to show the effect of federal taxes (calculated using the highest individual marginal federal income tax rates in effect on any reinvestment date) on any distributions made by the Fund during the specified period and the effect of capital gains taxes or capital loss tax benefits (each calculated using the highest federal individual capital gains tax rate in effect on the redemption date) resulting from the redemption of the shares at the end of the period. It is the rate of return based on the change in value of a hypothetical initial investment of $1,000 ("P" in the formula below) held for a number of years ("n" in the formula) to achieve an ending value ("ATVDR" in the formula) of that investment, after taking into account the effect of taxes on fund distributions and on the redemption of Fund shares, according to the following formula:

ATVDR l/n	- 1	= Average Annual Total Return (After Taxes on Distributions and Redemptions)
P

•

Cumulative Total Return. The "cumulative total return" calculation measures the change in value of a hypothetical investment of $1,000 over an entire period of years. Its calculation uses some of the same factors as average annual total return, but it does not average the rate of return on an annual basis. Cumulative total return is determined as follows:

ERV - P	= Total Return
P

•

Total Returns at Net Asset Value. From time to time the Fund may also quote a cumulative or an average annual total return "at net asset value" (without deducting sales charges) for each class of shares. Each is based on the difference in net asset value per share at the beginning and the end of the period for a hypothetical investment in that class of shares (without considering front-end or contingent deferred sales charges) and takes into consideration the reinvestment of dividends and capital gains distributions.

The Fund's Total Returns for the Periods Ended July 31, 2008
Class of Shares	Cumulative Total Returns (10 Years or life-of-class, if less)		Average Annual Total Returns
			1-Year		5-Years (or life-of-class if less)	10-Years (or life-of-class if less)
	After Sales Charge	Without Sales Charge	After Sales Charge	Without Sales Charge	After Sales Charge	Without Sales Charge	After Sales Charge	Without Sales Charge
Class A1	16.53%	20.76%	-5.28%	-1.85%	3.51%	4.35%	N/A	N/A
Class B2	17.51%	18.51%	-6.46%	-2.69%	3.71%	3.91%	N/A	N/A
Class C3	16.54%	16.54%	-3.53%	-2.59%	3.51%	3.51%	N/A	N/A

1. Inception of Class A:     2/25/04
2. Inception of Class B:     2/25/04
3. Inception of Class C:     2/25/04

Average Annual Total Returns for Class A Shares (After Sales Charge) For the Periods Ended July 31, 2008
	1-Year	5-Years	10-Years
After Taxes on Distributions	-5.28%	3.51%	N/A
After Taxes on Distributions and Redemption of Fund Shares	-2.03%	3.65%	N/A

Inception of Class A: 2/25/04

Other Performance Comparisons. The Fund compares its performance annually to that of an appropriate broadly-based market index in its Annual Report to shareholders. You can obtain that information by contacting the Transfer Agent at the addresses or telephone numbers shown on the cover of this SAI. The Fund may also compare its performance to that of other investments, including other mutual funds, or use rankings of its performance by independent ranking entities. Examples of these performance comparisons are set forth below.

     |X|     Lipper Rankings. From time to time the Fund may publish the ranking of the performance of its classes of shares by Lipper, Inc. ("Lipper"). Lipper is a widely-recognized independent mutual fund monitoring service. Lipper monitors the performance of regulated investment companies, including the Fund, and ranks their performance for various periods in categories based on investment styles. The Lipper performance rankings are based on total returns that include the reinvestment of capital gain distributions and income dividends but do not take sales charges or taxes into consideration. Lipper also publishes "peer-group" indices of the performance of all mutual funds in a category that it monitors and averages of the performance of the funds in particular categories.

■     Morningstar Ratings. From time to time the Fund may publish the star rating of the performance of its classes of shares by Morningstar, Inc. ("Morningstar"), an independent mutual fund monitoring service. Morningstar rates and ranks mutual funds in their specialized market sectors. The Fund is ranked among the municipal California intermediate/short funds.

     Morningstar proprietary star ratings reflect historical risk-adjusted total investment return. For each fund with at least a three-year history, Morningstar calculates a Morningstar Rating™ based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a fund's monthly performance (including the effects of sales charges, loads, and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. The top 10% of funds in each category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars, and the bottom 10% receive 1 star. (Each share class is counted as a fraction of one fund within this scale and rated separately, which may cause slight variations in the distribution percentages.) The Overall Morningstar Rating for a fund is derived from a weighted average of the performance figures associated with its three-, five-and ten-year (if applicable) Morningstar Rating metrics.

|X|     Performance Rankings and Comparisons by Other Entities and Publications. From time to time the Fund may include in its advertisements and sales literature performance information about the Fund cited in newspapers and other periodicals such as The New York Times, The Wall Street Journal, Barron's, or similar publications. That information may include performance quotations from other sources, including Lipper and Morningstar. The performance of the Fund's classes of shares may be compared in publications to the performance of various market indices or other investments, and averages, performance rankings or other benchmarks prepared by recognized mutual fund statistical services.

Investors may also wish to compare the returns on the Fund's share classes to the return on fixed-income investments available from banks and thrift institutions. Those include certificates of deposit, ordinary interest-paying checking and savings accounts, and other forms of fixed or variable time deposits, and various other instruments such as Treasury bills. However, the Fund's returns and share price are not guaranteed or insured by the FDIC or any other agency and will fluctuate daily, while bank depository obligations may be insured by the FDIC and may provide fixed rates of return. Repayment of principal and payment of interest on Treasury securities is backed by the full faith and credit of the U.S. government.

From time to time, the Fund may publish rankings or ratings of the Manager or Transfer Agent, and of the investor services provided by them to shareholders of the Oppenheimer funds, other than performance rankings of the Oppenheimer funds themselves. Those ratings or rankings of shareholder and investor services by third parties may include comparisons of their services to those provided by other mutual fund families selected by the rating or ranking services. They may be based upon the opinions of the rating or ranking service itself, using its research or judgment, or based upon surveys of investors, brokers, shareholders or others.

From time to time the Fund may include in its advertisements and sales literature the total return performance of a hypothetical investment account that includes shares of the Fund and other Oppenheimer funds. The combined account may be part of an illustration of an asset allocation model or similar presentation. The account performance may combine total return performance of the Fund and the total return performance of other Oppenheimer funds included in the account. Additionally, from time to time, the Fund's advertisements and sales literature may include, for illustrative or comparative purposes, statistical data or other information about general or specific market and economic conditions. That may include, for example,

•	information about the performance of certain securities or commodities markets or segments of those markets,

•	information about the performance of the economies of particular countries or regions,

•	the earnings of companies included in segments of particular industries, sectors, securities markets, countries or regions,

•	the availability of different types of securities or offerings of securities,

•	information relating to the gross national or gross domestic product of the United States or other countries or regions,

•	comparisons of various market sectors or indices to demonstrate performance, risk, or other characteristics of the Fund.

about your account

How to Buy Shares

Additional information is presented below about the methods that can be used to buy shares of the Fund. Appendix C contains more information about the special sales charge arrangements offered by the Fund, and the circumstances in which sales charges may be reduced or waived for certain classes of investors.

When you purchase shares of the Fund, your ownership interest in the shares of the Fund will be recorded as a book entry on the records of the Fund. The Fund will not issue or re-register physical share certificates.

AccountLink. When shares are purchased through AccountLink, each purchase must be at least $50 and shareholders must invest at least $500 before an Asset Builder Plan (described below) can be established on a new account. Accounts established prior to November 1, 2002 will remain at $25 for additional purchases. Shares will be purchased on the regular business day the Distributor is instructed to initiate the Automated Clearing House ("ACH") transfer to buy the shares. Dividends will begin to accrue on shares purchased with the proceeds of ACH transfers on the business day the Fund receives Federal Funds for the purchase through the ACH system before the close of the New York Stock Exchange (the "NYSE"). The NYSE normally closes at 4:00 p.m., but may close earlier on certain days. If Federal Funds are received on a business day after the close of the NYSE, the shares will be purchased and dividends will begin to accrue on the next regular business day. The proceeds of ACH transfers are normally received by the Fund three days after the transfers are initiated. If the proceeds of the ACH transfer are not received on a timely basis, the Distributor reserves the right to cancel the purchase order. The Distributor and the Fund are not responsible for any delays in purchasing shares resulting from delays in ACH transmissions.

Reduced Sales Charges. As discussed in the Prospectus, a reduced sales charge rate may be obtained for Class A shares under Right of Accumulation and Letters of Intent because of the economies of sales efforts and reduction in expenses realized by the Distributor, dealers and brokers making such sales. No sales charge is imposed in certain other circumstances described in Appendix C to this SAI because the Distributor or dealer or broker incurs little or no selling expenses.

The Oppenheimer Funds. The Oppenheimer funds are those mutual funds for which the Distributor acts as the distributor and currently include the following:

Oppenheimer AMT-Free Municipals	Oppenheimer Pennsylvania Municipal Fund
Oppenheimer AMT-Free New York Municipals	Oppenheimer Portfolio Series:
Oppenheimer Balanced Fund	Active Allocation Fund
Oppenheimer Baring China Fund	Equity Investor Fund
Oppenheimer Baring Japan Fund	Conservative Investor Fund
Oppenheimer Baring SMA International Fund	Moderate Investor Fund
Oppenheimer Core Bond Fund	Oppenheimer Portfolio Series Fixed Income Active Allocation Fund
Oppenheimer California Municipal Fund	Oppenheimer Principal Protected Main Street Fund
Oppenheimer Capital Appreciation Fund	Oppenheimer Principal Protected Main Street Fund II
Oppenheimer Capital Income Fund	Oppenheimer Principal Protected Main Street Fund III
Oppenheimer Champion Income Fund	Oppenheimer Quest Balanced Fund
Oppenheimer Commodity Strategy Total Return Fund	Oppenheimer Quest International Value Fund, Inc.
Oppenheimer Convertible Securities Fund	Oppenheimer Quest Opportunity Value Fund
Oppenheimer Developing Markets Fund	Oppenheimer Real Estate Fund
Oppenheimer Discovery Fund	Oppenheimer Rising Dividends Fund, Inc.
Oppenheimer Emerging Growth Fund	Oppenheimer Rochester Arizona Municipal Fund
Oppenheimer Equity Fund, Inc.	Oppenheimer Rochester Maryland Municipal Fund
Oppenheimer Equity Income Fund, Inc.	Oppenheimer Rochester Massachusetts Municipal Fund
Oppenheimer Global Fund	Oppenheimer Rochester Michigan Municipal Fund
Oppenheimer Global Opportunities Fund	Oppenheimer Rochester Minnesota Municipal Fund
Oppenheimer Global Value Fund	Oppenheimer Rochester National Municipals
Oppenheimer Gold & Special Minerals Fund	Oppenheimer Rochester North Carolina Municipal Fund
Oppenheimer International Bond Fund	Oppenheimer Rochester Ohio Municipal Fund
Oppenheimer International Diversified Fund	Oppenheimer Rochester Virginia Municipal Fund
Oppenheimer International Growth Fund	Oppenheimer Select Value Fund
Oppenheimer International Small Company Fund	Oppenheimer Senior Floating Rate Fund
Oppenheimer Limited Term California Municipal Fund	Oppenheimer Small- & Mid- Cap Value Fund
Oppenheimer Limited-Term Government Fund	Oppenheimer SMA Core Bond Fund
Oppenheimer Limited Term Municipal Fund	Oppenheimer SMA International Bond Fund
Oppenheimer Main Street Fund	Oppenheimer Strategic Income Fund
Oppenheimer Main Street Opportunity Fund	Oppenheimer U.S. Government Trust
Oppenheimer Main Street Small Cap Fund	Oppenheimer Value Fund
Oppenheimer MidCap Fund	Limited-Term New York Municipal Fund
Oppenheimer New Jersey Municipal Fund	Rochester Fund Municipals

LifeCycle Funds
Oppenheimer Transition 2010 Fund
Oppenheimer Transition 2015 Fund
Oppenheimer Transition 2020 Fund
Oppenheimer Transition 2025 Fund
Oppenheimer Transition 2030 Fund
Oppenheimer Transition 2040 Fund
Oppenheimer Transition 2050 Fund

And the following money market funds:
Oppenheimer Cash Reserves	Centennial Government Trust
Oppenheimer Institutional Money Market Fund	Centennial Money Market Trust
Oppenheimer Money Market Fund, Inc.	Centennial New York Tax Exempt Trust
Centennial California Tax Exempt Trust	Centennial Tax Exempt Trust

     There is an initial sales charge on the purchase of Class A shares of each of the Oppenheimer funds described above except the money market funds. Under certain circumstances described in this SAI, redemption proceeds of certain money market fund shares may be subject to a contingent deferred sales charge.

Letter of Intent. Under a Letter of Intent (a "Letter"), you may be able to reduce the sales charge rate that applies to your purchases of Class A shares if you purchase Class A, Class B or Class C shares of the Fund or other Oppenheimer funds or Class A, Class B, Class C, Class G and Class H units purchased in advisor sold Section 529 plans, for which the Manager or the Distributor serves as the Program Manager or Program Distributor. A Letter is an investor's statement in writing to the Distributor of his or her intention to purchase a specified value of those shares or units during a 13-month period (the "Letter period"), which begins on the date of the investor's first share purchase following the establishment of the Letter. The sales charge on each purchase of Class A shares during the Letter period will be at the rate that would apply to a single lump-sum purchase of shares in the amount intended to be purchased. In submitting a Letter, the investor makes no commitment to purchase shares. However, if the investor does not fulfill the terms of the Letter within the Letter period, he or she agrees to pay the additional sales charges that would have been applicable to the purchases that were made. The investor agrees that shares equal in value to 2% of the intended purchase amount will be held in escrow by the Transfer Agent for that purpose, as described in "Terms of Escrow" below. It is the responsibility of the dealer of record and/or the investor to advise the Distributor about the Letter when placing purchase orders during the Letter period. The investor must also notify the Distributor or his or her financial intermediary of any qualifying 529 plan holdings.

     To determine whether an investor has fulfilled the terms of a Letter, the Transfer Agent will count purchases of "qualified" Class A, Class B and Class C shares and Class A, Class B, Class C, Class G and Class H units during the Letter period. Purchases of Class N shares, purchases made by reinvestment of dividends or capital gains distributions from the Fund or other Oppenheimer funds, purchases of Class A shares with redemption proceeds under the Reinvestment Privilege, and purchases of Class A shares of Oppenheimer Money Market Fund, Inc. or Oppenheimer Cash Reserves on which a sales charge has not been paid do not count as "qualified" shares for satisfying the terms of a Letter. An investor will also be considered to have fulfilled the Letter if the value of the investor's total holdings of qualified shares on the last day of the Letter period, calculated at the net asset value on that day, equals or exceeds the intended purchase amount.

If the terms of the Letter are not fulfilled within the Letter period, the concessions previously paid to the dealer of record for the account and the amount of sales charge retained by the Distributor will be adjusted on the first business day following the expiration of the Letter period to reflect the sales charge rates that are applicable to the actual total purchases.

If total eligible purchases during the Letter period exceed the intended purchase amount and also exceed the amount needed to qualify for the next sales charge rate reduction (stated in the Prospectus), the sales charges paid may be adjusted to that lower rate. That adjustment will only be made if and when the dealer returns to the Distributor the amount of the excess concessions allowed or paid to the dealer over the amount of concessions that are applicable to the actual amount of purchases. The reduced sales charge adjustment will be made by adding to the investors account the number of additional shares that would have been purchased if the lower sales charge rate had been used. Those additional shares will be determined using the net asset value per share in effect on the date of such adjustment.

By establishing a Letter, the investor agrees to be bound by the terms of the Prospectus, this SAI and the application used for a Letter, and if those terms are amended to be bound by the amended terms and that any amendments by the Fund will apply automatically to existing Letters. Group retirement plans qualified under section 401(a) of the Internal Revenue Code may not establish a Letter, however defined benefit plans and Single K sole proprietor plans may do so.

Terms of Escrow That Apply to Letters of Intent.

     1.     Out of the initial purchase, or out of subsequent purchases if necessary, the Transfer Agent will hold in escrow Fund shares equal to 2% of the intended purchase amount specified in the Letter. For example, if the intended purchase amount is $50,000, the escrow amount would be shares valued at $1,000 (computed at the offering price for a $50,000 share purchase). Any dividends and capital gains distributions on the escrowed shares will be credited to the investor's account.

     2.     If the Letter applies to more than one fund account, the investor can designate the fund from which shares will be escrowed. If no fund is selected, the Transfer Agent will escrow shares in the fund account that has the highest dollar balance on the date of the first purchase under the Letter. If there are not sufficient shares to cover the escrow amount, the Transfer Agent will escrow shares in the fund account(s) with the next highest balance(s). If there are not sufficient shares in the accounts to which the Letter applies, the Transfer Agent may escrow shares in other accounts that are linked for Right of Accumulation purposes. Additionally, if there are not sufficient shares available for escrow at the time of the first purchase under the Letter, the Transfer Agent will escrow future purchases until the escrow amount is met.

     3.     If, during the Letter period, an investor exchanges shares of the Fund for shares of another fund (as described in the Prospectus section titled "How to Exchange Shares"), the Fund shares held in escrow will automatically be exchanged for shares of the other fund and the escrow obligations will also be transferred to that fund.

     4.     If the total purchases under the Letter are less than the intended purchases specified, on the first business day after the end of the Letter period the Distributor will redeem escrowed shares equal in value to the difference between the dollar amount of the sales charges actually paid and the amount of the sales charges that would have been paid if the total purchases had been made at a single time. Any shares remaining after such redemption will be released from escrow.

     5.     If the terms of the Letter are fulfilled, the escrowed shares will be promptly released to the investor at the end of the Letter period.

     6.     By signing the Letter, the investor irrevocably constitutes and appoints the Transfer Agent as attorney-in-fact to surrender for redemption any or all escrowed shares.

Asset Builder Plans. As explained in the Prospectus, you must initially establish your account with $500. Subsequently, you can establish an Asset Builder Plan to automatically purchase additional shares directly from a bank account for as little as $50. For those accounts established prior to November 1, 2002 and which have previously established Asset Builder Plans, additional purchases will remain at $25. Shares purchased by Asset Builder Plan payments from bank accounts are subject to the redemption restrictions for recent purchases described in the Prospectus. Asset Builder Plans are available only if your bank is an ACH member. Asset Builder Plans may not be used to buy shares for OppenheimerFunds employer-sponsored qualified retirement accounts.

If you make payments from your bank account to purchase shares of the Fund, your bank account will be debited automatically. Normally the debit will be made two business days prior to the investment dates you selected on your application. Neither the Distributor, the Transfer Agent or the Fund shall be responsible for any delays in purchasing shares that result from delays in ACH transmissions.

Before you establish Asset Builder payments, you should obtain a prospectus of the selected fund(s) from your financial advisor (or the Distributor) and request an application from the Distributor. Complete the application and return it. You may change the amount of your Asset Builder payment or you can terminate these automatic investments at any time by writing to the Transfer Agent. The Transfer Agent requires a reasonable period (approximately 10 days) after receipt of your instructions to implement them. The Fund reserves the right to amend, suspend or discontinue offering Asset Builder plans at any time without prior notice.

Cancellation of Purchase Orders. Cancellation of purchase orders for the Fund's shares (for example, when a purchase check is returned to the Fund unpaid) causes a loss to be incurred when the net asset values of the Fund's shares on the cancellation date is less than on the purchase date. That loss is equal to the amount of the decline in the net asset value per share multiplied by the number of shares in the purchase order. The investor is responsible for that loss. If the investor fails to compensate the Fund for the loss, the Distributor will do so. The Fund may reimburse the Distributor for that amount by redeeming shares from any account registered in that investor's name, or the Fund or the Distributor may seek other redress.

Classes of Shares. Each class of shares of the Fund represents an interest in the same portfolio of investments of the Fund. However, each class has different shareholder privileges and features. The net income attributable to Class B or Class C shares and the dividends payable on Class B or Class C shares will be reduced by incremental expenses borne solely by that class. Those expenses include the asset-based sales charges to which Class B and Class C are subject.

     The availability of different classes of shares permits an investor to choose the method of purchasing shares that is more appropriate for the investor. That may depend on the amount of the purchase, the length of time the investor expects to hold shares, and other relevant circumstances. Class A shares normally are sold subject to an initial sales charge. While Class B and Class C shares have no initial sales charge, the purpose of the deferred sales charge and asset-based sales charge on Class B and Class C shares is the same as that of the initial sales charge on Class A shares – to compensate the Distributor and brokers, dealers and financial institutions that sell shares of the Fund. A salesperson who is entitled to receive compensation from his or her firm for selling Fund shares may receive different levels of compensation for selling one class of shares rather than another.

The Distributor will not accept a purchase order of more than $100,000 for Class B shares or a purchase order of $1 million or more to purchase Class C shares on behalf of a single investor (not including dealer "street name" or omnibus accounts).

Class B or Class C shares may not be purchased by a new investor directly from the Distributor without the investor designating another registered broker-dealer.

|X|     Class B Conversion. Under current interpretations of applicable federal income tax law by the Internal Revenue Service, the conversion of Class B shares to Class A shares 72 months after purchase is not treated as a taxable event for the shareholder. If those laws or the IRS interpretation of those laws should change, the automatic conversion feature may be suspended. In that event, no further conversions of Class B shares would occur while that suspension remained in effect. Although Class B shares could then be exchanged for Class A shares on the basis of relative net asset value of the two classes, without the imposition of a sales charge or fee, such exchange could constitute a taxable event for the shareholder, and absent such exchange, Class B shares might continue to be subject to the asset-based sales charge for longer than six years. Investors should consult their tax advisers regarding the state and local tax consequences of the conversion or exchange of shares.

|X|     Allocation of Expenses. The Fund pays expenses related to its daily operations, such as custodian fees, Trustees' fees, transfer agency fees, legal fees and auditing costs. Those expenses are paid out of the Fund's assets and are not paid directly by shareholders. However, those expenses reduce the net asset values of shares, and therefore are indirectly borne by shareholders through their investment.

The methodology for calculating the net asset value, dividends and distributions of the Fund's share classes recognizes two types of expenses. General expenses that do not pertain specifically to any one class are allocated pro rata to the shares of all classes. The allocation is based on the percentage of the Fund's total assets that is represented by the assets of each class, and then equally to each outstanding share within a given class. Such general expenses include management fees, legal, bookkeeping and audit fees, printing and mailing costs of shareholder reports, Prospectuses, Statements of Additional Information and other materials for current shareholders, fees to unaffiliated Trustees, custodian expenses, share issuance costs, organization and start-up costs, interest, taxes and brokerage commissions, and non-recurring expenses, such as litigation costs.

Other expenses that are directly attributable to a particular class are allocated equally to each outstanding share within that class. Examples of such expenses include distribution and service plan (12b-1) fees, transfer and shareholder servicing agent fees and expenses and shareholder meeting expenses (to the extent that such expenses pertain only to a specific class).

Fund Account Fees. As stated in the Prospectus, a $12 annual "Minimum Balance Fee" is assessed on each Fund account with a share balance valued under $500. The Minimum Balance Fee is automatically deducted from each such Fund account in September.

Listed below are certain cases in which the Fund has elected, in its discretion, not to assess the Fund Account Fees. These exceptions are subject to change:

•	A fund account whose shares were acquired after September 30th of the prior year;

•

A fund account that has a balance below $500 due to the automatic conversion of shares from Class B to Class A shares. However, once all Class B shares held in the account have been converted to Class A shares the new account balance may become subject to the Minimum Balance Fee;

•	Accounts of shareholders who elect to access their account documents electronically via eDoc Direct;

•	A fund account that has only certificated shares and, has a balance below $500 and is being escheated;

•	Accounts of shareholders that are held by broker-dealers under the NSCC Fund/SERV system in Networking level 1 and 3 accounts;

•	Accounts held under the Oppenheimer Legacy Program and/or holding certain Oppenheimer Variable Account Funds;

•	Omnibus accounts holding shares pursuant to the Pinnacle, Ascender, Custom Plus, Record(k)eeper Pro and Pension Alliance Retirement Plan programs;

•	A fund account that falls below the $500 minimum solely due to market fluctuations within the 12-month period preceding the date the fee is deducted; and

•	Accounts held in the Portfolio Builder Program which is offered through certain broker/dealers to qualifying shareholders.

To access account documents electronically via eDocs Direct, please visit the Service Center on our website at www.oppenheimerfunds.com and click the hyperlink "Sign Up for Electronic Document Delivery" under the heading "I Want To," or call 1.888.470.0862 for instructions.

     The Fund reserves the authority to modify Fund Account Fees in its discretion.

Determination of Net Asset Values Per Share. The net asset value per share of each class of shares of the Fund is determined as of the close of business of the NYSE on each day that the NYSE is open. The calculation is done by dividing the value of the Fund's net assets attributable to a class by the number of shares of that class that are outstanding. The NYSE normally closes at 4:00 p.m., Eastern time, but may close earlier on some other days (for example, in case of weather emergencies or on days falling before a U.S. holiday). All references to time in this SAI mean "Eastern time." The NYSE's most recent annual announcement regarding holidays and days when the market may close early is available on the NYSE's website at www.nyse.com.

     Dealers other than NYSE members may conduct trading in municipal securities on days on which the NYSE is closed (including weekends and holidays) or after 4:00 p.m. on a regular business day. Because the Fund's net asset values will not be calculated on those days, the Fund's net asset values per share may be significantly affected on such days when shareholders may not purchase or redeem shares.

     ■     Securities Valuation. The Fund's Board of Trustees has established procedures for the valuation of the Fund's securities. In general those procedures are as follows:

•

Long-term debt securities having a remaining maturity in excess of 60 days are valued based on the mean between the "bid" and "asked" prices determined by a portfolio pricing service approved by the Fund's Board of Trustees or obtained by the Manager from two active market makers in the security on the basis of reasonable inquiry.

•

The following securities are valued at the mean between the "bid" and "asked" prices determined by a pricing service approved by the Fund's Board of Trustees or obtained by the Manager from two active market makers in the security on the basis of reasonable inquiry:

(1)	debt instruments that have a maturity of more than 397 days when issued,

(2)	debt instruments that had a maturity of 397 days or less when issued and have a remaining maturity of more than 60 days, and

(3)	non-money market debt instruments that had a maturity of 397 days or less when issued and which have a remaining maturity of 60 days or less.

•	The following securities are valued at cost, adjusted for amortization of premiums and accretion of discounts:

(1)	money market debt securities held by a non-money market fund that had a maturity of less than 397 days when issued that have a remaining maturity of 60 days or less, and

(2)	debt instruments held by a money market fund that have a remaining maturity of 397 days or less.

•

Securities (including restricted securities) not having readily-available market quotations are valued at fair value determined under the Board's procedures. If the Manager is unable to locate two market makers willing to give quotes, a security may be priced at the mean between the "bid" and "asked" prices provided by a single active market maker (which in certain cases may be the "bid" price if no "asked" price is available).

In the case of municipal securities, when last sale information is not generally available, the Manager may use pricing services approved by the Board of Trustees. The pricing service may use "matrix" comparisons to the prices for comparable instruments on the basis of quality, yield and maturity. Other special factors may be involved (such as the tax-exempt status of the interest paid by municipal securities). The Manager will monitor the accuracy of the pricing services. That monitoring may include comparing prices used for portfolio valuation to actual sales prices of selected securities.

Puts, calls, futures and municipal bond index futures are valued at the last sale price on the principal exchange on which they are traded, as determined by a pricing service approved by the Board of Trustees or by the Manager. If there were no sales that day, they shall be valued at the last sale price on the preceding trading day if it is within the spread of the closing "bid" and "asked" prices on the principal exchange on the valuation date. If not, the value shall be the closing bid price on the principal exchange on the valuation date. If the put, call or future is not traded on an exchange, it shall be valued by the mean between "bid" and "asked" prices obtained by the Manager from two active market makers. In certain cases that may be at the "bid" price if no "asked" price is available.

When the Fund writes an option, an amount equal to the premium received is included in the Fund's Statement of Assets and Liabilities as an asset. An equivalent credit is included in the liability section. The credit is adjusted ("marked-to-market") to reflect the current market value of the option. In determining the Fund's gain on investments, if a call or put written by the Fund is exercised, the proceeds are increased by the premium received. If a call or put written by the Fund expires, the Fund has a gain in the amount of the premium. If the Fund enters into a closing purchase transaction, it will have a gain or loss, depending on whether the premium received was more or less than the cost of the closing transaction. If the Fund exercises a put it holds, the amount the Fund receives on its sale of the underlying investment is reduced by the amount of premium paid by the Fund.

How to Sell Shares

The information below supplements the terms and conditions for redeeming shares set forth in the Prospectus.

Checkwriting. When a check is presented to United Missouri Bank (the "Bank") for clearance, the Bank will ask the Fund to redeem a sufficient number of full and fractional shares in the shareholder's account to cover the amount of the check. This enables the shareholder to continue receiving dividends on those shares until the check is presented to the Fund. Checks may not be presented for payment at the offices of the Bank or the Fund's custodian. This limitation does not affect the use of checks for the payment of bills or to obtain cash at other banks. The Fund reserves the right to amend, suspend or discontinue offering checkwriting privileges at any time. The Fund will provide you notice whenever it is required to do so by applicable law.

In choosing to take advantage of the Checkwriting privilege, by signing the account application or by completing a Checkwriting card, each individual who signs:

(1)	for individual accounts, represents that they are the registered owner(s) of the shares of the Fund in that account;

(2)

for accounts for corporations, partnerships, trusts and other entities, represents that they are an officer, general partner, trustee or other fiduciary or agent, as applicable, duly authorized to act on behalf of the registered owner(s);

(3)

authorizes the Fund, its Transfer Agent and any bank through which the Fund's drafts (checks) are payable to pay all checks drawn on the Fund account of such person(s) and to redeem a sufficient amount of shares from that account to cover payment of each check;

(4)

specifically acknowledges that if they choose to permit checks to be honored if there is a single signature on checks drawn against joint accounts, or accounts for corporations, partnerships, trusts or other entities, the signature of any one signatory on a check will be sufficient to authorize payment of that check and redemption from the account, even if that account is registered in the names of more than one person or more than one authorized signature appears on the Checkwriting card or the application, as applicable;

(5)	understands that the Checkwriting privilege may be terminated or amended at any time by the Fund and/or the Fund's bank; and

(6)

acknowledges and agrees that neither the Fund nor its bank shall incur any liability for that amendment or termination of checkwriting privileges or for redeeming shares to pay checks reasonably believed by them to be genuine, or for returning or not paying checks that have not been accepted for any reason.

Sending Redemption Proceeds by Federal Funds Wire. The Federal Funds wire of redemption proceeds may be delayed if the Fund's custodian bank is not open for business on a day when the Fund would normally authorize the wire to be made, which is usually the Fund's next regular business day following the redemption. In those circumstances, the wire will not be transmitted until the next bank business day on which the Fund is open for business. No dividends will be paid on the proceeds of redeemed shares awaiting transfer by Federal Funds wire.

Reinvestment Privilege. Within six months of a redemption, a shareholder may reinvest all or part of the redemption proceeds of:

•	Class A shares purchased subject to an initial sales charge or Class A shares on which a contingent deferred sales charge was paid, or

•	Class B shares that were subject to the Class B contingent deferred sales charge when redeemed.

     The reinvestment may be made without sales charge only in Class A shares of the Fund or any of the other Oppenheimer funds into which shares of the Fund are exchangeable as described in "How to Exchange Shares" below. Reinvestment will be at the net asset value next computed after the Transfer Agent receives the reinvestment order. The shareholder must ask the Transfer Agent for that privilege at the time of reinvestment. This privilege does not apply to Class C shares. The Fund may amend, suspend or cease offering this reinvestment privilege at any time as to shares redeemed after the date of such amendment, suspension or cessation. This reinvestment privilege does not apply to reinvestment purchases made through automatic investment options.

     Any capital gain that was realized when the shares were redeemed is taxable, and reinvestment will not alter any capital gains tax payable on that gain. If there has been a capital loss on the redemption, some or all of the loss may not be tax deductible, depending on the timing and amount of the reinvestment. Under the Internal Revenue Code, if the redemption proceeds of Fund shares on which a sales charge was paid are reinvested in shares of the Fund or another of the Oppenheimer funds within 90 days of payment of the sales charge, the shareholder's basis in the shares of the Fund that were redeemed may not include the amount of the sales charge paid. That would reduce the loss or increase the gain recognized from the redemption. However, in that case the sales charge would be added to the basis of the shares acquired by the reinvestment of the redemption proceeds.

Payments "In Kind". The Prospectus states that payment for shares tendered for redemption is ordinarily made in cash. However, under certain circumstances, the Board of Trustees of the Fund may determine that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment of a redemption order wholly or partly in cash. In that case, the Fund may pay the redemption proceeds in whole or in part by a distribution "in kind" of liquid securities from the portfolio of the Fund, in lieu of cash.

      The Fund has elected to be governed by Rule 18f-1 under the Investment Company Act. Under that rule, the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net assets of the Fund during any 90-day period for any one shareholder. If shares are redeemed in kind, the redeeming shareholder might incur brokerage or other costs in selling the securities for cash. The Fund will value securities used to pay redemptions in kind using the same method the Fund uses to value its portfolio securities described above under "Determination of Net Asset Values Per Share." That valuation will be made as of the time the redemption price is determined.

Involuntary Redemptions. The Fund's Board of Trustees has the right to cause the involuntary redemption of the shares held in any account if the aggregate net asset value of those shares is less than $200 or such lesser amount as the Board may fix. The Board of Trustees will not cause the involuntary redemption of shares in an account if the aggregate net asset value of such shares has fallen below the stated minimum solely as a result of market fluctuations. If the Board exercises this right, it may also fix the requirements for any notice to be given to the shareholders in question (not less than 30 days). The Board may alternatively set requirements for the shareholder to increase the investment, or set other terms and conditions so that the shares would not be involuntarily redeemed.

Transfers of Shares. A transfer of shares to a different registration is not an event that triggers the payment of sales charges. Therefore, shares are not subject to the payment of a contingent deferred sales charge of any class at the time of transfer to the name of another person or entity. It does not matter whether the transfer occurs by absolute assignment, gift or bequest, as long as it does not involve, directly or indirectly, a public sale of the shares. When shares subject to a contingent deferred sales charge are transferred, the transferred shares will remain subject to the contingent deferred sales charge. It will be calculated as if the transferee shareholder had acquired the transferred shares in the same manner and at the same time as the transferring shareholder.

     If less than all shares held in an account are transferred, and some but not all shares in the account would be subject to a contingent deferred sales charge if redeemed at the time of transfer, the priorities described in the Prospectus under "How to Buy Shares" for the imposition of the Class B or Class C contingent deferred sales charge will be followed in determining the order in which shares are transferred.

Special Arrangements for Repurchase of Shares from Dealers and Brokers. The Distributor is the Fund's agent to repurchase its shares from authorized dealers or brokers on behalf of their customers. Shareholders should contact their broker or dealer to arrange this type of redemption. The repurchase price per share will be the net asset value next computed after the Distributor receives an order placed by the dealer or broker. However, if the Distributor receives a repurchase order from a dealer or broker after the close of the NYSE on a regular business day, it will be processed at that day's net asset value if the order was received by the dealer or broker from its customers prior to the time the NYSE closes. Normally, the NYSE closes at 4:00 p.m., but may do so earlier on some days.

     Ordinarily, for accounts redeemed by a broker-dealer under this procedure, payment will be made within three business days after the shares have been redeemed upon the Distributor's receipt of the required redemption documents in proper form. The signature(s) of the registered owners on the redemption documents must be guaranteed as described in the Prospectus.

Automatic Withdrawal and Exchange Plans. Investors can authorize the Transfer Agent to redeem shares (having a value of at least $50) automatically on a monthly, quarterly, semi-annual or annual basis under an Automatic Withdrawal Plan. Shares will be redeemed three business days prior to the date requested by the shareholder for receipt of the payment. Automatic withdrawals of up to $1,500 per month may be requested by telephone if payments are to be made by check payable to all shareholders of record. Payments must also be sent to the address of record for the account and the address must not have been changed within the prior 30 days. Required minimum distributions from OppenheimerFunds-sponsored retirement plans may not be arranged on this basis.

     Payments are normally made by check, but shareholders having AccountLink privileges (see "How To Buy Shares") may arrange to have Automatic Withdrawal Plan payments transferred to the bank account designated on the account application or by signature-guaranteed instructions sent to the Transfer Agent. Shares are normally redeemed pursuant to an Automatic Withdrawal Plan three business days before the payment transmittal date you select in the account application. If a contingent deferred sales charge applies to the redemption, the amount of the check or payment will be reduced accordingly.

     The Fund cannot guarantee receipt of a payment on the date requested. The Fund reserves the right to amend, suspend or discontinue offering these plans at any time without prior notice. Because of the sales charge assessed on Class A share purchases, shareholders should not make regular additional Class A share purchases while participating in an Automatic Withdrawal Plan. Class B and Class C shareholders should not establish automatic withdrawal plans, because of the potential imposition of the contingent deferred sales charge on such withdrawals (except where the contingent deferred sales charge is waived as described in Appendix C to this SAI ).

By requesting an Automatic Withdrawal or Exchange Plan, the shareholder agrees to the terms and conditions that apply to such plans, as stated below. These provisions may be amended from time to time by the Fund and/or the Distributor. When adopted, any amendments will automatically apply to existing Plans.

■     Automatic Exchange Plans. Shareholders can authorize the Transfer Agent to automatically exchange a pre-determined amount of shares of the Fund for shares (of the same class) of other Oppenheimer funds that offer the exchange privilege on a monthly, quarterly, semi-annual or annual basis under an Automatic Exchange Plan. The minimum amount that may be exchanged to each other fund account is $50. Instructions should be provided on the OppenheimerFunds application or signature-guaranteed instructions. Exchanges made under these plans are subject to the restrictions that apply to exchanges as set forth in "How to Exchange Shares" in the Prospectus and below in this SAI.

■     Automatic Withdrawal Plans. Fund shares will be redeemed as necessary to meet withdrawal payments. Shares acquired without a sales charge will be redeemed first. Shares acquired with reinvested dividends and capital gains distributions will be redeemed next, followed by shares acquired with a sales charge, to the extent necessary to make withdrawal payments. Depending upon the amount withdrawn, the investor's principal may be depleted. Payments made under these plans should not be considered as a yield or income on your investment.

The Transfer Agent will administer the investor's Automatic Withdrawal Plan as agent for the shareholder(s) (the "Planholder") who executed the plan authorization and application submitted to the Transfer Agent. Neither the Fund nor the Transfer Agent shall incur any liability to the Planholder for any action taken or not taken by the Transfer Agent in good faith to administer the plan. Share certificates will not be issued for shares of the Fund purchased for and held under the plan, but the Transfer Agent will credit all such shares to the account of the Planholder on the records of the Fund. Any share certificates held by a Planholder may be surrendered unendorsed to the Transfer Agent with the plan application so that the shares represented by the certificate may be held under the plan.

For accounts subject to Automatic Withdrawal Plans, distributions of capital gains must be reinvested in shares of the Fund, which will be done at net asset value without a sales charge. Dividends on shares held in the account may be paid in cash or reinvested.

Shares will be redeemed to make withdrawal payments at the net asset value per share determined on the redemption date. Checks or AccountLink payments representing the proceeds of Plan withdrawals will normally be transmitted three business days prior to the date selected for receipt of the payment, according to the choice specified in writing by the Planholder. Receipt of payment on the date selected cannot be guaranteed.

     The amount and the interval of disbursement payments and the address to which checks are to be mailed or AccountLink payments are to be sent may be changed at any time by the Planholder by writing to the Transfer Agent. The Planholder should allow at least two weeks' time after mailing such notification for the requested change to be put in effect. The Planholder may, at any time, instruct the Transfer Agent by written notice to redeem all, or any part of, the shares held under the plan. That notice must be in proper form in accordance with the requirements of the then-current Prospectus of the Fund. In that case, the Transfer Agent will redeem the number of shares requested at the net asset value per share in effect and will mail a check for the proceeds to the Planholder.

The Planholder may terminate a Plan at any time. The Fund may also give directions to the Transfer Agent to terminate a Plan. The Transfer Agent will also terminate a Plan upon its receipt of evidence satisfactory to it that the Planholder has died or is legally incapacitated. Upon termination of a Plan by the Transfer Agent or the Fund, shares that have not been redeemed will be held in uncertificated form in the name of the Planholder. The account will continue as a dividend-reinvestment, uncertificated account unless and until proper instructions are received from the Planholder, his or her executor or guardian, or another authorized person.

If the Transfer Agent ceases to act as transfer agent for the Fund, the Planholder will be deemed to have appointed any successor transfer agent to act as agent in administering the plan.

How to Exchange Shares

As stated in the Prospectus, shares of a particular class of Oppenheimer funds having more than one class of shares may be exchanged only for shares of the same class of other Oppenheimer funds. Shares of Oppenheimer funds that have a single class without a class designation are deemed "Class A" shares for this purpose. The prospectus of each of the Oppenheimer funds indicates which share class or classes that fund offers and provides information about limitations on the purchase of particular share classes, as applicable for the particular fund. You can also obtain a current list showing which funds offer which classes of shares by calling the Distributor at the telephone number indicated on the front cover of this SAI.

     The Fund may amend, suspend or terminate the exchange privilege at any time. Although the Fund may impose those changes at any time, it will provide you with notice of those changes whenever it is required to do so by applicable law. It may be required to provide 60 days' notice prior to materially amending or terminating the exchange privilege , except in extraordinary circumstances.

|X|     How Exchanges Affect Contingent Deferred Sales Charges. No contingent deferred sales charge is imposed on exchanges of shares of any class purchased subject to a contingent deferred sales charge, with the following exceptions:

•

When Class A shares of any Oppenheimer fund acquired by exchange of Class A shares of any Oppenheimer fund purchased subject to a Class A contingent deferred sales charge are redeemed within 18 months measured from the beginning of the calendar month of the initial purchase of the exchanged Class A shares, the Class A contingent deferred sales charge is imposed on the redeemed shares. Except, however, with respect to Class A shares of Oppenheimer Rochester National Municipals and Rochester Fund Municipals acquired prior to October 22, 2007, in which case the Class A contingent deferred sales charge is imposed on the acquired shares if they are redeemed within 24 months measured from the beginning of the calendar month of the initial purchase of the exchanged Class A shares.

•

When Class A shares of Oppenheimer Rochester National Municipals and Rochester Fund Municipals acquired prior to October 22, 2007 by exchange of Class A shares of any Oppenheimer fund purchased subject to a Class A contingent deferred sales charge are redeemed within 24 months of the beginning of the calendar month of the initial purchase of the exchanged Class A shares, the Class A contingent deferred sales charge is imposed on the redeemed shares.

•

If any Class A shares of another Oppenheimer fund that are exchanged for Class A shares of Oppenheimer Senior Floating Rate Fund are subject to the Class A contingent deferred sales charge of the other Oppenheimer fund at the time of exchange, the holding period for that Class A contingent deferred sales charge will carry over to the Class A shares of Oppenheimer Senior Floating Rate Fund acquired in the exchange. The Class A shares of Oppenheimer Senior Floating Rate Fund acquired in that exchange will be subject to the Class A Early Withdrawal Charge of Oppenheimer Senior Floating Rate Fund if they are repurchased before the expiration of the holding period.

•

When Class A shares of Oppenheimer Cash Reserves and Oppenheimer Money Market Fund, Inc. acquired by exchange of Class A shares of any Oppenheimer fund purchased subject to a Class A contingent deferred sales charge are redeemed within the Class A holding period of the fund from which the shares were exchanged, the Class A contingent deferred sales charge of the fund from which the shares were exchanged is imposed on the redeemed shares.

•

Except with respect to the Class B shares described in the next two paragraphs, the contingent deferred sales charge is imposed on Class B shares acquired by exchange if they are redeemed within six years of the initial purchase of the exchanged Class B shares.

•

With respect to Class B shares of Oppenheimer Limited Term California Municipal Fund, Oppenheimer Limited-Term Government Fund, Oppenheimer Limited Term Municipal Fund, Limited Term New York Municipal Fund and Oppenheimer Senior Floating Rate Fund, the Class B contingent deferred sales charge is imposed on the acquired shares if they are redeemed within five years of the initial purchase of the exchanged Class B shares.

•

With respect to Class B shares of Oppenheimer Cash Reserves that were acquired through the exchange of Class B shares initially purchased in the Oppenheimer Capital Preservation Fund, the Class B contingent deferred sales charge is imposed on the acquired shares if they are redeemed within five years of that initial purchase.

•

With respect to Class C shares, the Class C contingent deferred sales charge is imposed on Class C shares acquired by exchange if they are redeemed within 12 months of the initial purchase of the exchanged Class C shares.

•

When Class B or Class C shares are redeemed to effect an exchange, the priorities described in "How To Buy Shares" in the Prospectus for the imposition of the Class B or Class C contingent deferred sales charge will be followed in determining the order in which the shares are exchanged. Before exchanging shares, shareholders should take into account how the exchange may affect any contingent deferred sales charge that might be imposed in the subsequent redemption of remaining shares.

     Shareholders owning shares of more than one class must specify which class of shares they wish to exchange.

|X|     Telephone Exchange Requests. When exchanging shares by telephone, a shareholder must have an existing account in the fund to which the exchange is to be made. Otherwise, the investors must obtain a prospectus of that fund before the exchange request may be submitted. If all telephone lines are busy (which might occur, for example, during periods of substantial market fluctuations), shareholders might not be able to request exchanges by telephone and would have to submit written exchange requests.

|X|     Processing Exchange Requests. Shares to be exchanged are redeemed on the regular business day the Transfer Agent receives an exchange request in proper form (the "Redemption Date"). Normally, shares of the fund to be acquired are purchased on the Redemption Date, but such purchases may be delayed by either fund up to five business days if it determines that it would be disadvantaged by an immediate transfer of the redemption proceeds. The Fund reserves the right, in its discretion, to refuse any exchange request that may disadvantage it. For example, if the receipt of multiple exchange requests might require the disposition of portfolio securities at a time or at a price that might be disadvantageous to the Fund, the Fund may refuse the request.

     When you exchange some or all of your shares from one fund to another, any special account features that are available in the new fund (such as an Asset Builder Plan or Automatic Withdrawal Plan) will be switched to the new fund account unless you tell the Transfer Agent not to do so.

In connection with any exchange request, the number of shares exchanged may be less than the number requested if the exchange or the number requested would include shares subject to a restriction cited in the Prospectus or this SAI, or would include shares covered by a share certificate that is not tendered with the request. In those cases, only the shares available for exchange without restriction will be exchanged.

The different Oppenheimer funds available for exchange have different investment objectives, policies and risks. A shareholder should assure that the fund selected is appropriate for his or her investment and should be aware of the tax consequences of an exchange. For federal income tax purposes, an exchange transaction is treated as a redemption of shares of one fund and a purchase of shares of another. "Reinvestment Privilege," above, discusses some of the tax consequences of reinvestment of redemption proceeds in such cases. The Fund, the Distributor, and the Transfer Agent are unable to provide investment, tax or legal advice to a shareholder in connection with an exchange request or any other investment transaction.

Dividends, Capital Gains and Taxes

Dividends and Distributions. Dividends will be payable on shares held of record at the time of the previous determination of net asset value, or as otherwise described in "How to Buy Shares." Daily dividends will not be declared or paid on newly purchased shares until such time as Federal Funds (funds credited to a member bank's account at the Federal Reserve Bank) are available from the purchase payment for such shares. Normally, purchase checks received from investors are converted to Federal Funds on the next business day. Shares purchased through dealers or brokers normally are paid for by the third business day following the placement of the purchase order.

     Shares redeemed through the regular redemption procedure will be paid dividends through and including the day on which the redemption request is received by the Transfer Agent in proper form. Dividends will be declared on shares repurchased by a dealer or broker for three business days following the trade date (that is, up to and including the day prior to settlement of the repurchase). If all shares in an account are redeemed, all dividends accrued on shares of the same class in the account will be paid together with the redemption proceeds.

     The Fund's practice of attempting to pay dividends on Class A shares at a constant level requires the Manager to monitor the Fund's portfolio and, if necessary, to select higher-yielding securities when it is deemed appropriate to seek income at the level needed to meet the target. Those securities must be within the Fund's investment parameters, however. The Fund expects to pay dividends at a targeted level from its net investment income and other distributable income without any impact on the net asset values per share.

     If a dividend check or a check representing an automatic withdrawal payment is returned to the Transfer Agent by the Postal Service as undeliverable, it will be reinvested in shares of the Fund. Returned checks for the proceeds of other redemptions will be invested in shares of Oppenheimer Money Market Fund, Inc. Reinvestment will be made as promptly as possible after the return of such checks to the Transfer Agent. Unclaimed accounts may be subject to state escheatment laws, and the Fund and the Transfer Agent will not be liable to shareholders or their representatives for compliance with those laws in good faith.

The amount of a distribution paid on a class of shares may vary from time to time depending on market conditions, the composition of the Fund's portfolio, and expenses borne by the Fund or borne separately by a class. Dividends are calculated in the same manner, at the same time and on the same day for shares of each class. However, dividends on Class B and Class C shares are expected to be lower than dividends on Class A shares. That is due to the effect of the asset-based sales charge on Class B and Class C shares. Those dividends will also differ in amount as a consequence of any difference in net asset value among the different classes of shares.

Tax Status of the Fund's Dividends, Distributions and Redemptions of Shares. The federal tax treatment of the Fund's distributions is briefly highlighted in the Prospectus. The following is only a summary of certain additional tax considerations generally affecting the Fund and its shareholders.

The tax discussion in the Prospectus and this SAI is based on tax law in effect on the date of the Prospectus and this SAI. Those laws and regulations may be changed by legislative, judicial, or administrative action, sometimes with retroactive effect. State and local tax treatment of exempt-interest dividends and potential capital gain distributions from regulated investment companies may differ from the treatment under the Internal Revenue Code described below. Potential purchasers of shares of the Fund are urged to consult their tax advisers with specific reference to their own tax circumstances as well as the consequences of federal, state and local tax rules affecting an investment in the Fund.

Qualification as a Regulated Investment Company. The Fund has elected to be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. As a regulated investment company, the Fund is not subject to federal income tax on the portion of its net investment income (that is, taxable interest, dividends, and other taxable ordinary income, net of expenses) and capital gain net income (that is, the excess of net long-term capital gains over net short-term capital losses) that it distributes to shareholders.

     If the Fund qualifies as a "regulated investment company" under the Internal Revenue Code, it will not be liable for federal income tax on amounts it pays as dividends and other distributions. That qualification enables the Fund to "pass through" its income and realized capital gains to shareholders without having to pay tax on them. The Fund qualified as a regulated investment company in its last fiscal year and intends to qualify in future years, but reserves the right not to qualify. The Internal Revenue Code contains a number of complex tests to determine whether the Fund qualifies. The Fund might not meet those tests in a particular year. If it does not qualify, the Fund will be treated for tax purposes as an ordinary corporation and will receive no tax deduction for payments of dividends and other distributions made to shareholders. In such an instance, all of the Fund's dividends would be taxable to shareholders.

To qualify as a regulated investment company, the Fund must distribute at least 90% of its investment company taxable income (in brief, net investment income and the excess of net short-term capital gain over net long-term capital loss) and at least 90% of its net tax-exempt income for the taxable year. The Fund must also satisfy certain other requirements of the Internal Revenue Code, some of which are described below. Distributions by the Fund made during the taxable year or, under specified circumstances, within 12 months after the close of the taxable year, will be considered distributions of income and gains for the taxable year and will therefore count toward satisfaction of the above-mentioned requirement.

     To qualify as a regulated investment company, the Fund also must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies (to the extent such currency gains are directly related to the regulated investment company's principal business of investing in stock or securities) and certain other income including net income derived from an interest in a qualified publicly traded partnership.

     In addition to satisfying the requirements described above, the Fund must satisfy an asset diversification test in order to qualify as a regulated investment company. Under this test, at the close of each quarter of the Fund's taxable year, at least 50% of the value of the Fund's assets must consist of cash and cash items (including receivables), U.S. government securities, securities of other regulated investment companies, and securities of other issuers. As to each of those other issuers, the Fund must not have invested more than 5% of the value of the Fund's total assets in securities of such issuer and the Fund must not hold more than 10% of the outstanding voting securities of such issuer. No more than 25% of the value of the Fund's total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), or in two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses or of one or more qualified publicly traded partnerships. For purposes of this test, obligations issued or guaranteed by certain agencies or instrumentalities of the U.S. Government are treated as U.S. Government securities.

■

Excise Tax on Regulated Investment Companies. Under the Internal Revenue Code, by December 31 each year, the Fund must distribute 98% of its taxable investment income earned from January 1 through December 31 of that year and 98% of its capital gains realized in the period from November 1 of the prior year through October 31 of the current year. If it does not, the Fund must pay an excise tax on the amounts not distributed. It is presently anticipated that the Fund will meet those requirements. To meet this requirement, in certain circumstances the Fund might be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability. However, the Board of Trustees and the Manager might determine in a particular year that it would be in the best interests of shareholders for the Fund not to make such distributions at the required levels and to pay the excise tax on the undistributed amounts. That would reduce the amount of income or capital gains available for distribution to shareholders.

■

Taxation of Fund Distributions. The Fund intends to qualify under the Internal Revenue Code during each fiscal year to pay "exempt-interest dividends" to its shareholders. To satisfy this qualification, at the end of each quarter of its taxable year, at least 50% of the value of the Fund's total assets must consist of obligations as defined in Section 103(a) of the Internal Revenue Code, as amended. Exempt-interest dividends that are derived from net investment income earned by the Fund on municipal securities will be excludable from gross income of shareholders for federal income tax purposes. To the extent the Fund fails to qualify to pay exempt-interest dividends in any given form, such dividends would be included in the gross income of shareholders for federal income tax purposes.

     Net investment income includes the allocation of amounts of income from the municipal securities in the Fund's portfolio that are free from federal income taxes. This allocation will be made by the use of one designated percentage applied uniformly to all income dividends paid during the Fund's tax year. That designation will normally be made following the end of each fiscal year as to income dividends paid in the prior year. The percentage of income designated as tax-exempt may substantially differ from the percentage of the Fund's income that was tax-exempt for a given period.

Exempt-interest dividends are excludable from a shareholder's gross income for federal income tax purposes. Interest on indebtedness incurred or continued to purchase or carry shares of a regulated investment company paying exempt-interest dividends, such as the Fund, will not be deductible by the investor for federal income tax purposes to the extent attributable to exempt-interest dividends. Shareholders receiving Social Security or railroad retirement benefits should be aware that exempt-interest dividends are a factor in determining whether, and to what extent, such benefits are subject to federal income tax.

     A portion of the exempt-interest dividends paid by the Fund may be an item of tax preference for shareholders subject to the federal alternative minimum tax. The amount of any dividends attributable to tax preference items for purposes of the alternative minimum tax will be identified when tax information is distributed by the Fund.

A shareholder receiving a dividend from income earned by the Fund from one or more of the following sources must treat the dividend as ordinary income in the computation of the shareholder's gross income, regardless of whether the dividend is reinvested:

(1)	certain taxable temporary investments (such as certificates of deposit, repurchase agreements, commercial paper and obligations of the U.S. government, its agencies and instrumentalities);

(2)	income from securities loans;

(3)	income or gains from options or futures,

(4)	any net short-term capital gain; and

(5)	any market discount amortization on tax-exempt bonds.

     The Fund's dividends will not be eligible for the dividends-received deduction for corporations. Shareholders receiving Social Security or railroad retirement benefits should be aware that exempt-interest dividends are a factor in determining whether (and the extent to which) such benefits are subject to federal income tax.

In any year in which the Fund qualifies as a regulated investment company under the Internal Revenue Code, the Fund will also be exempt from California corporate income and franchise taxes. It will also be qualified under California law to pay exempt interest dividends that will be exempt from California personal income tax. That exemption applies to the extent that the Fund's distributions are attributable to interest on California municipal securities and qualifying obligations of the United States government, if at least 50% of the Fund's assets are invested in such obligations at the close of each quarter in its tax year. Distributions from the Fund attributable to income from sources other than California municipal securities and U.S. Government obligations will generally be subject to California income tax as ordinary income.

Distributions by the Fund from investment income and long- and short-term capital gains will generally not be excludable from taxable income in determining California corporate franchise tax or income tax for corporate shareholders of the Fund. Additionally, certain distributions paid to corporate shareholders of the Fund may be includable in income subject to the California alternative minimum tax.

     The Fund may either retain or distribute to shareholders its net capital gain for each taxable year. The Fund currently intends to distribute any such amounts. If the net capital gain is distributed and designated as a capital gain distribution, it will be taxable to shareholders as a long-term capital gain and will be properly identified in reports sent to shareholders in January of each year. Such treatment will apply no matter how long the shareholder has held his or her shares or whether that gain was recognized by the Fund before the shareholder acquired his or her shares.

     If the Fund elects to retain its net capital gain, the Fund will be subject to tax on it at the 35% corporate tax rate. If the Fund elects to retain its net capital gain, the Fund will provide to shareholders of record on the last day of its taxable year information regarding their pro rata share of the gain and tax paid. As a result, each shareholder will be required to report his or her pro rata share of such gain on their tax return as long-term capital gain, will receive a refundable tax credit for his/her pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for his/her shares by an amount equal to the deemed distribution less the tax credit.

     Distributions by the Fund will be treated in the manner described above regardless of whether the distributions are paid in cash or reinvested in additional shares of the Fund (or of another fund). Shareholders receiving a distribution in the form of additional shares will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date.

     The Fund will be required in certain cases to withhold 28% of ordinary income dividends (not including "exempt-interest dividends"), capital gains distributions and the proceeds of the redemption of shares, paid to any shareholder (1) who has failed to provide a correct taxpayer identification number or to properly certify that number when required, (2) who is subject to backup withholding for failure to report the receipt of interest or dividend income properly, or (3) who has failed to certify to the Fund that the shareholder is not subject to backup withholding or is an "exempt recipient" (such as a corporation). Any tax withheld by the Fund is remitted by the Fund to the U.S. Treasury and all income and any tax withheld is identified in reports mailed to shareholders in January of each year with a copy sent to the IRS.

■

Tax Effects of Redemptions of Shares. If a shareholder redeems all or a portion of his/her shares, the shareholder will recognize a gain or loss on the redeemed shares in an amount equal to the difference between the proceeds of the redeemed shares and the shareholder's adjusted tax basis in the shares. All or a portion of any loss recognized in that manner may be disallowed if the shareholder purchases other shares of the Fund within 30 days before or after the redemption. Losses realized by shareholders on the redemption of Fund shares within six months of purchase will be disallowed for federal income tax purposes to the extent of exempt-interest dividends received on such shares.

In general, any gain or loss arising from the redemption of shares of the Fund will be considered capital gain or loss, if the shares were held as a capital asset. It will be long-term capital gain or loss if the shares were held for more than one year. However, any capital loss arising from the redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received on those shares. Special holding period rules under the Internal Revenue Code apply in this case to determine the holding period of shares and there are limits on the deductibility of capital losses in any year.

■

Foreign Shareholders. Under U.S. tax law, taxation of a shareholder who is a foreign person (to include, but not limited to, a nonresident alien individual, a foreign trust, a foreign estate, a foreign corporation, or a foreign partnership) primarily depends on whether the foreign person's income from the Fund is effectively connected with the conduct of a U.S. trade or business. Typically, ordinary income dividends paid (not including exempt-interest dividends paid by the Fund) from a mutual fund are not considered "effectively connected" income.

Ordinary income dividends that are paid by the Fund (and are deemed not "effectively connected income") to foreign persons will be subject to a U.S. tax withheld by the Fund at a rate of 30%, provided the Fund obtains a properly completed and signed Certificate of Foreign Status. The tax rate may be reduced if the foreign person's country of residence has a tax treaty with the U.S. allowing for a reduced tax rate on ordinary income dividends paid by the Fund. Any tax withheld by the Fund is remitted by the Fund to the U.S. Treasury and all income and any tax withheld is identified in reports mailed to shareholders in March of each year with a copy sent to the IRS.

If the ordinary income dividends from the Fund are effectively connected with the conduct of a U.S. trade or business, then the foreign person may claim an exemption from the U.S. tax described above provided the Fund obtains a properly completed and signed Certificate of Foreign Status. If a foreign person fails to provide a certification of his/her foreign status, the Fund will be required to withhold U.S. tax at a rate of 28% on ordinary income dividends (not including "exempt-interest dividends"), capital gains distributions (including short-term and long-term) and the proceeds of the redemption of shares, paid to any foreign person. Any tax withheld by the Fund is remitted by the Fund to the U.S. Treasury and all income and any tax withheld is identified in reports mailed to shareholders in January of each year with a copy sent to the IRS.

     The tax consequences to foreign persons entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisors or the U.S. Internal Revenue Service with respect to the particular tax consequences to them of an investment in the Fund, including the applicability of the U.S. withholding taxes described above.

Dividend Reinvestment in Another Fund. Shareholders of the Fund may elect to reinvest all dividends and/or capital gains distributions in shares of the same class of any of the other Oppenheimer funds into which you may exchange shares. Reinvestment will be made without sales charge at the net asset value per share in effect at the close of business on the payable date of the dividend or distribution. To elect this option, the shareholder must notify the Transfer Agent or his or her financial intermediary and must have an existing account in the fund selected for reinvestment. Otherwise the shareholder first must obtain a prospectus for that fund and an application from the Distributor to establish an account. Dividends and/or distributions from shares of certain other Oppenheimer funds may be invested in shares of this Fund on the same basis.

Additional Information About the Fund

The Distributor. The Fund's shares are sold through dealers, brokers and other financial institutions that have a sales agreement with OppenheimerFunds Distributor, Inc., a subsidiary of the Manager that acts as the Fund's Distributor. The Distributor also distributes shares of the other Oppenheimer funds and is sub-distributor for funds managed by a subsidiary of the Manager.

The Transfer Agent. OppenheimerFunds Services, the Fund's Transfer Agent, is a division of the Manager. It is responsible for maintaining the Fund's shareholder registry and shareholder accounting records, and for paying dividends and distributions to shareholders. It also handles shareholder servicing and administrative functions. It serves as the Transfer Agent for an annual per account fee. It also acts as shareholder servicing agent for the other Oppenheimer funds. Shareholders should direct inquiries about their accounts to the Transfer Agent at the address and toll-free numbers shown on the back cover.

The Custodian Bank. Citibank, N.A. is the custodian of the Fund's assets. The custodian's responsibilities include safeguarding and controlling the Fund's portfolio securities and handling the delivery of such securities to and from the Fund. It is the practice of the Fund to deal with the custodian in a manner uninfluenced by any banking relationship the custodian may have with the Manager and its affiliates. The Fund's cash balances with the custodian in excess of $100,000 are not protected by federal deposit insurance. Those uninsured balances at times may be substantial.

Independent Registered Public Accounting Firm. KPMG llp serves as the Independent Registered Public Accounting Firm for the Fund. KPMG llp audits the Fund's financial statements and performs other related audit and tax services. KPMG llp also acts as the independent registered public accounting firm for the Manager and certain other funds advised by the Manager and its affiliates. Audit and non-audit services provided by KPMG LLP to the Fund must be pre-approved by the Audit Committee.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Board of Trustees and Shareholders
of Oppenheimer Limited Term California Municipal Fund:
We have audited the accompanying statement of assets and liabilities of Oppenheimer Limited Term California Municipal Fund, including the statement of investments, as of July 31, 2008, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial statements for the period February 25, 2004 (commencement of operations) to July 31, 2005 were audited by another independent registered public accounting firm, whose report dated August 30, 2005 expressed an unqualified opinion thereon.
     We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2008, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Limited Term California Municipal Fund as of July 31, 2008, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended, in conformity with U.S. generally accepted accounting principles.
/s/ KPMG LLP
KPMG LLP
Denver, Colorado
September 16, 2008

STATEMENT OF INVESTMENTS July 31, 2008

				Effective
Principal				Maturity	*
Amount		Coupon	Maturity	(Unaudited)		Value

Municipal Bonds and Notes—100.2%
California—96.3%
$695,000	Adelanto, CA Improvement Agency, Series B	5.500%	12/01/2023	12/01/2008	A	$699,789
210,000	Adelanto, CA Public Financing Authority, Series B	6.300	09/01/2028	09/01/2008	A	210,302
135,000	Alameda County, CA COP (Alameda County Medical Center)[1]	5.300	06/01/2026	12/01/2008	A	135,190
25,000	Alvord, CA Unified School District Community Facilities District	6.200	09/01/2025	09/01/2012	A	25,074
10,000	Anaheim, CA Public Financing Authority[1]	5.000	10/01/2023	10/01/2008	A	10,152
20,000	Apple Valley, CA Improvement Bond Act 1915	6.900	09/02/2015	09/02/2008	A	20,631
15,000	Aromas, CA Water District	5.600	09/01/2018	04/02/2017	B	14,846
15,000	Atwater, CA Redevel. Agency (Downtown Redevel.)	5.500	06/01/2019	06/01/2019		14,658
25,000	Azusa, CA COP[1]	5.750	08/01/2020	08/01/2008	A	25,374
40,000	Bakersfield, CA Improvement Bond Act 1915	5.600	09/02/2020	09/02/2020		39,731
50,000	Bakersfield, CA Improvement Bond Act 1915	6.100	09/02/2024	03/02/2017	A	50,179
25,000	Beaumont, CA Financing Authority, Series A	5.700	09/01/2035	10/10/2033	B	22,704
135,000	Beaumont, CA Financing Authority, Series A	7.000	09/01/2023	09/01/2008	A	135,271
55,000	Beaumont, CA Financing Authority, Series B	6.000	09/01/2034	04/01/2030	B	54,177
30,000	Belmont, CA Redevel. Agency (Los Costano Community Devel.)	5.500	08/01/2016	08/01/2008	A	30,069
50,000	Blythe, CA Redevel. Agency (Redevel. Project No. 1 Tax Allocation)	5.750	05/01/2034	06/29/2032	B	45,890
750,000	Blythe, CA Redevel. Agency (Redevel. Project No. 1 Tax Allocation)	6.200	05/01/2031	10/18/2023	B	737,798
145,000	Bonita Canyon, CA Public Facilities Financing Authority	5.375	09/01/2028	11/21/2022	B	135,537
25,000	Brawley, CA Union High School District	5.000	08/01/2028	08/01/2009	A	25,034
80,000	Brentwood, CA Improvement Bond Act 1915	6.800	09/02/2017	09/02/2008	A	80,570
25,000	Brentwood, CA Infrastructure Financing Authority (Water & Sewer)[1]	5.625	07/01/2026	01/01/2009	A	25,038
30,000	Brisbane, CA Improvement Bond Act 1915 (Northeast Ridge)	5.875	09/02/2020	09/02/2020		30,024
205,000	Brisbane, CA Public Financing Authority	6.000	05/01/2026	07/25/2023	B	197,718
35,000	Buena Park, CA Special Tax (Park Mall)	6.125	09/01/2033	10/15/2031	B	33,931
250,000	Burbank, CA Community Facilities District Special Tax	5.200	12/01/2023	06/24/2022	B	229,288
25,000	Burbank, CA Public Service Dept.[1]	5.125	06/01/2016	12/01/2008	A	25,303
40,000	CA ABAG Finance Authority for NonProfit Corporations (Driftwood Family Apartments)[1]	5.300	06/01/2029	03/05/2025	B	37,413
280,000	CA ABAG Finance Authority for NonProfit Corporations (Lincoln Glen Manor)[1]	6.100	02/15/2025	08/15/2008	A	283,301

STATEMENT OF INVESTMENTS Continued

					Effective
Principal					Maturity	*
Amount		Coupon		Maturity	(Unaudited)		Value

California Continued
$100,000	CA ABAG Finance Authority for NonProfit Corporations (San Diego Hospital Assoc.)[1]	6.125%		08/15/2020	02/15/2011	A	$102,563
10,000	CA ABAG Finance Authority for NonProfit Corporations COP[1]	5.600		11/01/2023	11/01/2008	A	10,005
15,000	CA ABAG Finance Authority for NonProfit Corporations COP[1]	5.750		08/15/2014	08/15/2008	A	15,022
20,000	CA ABAG Finance Authority for NonProfit Corporations COP[1]	5.800		03/01/2023	09/01/2008	A	20,008
150,000	CA ABAG Finance Authority for NonProfit Corporations COP (American Baptist Homes of the West)	5.850		10/01/2027	09/17/2023	B	148,184
65,000	CA ABAG Finance Authority for NonProfit Corporations COP (American Baptist Homes of the West)	6.100		10/01/2017	10/01/2009	A	65,546
25,000	CA ABAG Finance Authority for NonProfit Corporations COP (Episcopal Homes Foundation)	5.125		07/01/2013	07/01/2010	A	25,237
90,000	CA ABAG Finance Authority for NonProfit Corporations COP (Home for Jewish Parents)[1]	5.625		05/15/2022	11/15/2008	A	91,063
30,000	CA ABAG Finance Authority for NonProfit Corporations COP (Home for Jewish Parents)[1]	5.625		05/15/2022	05/15/2009	A	30,178
275,000	CA ABAG Finance Authority for NonProfit Corporations COP (Lytton Gardens)[1]	6.000		02/15/2019	08/15/2008	A	278,143
55,000	CA ABAG Tax Allocation, Series A1	5.800		12/15/2008	12/15/2008		55,744
65,000	CA ABAG Tax Allocation, Series A1	6.000		12/15/2014	12/15/2008	A	65,844
100,000	CA Affordable Hsg. Agency (Merced County Hsg. Authority)	6.500		01/01/2033	01/01/2029	B	96,500
2,455,000	CA Aztec Shops Auxiliary Organization (San Diego State University)[1]	6.000		09/01/2031	09/01/2011	A	2,463,396
9,720,000	CA County Tobacco Securitization Agency	5.830	[2]	06/01/2033	03/18/2015	B	1,385,683
1,810,000	CA County Tobacco Securitization Agency (TASC)	0.000	[3]	06/01/2021	03/15/2014	C	1,357,247
1,240,000	CA County Tobacco Securitization Agency (TASC)	0.000	[3]	06/01/2028	09/12/2018	B	860,176
4,035,000	CA County Tobacco Securitization Agency (TASC)	0.000	[3]	06/01/2028	01/16/2017	B	3,138,342
5,000,000	CA County Tobacco Securitization Agency (TASC)	0.000	[3]	06/01/2036	11/23/2021	B	3,321,600
290,000	CA County Tobacco Securitization Agency (TASC)	5.500		06/01/2033	06/01/2011	C	257,395
1,680,000	CA County Tobacco Securitization Agency (TASC)	5.750		06/01/2029	11/23/2011	C	1,551,866
25,000	CA County Tobacco Securitization Agency (TASC)[1]	5.875		06/01/2027	06/01/2014	B	23,599

					Effective
Principal					Maturity	*
Amount		Coupon		Maturity	(Unaudited)		Value

California Continued
$290,000	CA County Tobacco Securitization Agency (TASC)	5.875%		06/01/2035	03/28/2017	B	$259,364
280,000	CA County Tobacco Securitization Agency (TASC)	5.875		06/01/2043	08/27/2019	B	247,943
765,000	CA County Tobacco Securitization Agency (TASC)[1]	6.000		06/01/2029	06/01/2012	B	730,820
665,000	CA County Tobacco Securitization Agency (TASC)[1]	6.000		06/01/2035	05/01/2018	B	605,004
435,000	CA County Tobacco Securitization Agency (TASC)	6.000		06/01/2042	01/01/2020	B	392,792
10,700,000	CA County Tobacco Securitization Agency (TASC)	6.068	[2]	06/01/2046	09/09/2028	B	488,027
51,520,000	CA County Tobacco Securitization Agency (TASC)	6.192	[2]	06/01/2050	01/02/2026	B	1,695,523
50,000	CA County Tobacco Securitization Agency (TASC)[1]	6.250		06/01/2037	06/11/2017	B	46,957
3,520,000	CA Dept. of Transportation COP[1]	5.250		03/01/2016	09/01/2008	A	3,562,205
85,000	CA Dept. of Veterans Affairs Home Purchase[1]	5.200		12/01/2027	09/09/2024	B	85,000
60,000	CA Dept. of Veterans Affairs Home Purchase[1]	5.200		12/01/2028	12/01/2008	A	60,013
3,590,000	CA Dept. of Veterans Affairs Home Purchase[1]	5.450		12/01/2019	12/01/2008	A	3,694,792
10,000	CA Dept. of Veterans Affairs Home Purchase[1]	5.500		12/01/2018	12/01/2008	A	10,061
3,025,000	CA Dept. of Veterans Affairs Home Purchase[1]	5.500		12/01/2019	01/09/2012	A	3,064,900
25,000	CA Dept. of Water Resources (Center Valley)	5.000		12/01/2029	12/01/2008	A	25,022
15,000	CA Dept. of Water Resources (Center Valley)	5.125		12/01/2011	12/01/2008	A	15,030
15,000	CA Dept. of Water Resources (Center Valley)	5.125		12/01/2012	12/01/2008	A	15,027
45,000	CA Dept. of Water Resources (Center Valley)	5.250		12/01/2017	12/01/2008	A	45,053
515,000	CA Dept. of Water Resources (Center Valley)[1]	5.250		07/01/2022	01/01/2009	A	537,943
310,000	CA Dept. of Water Resources (Center Valley)	5.375		12/01/2027	12/01/2008	A	310,425
25,000	CA Dept. of Water Resources (Center Valley)[1]	5.400		07/01/2012	01/01/2009	A	25,061
20,000	CA Educational Facilities Authority	5.125		04/01/2017	04/01/2009	A	20,654
45,000	CA Educational Facilities Authority	5.125		04/01/2017	04/01/2017		44,609
25,000	CA Educational Facilities Authority (California College of Arts and Crafts)	5.875		06/01/2030	07/11/2028	B	24,755
5,000	CA Educational Facilities Authority (College & University Financing)	6.125		06/01/2009	12/01/2008	A	5,017
5,000	CA Educational Facilities Authority (College & University Financing)	6.250		06/01/2018	12/01/2008	A	5,018
85,000	CA Educational Facilities Authority (Dominican University of California/Harvey Mudd College Obligated Group)[1]	5.500		03/01/2011	09/01/2008	A	86,050
15,000	CA Educational Facilities Authority (Los Angeles College of Chiropractic)	5.600		11/01/2017	10/12/2013	B	14,213

STATEMENT OF INVESTMENTS Continued

				Effective
Principal				Maturity	*
Amount		Coupon	Maturity	(Unaudited)		Value

California Continued
$50,000	CA Educational Facilities Authority (Stanford University)[1]	5.125%	01/01/2031	01/01/2009	A	$50,050
35,000	CA Educational Facilities Authority (University of Southern California)[1]	5.000	10/01/2028	10/01/2010	A	35,212
335,000	CA Financing Authority (Wastewater Improvement)	6.100	11/01/2033	12/17/2031	B	323,473
60,000	CA GO1	4.800	08/01/2014	08/01/2008	A	60,054
25,000	CA GO1	5.000	06/01/2017	12/01/2008	A	25,047
25,000	CA GO1	5.000	06/01/2019	12/02/2008	A	25,010
5,000	CA GO	5.000	06/01/2019	06/01/2011	A	5,083
5,000	CA GO1	5.000	02/01/2021	02/01/2009	A	5,010
100,000	CA GO	5.000	11/01/2022	11/01/2008	A	100,404
75,000	CA GO1	5.000	10/01/2023	10/01/2008	A	75,017
10,000	CA GO	5.000	10/01/2023	10/01/2008	A	10,027
10,000	CA GO1	5.000	02/01/2025	02/01/2009	A	10,090
45,000	CA GO1	5.000	02/01/2025	02/01/2009	A	45,024
10,000	CA GO1	5.100	10/01/2008	10/01/2008		10,054
60,000	CA GO1	5.100	03/01/2010	09/01/2008	A	60,119
25,000	CA GO1	5.125	10/01/2027	10/01/2008	A	25,003
25,000	CA GO1	5.150	12/01/2013	12/01/2008	A	25,021
15,000	CA GO1	5.200	06/01/2010	12/01/2008	A	15,124
105,000	CA GO1	5.250	06/01/2011	12/01/2008	A	105,894
25,000	CA GO1	5.250	10/01/2013	10/01/2008	A	25,112
20,000	CA GO1	5.250	06/01/2016	12/01/2008	A	20,170
25,000	CA GO1	5.250	04/01/2018	10/01/2008	A	25,020
10,000	CA GO1	5.250	04/01/2019	10/01/2008	A	10,007
10,000	CA GO1	5.250	04/01/2021	10/01/2008	A	10,005
160,000	CA GO1	5.250	06/01/2021	12/01/2008	A	160,339
10,000	CA GO1	5.250	02/01/2029	02/01/2013	A	10,132
10,000	CA GO1	5.250	02/01/2030	02/01/2012	A	10,095
15,000	CA GO1	5.300	09/01/2011	09/01/2008	A	15,033
15,000	CA GO1	5.350	12/01/2013	04/27/2011	A	15,467
15,000	CA GO	5.375	06/01/2026	12/01/2008	A	15,082
2,780,000	CA GO1	5.400	12/01/2014	12/01/2008	A	2,830,429
70,000	CA GO1	5.500	03/01/2009	09/01/2008	A	70,193
15,000	CA GO	5.500	03/01/2010	09/01/2008	A	15,039
100,000	CA GO1	5.500	06/01/2010	12/01/2008	A	100,240
15,000	CA GO1	5.500	06/01/2013	12/01/2008	A	15,036
55,000	CA GO1	5.500	04/01/2015	10/01/2008	A	55,277
30,000	CA GO	5.500	04/01/2019	10/01/2008	A	30,136
15,000	CA GO1	5.500	03/01/2020	09/01/2008	A	15,036

					Effective
Principal					Maturity	*
Amount		Coupon		Maturity	(Unaudited)		Value

California Continued
$25,000	CA GO	5.500%		03/01/2020	09/01/2008	A	$25,060
20,000	CA GO1	5.500		10/01/2022	10/01/2008	A	20,072
5,000	CA GO1	5.600		09/01/2021	09/01/2008	A	5,012
70,000	CA GO1	5.625		10/01/2021	10/01/2008	A	70,338
130,000	CA GO	5.625		10/01/2023	10/01/2008	A	130,512
10,000	CA GO1	5.625		09/01/2024	09/01/2008	A	10,019
15,000	CA GO1	5.625		10/01/2026	10/01/2008	A	15,044
75,000	CA GO	5.750		03/01/2010	09/01/2008	A	75,203
5,000	CA GO	5.750		03/01/2012	09/01/2008	A	5,014
35,000	CA GO1	5.750		03/01/2015	09/01/2008	A	35,096
120,000	CA GO1	5.750		11/01/2017	11/01/2008	A	120,937
35,000	CA GO1	5.750		11/01/2017	11/01/2008	A	35,278
25,000	CA GO1	5.800		06/01/2013	12/01/2008	A	25,069
155,000	CA GO	5.900		04/01/2023	10/01/2008	A	156,745
35,000	CA GO1	5.900		04/01/2023	10/01/2008	A	35,155
75,000	CA GO1	5.900		03/01/2025	09/01/2008	A	75,070
20,000	CA GO	6.000		08/01/2010	08/01/2008	A	20,377
10,000	CA GO	6.000		05/01/2011	11/01/2008	A	10,089
25,000	CA GO	6.000		05/01/2012	11/01/2008	A	25,234
10,000	CA GO	6.000		10/01/2014	10/01/2008	A	10,060
20,000	CA GO1	6.000		08/01/2015	08/01/2008	A	20,352
20,000	CA GO1	6.000		05/01/2018	11/01/2008	A	20,178
5,000	CA GO1	6.000		08/01/2019	08/01/2008	A	5,081
15,000	CA GO1	6.000		10/01/2021	10/01/2008	A	15,081
40,000	CA GO1	6.000		08/01/2024	08/01/2008	A	40,563
605,000	CA GO1	6.250		10/01/2019	10/01/2008	A	608,836
5,000	CA GO1	6.800		11/01/2008	11/01/2008		5,058
295,000	CA GO (Safe Drinking Water)[1]	8.250		09/01/2010	09/01/2008	A	296,516
1,505,000	CA Golden State Tobacco Securitization Corp.[1]	5.000		06/01/2017	06/01/2009	A	1,505,075
25,000	CA Golden State Tobacco Securitization Corp.[1]	5.000		06/01/2020	06/01/2020		24,987
5,000,000	CA Golden State Tobacco Securitization Corp. (TASC)[1]	0.000	[3]	06/01/2037	05/22/2022	C	2,757,550
34,810,000	CA Golden State Tobacco Securitization Corp. (TASC)[1]	4.500		06/01/2027	08/29/2012	B	30,879,951
575,000	CA Golden State Tobacco Securitization Corp. (TASC)[1]	5.000		06/01/2018	06/01/2009	A	575,029
10,000	CA Health Facilities Financing Authority (Catholic Healthcare West)	5.000		07/01/2011	01/01/2009	A	10,018
145,000	CA Health Facilities Financing Authority (Catholic Healthcare West)[1]	5.000		07/01/2021	01/01/2009	A	145,026

STATEMENT OF INVESTMENTS Continued

					Effective
Principal					Maturity	*
Amount		Coupon		Maturity	(Unaudited)		Value

California Continued
$15,000	CA Health Facilities Financing Authority (Catholic Healthcare West)[1]	5.125%		07/01/2024	07/01/2009	A	$15,085
160,000	CA Health Facilities Financing Authority (Catholic Healthcare West)	5.250		07/01/2023	01/01/2009	A	160,237
30,000	CA Health Facilities Financing Authority (Catholic Healthcare West)[1]	5.250		07/01/2023	01/01/2009	A	30,030
175,000	CA Health Facilities Financing Authority (Catholic Healthcare West)[1]	6.000		07/01/2013	01/01/2009	A	175,513
60,000	CA Health Facilities Financing Authority (Cedars-Sinai Medical Center)[1]	5.250		08/01/2027	08/01/2008	A	60,197
70,000	CA Health Facilities Financing Authority (Community Program)	7.200		01/01/2012	08/01/2008	A	70,362
50,000	CA Health Facilities Financing Authority (Downey Community Hospital)[1]	5.750		05/15/2015	08/04/2012	B	47,923
50,000	CA Health Facilities Financing Authority (Fellowship Homes)[1]	6.000		09/01/2019	09/01/2008	A	50,076
5,000,000	CA Health Facilities Financing Authority (Kaiser Permanente)[1]	5.500		06/01/2022	12/01/2008	A	5,109,950
115,000	CA Health Facilities Financing Authority (Marshall Hospital)[1]	5.000		11/01/2018	11/01/2008	A	115,039
80,000	CA Health Facilities Financing Authority (Marshall Hospital)[1]	5.125		11/01/2012	11/01/2008	A	80,103
20,000	CA Health Facilities Financing Authority (Mercy Senior Hsg.)[1]	5.800		12/01/2018	12/01/2008	A	20,020
30,000	CA Health Facilities Financing Authority (Providence Health System-Southern California)[1]	5.500		10/01/2013	10/01/2008	A	30,143
40,000	CA Health Facilities Financing Authority (San Fernando Valley Community Mental Health Center)[1]	5.250		06/01/2023	12/01/2008	A	40,059
50,000	CA Health Facilities Financing Authority (Sunny View Lutheran Home)[1]	5.100		01/01/2024	01/01/2010	A	50,045
5,000	CA Health Facilities Financing Authority (Sutter Health)[1]	5.000		08/15/2017	08/15/2008	A	5,059
135,000	CA Health Facilities Financing Authority (Sutter Health)[1]	5.125		08/15/2022	08/15/2008	A	136,548
25,000	CA Health Facilities Financing Authority (Sutter Health)[1]	5.250		08/15/2027	08/15/2008	A	25,217
30,000	CA Health Facilities Financing Authority (Sutter Health)[1]	5.375		08/15/2030	08/15/2010	A	30,229
2,000,000	CA Health Facilities Financing Authority (Sutter Health)[1]	6.250		08/15/2035	08/15/2010	A	2,078,540
40,000	CA HFA	8.037	[2]	08/01/2015	04/14/2011	B	22,150
115,000	CA HFA	8.265	[2]	02/01/2015	02/11/2011	B	68,907
7,250,000	CA HFA (Home Mtg.)[1]	5.000		08/01/2037	02/01/2012	B	7,200,555

					Effective
Principal					Maturity	*
Amount		Coupon		Maturity	(Unaudited)		Value

California Continued
$6,885,000	CA HFA (Home Mtg.)[4]	5.500%		02/01/2042	01/01/2012	A	$6,961,038
55,000	CA HFA (Multifamily Hsg.)[1]	5.375		08/01/2028	01/06/2026	B	52,006
35,000	CA HFA (Multifamily Hsg.)[1]	5.375		02/01/2036	08/21/2031	B	32,159
15,000	CA HFA (Multifamily Hsg.)[1]	5.400		08/01/2018	08/01/2008	A	15,069
40,000	CA HFA (Multifamily Hsg.)[1]	5.400		08/01/2018	08/01/2008	A	40,183
445,000	CA HFA (Multifamily Hsg.)[1]	5.450		08/01/2028	04/13/2024	B	424,681
85,000	CA HFA (Multifamily Hsg.)[1]	5.850		02/01/2010	08/01/2008	A	85,133
630,000	CA HFA (Multifamily Hsg.)[1]	5.950		08/01/2028	02/01/2009	A	633,364
320,000	CA HFA (Multifamily Hsg.)[1]	6.050		08/01/2016	08/01/2008	A	327,632
130,000	CA HFA (Multifamily Hsg.)[1]	6.050		08/01/2027	08/01/2008	A	133,111
25,000	CA HFA (Multifamily Hsg.)	6.050		08/01/2038	02/01/2009	A	25,000
2,340,000	CA HFA (Multifamily Hsg.)[1]	6.150		08/01/2022	08/01/2008	A	2,385,864
25,000	CA HFA (Multifamily Hsg.), Series B	5.500		08/01/2039	03/26/2034	B	23,086
40,000	CA HFA (Multifamily Hsg.), Series B1	5.850		08/01/2010	08/01/2008	A	40,062
15,000	CA HFA (Single Family Mtg.)[1]	5.400		08/01/2028	02/01/2010	A	15,315
10,000	CA HFA (Single Family Mtg.), Series A1	5.300		08/01/2018	02/01/2010	A	10,097
3,280,000	CA Home Mtg. Finance Authority (Homebuyers Fund)	6.000		02/01/2033	08/30/2012	A	3,394,439
1,245,000	CA Infrastructure & Economic Devel. (Copia: The American Center for Wine, Food and the Arts)	5.350	[2]	12/01/2019	12/01/2019		202,213
1,320,000	CA Infrastructure & Economic Devel. (Copia: The American Center for Wine, Food and the Arts)	5.400	[2]	12/01/2020	12/01/2020		212,744
3,235,000	CA Infrastructure & Economic Devel. (Copia: The American Center for Wine, Food and the Arts)	5.420	[2]	12/01/2021	12/01/2021		517,374
15,000	CA Infrastructure & Economic Devel. (Stockton Port District)	5.375		07/01/2022	02/23/2020	B	13,287
50,000	CA Infrastructure & Economic Devel. (Stockton Port District)	5.500		07/01/2032	06/08/2028	B	43,165
1,350,000	CA Inland Empire Tobacco Securitization Authority	5.000		06/01/2021	06/23/2013	B	1,288,346
235,000	CA Intercommunity Hospital Financing Authority COP	5.250		11/01/2019	10/03/2015	B	219,340
10,000	CA Loan Purchasing Finance Authority[1]	5.500		10/01/2008	10/01/2008		10,028
70,000	CA Loan Purchasing Finance Authority[1]	5.600		10/01/2014	10/01/2008	A	70,172
35,000	CA M-S-R Public Power Agency (San Juan)	6.000		07/01/2022	01/01/2009	A	37,066
10,000	CA Maritime Infrastructure Authority (Santa Cruz Port District)	5.750		05/01/2024	05/01/2024		9,682
90,000	CA Mobilehome Park Financing Authority (Palomar Estates East & West)	5.250		03/15/2034	01/28/2030	B	77,090
25,000	CA Padre Dam Municipal Water District COP[1]	5.500		10/01/2016	10/01/2008	A	25,115

STATEMENT OF INVESTMENTS Continued

				Effective
Principal				Maturity	*
Amount		Coupon	Maturity	(Unaudited)		Value

California Continued
$1,350,000	CA Pollution Control Financing Authority (Browning-Ferris Industries)	6.750%	09/01/2019	09/01/2019		$1,330,898
11,260,000	CA Pollution Control Financing Authority (Pacific Gas & Electric Company)[1]	5.350	12/01/2016	04/01/2013	A	11,292,316
30,000	CA Pollution Control Financing Authority (Sacramento Biosolids Facility)	5.300	12/01/2017	06/24/2016	B	27,815
240,000	CA Pollution Control Financing Authority (Sacramento Biosolids Facility)	5.500	12/01/2024	07/27/2022	B	210,451
805,000	CA Pollution Control Financing Authority (San Diego Gas & Electric Company)[1]	5.850	06/01/2021	06/01/2021		804,952
190,000	CA Pollution Control Financing Authority (San Diego Gas & Electric Company)[1]	5.850	06/01/2021	06/01/2021		189,989
195,000	CA Pollution Control Financing Authority (San Diego Gas & Electric Company)[1]	5.850	06/01/2021	12/01/2008	A	195,107
20,000	CA Pollution Control Financing Authority (Southern California Edison Company)[1]	5.550	09/01/2031	09/01/2031		19,002
485,000	CA Pollution Control Financing Authority (Southern California Water Company)[1]	5.500	12/01/2026	12/01/2026		484,403
10,000	CA Port of Oakland, Series N1	5.000	11/01/2022	05/27/2021	B	9,472
150,000	CA Public Works[1]	5.250	12/01/2013	12/01/2008	A	150,324
115,000	CA Public Works (California Community College)[1]	5.375	03/01/2011	09/01/2008	A	115,266
45,000	CA Public Works (California Science Center)[1]	5.250	10/01/2017	10/01/2008	A	45,994
25,000	CA Public Works (Dept. of Corrections)[1]	5.000	09/01/2021	09/01/2010	A	25,127
175,000	CA Public Works (Dept. of Food & Agriculture)[1]	5.400	06/01/2013	12/01/2008	A	175,394
185,000	CA Public Works (State Universities)[1]	5.250	12/01/2013	12/01/2008	A	185,390
590,000	CA Public Works (State Universities)[1]	5.500	12/01/2018	12/01/2008	A	590,572
100,000	CA Public Works (Various Community Colleges)[1]	5.375	03/01/2013	09/01/2008	A	100,231
25,000	CA Public Works (Various Community Colleges)[1]	5.375	03/01/2014	09/01/2008	A	25,060
20,000	CA Public Works (Various Community Colleges)[1]	5.500	09/01/2011	09/01/2008	A	20,047
50,000	CA Public Works (Various Community Colleges)[1]	5.600	04/01/2014	10/01/2008	A	50,626
1,030,000	CA Public Works (Various Community Colleges)[1]	5.625	03/01/2016	09/01/2008	A	1,032,596
3,050,000	CA Public Works (Various Community Colleges)[1]	5.625	03/01/2016	09/01/2008	A	3,057,686
585,000	CA Public Works (Various Community Colleges)[1]	5.625	03/01/2019	09/01/2008	A	586,322
600,000	CA Public Works (Various Community Colleges)[1]	5.875	10/01/2008	10/01/2008		601,848

					Effective
Principal					Maturity	*
Amount		Coupon		Maturity	(Unaudited)		Value

California Continued
$50,000	CA Public Works (Various Community Colleges)[1]	5.875%		10/01/2008	10/01/2008		$50,167
25,000	CA Public Works (Various State Universities)[1]	5.375		12/01/2019	12/01/2008	A	25,551
50,000	CA Public Works (Various State Universities)[1]	5.400		10/01/2022	10/01/2009	A	50,361
10,000	CA Public Works (Various State Universities)[1]	5.500		09/01/2015	09/01/2008	A	10,224
5,000	CA Resource Efficiency Financing Authority COP	5.500		04/01/2017	10/01/2008	A	5,061
85,000	CA River Highlands Community Services District	7.750		09/02/2020	09/02/2008	A	85,120
20,000	CA River Highlands Community Services District	8.125		09/02/2020	09/02/2008	A	20,031
1,000,000	CA Rural Home Mtg. Finance Authority (Single Family Mtg.)	5.700		02/01/2033	02/01/2021	A	1,056,480
1,920,000	CA Rural Home Mtg. Finance Authority (Single Family Mtg.)	5.750		02/01/2044	06/30/2013	A	1,966,291
10,000	CA Rural Home Mtg. Finance Authority (Single Family Mtg.)[1]	7.500		08/01/2027	08/25/2020	B	10,213
200,000	CA Rural Home Mtg. Finance Authority (Single Family Mtg.), Series A1	6.350		12/01/2029	10/01/2008	C	206,556
105,000	CA Rural Home Mtg. Finance Authority (Single Family Mtg.), Series A1	7.000		09/01/2029	03/01/2010	C	107,053
40,000	CA Sierra View Local Health Care District[1]	5.250		07/01/2018	02/23/2016	B	38,284
6,000,000	CA Sierra View Local Health Care District[1]	5.400		07/01/2022	07/01/2009	A	6,007,140
25,000	CA Statewide CDA	6.625		09/01/2027	09/01/2008	A	25,012
10,000	CA Statewide CDA	7.000		07/01/2022	07/01/2009		10,008
100,000	CA Statewide CDA (Bouquet Canyon)[1]	5.300		07/01/2018	07/01/2010	A	100,148
120,000	CA Statewide CDA (California Odd Fellow Hsg.)[1]	5.375		10/01/2013	10/01/2008	A	120,163
110,000	CA Statewide CDA (California Odd Fellow Hsg.)[1]	5.500		10/01/2023	10/01/2008	A	110,045
2,000,000	CA Statewide CDA (Citrus Valley Health Partners/Citrus Valley Medical Center/Foothill Hospital Obligated Group) COP[1]	5.500		04/01/2013	04/01/2010	A	2,011,360
4,000,000	CA Statewide CDA (Del Nido Apartments)	5.550		05/01/2028	11/01/2008	A	4,123,640
160,000	CA Statewide CDA (East Campus Apartments)	5.500		08/01/2022	05/12/2019	B	156,867
500,000	CA Statewide CDA (East Tabor Apartments)[1]	6.850		08/20/2036	02/20/2011	A	535,420
135,000	CA Statewide CDA (Eastfield Ming Quong)[1]	5.625		06/01/2020	12/01/2008	A	135,324
45,000	CA Statewide CDA (Escrow Term)	6.750		09/01/2037	09/01/2014	A	46,235
250,000	CA Statewide CDA (Fairfield Apartments)	6.500		01/01/2016	08/26/2012	C	249,185
570,000	CA Statewide CDA (Family House & Hsg. Foundation-Torrence I)	7.000		04/20/2036	04/20/2011	A	621,197
10,000	CA Statewide CDA (GP Steinbeck)	5.700		09/20/2019	09/20/2014	A	10,244
85,000	CA Statewide CDA (GP Steinbeck)	5.897	[2]	09/20/2027	09/20/2014	A	25,793

STATEMENT OF INVESTMENTS Continued

					Effective
Principal					Maturity	*
Amount		Coupon		Maturity	(Unaudited)		Value

California Continued
$135,000	CA Statewide CDA (John Muir/Mt. Diablo Health System)[1]	5.250%		08/15/2027	08/15/2009	A	$138,349
400,000	CA Statewide CDA (Kaiser Permanente)[1]	5.300		12/01/2015	12/01/2008	A	423,248
250,000	CA Statewide CDA (Live Oak School)	6.750		10/01/2030	10/01/2011	A	253,718
20,000	CA Statewide CDA (Methodist Hospital of Southern California)[1]	5.500		07/01/2010	01/01/2009	A	20,048
100,000	CA Statewide CDA (Multifamily)	5.696	[2]	09/20/2021	09/20/2014	A	45,442
100,000	CA Statewide CDA (Multifamily)	5.744	[2]	09/20/2023	09/20/2014	A	39,453
200,000	CA Statewide CDA (Quail Ridge Apartments)	5.375		07/01/2032	11/26/2029	B	181,052
430,000	CA Statewide CDA (Rio Bravo)[5]	6.500		12/01/2018	02/19/2014	B	389,705
560,000	CA Statewide CDA (Sycamore)[1]	6.000		03/20/2038	03/20/2016	A	559,950
25,000	CA Statewide CDA Community Facilities District	6.350		09/01/2021	09/01/2012	A	25,647
5,000	CA Statewide CDA COP (CVHP/CVMC/FH Obligated Group)[1]	5.000		04/01/2018	04/01/2010	A	5,017
45,000	CA Statewide CDA COP (CVHP/CVMC/FH Obligated Group)[1]	5.125		04/01/2023	04/01/2010	A	45,336
1,000,000	CA Statewide CDA Linked PARS & INFLOS[1]	5.600	[6]	10/01/2011	04/28/2010	B	1,050,000
1,275,000	CA Statewide Financing Authority Tobacco Settlement (TASC)	5.625		05/01/2029	07/30/2010	C	1,163,603
885,000	CA Statewide Financing Authority Tobacco Settlement (TASC)	5.625		05/01/2029	04/04/2011	C	807,678
250,000	CA Statewide Financing Authority Tobacco Settlement (TASC)	6.000		05/01/2037	10/01/2017	B	226,895
45,000	CA Valley Health System COP[5]	6.875		05/15/2023	04/02/2017	B	33,021
15,000	CA Valley Health System, Series A5,7	6.500		05/15/2025	05/21/2021	B	11,007
65,000	CA Valley Health System, Series A7	6.500		05/15/2025	05/21/2021	B	47,697
100,000	CA Veterans GO1	4.700		12/01/2012	12/01/2008	A	100,064
950,000	CA Veterans GO1	5.125		12/01/2019	02/17/2017	B	949,981
180,000	CA Veterans GO1	5.300		12/01/2029	04/28/2026	B	172,103
1,730,000	CA Veterans GO1	5.400		12/01/2015	12/01/2008	A	1,742,802
4,445,000	CA Veterans GO, Series BH1	5.400		12/01/2014	12/01/2008	A	4,492,650
310,000	CA Veterans GO, Series BH1	5.400		12/01/2016	12/01/2009	A	311,773
45,000	CA Veterans GO, Series BJ1	5.700		12/01/2032	09/16/2029	B	44,999
110,000	CA Veterans GO, Series BP1	5.500		12/01/2026	10/01/2021	B	109,993
180,000	CA Veterans GO, Series BR1	5.250		12/01/2026	11/26/2023	B	174,224
90,000	CA Veterans GO, Series BX1	5.000		12/01/2014	12/01/2008	A	90,093
10,000	CA Veterans GO, Series BX1	5.450		12/01/2024	12/01/2008	A	10,019
140,000	CA Veterans GO, Series BX1	5.500		12/01/2031	12/01/2008	A	140,207
6,610,000	CA Veterans GO, Series BZ1	5.350		12/01/2021	12/01/2008	A	6,610,198
75,000	CA Water Resource Devel. GO, Series N1	5.500		06/01/2011	12/01/2008	A	75,180
10,000	CA Water Resource Devel. GO, Series P1	5.800		06/01/2011	12/01/2008	A	10,028

				Effective
Principal				Maturity	*
Amount		Coupon	Maturity	(Unaudited)		Value

California Continued
$25,000	CA Water Resource Devel. GO, Series P1	5.800%	06/01/2014	12/01/2008	A	$25,069
50,000	CA Water Resource Devel. GO, Series Q1	5.000	03/01/2016	09/01/2008	A	50,094
10,000	CA Western Hills Water District Special Tax (Diablo Grande Community Facilities)	3.750	09/01/2010	09/01/2010		5,881
120,000	CA Western Hills Water District Special Tax (Diablo Grande Community Facilities)	6.000	09/01/2024	06/21/2021	B	69,250
50,000	CA Western Hills Water District Special Tax (Diablo Grande Community Facilities)	6.125	09/01/2031	03/23/2029	B	28,818
115,000	CA Western Hills Water District Special Tax (Diablo Grande Community Facilities)	6.750	09/01/2022	06/06/2018	C	66,419
45,000	CA Western Hills Water District Special Tax (Diablo Grande Community Facilities)	6.875	09/01/2031	04/30/2027	B	25,953
210,000	CA William S. Hart Union School District	6.000	09/01/2027	04/13/2026	B	202,936
140,000	CA Y/S School Facilities Financing Authority (Chula Vista Elementary School)[1]	5.000	09/01/2015	09/01/2008	A	142,691
50,000	Calleguas-Las Virgines, CA Public Financing Authority Municipal Water District[1]	5.000	11/01/2023	07/30/2010	C	50,711
75,000	Camarillo, CA Hsg. (Park Glenn Apartments)[1]	5.400	03/01/2028	12/23/2020	B	71,597
25,000	Campbell, CA Improvement Bond Act 1915 (Dillon-Gilman Local Improvement District)	7.150	09/02/2012	09/02/2008	A	25,798
60,000	Camrosa, CA Water District[1]	5.500	01/15/2011	01/15/2009	A	60,442
40,000	Capistrano, CA Unified School District (Education & Support Facilities) COP[1]	5.250	12/01/2026	12/01/2008	A	40,188
75,000	Capistrano, CA Unified School District (Las Flores)[1]	5.000	09/01/2023	09/01/2010	A	75,512
130,000	Carlsbad, CA Hsg. and Redevel. Commission Tax Allocation[1]	5.250	09/01/2019	09/01/2008	A	130,257
80,000	Carlsbad, CA Improvement Bond Act 1915	5.550	09/02/2028	08/29/2022	B	72,611
120,000	Carlsbad, CA Improvement Bond Act 1915	5.950	09/02/2025	09/02/2012	A	120,834
30,000	Carlsbad, CA Improvement Bond Act 1915	6.000	09/02/2022	09/17/2021	B	29,648
25,000	Carlsbad, CA Unified School District COP (Aviara Oaks Middle School)[1]	5.300	06/01/2017	12/01/2008	A	25,052
125,000	Carlsbad, CA Unified School District COP (Aviara Oaks Middle School)[1]	5.300	06/01/2022	12/01/2008	A	125,190
105,000	Carson, CA Improvement Bond Act 1915	7.375	09/02/2022	09/02/2008	A	105,102
80,000	Castaic, CA Union School District Community Facilities District No. 92-1	8.500	10/01/2013	10/01/2008	A	80,537
2,750,000	Castaic, CA Union School District Community Facilities District No. 92-1	9.000	10/01/2019	10/01/2008	A	2,763,090
70,000	Cathedral City, CA Improvement Bond Act 1915	5.950	09/02/2034	05/03/2032	B	65,983
50,000	Cathedral City, CA Special Tax Community Facilities District No. 1	6.625	09/01/2023	09/01/2008	A	50,711

STATEMENT OF INVESTMENTS Continued

				Effective
Principal				Maturity*
Amount		Coupon	Maturity	(Unaudited)		Value

California Continued
$50,000	Cathedral City, CA Special Tax Community Facilities District No. 1	6.700%	09/01/2030	09/01/2008	A	$50,534
20,000	Central CA Unified School District[1]	5.625	03/01/2018	09/01/2008	A	20,050
50,000	Central Contra Costa, CA Sanitation District[1]	5.000	09/01/2022	09/01/2010	A	51,367
150,000	Central Valley, CA Financing Authority Cogeneration Project (Carson Ice)[1]	5.200	07/01/2020	01/01/2009	A	150,255
35,000	Chico, CA Improvement Bond Act 1915 (Mission Ranch)	6.625	09/02/2011	09/02/2008	A	36,123
95,000	Chico, CA Improvement Bond Act 1915 (Mission Ranch)	6.625	09/02/2012	09/02/2008	A	98,022
100,000	Chico, CA Improvement Bond Act 1915 (Mission Ranch)	6.625	09/02/2013	09/02/2008	A	103,164
30,000	Chino Hills, CA Improvement Bond Act 1915	7.500	09/02/2016	09/02/2008	A	30,938
5,000	Chino Hills, CA Improvement Bond Act 1915	7.600	09/02/2021	09/02/2008	A	5,155
55,000	Chino, CA Community Facilities District Special Tax	5.750	09/01/2034	10/11/2032	B	50,264
25,000	Chowchilla, CA Improvement Bond Act 1915	6.700	09/02/2027	09/02/2014	A	25,850
55,000	Chula Vista, CA Community Facilities District (Eastlake Woods)	5.700	09/01/2016	09/01/2013	A	56,111
15,000	Chula Vista, CA Community Facilities District (Eastlake Woods)	6.100	09/01/2021	09/01/2011	A	15,178
10,000	Chula Vista, CA Improvement Bond Act 1915 Assessment District No. 94-1 (Eastlake)	7.000	09/02/2015	09/02/2008	A	10,313
9,000,000	Chula Vista, CA Industrial Devel. (San Diego Gas & Electric Company)	5.000	12/01/2027	12/01/2027		8,207,910
240,000	Chula Vista, CA Redevel. Agency[1]	5.375	09/01/2029	09/01/2012	A	246,694
60,000	Chula Vista, CA Special Tax	7.625	09/01/2029	09/01/2009	A	64,895
750,000	Coalinga, CA Regional Medical Center COP[1]	5.000	09/01/2014	08/12/2011	B	821,940
25,000	Colton, CA Community Facilities District Special Tax	5.800	09/01/2018	10/14/2016	B	24,999
175,000	Colton, CA Joint Unified School District	5.700	09/01/2034	10/17/2030	B	159,364
50,000	Colton, CA Joint Unified School District COP[1]	5.100	06/01/2020	12/01/2008	A	50,367
45,000	Colton, CA Public Financing Authority[1]	5.300	08/01/2027	08/01/2010	A	45,330
50,000	Colton, CA Public Financing Authority, Series B	5.875	08/01/2027	04/28/2019	B	47,427
20,000	Colton, CA Redevel. Agency (West Valley)	6.375	09/01/2035	01/23/2032	B	19,998
40,000	Concord, CA Joint Powers Financing Authority (Concord Police Facilities)	5.250	08/01/2019	08/01/2008	A	40,029
20,000	Contra Costa County, CA Public Financing Authority (Pleasant Hill Bart)	5.125	08/01/2019	09/05/2017	B	19,548
3,075,000	Contra Costa County, CA Special Tax Community Facilities District	5.580	08/01/2016	06/28/2010	C	3,085,086
25,000	Contra Costa, CA Community College District COP (Diablo Valley College)[1]	6.000	06/01/2021	12/01/2008	A	25,032

				Effective
Principal				Maturity*
Amount		Coupon	Maturity	(Unaudited)		Value

California Continued
$100,000	Corona, CA Redevel. Agency Tax Allocation[1]	5.400%	09/01/2011	09/01/2008	A	$100,225
25,000	Corona, CA Redevel. Agency Tax Allocation[1]	5.500	09/01/2016	09/01/2008	A	25,058
15,000	Corona-Norco, CA Unified School District	5.625	09/01/2033	01/09/2030	B	13,548
100,000	Corona-Norco, CA Unified School District[1]	5.750	09/01/2014	09/01/2008	A	100,259
20,000	Costa Mesa, CA COP	5.750	12/01/2012	12/01/2008	A	20,071
55,000	Crescent City, CA Public Financing Authority	7.750	09/15/2012	09/15/2008	A	55,128
20,000	Cypress, CA Improvement Bond Act 1915 (Business & Professional Center)	5.700	09/02/2022	08/17/2018	B	19,197
20,000	Davis, CA Joint Unified School District Special Tax	5.300	08/15/2024	08/15/2008	A	20,234
20,000	Davis, CA Public Facilities Financing Authority (Local Agency)[1]	5.750	09/01/2029	09/01/2008	A	20,432
10,000	Del Mar, CA Unified School District	5.875	09/01/2029	10/13/2027	B	9,546
45,000	Dixon, CA Public Financing Authority[1]	5.150	09/02/2020	09/02/2008	A	45,087
40,000	Dixon, CA Public Financing Authority	5.700	09/02/2020	10/13/2017	B	39,249
480,000	Downey, CA Community Devel. Commission Tax Allocation (Downey Redevel.)[1]	5.125	08/01/2020	08/01/2008	A	485,371
245,000	Duarte, CA COP (Hope National Medical Center)[1]	5.250	04/01/2024	05/08/2022	B	221,975
205,000	Duarte, CA Hsg. (Heritage Park Apartments)[1]	5.850	05/01/2030	11/01/2009	A	204,479
25,000	East Side CA Union High School District[1]	5.250	09/01/2025	09/01/2008	A	25,044
90,000	Eastern CA Municipal Water District Community Facilities Special Tax (Crown Valley Village)	5.500	09/01/2028	09/14/2027	B	81,144
65,000	Eastern CA Municipal Water District Community Facilities Special Tax (Crown Valley Village)	5.625	09/01/2034	04/30/2032	B	58,533
50,000	Eastern CA Municipal Water District Community Facilities Special Tax (Promontory Park)	5.500	09/01/2024	03/24/2023	B	46,299
15,000	Eastern CA Municipal Water District Improvement Bond Act 1915	5.750	09/02/2020	09/02/2020		14,724
140,000	El Dorado County, CA Special Tax	6.250	09/01/2029	09/01/2011	A	141,100
25,000	Emeryville, CA Public Financing Authority	6.100	09/01/2012	09/01/2008	A	25,063
145,000	Emeryville, CA Public Financing Authority	6.200	09/01/2025	09/01/2008	A	145,017
20,000	Encinitas, CA Improvement Bond Act 1915	6.900	09/02/2017	09/01/2008	A	20,017
50,000	Fairfax, CA GO	6.100	08/01/2025	08/01/2008	A	50,625
25,000	Fairfield, CA Improvement Bond Act 1915 (Green Valley Road/Mangels Blvd.)	7.200	09/02/2009	09/02/2008	A	25,831
5,000	Fairfield, CA Improvement Bond Act 1915 (Green Valley Road/Mangels Blvd.)	7.375	09/02/2018	09/02/2008	A	5,157
15,000	Florin, CA Resource Conservation District COP[7]	6.000	02/01/2029	04/03/2027	B	14,394
10,000	Folsom, CA Improvement Bond Act 1915	6.500	09/02/2013	09/02/2008	A	10,013

STATEMENT OF INVESTMENTS Continued

				Effective
Principal				Maturity*
Amount		Coupon	Maturity	(Unaudited)		Value

California Continued
$20,000	Folsom, CA Public Financing Authority	5.000%	11/01/2028	09/25/2024	B	$19,477
25,000	Folsom, CA Public Financing Authority	5.400	09/02/2020	08/14/2017	B	23,650
25,000	Folsom, CA Public Financing Authority	5.625	09/02/2020	06/15/2017	B	24,463
30,000	Folsom, CA Public Financing Authority	6.400	09/02/2009	09/02/2008	A	30,083
10,000	Folsom, CA Public Financing Authority	6.875	09/02/2019	09/02/2008	A	10,010
25,000	Folsom, CA Public Financing Authority	7.200	09/02/2019	09/02/2008	A	25,026
30,000	Folsom, CA Special Tax Community Facilities District No. 7	6.000	09/01/2024	08/22/2020	B	29,498
265,000	Fontana, CA Special Tax (Citrus)	5.000	09/01/2020	09/01/2020		240,848
10,000	Fontana, CA Special Tax Community Facilities District No. 4	7.125	10/01/2015	10/01/2008	A	10,032
25,000	Fowler, CA Public Financing Authority	6.750	09/15/2023	09/15/2009	A	25,468
30,000	Fremont, CA Unified School District[1]	5.250	09/01/2016	09/01/2008	A	30,662
25,000	Fresno, CA Unified School District COP[1]	4.625	05/01/2011	11/01/2008	A	25,112
100,000	Fresno, CA Water System, Series A	5.000	06/01/2024	05/27/2022	B	98,064
25,000	Fullerton, CA Community Facilities District No. 1 Special Tax (Amerige Heights)	6.200	09/01/2032	09/01/2012	A	25,263
80,000	Fullerton, CA School District Special Tax	6.300	09/01/2023	09/01/2013	A	82,049
10,000	Galt, CA Improvement Bond Act 1915	5.900	09/02/2022	09/02/2022		9,929
50,000	Garden Grove, CA COP (Bahia Village/Emerald Isle)[1]	5.700	08/01/2023	08/01/2008	A	50,207
50,000	Garden Grove, CA Hsg. Authority (Rose Garden)	6.375	07/01/2012	12/25/2010	B	49,758
20,000	Granada, CA Sanitation District Improvement Bond Act 1915	6.125	09/02/2022	03/02/2011	A	20,105
950,000	Grass Valley, CA Redevel. Agency Tax Allocation	6.400	12/01/2034	12/01/2008	A	974,719
15,000	Greenfield, CA Redevel. Agency	6.000	02/01/2029	02/01/2012	A	15,016
10,000	Hawthorne, CA Community Redevel. Agency Special Tax	6.450	10/01/2017	10/01/2008	A	10,298
10,000	Hawthorne, CA Community Redevel. Agency Special Tax	6.600	10/01/2019	10/01/2008	A	10,286
880,000	Hawthorne, CA Community Redevel. Agency Special Tax	6.750	10/01/2025	10/01/2012	A	902,290
145,000	Hawthorne, CA Parking Authority	8.000	09/01/2015	09/01/2008	A	149,350
135,000	Hawthorne, CA Parking Authority	8.125	09/01/2019	09/01/2008	A	135,813
45,000	Hayward, CA Improvement Bond Act 1915	7.100	09/02/2018	09/01/2008	A	45,047
50,000	Hayward, CA Public Finance Authority (Hayward Water System)[1]	5.000	06/01/2011	12/01/2008	A	50,092
50,000	Hayward, CA Public Finance Authority (Hayward Water System)[1]	5.100	06/01/2013	12/01/2008	A	50,096
40,000	Healdsburg, CA Community Redevel. Agency (Sotoyome Community Devel.)[1]	5.250	12/01/2025	12/01/2008	A	40,048

				Effective
Principal				Maturity*
Amount		Coupon	Maturity	(Unaudited)		Value

California Continued
$2,000,000	Hesperia, CA Public Financing Authority, Tranche A	6.250%	09/01/2035	09/01/2035		$1,970,340
2,250,000	Hi-Desert, CA Memorial Health Care District	5.500	10/01/2015	10/01/2008	A	2,251,575
10,000	Hollister, CA Improvement Bond Act 1915	7.125	09/02/2022	09/02/2008	A	10,308
15,000	Huntington Beach, CA Community Facilities District	5.400	10/01/2020	10/01/2011	A	15,003
20,000	Huntington Beach, CA Community Facilities District Special Tax	6.250	09/01/2027	04/14/2026	B	19,899
25,000	Huntington Beach, CA Public Financing Authority[1]	5.500	12/15/2022	12/15/2008	A	25,230
10,000	Huntington Beach, CA Public Financing Authority[1]	5.500	12/15/2027	12/15/2008	A	10,067
35,000	Imperial County, CA Special Tax	6.500	09/01/2031	03/04/2026	B	34,853
50,000	Indio, CA Community Facilities District Special Tax (Talavera)	5.000	09/01/2017	09/01/2017		48,455
100,000	Indio, CA Hsg. (Olive Court Apartments)[1]	6.375	12/01/2026	12/01/2009	A	100,563
20,000	Indio, CA Improvement Bond Act 1915	6.350	09/02/2027	09/02/2014	A	20,456
20,000	Indio, CA Improvement Bond Act 1915	6.375	09/02/2027	09/02/2014	A	20,088
25,000	Industry, CA Urban Devel. Agency[1]	5.000	05/01/2024	05/01/2020	A	25,534
16,740,000	Inland, CA Empire Tobacco Securitization Authority (TASC)	4.625	06/01/2021	06/23/2013	B	15,402,976
150,000	Irvine, CA Improvement Bond Act 1915	5.550	09/02/2026	06/15/2023	B	144,024
20,000	Irvine, CA Improvement Bond Act 1915	5.600	09/02/2022	11/21/2019	B	19,737
30,000	Irvine, CA Improvement Bond Act 1915	5.625	09/02/2024	04/30/2022	B	29,377
25,000	Irvine, CA Mobile Home Park (Meadows Mobile Home Park)	6.050	03/01/2028	02/23/2024	B	23,866
100,000	Irvine, CA Unified School District Special Tax Community Facilities District No. 86-1[1]	5.500	11/01/2013	11/01/2008	A	102,226
30,000	Jefferson, CA Union High School District	5.000	08/01/2024	08/01/2009	A	30,101
25,000	Jefferson, CA Union High School District	5.125	08/01/2029	08/01/2009	A	25,030
80,000	Jurupa, CA Community Facilities District Special Tax	5.875	09/01/2033	03/26/2029	B	74,831
50,000	Jurupa, CA Community Services District COP	5.125	09/01/2013	09/01/2008	A	50,051
20,000	Jurupa, CA Community Services District Special Tax	6.125	09/01/2032	08/26/2028	B	20,029
70,000	Kern County, CA (Fire Dept.) COP[1]	5.250	05/01/2013	11/01/2008	A	70,490
50,000	Kern County, CA (Fire Dept.) COP[1]	5.250	05/01/2015	11/01/2008	A	50,350
25,000	King, CA Community Devel. Agency Tax Allocation (King City Redevel.)	7.000	09/01/2021	09/01/2008	A	25,022
5,000	Kingsburg, CA Public Financing Authority	7.800	09/15/2010	09/15/2008	A	5,016
15,000	Kingsburg, CA Public Financing Authority	8.000	09/15/2021	09/15/2008	A	15,022
100,000	La Canada Flintridge, CA (City Hall Acquisition) COP[1]	5.250	12/01/2021	12/01/2008	A	100,630

STATEMENT OF INVESTMENTS Continued

				Effective
Principal				Maturity*
Amount		Coupon	Maturity	(Unaudited)		Value

California Continued
$30,000	La Habra, CA Redevel. Agency Community Facilities District	6.000%	09/01/2014	09/02/2008	A	$30,025
10,000	La Habra, CA Redevel. Agency Community Facilities District	6.000	09/01/2019	09/02/2008	A	10,000
55,000	La Mesa, CA Improvement Bond Act 1915	5.750	09/02/2023	08/18/2019	B	52,776
315,000	La Quinta, CA Redevel. Agency Tax Allocation[1]	5.200	09/01/2028	09/01/2009	A	315,775
15,000	La Verne, CA COP[1]	6.000	11/01/2018	11/01/2008	A	15,121
1,835,000	Lake Elsinore, CA Improvement Bond Act 1915	7.000	09/02/2030	09/02/2010	A	1,909,207
60,000	Lake Elsinore, CA School Financing Authority[1]	6.000	09/01/2011	09/01/2008	A	60,085
500,000	Lake Elsinore, CA Special Tax	5.100	09/01/2022	04/17/2021	B	464,555
1,135,000	Lake Elsinore, CA Unified School District	5.300	09/01/2026	11/01/2024	B	1,040,375
50,000	Lammersville, CA School District Community Facilities District (Mountain House)	6.300	09/01/2024	09/01/2012	A	50,513
60,000	Lancaster, CA Community Facilities District Special Tax	6.000	10/01/2016	10/01/2010	A	60,557
20,000	Lancaster, CA Redevel. Agency (Desert Sands Mobile Home Park)	6.375	11/01/2027	11/01/2009	A	20,074
115,000	Lathrop, CA Financing Authority (Water Supply)	5.700	06/01/2019	06/01/2019		112,189
15,000	Lathrop, CA Financing Authority (Water Supply)	5.750	06/01/2020	06/01/2020		14,616
50,000	Lathrop, CA Financing Authority (Water Supply)	5.900	06/01/2023	06/01/2023		48,530
1,440,000	Lathrop, CA Financing Authority (Water Supply)	5.900	06/01/2027	12/26/2025	B	1,407,082
1,075,000	Lathrop, CA Financing Authority (Water Supply)	6.000	06/01/2035	03/21/2032	B	1,064,282
10,000	Lathrop, CA Improvement Bond Act 1915	6.000	09/02/2021	09/02/2021		9,879
15,000	Lathrop, CA Improvement Bond Act 1915 (Louise Avenue)	6.875	09/02/2017	09/01/2008	A	15,460
10,000	Lathrop, CA Improvement Bond Act 1915 (Mossdale Village)	6.000	09/02/2023	09/02/2023		9,800
60,000	Lathrop, CA Improvement Bond Act 1915 (Mossdale Village)	6.125	09/02/2028	10/15/2026	B	58,609
150,000	Lincoln, CA Improvement Bond Act 1915 Public Financing Authority (Twelve Bridges)	6.200	09/02/2025	09/02/2011	A	151,181
10,000	Lincoln, CA Public Financing Authority (Public Safety & Corp. Yard)[1]	5.000	08/01/2028	11/26/2024	B	9,913
25,000	Lincoln, CA Public Financing Authority (Twelve Bridges)	6.125	09/02/2027	09/02/2011	A	25,134
25,000	Livermore, CA Capital Projects Financing Authority	5.650	09/02/2016	09/01/2008	A	25,246

				Effective
Principal				Maturity*
Amount		Coupon	Maturity	(Unaudited)		Value

California Continued
$15,000	Livermore, CA Community Facilities District Special Tax (Tri Valley Tech Park)	5.750%	09/01/2012	09/01/2010	A	$15,312
50,000	Livermore, CA Community Facilities District Special Tax (Tri Valley Tech Park)	6.400	09/01/2026	09/01/2010	A	50,119
15,000	Livermore, CA Community Facilities District Special Tax (Tri Valley Tech Park)	6.400	09/01/2030	09/01/2010	A	15,027
50,000	Long Beach, CA Airport COP[1]	5.000	06/01/2016	12/01/2008	A	50,088
50,000	Long Beach, CA Bond Finance Authority (Civic Center)[1]	5.000	10/01/2027	10/01/2009	A	50,002
25,000	Long Beach, CA Special Tax (Pike)	6.250	10/01/2026	02/25/2023	B	25,184
35,000	Long Beach, CA Special Tax (Pine Avenue)	6.375	09/01/2023	09/01/2011	A	35,357
20,000	Long Beach, CA Unified School District	5.300	08/01/2018	08/01/2008	A	20,040
50,000	Long Beach, CA Unified School District	5.500	08/01/2029	08/01/2008	A	50,068
10,000	Los Angeles County, CA Community Facilities District No. 4 Special Tax	7.750	09/01/2017	09/01/2008	A	10,017
50,000	Los Angeles County, CA COP (Insured Health Clinic)[1]	5.750	01/01/2024	01/01/2009	A	50,031
85,000	Los Angeles County, CA COP (Insured Health Clinic)[1]	5.800	12/01/2023	12/01/2008	A	85,320
10,000	Los Angeles County, CA Metropolitan Transportation Authority[1]	5.000	07/01/2015	07/01/2009	A	10,335
25,000	Los Angeles County, CA Metropolitan Transportation Authority[1]	5.000	07/01/2023	07/01/2010	A	25,222
5,000	Los Angeles County, CA Metropolitan Transportation Authority	5.000	07/01/2023	07/01/2009	A	5,015
100,000	Los Angeles, CA Community Facilities District Special Tax (Cascade Business Park)	6.400	09/01/2022	09/01/2009	A	100,497
45,000	Los Angeles, CA Community Redevel. Agency (Angeles Plaza)[1]	7.400	06/15/2010	06/15/2009		46,038
25,000	Los Angeles, CA Community Redevel. Agency (Cinerama Dome Public Parking)	5.700	07/01/2020	07/01/2020		22,940
40,000	Los Angeles, CA Community Redevel. Agency (Grand Central Square)[1]	5.100	12/01/2015	11/01/2008	A	40,002
50,000	Los Angeles, CA Community Redevel. Agency (Grand Central Square)[1]	5.200	12/01/2017	12/01/2017		49,997
50,000	Los Angeles, CA Community Redevel. Agency (Grand Central Square)[1]	5.200	12/01/2018	12/01/2018		49,736
120,000	Los Angeles, CA Community Redevel. Agency (Grand Central Square)[1]	5.200	12/01/2019	12/01/2019		118,016
35,000	Los Angeles, CA Community Redevel. Agency (Grand Central Square)[1]	5.250	12/01/2020	12/01/2020		34,203
55,000	Los Angeles, CA Community Redevel. Agency (Grand Central Square)[1]	5.250	12/01/2021	12/01/2021		53,466

STATEMENT OF INVESTMENTS Continued

				Effective
Principal				Maturity*
Amount		Coupon	Maturity	(Unaudited)		Value

California Continued
$25,000	Los Angeles, CA Community Redevel. Agency (Hoover Redevel.)[1]	5.500%	09/01/2014	09/01/2008	A	$25,058
140,000	Los Angeles, CA Dept. of Airports (Los Angeles International Airport)[1]	5.500	05/15/2009	11/15/2008	A	140,283
15,000	Los Angeles, CA Dept. of Airports (Los Angeles International Airport)[1]	5.500	05/15/2015	11/15/2008	A	15,030
20,000	Los Angeles, CA Dept. of Airports (Los Angeles International Airport)[1]	5.625	05/15/2012	11/15/2008	A	20,042
60,000	Los Angeles, CA Dept. of Airports (Los Angeles International Airport)[1]	5.625	05/15/2013	11/15/2008	A	60,126
15,000	Los Angeles, CA Dept. of Water & Power[1]	4.750	08/15/2017	08/15/2008	A	15,024
10,000	Los Angeles, CA Dept. of Water & Power	4.750	10/15/2020	10/15/2008	A	10,016
5,000	Los Angeles, CA Dept. of Water & Power[1]	5.000	07/01/2024	07/01/2009	A	5,048
5,000	Los Angeles, CA Hsg. Authority (Multifamily)[1]	5.750	01/01/2024	01/01/2009	A	5,020
75,000	Los Angeles, CA Mtg. (Section 8)[1]	5.350	07/01/2022	01/01/2009	A	75,038
25,000	Los Angeles, CA Mtg. (Section 8)[1]	6.500	07/01/2022	09/01/2008	A	25,342
30,000	Los Angeles, CA Multifamily Hsg. (Arminta North & South)[1]	7.700	06/20/2028	12/20/2008	A	31,195
45,000	Los Angeles, CA Multifamily Hsg. (Earthquake Rehabilitation)[1]	5.900	01/01/2030	07/01/2009	A	45,009
10,000	Los Angeles, CA Multifamily Hsg. (Palms Apartments)	5.300	07/01/2018	07/01/2010	A	10,413
1,200,000	Los Angeles, CA Multifamily Hsg. (Park Plaza West)	5.500	01/20/2043	01/06/2038	B	1,127,904
100,000	Los Angeles, CA Regional Airports Improvement Corp. (Laxfuel Corp.)[1]	5.250	01/01/2023	07/07/2022	B	96,948
75,000	Los Banos, CA Sewer System COP[1]	5.000	12/01/2019	12/01/2008	A	75,141
15,000	Los Banos, CA Unified School District COP[1]	5.625	08/01/2016	08/01/2008	A	15,037
25,000	Madera County, CA COP (Valley Children’s Hospital)[1]	5.000	03/15/2023	03/15/2010	A	25,134
325,000	Madera County, CA COP (Valley Children’s Hospital)[1]	5.750	03/15/2028	09/15/2008	A	325,536
50,000	Mammoth Lakes, CA Community Facilities District (North Village Area)	5.750	10/01/2033	09/17/2029	B	45,987
20,000	Manhattan Beach, CA Water & Wastewater Authority COP[1]	5.750	09/01/2020	09/01/2008	A	20,049
10,000	Martinez, CA Mtg. (Ridgecrest Apartments)[1]	5.625	07/01/2025	01/01/2009	A	10,006
25,000	Menifee, CA Union School District Special Tax	6.050	09/01/2026	10/14/2024	B	24,264
125,000	Mill Valley, CA COP (The Redwoods)[1]	5.750	12/01/2020	12/01/2008	A	126,280
10,000	Milpitas, CA Improvement Bond Act 1915	5.700	09/02/2018	10/11/2016	B	9,875
395,000	Modesto, CA Irrigation District COP[1]	5.300	07/01/2022	01/01/2009	A	395,600
3,080,000	Modesto, CA Irrigation District COP[1]	5.300	07/01/2022	01/01/2009	A	3,080,955

				Effective
Principal				Maturity*
Amount		Coupon	Maturity	(Unaudited)		Value

California Continued
$25,000	Monrovia, CA Redevel. Agency Public Parking Facilities[1]	5.200%	04/01/2013	10/01/2008	A	$25,049
10,000	Montclair, CA Redevel. Agency Mobile Home Park (Augusta Homes Villa Del Arroyo)	6.100	11/15/2037	09/06/2034	B	9,646
25,000	Montclair, CA Redevel. Agency Mobile Home Park (Hacienda Mobile Home Park)	6.000	11/15/2029	02/08/2027	B	24,224
20,000	Montclair, CA Redevel. Agency Mobile Home Park (Villa Mobile Home Park)	6.100	06/15/2029	07/16/2023	B	19,409
10,000	Montebello, CA Community Redevel. Agency (South Montebello)	5.500	09/01/2022	03/27/2021	B	9,533
5,000	Monterey County, CA Hsg. Authority (Parkside Manor Apartments)[1]	6.000	01/01/2029	10/01/2010	C	4,765
10,000	Monterey, CA Joint Powers Financing Authority (Materials Recovery Facilities)	5.500	03/01/2010	09/01/2008	A	10,074
30,000	Monterey, CA Joint Powers Financing Authority (Materials Recovery Facilities)	5.500	03/01/2011	09/01/2008	A	30,287
65,000	Monterey, CA Joint Powers Financing Authority (Materials Recovery Facilities)	5.600	03/01/2012	09/01/2008	A	65,776
50,000	Monterey, CA Joint Powers Financing Authority (Materials Recovery Facilities)	5.600	03/01/2013	09/01/2008	A	50,714
65,000	Monterey, CA Joint Powers Financing Authority (Materials Recovery Facilities)	5.700	03/01/2015	09/01/2008	A	66,234
20,000	Monterey, CA Joint Powers Financing Authority (Materials Recovery Facilities)	5.700	03/01/2016	09/01/2008	A	20,427
95,000	Moorpark, CA Mobile Home Park (Villa Del Arroyo)	6.300	05/15/2030	05/14/2026	B	93,606
110,000	Moorpark, CA Mobile Home Park (Villa Del Arroyo)	7.050	05/15/2035	08/17/2029	B	109,760
10,000	Moorpark, CA Mobile Home Park (VillaDel Arroyo)	7.000	05/15/2020	12/26/2008	A	10,001
140,000	Moorpark, CA Special Tax Community Facilities District No. 97-1	6.700	09/01/2027	09/01/2009	A	141,261
15,000	Morgan Hill, CA Improvement Bond Act 1915	5.600	09/02/2011	09/02/2008	A	15,013
125,000	Morgan Hill, CA Improvement Bond Act 1915	5.600	09/02/2018	04/30/2016	B	123,714
140,000	Morgan Hill, CA Improvement Bond Act 1915	5.650	09/02/2023	10/12/2021	B	134,863
350,000	Mountain View, CA Shoreline Regional Park Community[1]	5.500	08/01/2013	08/01/2008	A	350,805
205,000	Mountain View, CA Shoreline Regional Park Community[1]	5.500	08/01/2021	08/01/2008	A	205,371
10,000	Murrieta County, CA Water District	6.500	10/01/2015	10/01/2010	A	10,423
30,000	Murrieta County, CA Water District Special Tax Community Facilities District No. 88-1	6.700	12/01/2030	12/01/2010	A	30,518
10,000	Murrieta, CA Community Facilities District Special Tax (Blackmore Ranch)	6.100	09/01/2034	09/23/2027	B	9,640

STATEMENT OF INVESTMENTS Continued

					Effective
Principal					Maturity*
Amount		Coupon		Maturity	(Unaudited)		Value

California Continued
$20,000	Murrieta, CA Community Facilities District Special Tax (Bluestone)	6.300%		09/01/2031	05/06/2029	B	$19,948
700,000	Murrieta, CA Community Facilities District Special Tax (Bremerton)	5.625		09/01/2034	01/13/2031	B	650,370
105,000	Murrieta, CA Community Facilities District Special Tax (Murrieta Springs)	5.500		09/01/2034	10/09/2032	B	91,944
55,000	Murrieta, CA Improvement Bond Act 1915	6.375		09/01/2031	09/01/2013	A	56,069
50,000	Murrieta, CA Water Public Financing Authority[1]	5.700		10/01/2021	10/01/2008	A	50,261
1,020,000	Napa-Vallejo, CA Waste Management Authority (Solid Waste Transfer Facility)	5.300		02/15/2012	02/15/2012		1,019,490
10,000	Needles, CA Public Utility Authority	6.350		02/01/2012	02/01/2009	A	10,096
190,000	Needles, CA Public Utility Authority	6.650		02/01/2032	02/01/2009	A	190,631
40,000	New Haven, CA Unified School District	5.250	[2]	08/01/2018	08/01/2018		23,834
15,000	Northern CA Power Agency (Hydroelectric)[1]	5.000		07/01/2018	01/01/2009	A	15,175
5,000	Northern CA Power Agency (Hydroelectric)	5.200		07/01/2032	07/01/2010	A	5,008
2,680,000	Northern CA Tobacco Securitization Authority (TASC)[1]	4.750		06/01/2023	07/18/2011	C	2,442,230
35,000	Novato, CA GO1	5.000		08/01/2012	08/01/2008	A	35,359
30,000	Oakdale, CA Public Financing Authority Tax Allocation (Central City Redevel.)	5.900		06/01/2014	12/01/2008	A	30,260
10,000	Oakdale, CA Public Financing Authority Tax Allocation (Central City Redevel.)	6.000		06/01/2019	06/01/2009	A	10,014
50,000	Oakdale, CA Public Financing Authority Tax Allocation (Central City Redevel.)	6.100		06/01/2027	03/29/2024	B	48,767
25,000	Ontario, CA Improvement Bond Act 1915	6.800		09/02/2013	09/02/2008	A	25,040
25,000	Orange County, CA Community Facilities District (Ladera Ranch)	5.550		08/15/2033	06/02/2029	B	24,369
15,000	Orange County, CA Improvement Bond Act 1915	5.500		09/02/2016	09/02/2008	A	15,002
10,000	Orange County, CA Improvement Bond Act 1915 (Irvine Coast Assessment)	5.375		09/02/2012	09/02/2008	A	10,008
115,000	Orange County, CA Improvement Bond Act 1915 (Irvine Coast Assessment)	5.500		09/02/2018	03/08/2018	B	114,949
20,000	Orange County, CA Improvement Bond Act 1915 (Irvine Coast Assessment)	5.850		09/02/2013	09/02/2008	A	20,519
55,000	Oroville, CA Hospital[1]	5.400		12/01/2022	12/01/2008	A	55,020
1,415,000	Oxnard, CA Harbor District[1]	5.550		08/01/2013	08/01/2009	A	1,420,250
25,000	Oxnard, CA Improvement Bond Act 1915	5.625		09/02/2027	10/10/2025	B	24,176
40,000	Oxnard, CA School District COP	5.550		08/01/2021	08/01/2008	A	40,158
20,000	Oxnard, CA School District, Series A	5.250		08/01/2027	07/24/2023	B	20,157
10,000	Oxnard, CA Special Tax Community Facilities District No. 1	6.000		09/01/2027	04/13/2026	B	10,026
25,000	Palm Desert, CA Financing Authority[1]	5.200		10/01/2028	10/01/2009	A	25,066

				Effective
Principal				Maturity*
Amount		Coupon	Maturity	(Unaudited)		Value

California Continued
$250,000	Palm Springs, CA Airport Passenger Facilities (Palm Springs International Airport)	6.000%	07/01/2018	08/09/2016	B	$247,505
45,000	Palm Springs, CA Financing Authority (Palm Springs Regional Airport)[1]	5.500	01/01/2028	01/01/2010	A	44,732
125,000	Palmdale, CA Community Facilities District Special Tax	5.400	09/01/2035	10/09/2033	B	94,409
250,000	Palmdale, CA Community Redevel. Agency	5.750	08/01/2009	08/01/2008	A	250,525
100,000	Palo Alto, CA Improvement Bond Act 1915 (University Ave. Area)[1]	5.100	09/02/2024	03/02/2013	A	102,001
100,000	Palo Alto, CA Improvement Bond Act 1915 (University Ave. Area)[1]	5.125	09/02/2025	03/02/2013	A	101,566
45,000	Palo Alto, CA Improvement Bond Act 1915 (University Ave. Area)[1]	5.700	09/02/2018	03/02/2014	A	45,221
25,000	Pasadena, CA Public Financing Authority (Orange Grove & Villa-Parke)	5.450	06/01/2012	12/01/2008	A	25,070
275,000	Perris, CA Community Facilities District Special Tax	6.375	09/01/2032	01/28/2029	B	275,666
60,000	Perris, CA Public Financing Authority	5.750	09/01/2024	10/14/2021	B	59,593
160,000	Perris, CA Public Financing Authority	7.875	09/01/2025	09/01/2008	A	160,179
20,000	Perris, CA Public Financing Authority, Series A	6.125	09/01/2034	09/01/2016	A	20,106
10,000	Petaluma, CA Improvement Bond Act 1915	6.000	09/02/2020	03/02/2009	A	10,007
60,000	Pittsburg, CA Improvement Bond Act 1915	6.300	09/02/2025	09/02/2008	A	60,005
10,000	Pittsburg, CA Improvement Bond Act 1915	6.350	09/02/2031	05/10/2029	B	9,999
20,000	Pittsburg, CA Improvement Bond Act 1915 (San Marco Phase I)	6.350	09/02/2031	01/27/2028	B	20,022
50,000	Pittsburg, CA Infrastructure Financing Authority	5.850	09/02/2015	09/02/2010	A	50,371
130,000	Pittsburg, CA Infrastructure Financing Authority, Series B	6.000	09/02/2024	02/03/2020	B	129,132
45,000	Placentia, CA Public Financing Authority[1]	5.450	09/01/2015	09/01/2008	A	45,101
10,000	Placer County, CA Community Facilities District	6.500	09/01/2026	09/01/2012	A	10,083
5,000	Placer County, CA Community Facilities District Special Tax No. 2001-1 (Dry Creek)	6.300	09/01/2019	09/01/2010	A	5,093
10,000	Pleasant Hill, CA Special Tax Downtown Community Facilities District No. 1	5.875	09/01/2025	03/29/2024	B	9,604
50,000	Pomona, CA Unified School District[1]	5.100	08/01/2028	08/01/2008	A	50,059
515,000	Port of Oakland, CA Series K1	5.750	11/01/2021	05/01/2010	A	515,500
100,000	Port Redwood City, CA GO1	5.400	06/01/2019	01/24/2017	B	99,144
20,000	Poway, CA Public Financing Authority (Water Services)[1]	5.500	11/01/2015	11/01/2008	A	20,047
30,000	Poway, CA Unified School District Special Tax Community Facilities District No. 10	5.750	09/01/2032	03/01/2028	B	28,339
25,000	Poway, CA Unified School District Special Tax Community Facilities District No. 10	5.950	09/01/2018	09/01/2009	A	25,166

STATEMENT OF INVESTMENTS Continued

				Effective
Principal				Maturity*
Amount		Coupon	Maturity	(Unaudited)		Value

California Continued
$35,000	Poway, CA Unified School District Special Tax Community Facilities District No. 10	6.100%	09/01/2031	03/24/2029	B	$34,720
200,000	Poway, CA Unified School District Special Tax Community Facilities District No. 6[1]	5.600	09/01/2033	06/18/2030	B	196,030
10,000	Rancho Cucamonga, CA Public Finance Authority	6.000	09/02/2020	09/02/2011	A	10,037
20,000	Rancho Mirage, CA Improvement Bond Act 1915	5.500	09/02/2024	05/02/2022	B	18,519
30,000	Rancho Mirage, CA Improvement Bond Act 1915	5.750	09/02/2022	03/28/2021	B	29,361
35,000	Rancho Santa Fe, CA Community Services District Special Tax	6.600	09/01/2020	09/01/2010	A	35,609
440,000	Rancho Santa Fe, CA Community Services District Special Tax	6.700	09/01/2030	09/01/2010	A	445,980
25,000	Redding, CA Improvement Bond Act 1915 (Tierra Oaks Assessment District 1993-1)	7.000	09/02/2013	09/02/2008	A	25,793
10,000	Redlands, CA Community Facilities District	5.850	09/01/2033	05/27/2031	B	9,323
100,000	Redwood City, CA Special Tax	5.750	09/01/2027	06/20/2024	B	93,463
50,000	Reedley, CA COP (Sierra View Homes)[1]	5.850	03/01/2021	09/01/2008	A	50,110
50,000	Rialto, CA Special Tax Community Facilities District No. 2006-1	5.000	09/01/2016	09/01/2016		48,116
25,000	Rialto, CA Special Tax Community Facilities District No. 2006-1	5.050	09/01/2017	09/01/2017		23,898
65,000	Rialto, CA Special Tax Community Facilities District No. 2006-1	5.125	09/01/2018	09/01/2018		61,968
100,000	Rialto, CA Special Tax Community Facilities District No. 2006-1	5.200	09/01/2019	09/01/2019		94,865
100,000	Rialto, CA Special Tax Community Facilities District No. 2006-1	5.250	09/01/2020	09/01/2020		94,558
50,000	Rialto, CA Special Tax Community Facilities District No. 2006-1	5.250	09/01/2021	09/01/2021		46,782
80,000	River Islands, CA Public Financing Authority	6.000	09/01/2027	06/21/2024	B	76,966
100,000	River Islands, CA Public Financing Authority	6.150	09/01/2035	06/23/2032	B	92,286
250,000	Riverside County, CA Community Facilities District Special Tax	5.000	09/01/2012	09/01/2012		250,493
15,000	Riverside County, CA Community Facilities District Special Tax	6.000	09/01/2030	05/01/2028	B	14,354
150,000	Riverside County, CA Community Facilities District Special Tax No. 87-1	5.100	09/01/2013	09/01/2013		149,855
215,000	Riverside County, CA Community Facilities District Special Tax No. 87-1	5.150	09/01/2014	09/01/2014		214,226
385,000	Riverside County, CA Community Facilities District Special Tax No. 87-1	5.200	09/01/2015	09/01/2015		380,076

				Effective
Principal				Maturity*
Amount		Coupon	Maturity	(Unaudited)		Value

California Continued
$225,000	Riverside County, CA Community Facilities District Special Tax No. 87-1	5.250%	09/01/2016	09/01/2016		$220,282
1,255,000	Riverside County, CA Community Facilities District Special Tax No. 87-1	5.500	09/01/2020	03/27/2019	B	1,197,910
335,000	Riverside County, CA Community Facilities District Special Tax No. 88-8	4.950	09/01/2008	09/01/2008		335,389
370,000	Riverside County, CA Community Facilities District Special Tax No. 88-8	5.150	09/01/2010	09/01/2010		376,168
200,000	Riverside County, CA Community Facilities District Special Tax No. 88-8	5.300	09/01/2011	09/01/2011		203,428
210,000	Riverside County, CA Community Facilities District Special Tax No. 88-8	5.350	09/01/2012	09/01/2012		213,410
430,000	Riverside County, CA Community Facilities District Special Tax No. 88-8	5.400	09/01/2013	09/01/2013		435,981
450,000	Riverside County, CA Community Facilities District Special Tax No. 88-8	5.450	09/01/2014	09/01/2014		455,900
475,000	Riverside County, CA Community Facilities District Special Tax No. 88-8	5.500	09/01/2015	09/01/2015		477,879
105,000	Riverside County, CA Public Financing Authority (Menifee Village)	7.150	09/01/2011	09/01/2008	A	105,231
505,000	Riverside County, CA Public Financing Authority COP	5.750	05/15/2019	05/15/2009	A	505,980
630,000	Riverside County, CA Public Financing Authority Improvement Bond Act 1915 (Rancho Village)	6.250	09/02/2013	06/18/2009	C	648,692
200,000	Riverside, CA Improvement Bond Act 1915 (Riverwalk Business)	6.250	09/02/2029	10/17/2027	B	198,712
15,000	Riverside, CA Improvement Bond Act 1915 (Sycamore Canyon Assessment District)	8.500	09/02/2012	09/02/2008	A	15,047
10,000	Riverside, CA Unified School District[1]	5.000	02/01/2027	08/07/2025	B	9,858
100,000	Riverside, CA Unified School District	5.350	09/01/2024	03/04/2024	B	91,562
90,000	Riverside, CA Unified School District	5.450	09/01/2025	10/10/2023	B	82,722
100,000	Riverside, CA Unified School District	5.500	09/01/2034	10/10/2032	B	88,363
80,000	Riverside, CA Unified School District	5.700	09/01/2034	01/01/2031	B	72,852
10,000	Riverside, CA Unified School District	6.000	09/01/2029	05/25/2023	B	9,590
20,000	Rocklin, CA Redevel. Agency Tax Allocation (Rocklin Redevel.)	5.500	09/01/2031	09/01/2031		19,589
25,000	Romoland, CA School District Special Tax	6.000	09/01/2033	11/10/2029	B	23,773
50,000	Romoland, CA School District Special Tax	6.375	09/01/2033	09/27/2026	B	50,068
50,000	Romoland, CA School District Special Tax	6.375	09/01/2033	06/04/2031	B	50,068
45,000	Roseville, CA Special Tax (North Central Community District)	5.800	09/01/2017	09/01/2011	A	45,382
20,000	Roseville, CA Special Tax (Stoneridge)	6.000	09/01/2020	09/01/2013	A	22,370

STATEMENT OF INVESTMENTS Continued

					Effective
Principal					Maturity*
Amount		Coupon		Maturity	(Unaudited)		Value

California Continued
$25,000	Sacramento County, CA COP[1]	5.375%		02/01/2019	08/01/2008	A	$25,302
1,000,000	Sacramento County, CA Hsg. Authority (Cottage Estates Apartments)[1]	6.000		02/01/2033	08/01/2012	A	1,002,110
20,000	Sacramento County, CA Sanitation District Financing Authority[1]	5.600		12/01/2017	12/01/2008	A	20,053
375,000	Sacramento, CA Cogeneration Authority[1]	5.200		07/01/2021	01/01/2009	A	375,563
10,000	Sacramento, CA Improvement Bond Act 1915 (Citywide Landscaping & Lighting)[1]	5.500		09/02/2016	09/02/2008	A	10,025
30,000	Sacramento, CA Municipal Utility District[1]	5.125		07/01/2022	07/01/2009	A	30,077
55,000	Sacramento, CA Municipal Utility District	5.750		11/15/2009	11/15/2008	A	57,488
20,000	Sacramento, CA Municipal Utility District[1]	8.000		11/15/2010	11/15/2008	A	20,550
70,000	Sacramento, CA Special Tax	5.700		12/01/2020	09/15/2017	B	68,069
30,000	Sacramento, CA Special Tax (North Natomas Community Facilities)	6.300		09/01/2026	03/01/2011	A	30,253
10,000	Saddleback Valley, CA Unified School District[1]	5.650		09/01/2017	09/01/2008	A	10,025
5,000	Saddleback Valley, CA Unified School District	7.200		12/01/2011	12/01/2008	A	5,046
95,000	Salida, CA Public Facilities Financing Agency[1]	5.250		09/01/2028	09/01/2009	A	95,283
100,000	Salinas, CA Improvement Bond Act 1915	5.450		09/02/2013	09/02/2013		101,167
50,000	Salinas, CA Improvement Bond Act 1915 (Bella Vista)	5.500		09/02/2013	09/02/2008	A	51,481
30,000	Salinas, CA Redevel. Agency Tax Allocation (Central City Revitalization)[1]	5.500		11/01/2010	11/01/2008	A	30,211
220,000	Salinas, CA Redevel. Agency Tax Allocation (Central City Revitalization)[1]	5.500		11/01/2023	11/01/2008	A	221,192
290,000	San Bernardino County, CA (Single Family Mtg.)	5.376	[2]	05/01/2031	05/01/2031		67,373
885,000	San Bernardino County, CA COP (Medical Center Financing)[1]	5.000		08/01/2026	02/04/2026	B	850,476
725,000	San Bernardino County, CA COP (Medical Center Financing)[1]	5.000		08/01/2028	08/01/2008	A	725,094
95,000	San Bernardino County, CA COP (Medical Center Financing)[1]	5.250		08/01/2016	08/01/2008	A	95,191
125,000	San Bernardino County, CA COP (Medical Center Financing)[1]	5.500		08/01/2019	08/01/2008	A	125,086
20,000	San Bernardino County, CA COP (Medical Center Financing)	5.500		08/01/2022	08/01/2008	A	20,034
305,000	San Bernardino County, CA COP (Medical Center Financing)[1]	5.500		08/01/2024	08/01/2008	A	305,116
60,000	San Bernardino County, CA Hsg. Authority (Glen Aire Mobile Home Park)	6.700		12/20/2041	11/20/2011	A	64,729
110,000	San Bernardino, CA Joint Powers Financing Authority (California Dept. of Transportation Lease)[1]	5.500		12/01/2020	12/01/2008	A	110,086

				Effective
Principal				Maturity*
Amount		Coupon	Maturity	(Unaudited)		Value

California Continued
$25,000	San Bernardino, CA Joint Powers Financing Authority (California Dept. of Transportation Lease)[1]	5.500%	12/01/2020	12/01/2008	A	$25,058
75,000	San Bernardino, CA Joint Powers Financing Authority (City Hall)[1]	5.600	01/01/2015	01/01/2009	A	75,917
150,000	San Bernardino, CA Joint Powers Financing Authority (Tax Allocation)	6.625	04/01/2026	04/01/2012	A	153,947
685,000	San Bernardino, CA Mountains Community Hospital District COP[7]	5.000	02/01/2017	03/07/2015	B	616,836
15,000	San Bernardino, CA Redevel. Agency (Ramona Senior Complex)	7.875	07/01/2025	12/17/2018	B	14,182
25,000	San Diego County, CA COP (Central Jail)[1]	5.000	10/01/2025	10/01/2009	A	24,884
95,000	San Diego County, CA COP (San Diego Hospital Assoc./Sharp Memorial Hospital Obligated Group)[1]	5.000	08/15/2018	08/15/2010	A	96,133
70,000	San Diego County, CA COP (San Diego Hospital Assoc./Sharp Memorial Hospital Obligated Group)[1]	5.000	08/15/2028	05/04/2024	B	68,354
10,000,000	San Diego, CA Certificates (Water Utility Fund)[1]	5.200	08/01/2024	08/01/2008	A	10,114,600
50,000	San Diego, CA COP (Balboa & Mission Bay Parks)[1]	5.500	11/01/2009	11/01/2008	A	50,107
25,000	San Diego, CA COP (Balboa & Mission Bay Parks)[1]	5.600	11/01/2010	11/01/2008	A	25,058
320,000	San Diego, CA COP (Balboa & Mission Bay Parks)[1]	5.600	11/01/2010	11/01/2008	A	320,707
35,000	San Diego, CA COP (Balboa & Mission Bay Parks)[1]	5.800	11/01/2016	11/01/2008	A	35,048
105,000	San Diego, CA COP (Balboa & Mission Bay Parks)[1]	6.000	11/01/2019	11/01/2008	A	105,133
25,000	San Diego, CA COP (Balboa & Mission Bay Parks)[1]	6.000	11/01/2020	11/01/2008	A	25,031
165,000	San Diego, CA Mtg. (Mariners Cove)[1]	5.800	09/01/2015	09/01/2008	A	165,249
65,000	San Diego, CA Public Facilities Financing Authority[1]	5.000	05/15/2015	11/15/2008	A	65,043
1,030,000	San Diego, CA Public Facilities Financing Authority[1]	5.000	05/15/2020	05/15/2009	A	1,030,041
1,285,000	San Diego, CA Public Facilities Financing Authority[1]	5.000	05/15/2025	06/20/2023	B	1,260,585
200,000	San Diego, CA Public Facilities Financing Authority[1]	5.200	05/15/2013	11/15/2008	A	200,220
2,115,000	San Diego, CA Public Facilities Financing Authority	5.250	05/15/2020	11/15/2008	A	2,116,332
25,000	San Diego, CA Public Facilities Financing Authority	5.250	05/15/2022	05/15/2009	A	25,038

STATEMENT OF INVESTMENTS Continued

				Effective
Principal				Maturity*
Amount		Coupon	Maturity	(Unaudited)		Value

California Continued
$25,000	San Diego, CA Public Facilities Financing Authority[1]	5.250%	05/15/2022	05/15/2009	A	$25,038
3,540,000	San Diego, CA Public Facilities Financing Authority[1]	5.250	05/15/2027	06/21/2025	B	3,531,327
70,000	San Diego, CA Public Facilities Financing Authority[1]	5.250	05/15/2027	06/21/2025	B	68,845
15,000	San Diego, CA Public Facilities Financing Authority[1]	5.375	05/15/2017	11/15/2008	A	15,086
10,000	San Diego, CA Redevel. Agency (Central Imperial)	6.600	10/01/2030	10/01/2010	A	10,183
120,000	San Diego, CA Sewer, Series A1	5.000	05/15/2013	11/15/2008	A	120,220
725,000	San Diego, CA Sewer, Series A1	5.250	05/15/2020	11/15/2008	A	728,930
35,000	San Diego, CA Sewer, Series A1	5.250	05/15/2020	11/15/2008	A	35,073
115,000	San Francisco, CA Bay Area Rapid Transit District[1]	5.000	07/01/2028	07/01/2010	A	115,496
55,000	San Francisco, CA City & County Airports Commission[1]	5.000	05/01/2017	05/01/2017		53,306
270,000	San Francisco, CA City & County Airports Commission[1]	5.000	05/01/2019	11/04/2018	B	261,984
70,000	San Francisco, CA City & County Airports Commission[1]	5.000	05/01/2021	05/01/2021		68,192
275,000	San Francisco, CA City & County Airports Commission[1]	5.000	05/01/2022	05/01/2022		265,953
130,000	San Francisco, CA City & County Airports Commission[1]	5.000	05/01/2023	11/23/2021	B	118,450
278,000	San Francisco, CA City & County Airports Commission[1]	5.000	05/01/2025	05/14/2024	B	265,821
230,000	San Francisco, CA City & County Airports Commission[1]	5.000	05/01/2028	05/14/2027	B	217,822
5,000	San Francisco, CA City & County Airports Commission[1]	5.000	05/01/2029	12/26/2026	B	4,728
30,000	San Francisco, CA City & County Airports Commission[1]	5.125	05/01/2021	05/01/2021		28,896
185,000	San Francisco, CA City & County Airports Commission[1]	5.250	01/01/2026	01/01/2026		177,054
25,000	San Francisco, CA City & County Airports Commission[1]	5.500	05/01/2016	05/01/2012	A	25,526
35,000	San Francisco, CA City & County Airports Commission[1]	5.500	05/01/2024	05/01/2010	A	35,130
10,000	San Francisco, CA City & County Airports Commission (SFO Fuel Company)[1]	5.000	01/01/2014	01/01/2009	A	10,036
260,000	San Francisco, CA City & County Airports Commission (SFO Fuel Company)[1]	5.125	01/01/2017	07/01/2009	A	259,901

				Effective
Principal				Maturity*
Amount		Coupon	Maturity	(Unaudited)		Value

California Continued
$40,000	San Francisco, CA City & County Airports Commission (SFO Fuel Company)[1]	5.250%	01/01/2021	01/01/2021		$39,036
50,000	San Francisco, CA City & County Airports Commission (SFO Fuel Company)[1]	5.250	01/01/2027	01/01/2027		47,507
25,000	San Francisco, CA City & County COP (2789 25th Street Property)[1]	5.000	09/01/2013	09/01/2008	A	25,046
20,000	San Francisco, CA City & County COP (77th Street Property)[1]	5.300	09/01/2022	09/01/2008	A	20,434
90,000	San Francisco, CA City & County COP (San Bruno Jail)[1]	5.250	10/01/2026	10/01/2010	A	90,689
2,000,000	San Francisco, CA City & County COP (San Bruno Jail)[1]	5.250	10/01/2033	10/01/2010	A	2,006,340
50,000	San Francisco, CA City & County Financing Corp. (Comb Emergency Communications)[1]	5.000	04/01/2015	04/01/2009	A	50,092
70,000	San Francisco, CA City & County Financing Corp. (Comb Emergency Communications)[1]	5.300	04/01/2011	10/01/2008	A	70,150
45,000	San Francisco, CA City & County Improvement Bond Act 1915	6.850	09/02/2026	09/02/2008	A	46,363
25,000	San Francisco, CA City & County Parking Authority (Parking Meter)[1]	5.000	06/01/2018	06/01/2009	A	25,292
115,000	San Francisco, CA City & County Redevel. Agency[1]	6.750	07/01/2025	01/01/2009	A	117,151
90,000	San Francisco, CA City & County Redevel. Agency (South Beach)[1]	5.700	03/01/2029	09/01/2008	A	90,041
25,000	San Joaquin County, CA Community Facilities District Special Tax (Delta Farms)	6.125	09/01/2024	09/01/2024		25,215
775,000	San Joaquin Hills, CA Transportation Corridor Agency[1]	5.375	01/15/2029	01/15/2029		709,389
20,000	San Jose, CA Improvement Bond Act 1915	5.600	09/02/2016	09/02/2016		19,931
25,000	San Jose, CA Improvement Bond Act 1915	5.700	09/02/2018	09/02/2018		24,688
95,000	San Jose, CA Improvement Bond Act 1915	5.750	09/02/2019	09/02/2019		93,733
60,000	San Jose, CA Improvement Bond Act 1915	5.750	09/02/2020	09/02/2020		59,405
280,000	San Jose, CA Multifamily Hsg. (Almaden Senior Hsg. Partners)[1]	5.350	07/15/2034	07/03/2020	C	278,362
30,000	San Jose, CA Multifamily Hsg. (El Parador Apartments)	6.100	01/01/2031	10/11/2012	C	29,541
275,000	San Jose, CA Multifamily Hsg. (Sixth & Martha Family Apartments)[1]	5.875	03/01/2033	10/06/2025	B	269,902
10,000	San Jose, CA Redevel. Agency	5.500	08/01/2016	08/01/2008	A	10,123
45,000	San Jose, CA Redevel. Agency[1]	5.750	08/01/2017	08/01/2009	A	45,352
20,000	San Jose, CA Unified School District COP[1]	5.000	06/01/2016	12/01/2008	A	20,037
35,000	San Jose, CA Unified School District COP[1]	5.125	06/01/2022	12/01/2008	A	35,055

STATEMENT OF INVESTMENTS Continued

				Effective
Principal				Maturity*
Amount		Coupon	Maturity	(Unaudited)		Value

California Continued
$190,000	San Leandro, CA Community Facilities District No.1 Special Tax	6.400%	09/01/2019	09/01/2008	A	$191,974
200,000	San Marcos, CA Public Facilities Authority	5.800	09/01/2018	09/01/2008	A	201,292
35,000	San Marcos, CA Redevel. Agency Tax Allocation (Affordable Hsg.)[1]	5.650	10/01/2028	10/01/2009	A	35,044
1,045,000	San Marcos, CA Special Tax	5.900	09/01/2028	05/02/2026	B	1,007,464
20,000	San Mateo, CA Sewer[1]	5.000	08/01/2028	08/01/2008	A	20,002
25,000	San Rafael, CA Joint Powers Financing Authority	6.000	09/02/2011	09/02/2008	A	25,032
80,000	Santa Clara County, CA Hsg. Authority (Rivertown Apartments)	5.700	08/01/2021	02/01/2013	A	80,903
25,000	Santa Clara, CA Unified School District[1]	5.000	08/01/2022	08/01/2008	A	25,207
50,000	Santa Cruz County, CA Hsg. Authority (Northgate Apartments)[1]	5.350	07/20/2022	07/20/2011	A	49,902
5,000	Santa Margarita, CA Water District Special Tax Facilities District No. 99-1	6.200	09/01/2020	09/01/2009	A	5,336
20,000	Santa Margarita, CA Water District Special Tax Facilities District No. 99-1	6.200	09/01/2020	09/01/2009	A	20,344
15,000	Santa Margarita, CA Water District Special Tax Facilities District No. 99-1	6.250	09/01/2029	09/01/2009	A	16,015
45,000	Santa Margarita, CA Water District Special Tax Facilities District No. 99-1	6.250	09/01/2029	09/01/2011	A	45,416
25,000	Santa Maria, CA COP	5.500	08/01/2021	08/01/2008	A	25,005
30,000	Santa Nella County, CA Water District	6.250	09/02/2028	08/04/2010	C	29,811
175,000	Santa Rosa, CA Improvement Bond Act 1915 (Fountaingrove Parkway)	5.700	09/02/2019	05/01/2017	B	171,211
20,000	Santa Rosa, CA Improvement Bond Act 1915 (Nielson Ranch)	6.700	09/02/2022	09/02/2008	A	20,408
40,000	Santa Rosa, CA Improvement Bond Act 1915 (Skyhawk)	5.750	09/02/2020	11/22/2017	B	39,096
50,000	Santaluz, CA Special Tax Community Facilities District No. 2	5.500	09/01/2030	04/26/2028	B	46,989
950,000	Santaluz, CA Special Tax Community Facilities District No. 2	6.375	09/01/2030	09/01/2008	A	950,162
115,000	Scotts Valley, CA Special Tax[1]	5.200	09/01/2028	09/01/2008	A	115,021
15,000	Sequoia, CA Hospital District	5.375	08/15/2023	08/15/2008	A	15,420
110,000	Shafter, CA Community Devel. Agency Tax Allocation	5.000	11/01/2013	11/01/2013		110,520
100,000	Shafter, CA Community Devel. Agency Tax Allocation	5.250	11/01/2017	11/01/2017		97,175
100,000	Shafter, CA Community Devel. Agency Tax Allocation	5.300	11/01/2018	11/01/2018		96,504

				Effective
Principal				Maturity*
Amount		Coupon	Maturity	(Unaudited)		Value

California Continued
$100,000	Shafter, CA Community Devel. Agency Tax Allocation	5.350%	11/01/2019	11/01/2019		$96,031
100,000	Shafter, CA Community Devel. Agency Tax Allocation	5.375	11/01/2020	11/01/2020		95,583
75,000	Solana Beach, CA Community Facilities District	5.200	09/01/2009	09/01/2009		76,479
80,000	Solana Beach, CA Community Facilities District	5.300	09/01/2010	09/01/2010		81,583
1,000,000	Southern CA Public Power Authority[1]	5.000	07/01/2015	01/01/2009	A	1,001,830
20,000	Southern CA Public Power Authority[1]	5.500	07/01/2020	01/01/2009	A	20,022
30,000	Southern CA Public Power Authority (Palo Verde)	5.000	07/01/2017	01/01/2009	A	30,062
2,125,000	Southern CA Tobacco Securitization Authority[1]	4.750	06/01/2025	10/14/2012	C	1,893,375
1,935,000	Southern CA Tobacco Securitization Authority (TASC)[1]	5.000	06/01/2037	11/25/2020	B	1,437,163
25,000	Stockton, CA Community Facilities District	5.550	08/01/2014	08/01/2008	A	25,103
25,000	Stockton, CA Community Facilities District	6.750	08/01/2010	08/01/2008	A	25,364
20,000	Stockton, CA COP[1]	5.200	09/01/2029	09/01/2010	A	20,117
30,000	Stockton, CA Improvement Bond Act 1915	5.800	09/02/2020	04/19/2017	B	29,831
50,000	Stockton, CA Improvement Bond Act 1915 (Weber/Sperry)	5.650	09/02/2013	09/02/2013		50,052
50,000	Susanville, CA COP[7]	5.750	05/01/2011	11/01/2008	A	50,552
85,000	Susanville, CA COP[7]	6.000	05/01/2011	11/01/2008	A	85,955
60,000	Susanville, CA Public Financing Authority[1]	5.500	09/01/2027	09/01/2014	A	61,658
45,000	Sweetwater, CA Authority[1]	5.250	04/01/2010	10/23/2008	B	46,216
15,000	Tejon Ranch, CA Public Facilities Finance Authority	7.200	09/01/2030	09/01/2008	A	15,462
740,000	Tejon Ranch, CA Public Facilities Finance Authority Special Tax (Community Facilities District No. 1)	7.200	09/01/2030	09/01/2008	A	762,570
30,000	Temecula Valley, CA Unified School District Community Facilities District No. 02-1	6.125	09/01/2033	10/14/2031	B	30,056
830,000	Temecula, CA Public Financing Authority Community Facilities District (Roripaugh)	4.350	09/01/2009	09/01/2009		797,497
865,000	Temecula, CA Public Financing Authority Community Facilities District (Roripaugh)	4.500	09/01/2010	09/01/2010		804,078
905,000	Temecula, CA Public Financing Authority Community Facilities District (Roripaugh)	4.650	09/01/2011	09/01/2011		816,790
20,000	Torrance, CA Redevel. Agency (Downtown Redevel.)[1]	5.550	09/01/2018	09/01/2010	A	20,096
835,000	Tracy, CA Area Public Facilities Financing Agency[1]	5.875	10/01/2013	10/01/2008	A	896,940
50,000	Tracy, CA Community Facilities District	5.400	09/01/2015	09/01/2012	A	50,205
50,000	Tracy, CA Community Facilities District	6.100	09/01/2015	09/02/2011	A	51,429
10,000	Tracy, CA Community Facilities District	6.500	09/01/2020	09/02/2011	A	10,193

STATEMENT OF INVESTMENTS Continued

				Effective
Principal				Maturity*
Amount		Coupon	Maturity	(Unaudited)		Value

California Continued
$25,000	Tracy, CA Community Facilities District (205 Parcel Glen)	6.250%	09/01/2032	05/07/2030	B	$24,738
100,000	Tracy, CA Community Facilities District (South Mac Arthur Area)	6.000	09/01/2027	05/31/2025	B	96,207
30,000	Tracy, CA Community Facilities District (South Mac Arthur Area)	6.300	09/01/2017	09/02/2011	A	30,471
35,000	Tracy, CA Improvement Bond Act 1915	5.700	09/02/2023	08/16/2019	B	33,901
75,000	Tracy, CA Operating Partnership Joint Powers Authority	6.100	09/02/2021	09/02/2008	A	75,516
30,000	Truckee-Donner, CA Public Utility District Special Tax	5.800	09/01/2035	05/25/2033	B	27,642
75,000	Truckee-Donner, CA Public Utility District Special Tax	6.000	09/01/2028	06/06/2026	B	71,998
20,000	Truckee-Donner, CA Public Utility District Special Tax	6.100	09/01/2033	10/31/2031	B	19,315
30,000	Tulare County, CA COP[1]	5.700	02/15/2009	08/15/2008	A	30,088
25,000	Turlock, CA Irrigation District, Series A1	5.000	01/01/2026	01/01/2010	A	25,077
210,000	Upland, CA Community Facilities District Special Tax	5.900	09/01/2024	09/01/2013	A	210,764
185,000	Upland, CA COP (San Antonio Community Hospital)[1]	5.000	01/01/2018	01/01/2009	A	184,994
40,000	Vacaville, CA COP[1]	5.500	08/15/2021	08/15/2008	A	40,056
35,000	Vacaville, CA COP[1]	5.500	08/15/2027	08/15/2008	A	35,049
20,000	Vacaville, CA Improvement Bond Act 1915 (East Monte Vista Avenue)	5.850	09/02/2016	03/02/2013	A	20,211
10,000	Vacaville, CA Improvement Bond Act 1915 (Green Tree Reassessment District)	6.300	09/02/2013	09/02/2008	A	10,212
195,000	Vacaville, CA Public Financing Authority[1]	5.400	09/01/2022	09/01/2008	A	195,737
145,000	Vacaville, CA Redevel. Agency (Vacaville Community Hsg.)[1]	6.000	11/01/2024	11/01/2010	A	148,110
275,000	Val Verde, CA Unified School District	6.125	09/01/2034	06/24/2031	B	266,126
30,000	Vallejo, CA Public Financing Authority, Series A	7.500	09/01/2020	09/01/2008	A	30,028
40,000	Vallejo, CA Quadrant Improvement District No. 001	6.000	09/01/2017	09/01/2015	A	40,238
30,000	Vallejo, CA Quadrant Improvement District No. 001	6.000	09/01/2026	05/02/2024	B	28,584
40,000	Vallejo, CA Quadrant Improvement District No. 001	6.125	09/01/2034	06/24/2031	B	38,173
50,000	Vallejo, CA Unified School District[1]	5.375	08/01/2020	08/01/2008	A	50,117
25,000	Vallejo, CA Unified School District[1]	5.400	08/01/2024	08/01/2008	A	25,049
25,000	Valley Center-Pauma, CA Unified School District (Woods Valley Ranch)	5.500	09/01/2019	09/01/2019		24,322

				Effective
Principal				Maturity*
Amount		Coupon	Maturity	(Unaudited)		Value

California Continued
$10,000	Valley Center-Pauma, CA Unified School District (Woods Valley Ranch)	6.000%	09/01/2025	09/01/2025		$9,941
20,000	Valley Center-Pauma, CA Unified School District (Woods Valley Ranch)	6.000	09/01/2028	09/16/2027	B	19,199
1,825,000	Ventura County, CA Area Hsg. Authority (Mira Vista Senior Apartments)[1]	5.000	12/01/2022	10/04/2016	C	1,738,659
100,000	Ventura, CA Port District COP	6.375	08/01/2028	08/01/2010	A	100,148
145,000	Victor, CA Elementary School District	5.600	09/01/2034	04/06/2033	B	130,084
60,000	Vista, CA Joint Powers Financing Authority[1]	6.100	10/01/2021	10/01/2008	A	60,132
5,000	Vista, CA Joint Powers Financing Authority[1]	6.250	12/01/2019	12/01/2008	A	5,013
20,000	Wasco, CA Improvement Bond Act 1915	8.750	09/02/2010	09/02/2008	A	20,658
25,000	Wasco, CA Improvement Bond Act 1915	8.750	09/02/2013	09/02/2008	A	25,825
25,000	West Contra Costa, CA Unified School District[1]	5.000	08/01/2023	08/01/2010	A	25,184
100,000	West Covina, CA Redevel. Agency Tax Allocation (Executive Lodge Apartments)[1]	5.100	09/01/2014	09/01/2008	A	100,019
20,000	West Patterson, CA Financing Authority Special Tax	5.850	09/01/2028	10/29/2026	B	18,862
10,000	West Patterson, CA Financing Authority Special Tax	6.000	09/01/2019	09/01/2015	A	10,106
15,000	West Patterson, CA Financing Authority Special Tax	6.000	09/01/2039	05/18/2035	B	14,132
105,000	West Patterson, CA Financing Authority Special Tax	6.600	09/01/2033	09/01/2008	A	105,040
25,000	West Patterson, CA Financing Authority Special Tax	6.700	09/01/2032	09/01/2008	A	25,013
10,000	West Patterson, CA Financing Authority Special Tax	6.750	09/01/2035	09/01/2008	A	10,005
120,000	West Patterson, CA Financing Authority Special Tax	6.750	09/01/2036	09/01/2008	A	120,062
10,000	West Patterson, CA Financing Authority Special Tax Community Facilities District	5.600	09/01/2019	09/01/2019		9,816
60,000	West Sacramento, CA Financing Authority Special Tax	6.100	09/01/2029	02/15/2026	B	58,640
5,000	West Sacramento, CA Improvement Bond Act 1915	8.500	09/02/2017	09/02/2008	A	5,156
250,000	West Sacramento, CA Special Tax Community Facilities District No. 12[1]	5.750	09/01/2029	03/01/2009	A	252,920
50,000	West Sacramento, CA Special Tax Community Facilities District No. 14	6.125	09/01/2021	03/01/2011	A	50,239
10,000	West Sacramento, CA Special Tax Community Facilities District No. 17	5.875	09/01/2033	08/17/2029	B	9,354
50,000	West Sacramento, CA Special Tax Community Facilities District No. 8 (Southport)	6.500	09/01/2031	03/01/2011	A	50,266

STATEMENT OF INVESTMENTS Continued

				Effective
Principal				Maturity*
Amount		Coupon	Maturity	(Unaudited)		Value

California Continued
$25,000	Western CA Municipal Water Districts	7.125%	09/02/2014	09/02/2008	A	$25,792
30,000	Yorba Linda, CA Redevel. Agency Tax Allocation[1]	5.250	09/01/2013	09/01/2008	A	30,060
70,000	Yorba Linda, CA Redevel. Agency Tax Allocation[1]	5.250	09/01/2023	09/01/2008	A	70,104
50,000	Yuba City, CA Unified School District COP[1]	4.900	02/01/2011	08/01/2008	A	50,084
30,000	Yuba City, CA Unified School District COP[1]	5.250	02/01/2022	08/01/2008	A	30,044
25,000	Yucaipa, CA Redevel. Agency (Eldorado Palms Mobile Home)	6.000	05/01/2030	07/06/2025	B	23,818
30,000	Yucaipa, CA Special Tax Community Facilities District No. 98-1	6.000	09/01/2028	09/15/2019	C	28,799

						296,450,414
U.S. Possessions—3.9%
600,000	Guam Government Waterworks Authority and Wastewater System	6.000	07/01/2025	11/19/2021	B	593,622
60,000	Puerto Rico Children’s Trust Fund (TASC)[1]	5.375	05/15/2033	05/15/2014	B	55,406
360,000	Puerto Rico Commonwealth GO	5.250	07/01/2032	10/01/2031	B	355,637
335,000	Puerto Rico HFC (Homeowner Mtg.)[1]	5.200	12/01/2032	12/01/2008	A	337,037
590,000	Puerto Rico HFC, Series B1	5.300	12/01/2028	01/31/2021	B	566,553
110,000	Puerto Rico IMEPCF (American Home Products)	5.100	12/01/2018	12/01/2008	A	114,129
2,535,000	Puerto Rico ITEMECF (Cogeneration Facilities)	6.625	06/01/2026	06/01/2010	A	2,578,425
520,000	Puerto Rico ITEMECF (University Plaza)[1]	5.625	07/01/2013	07/01/2010	A	530,748
1,500,000	Puerto Rico Municipal Finance Agency, Series A	5.250	08/01/2023	08/01/2023		1,487,715
135,000	Puerto Rico Municipal Finance Agency, Series A1	5.500	07/01/2017	01/01/2009	A	136,314
75,000	Puerto Rico Port Authority, Series D1	6.000	07/01/2021	01/01/2009	A	75,279
1,150,000	Puerto Rico Port Authority, Series D1	7.000	07/01/2014	01/01/2009	A	1,155,681
250,000	V.I. Public Finance Authority, Series A1	5.250	10/01/2024	10/01/2024		242,303
160,000	V.I. Public Finance Authority, Series A1	5.500	10/01/2022	01/09/2021	B	159,830
2,500,000	V.I. Public Finance Authority, Series A	6.375	10/01/2019	10/01/2010	A	2,635,750
1,000,000	V.I. Water & Power Authority	5.000	07/01/2023	07/01/2023		978,327

						12,002,756

Total Investments, at Value (Cost $323,332,003)—100.2%						308,453,170
Liabilities in Excess of Other Assets—(0.2)						(736,098)

Net Assets—100.0%						$307,717,072

Footnotes to Statement of Investments
* Call Date, Put Date or Average Life of Sinking Fund, if applicable, as detailed.
A. Optional call date; corresponds to the most conservative yield calculation.
B. Average life due to mandatory, or expected, sinking fund principal payments prior to maturity.
C. Average life due to mandatory, or expected, sinking fund principal payments prior to the applicable optional call date.
1. All or a portion of the security has been segregated for collateral to cover borrowings. See Note 6 of accompanying Notes.
2. Zero coupon bond reflects effective yield on the date of purchase.
3. Denotes a step bond: a zero coupon bond that converts to a fixed or variable interest rate at a designated future date.
4. Security represents the underlying municipal bond on an inverse floating rate security. The bond was purchased by the Fund and subsequently segregated and transferred to a trust. See Note 1 of accompanying Notes.
5. Issue is in default. See Note 1 of accompanying Notes.
6. Represents the current interest rate for a variable or increasing rate security.
7. Illiquid security. The aggregate value of illiquid securities as of July 31, 2008 was $826,441, which represents 0.27% of the Fund’s net assets. See Note 5 of accompanying Notes.
To simplify the listings of securities, abbreviations are used per the table below:

ABAG	Association of Bay Area Governments
CDA	Communities Devel. Authority
COP	Certificates of Participation
CVHP	Citrus Valley Health Partners
CVMC	Citrus Valley Medical Center
FH	Foothill Hospital
GO	General Obligation
GP	General Purpose
HFA	Housing Finance Agency
HFC	Housing Finance Corp.
IMEPCF	Industrial, Medical and Environmental Pollution Control Facilities
INFLOS	Inverse Floating Rate Securities
ITEMECF	Industrial, Tourist, Educational, Medical and Environmental Community Facilities
M-S-R	Modesto Irrigation District of the City of Santa Clara and the City of Redding
PARS	Periodic Auction Reset Securities
TASC	Tobacco Settlement Asset-Backed Bonds
V.I.	United States Virgin Islands
See accompanying Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES July 31, 2008

Assets
Investments, at value (cost $323,332,003)—see accompanying statement of investments	$308,453,170

Cash	444,824

Receivables and other assets:
Interest	4,546,016
Investments sold	1,684,443
Shares of beneficial interest sold	400,803
Other	26,033

Total assets	315,555,289

Liabilities
Payables and other liabilities:
Payable for short-term floating rate notes issued (See Note 1)	5,160,000
Payable on borrowings (See Note 6)	1,300,000
Shares of beneficial interest redeemed	912,530
Dividends	278,599
Distribution and service plan fees	64,792
Shareholder communications	27,349
Trustees’ compensation	24,722
Investments purchased	10,216
Transfer and shareholder servicing agent fees	7,854
Interest expense on borrowings	7,684
Other	44,471

Total liabilities	7,838,217

Net Assets	$307,717,072

Composition of Net Assets
Par value of shares of beneficial interest	$92,126

Additional paid-in capital	322,854,301

Accumulated net investment income	427,605

Accumulated net realized loss on investments	(778,127)

Net unrealized depreciation on investments	(14,878,833)

Net Assets	$307,717,072

Net Asset Value Per Share
Class A Shares:
Net asset value and redemption price per share (based on net assets of $228,158,692 and 68,267,032 shares of beneficial interest outstanding)	$3.34
Maximum offering price per share (net asset value plus sales charge of 3.50% of offering price)	$3.46

Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $2,028,261 and 594,152 shares of beneficial interest outstanding)	$3.41

Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $77,530,119 and 23,265,205 shares of beneficial interest outstanding)	$3.33
See accompanying Notes to Financial Statements.

STATEMENT OF OPERATIONS For the Year Ended July 31, 2008

Investment Income
Interest	$16,273,087

Other income	60

Total investment income	16,273,147

Expenses
Management fees	1,386,807

Distribution and service plan fees:
Class A	567,669
Class B	20,703
Class C	713,147

Transfer and shareholder servicing agent fees:
Class A	54,212
Class B	2,461
Class C	31,460

Shareholder communications:
Class A	49,387
Class B	1,202
Class C	21,513

Interest expense and fees on short-term floating rate notes issued (See Note 1)	447,691

Interest expense on borrowings	252,115

Custodian fees and expenses	41,577

Trustees’ compensation	11,955

Other	112,789

Total expenses	3,714,688
Less reduction to custodian expenses	(35,898)

Net expenses	3,678,790

Net Investment Income	12,594,357

Realized and Unrealized Loss
Net realized loss on investments	(579,392)

Net change in unrealized depreciation on investments	(17,182,405)

Net Decrease in Net Assets Resulting from Operations	$(5,167,440)

See accompanying Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

Year Ended July 31,	2008	2007

Operations
Net investment income	$12,594,357	$9,572,724

Net realized gain (loss)	(579,392)	233,194

Net change in unrealized appreciation (depreciation)	(17,182,405)	891,554

Net increase (decrease) in net assets resulting from operations	(5,167,440)	10,697,472

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(9,692,459)	(7,492,067)
Class B	(67,103)	(71,582)
Class C	(2,491,188)	(1,830,315)

	(12,250,750)	(9,393,964)

Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	33,320,429	45,500,859
Class B	11,952	(407,225)
Class C	22,596,910	7,070,729

	55,929,291	52,164,363

Net Assets
Total increase	38,511,101	53,467,871

Beginning of period	269,205,971	215,738,100

End of period (including accumulated net investment income of $427,605 and $83,998, respectively)	$307,717,072	$269,205,971

See accompanying Notes to Financial Statements.

STATEMENT OF CASH FLOWS For the Year Ended July 31, 2008

Cash Flows from Operating Activities
Net decrease in net assets from operations	$(5,167,440)

Adjustments to reconcile net decrease in net assets from operations to net cash used in operating activities:
Purchase of investment securities	(103,175,759)
Proceeds from disposition of investment securities	89,502,796
Short-term investment securities, net	(35,431,112)
Premium amortization	1,754,431
Discount accretion	(1,557,461)
Net realized loss on investments	579,392
Net change in unrealized depreciation on investments	17,182,405
Increase in interest receivable	(1,134,043)
Increase in receivable for securities sold	(559,953)
Increase in other assets	(20,517)
Decrease in payable for securities purchased	(231,738)
Increase in payable for accrued expenses	45,566

Net cash used in operating activities	(38,213,433)

Cash Flows from Financing Activities
Proceeds from bank borrowings	158,200,000
Payments on bank borrowings	(158,800,000)
Payments on short-term floating rate notes issued	(9,535,000)
Proceeds from shares sold	218,824,260
Payments on shares redeemed	(166,278,514)
Cash distributions paid	(4,153,149)

Net cash provided by financing activities	38,257,597

Net increase in cash	44,164

Cash, beginning balance	400,660

Cash, ending balance	$444,824

Supplemental disclosure of cash flow information:
Noncash financing activities not included herein consist of reinvestment of dividends and distributions of $7,989,652.
Cash paid for interest on bank borrowings—$255,774.
Cash paid for interest on short-term floating rate notes issued—$447,691.
See accompanying Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

Class A Year Ended July 31,	2008	2007	2006	2005	2004[1]

Per Share Operating Data
Net asset value, beginning of period	$3.55	$3.52	$3.56	$3.30	$3.35

Income (loss) from investment operations:
Net investment income	.15 [2]	.15 [2]	.15 [2]	.16 [2]	.07
Net realized and unrealized gain (loss)	(.22)	.02	(.03)	.25	(.06)

Total from investment operations	(.07)	.17	.12	.41	.01

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.14)	(.14)	(.16)	(.15)	(.06)

Net asset value, end of period	$3.34	$3.55	$3.52	$3.56	$3.30

Total Return, at Net Asset Value[3]	(1.85)%	4.99%	3.32%	12.78%	0.21%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$228,159	$208,041	$161,562	$44,554	$11,627

Average net assets (in thousands)	$229,325	$186,689	$105,009	$21,877	$8,381

Ratios to average net assets:[4]
Net investment income	4.36%	4.10%	4.19%	4.76%	4.99%
Expenses excluding interest and fees on short-term floating rate notes issued	0.89%	1.04%	1.42%	1.66%	1.92%
Interest and fees on short-term floating rate notes issued	0.15%[5]	0.24%[5]	—	—	—

Total expenses	1.04%	1.28%	1.42%	1.66%	1.92%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.03%	1.08%	0.80%	0.80%	0.76%

Portfolio turnover rate	41%	17%	33%	4%	2%

1.	For the period from February 25, 2004 (commencement of operations) to July 31, 2004.

2.	Per share amounts calculated based on the average shares outstanding during the period.

3.	Assumes an investment at net asset value on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total return. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for periods less than one full year.

5.	Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions. See Note 1 of accompanying Notes.
See accompanying Notes to Financial Statements.

FINANCIAL HIGHLIGHTS Continued

Class B Year Ended July 31,	2008	2007	2006	2005	2004[1]

Per Share Operating Data
Net asset value, beginning of period	$3.62	$3.59	$3.63	$3.36	$3.35

Income (loss) from investment operations:
Net investment income	.12 [2]	.12 [2]	.13 [2]	.14 [2]	.05
Net realized and unrealized gain (loss)	(.22)	.02	(.04)	.26	—[3]

Total from investment operations	(.10)	.14	.09	.40	.05

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.11)	(.11)	(.13)	(.13)	(.04)

Net asset value, end of period	$3.41	$3.62	$3.59	$3.63	$3.36

Total Return, at Net Asset Value[4]	(2.69)%	4.05%	2.49%	12.03%	1.60%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,028	$2,136	$2,517	$1,295	$510

Average net assets (in thousands)	$2,068	$2,276	$1,980	$836	$297

Ratios to average net assets:[5]
Net investment income	3.46%	3.34%	3.49%	4.11%	3.96%
Expenses excluding interest and fees on short-term floating rate notes issued	1.77%	1.94%	2.30%	2.86%	2.86%
Interest and fees on short-term floating rate notes issued	0.15%[6]	0.24%[6]	—	—	—

Total expenses	1.92%	2.18%	2.30%	2.86%	2.86%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.91%	1.89%	1.55%	1.55%	1.55%

Portfolio turnover rate	41%	17%	33%	4%	2%

1.	For the period from February 25, 2004 (commencement of operations) to July 31, 2004.

2.	Per share amounts calculated based on the average shares outstanding during the period.

3.	Less than $0.005 per share.

4.	Assumes an investment at net asset value on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total return. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5.	Annualized for periods less than one full year.

6.	Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions. See Note 1 of accompanying Notes.
See accompanying Notes to Financial Statements.

Class C Year Ended July 31,	2008	2007	2006	2005	2004[1]

Per Share Operating Data
Net asset value, beginning of period	$3.54	$3.51	$3.56	$3.30	$3.35

Income (loss) from investment operations:
Net investment income	.12 [2]	.12 [2]	.12 [2]	.14 [2]	.05
Net realized and unrealized gain (loss)	(.21)	.03	(.04)	.25	(.06)

Total from investment operations	(.09)	.15	.08	.39	(.01)

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.12)	(.12)	(.13)	(.13)	(.04)

Net asset value, end of period	$3.33	$3.54	$3.51	$3.56	$3.30

Total Return, at Net Asset Value[3]	(2.59)%	4.25%	2.30%	12.00%	(0.16)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$77,530	$59,029	$51,659	$21,589	$4,079

Average net assets (in thousands)	$71,291	$55,357	$39,346	$9,836	$2,044

Ratios to average net assets:[4]
Net investment income	3.58%	3.34%	3.46%	3.98%	3.92%
Expenses excluding interest and fees on short-term floating rate notes issued	1.67%	1.84%	2.21%	2.55%	2.93%
Interest and fees on short-term floating rate notes issued	0.15%[5]	0.24%[5]	—	—	—

Total expenses	1.82%	2.08%	2.21%	2.55%	2.93%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.81%	1.86%	1.55%	1.55%	1.55%

Portfolio turnover rate	41%	17%	33%	4%	2%

1.	For the period from February 25, 2004 (commencement of operations) to July 31, 2004.

2.	Per share amounts calculated based on the average shares outstanding during the period.

3.	Assumes an investment at net asset value on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total return. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for periods less than one full year.

5.	Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions. See Note 1 of accompanying Notes.
See accompanying Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
1. Significant Accounting Policies
Oppenheimer Limited Term California Municipal Fund (the “Fund”) is a non-diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund’s investment objective is to seek as high a level of income exempt from federal income tax and California individual income taxes as is consistent with its investment policies and prudent investment management. The Fund’s investment adviser is OppenheimerFunds, Inc. (the “Manager”).
     The Fund offers Class A, Class B and Class C shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B and Class C shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B and C have separate distribution and/or service plans. Class B shares will automatically convert to Class A shares 72 months after the date of purchase.
     The following is a summary of significant accounting policies consistently followed by the Fund.
Securities Valuation. The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Securities may be valued primarily using dealer-supplied valuations or a portfolio pricing service authorized by the Board of Trustees. Securities traded on a registered U.S. securities exchange are valued based on the last sale price of the security traded on that exchange prior to the time when the Fund’s assets are valued. Securities whose principal exchange is NASDAQ® are valued based on the closing price reported by NASDAQ prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the closing “bid” and “asked” prices, and if not, at the closing bid price. Securities traded on foreign exchanges are valued based on the last sale price on the principal exchange on which the security is traded, as identified by the portfolio pricing service, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the official closing price on the principal exchange. Corporate, government and municipal debt instruments having a remaining maturity in excess of sixty days and all mortgage-backed securities, collateralized mortgage obligations and other asset-backed securities will be valued at the mean between the “bid” and “asked” prices. Securities for which market quotations are not readily available are valued at their fair value. Securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Fund’s assets are valued but after the close of their respective exchanges will be fair valued. Fair value is determined in good faith using consistently applied procedures under the supervision of the Board of Trustees. Shares of a registered investment company that are not traded on an exchange are valued at the acquired investment company’s net asset value per share. “Money market-type” debt instruments with remaining maturities of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value.
Inverse Floating Rate Securities. The Fund invests in inverse floating rate securities that pay interest at a rate that varies inversely with short-term interest rates. Certain of these securities may be leveraged, whereby the interest rate varies inversely at a multiple of the change in short-term rates. As interest rates rise, inverse floaters produce less current income. The price of such securities is more volatile than comparable fixed rate securities. The Fund may expose up to 20% of its total assets to the effects of leverage from its investments in inverse floaters. The Fund’s exposure to the effects of leverage from its investments in inverse floaters amount to $5,232,029 as of July 31, 2008, which represents 1.66% of the Fund’s total assets.
     Certain inverse floating rate securities are created when the Fund purchases and subsequently transfers a municipal bond security (the “municipal bond”) to a broker dealer. The municipal bond is typically a fixed rate security. The broker dealer (the “sponsor”) creates a trust (the “Trust”) and deposits the municipal bond. The Trust issues short-term floating rate notes available to third parties and a residual interest in the municipal bond (referred to as an “inverse floating rate security”) to the Fund. The terms of these inverse floating rate securities grant the Fund the right to require that the Trust issuing the inverse floating rate security compel a tender of the short-term floating rate notes to facilitate the Fund’s repurchase of the underlying municipal bond. Following such a request, the Fund pays the sponsor the principal amount due to the holders of the short-term floating rate notes issued by the Trust and exchanges the inverse floating rate security for the underlying municipal bond. These transactions are considered secured borrowings for financial reporting purposes. As a result of such accounting treatments, the Fund includes the municipal bond position on its Statement of Investments (but do not separately include the inverse floating rate securities received). The Fund also includes the value of the municipal bond and a payable amount equal to the short-term floating rate notes issued by the Trust on its Statement of Assets and Liabilities. The interest rates on these short-term floating rate notes reset periodically, usually weekly. The holders of these short-term floating rate notes have the option to tender their investment, to the sponsor or the Trust’s liquidity provider, for redemption at par at each reset date. Income from the municipal bond position and the interest expense on the payable for the short-term floating rate notes issued by the Trust are recorded on the Fund’s Statement of Operations. At July 31, 2008, municipal bond holdings with a value of $6,961,038 shown on the Fund’s Statement of Investments are held by such Trusts and serve as collateral for the $5,160,000 in short-term floating rate notes issued and outstanding at that date.

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued
At July 31, 2008, the Fund’s residual exposure to these types of inverse floating rate securities were as follows:

Principal		Coupon	Maturity
Amount	Inverse Floater[1]	Rate[2]	Date	Value

$1,725,000	CA Austin Trust Various States Inverse Certificates	14.021%	2/1/42	$1,801,038

1.	For a list of abbreviations used in the Inverse Floater table see the Portfolio Abbreviations table on page F33 of the Statement of Investments.

2.	Represents the current interest rate for a variable rate bond known as an “inverse floater”.
Credit Risk. The Fund invests in high-yield, non-investment-grade bonds, which may be subject to a greater degree of credit risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. The Fund may acquire securities in default, and is not obligated to dispose of securities whose issuers subsequently default. As of July 31, 2008, securities with an aggregate market value of $433,733, representing 0.14% of the Fund’s net assets, were in default.
Concentration Risk. There are certain risks arising from geographic concentration in any state. Certain economic, regulatory or political developments occurring in the state may impair the ability of certain issuers of municipal securities to pay principal and interest on their obligations.
Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.
Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remain open for the three preceding fiscal reporting period ends.
The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

Net Unrealized
Depreciation
Based on Cost of
Securities and
Undistributed	Undistributed	Accumulated	Other Investments
Net Investment	Long-Term	Loss	for Federal Income
Income	Gain	Carryforward[1,2,3,4]	Tax Purposes

$801,326	$—	$797,773	$14,859,187

1.	As of July 31, 2008, the Fund had $247,106 of net capital loss carryforwards available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. As of July 31, 2008, details of the capital loss carryforwards were as follows:

Expiring

2013	$17,565
2014	1,553
2015	172,117
2016	55,871

Total	$247,106

2.	As of July 31, 2008, the Fund had $550,667 of post-October losses available to offset future realized capital gains, if any. Such losses, if unutilized, will expire in 2017.

3.	During the fiscal year ended July 31, 2008, the Fund did not utilize any capital loss carryforward.

4.	During the fiscal year ended July 31, 2007, the Fund did not utilize any capital loss carryforward.
The tax character of distributions paid during the years ended July 31, 2008 and July 31, 2007 was as follows:

	Year Ended	Year Ended
	July 31, 2008	July 31, 2007

Distributions paid from:
Exempt-interest dividends	$12,235,981	$9,387,112
Ordinary income	14,769	6,852

Total	$12,250,750	$9,393,964

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of July 31, 2008 are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$318,195,796

Gross unrealized appreciation	$777,883
Gross unrealized depreciation	(15,637,070)

Net unrealized depreciation	$(14,859,187)

Trustees’ Compensation. The Fund has adopted an unfunded retirement plan (the “Plan”) for the Fund’s independent trustees. Benefits are based on years of service and

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued
fees paid to each trustee during their period of service. The Plan was frozen with respect to adding new participants effective December 31, 2006 (the “Freeze Date”) and existing Plan Participants as of the Freeze Date will continue to receive accrued benefits under the Plan. Active independent trustees as of the Freeze Date have each elected a distribution method with respect to their benefits under the Plan. During the year ended July 31, 2008, the Fund’s projected benefit obligations, payments to retired trustees and accumulated liability were as follows:

Projected Benefit Obligations Increased	$6,021
Payments Made to Retired Trustees	1,559
Accumulated Liability as of July 31, 2008	18,030
The Board of Trustees has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of trustees’ fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance to the compensation deferral plan.
Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income distributions, if any, are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually.
Investment Income. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.
Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the

Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.
Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.
Indemnifications. The Fund’s organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.
Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
2. Shares of Beneficial Interest
The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Year Ended July 31, 2008		Year Ended July 31, 2007
	Shares	Amount	Shares	Amount

Class A
Sold	48,479,554	$167,086,390	27,342,239	$97,596,183
Dividends and/or distributions reinvested	1,875,204	6,422,486	1,424,806	5,091,404
Redeemed	(40,750,692)	(140,188,447)	(15,988,716)	(57,186,728)

Net increase	9,604,066	$33,320,429	12,778,329	$45,500,859

Class B
Sold	245,171	$861,459	100,220	$364,668
Dividends and/or distributions reinvested	14,350	50,271	12,889	46,976
Redeemed	(255,544)	(899,778)	(223,948)	(818,869)

Net increase (decrease)	3,977	$11,952	(110,839)	$(407,225)

Class C
Sold	13,224,730	$45,354,132	6,963,581	$24,823,382
Dividends and/or distributions reinvested	444,053	1,516,895	306,294	1,092,111
Redeemed	(7,087,050)	(24,274,117)	(5,283,912)	(18,844,764)

Net increase	6,581,733	$22,596,910	1,985,963	$7,070,729

NOTES TO FINANCIAL STATEMENTS Continued
3. Purchases and Sales of Securities
The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the year ended July 31, 2008, were as follows:

	Purchases	Sales

Investment securities	$103,175,759	$89,502,796
4. Fees and Other Transactions with Affiliates
Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule

Up to $100 million	0.50%
Next $150 million	0.45
Next $1.75 billion	0.40
Over $2 billion	0.39
Transfer Agent Fees. OppenheimerFunds Services (“OFS”), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays OFS a per account fee. For the year ended July 31, 2008, the Fund paid $86,693 to OFS for services to the Fund.
Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.
Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares under Rule 12b-1 of the Investment Company Act of 1940. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the average annual net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.
Distribution and Service Plans for Class B and Class C Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class B and Class C shares under Rule 12b-1 of the Investment Company Act of 1940 to compensate the Distributor for its services in connection with the distribution of those shares and servicing accounts. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares. The Distributor also receives a service fee of 0.25% per year under each plan. If either the Class B or Class C plan is terminated by the Fund or by the shareholders of a class, the Board of Trustees and its independent trustees must determine whether the Distributor shall be entitled to payment from the Fund of all or a portion of the service fee and/or asset-based sales charge in respect to shares sold prior to the effective date of such termination. The Distributor’s aggregate uncompensated expenses under the Plans at June 30, 2008 for Class C shares was $860,985. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations.
Sales Charges. Front-end sales charges and contingent deferred sales charges (“CDSC”) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

		Class A	Class B	Class C
	Class A	Contingent	Contingent	Contingent
	Front-End	Deferred	Deferred	Deferred
	Sales Charges	Sales Charges	Sales Charges	Sales Charges
	Retained by	Retained by	Retained by	Retained by
Year Ended	Distributor	Distributor	Distributor	Distributor

July 31, 2008	$98,971	$36,574	$9,718	$23,392
Waivers and Reimbursements of Expenses. OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees for all classes to 0.35% of average annual net assets per class. This undertaking may be amended or withdrawn at any time.
5. Illiquid Securities
As of July 31, 2008, investments in securities included issues that are illiquid. Investments may be illiquid because they do not have an active trading market, making it difficult to value them or dispose of them promptly at an acceptable price. The Fund will not invest more than 15% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid securities. Securities that are illiquid are marked with an applicable footnote on the Statement of Investments.
6. Borrowings
The Fund can borrow money from banks in amounts up to one third of its total assets (including the amount borrowed) less all liabilities and indebtedness other than borrowings to purchase portfolio securities, to meet redemption obligations or for temporary and emergency purposes. The purchase of securities with borrowed funds creates leverage in the Fund. The use of leverage will subject the Fund to greater costs than funds that do not borrow for leverage, and may also make the Fund’s share price more sensitive to interest changes. The interest on borrowed money is an expense that might reduce the Fund’s yield. Expenses incurred by the Fund with respect to interest on borrowings and commitment fees are disclosed separately or as other expenses on the Statement of Operations.

NOTES TO FINANCIAL STATEMENTS Continued
6. Borrowings Continued
The Fund entered into a Revolving Credit and Security Agreement (the “Agreement”) with a conduit lender and a bank which enables it to participate with certain other Oppenheimer funds in a committed, secured borrowing facility that permits borrowings of up to $1.25 billion, collectively. To secure the loan, the Fund pledges investment securities in accordance with the terms of the Agreement. Interest is charged to the Fund, based on its borrowings, at current commercial paper issuance rates (2.7228% as of July 31, 2008). The Fund pays additional fees annually to its lender on its outstanding borrowings to manage and administer the facility and is allocated its pro-rata share of an annual commitment fee on the amount of the unused portion of the total facility size. The Fund has the right to prepay such loans and terminate its participation in the conduit loan facility at any time upon prior notice.
As of July 31, 2008, the Fund had borrowings outstanding at an interest rate of 2.7228%. Details of the borrowings for the year ended July 31, 2008 are as follows:

Average Daily Loan Balance	$6,349,727
Average Daily Interest Rate	4.092%
Fees Paid	$42,275
Interest Paid	$255,774
7. Recent Accounting Pronouncements
In September 2006, the Financial Accounting Standards Board (“FASB”) issued Statement of Financial Accounting Standards (“SFAS”) No. 157, Fair Value Measurements. This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and expands disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. As of July 31, 2008, the Manager does not believe the adoption of SFAS No. 157 will materially impact the financial statement amounts; however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period.
     In March 2008, the FASB issued SFAS No. 161, Disclosures about Derivative Instruments and Hedging Activities. This standard requires enhanced disclosures about derivative and hedging activities, including qualitative disclosures about how and why the Fund uses derivative instruments, how these activities are accounted for, and their effect on the Fund’s financial position, financial performance and cash flows. SFAS No. 161 is effective for financial statements issued for fiscal years beginning after November 15, 2008 and interim periods within those fiscal years. At this time, management is evaluating the implications of SFAS No. 161 and its impact on the Fund’s financial statements and related disclosures.

Appendix A

Municipal Bond Ratings Definitions

A bond rating performs the isolated function of credit risk evaluation. A bond rating does not constitute a recommendation to invest in a bond and does not take into consideration the risk preference of the investor. While many factors go into the investment decision making process, the bond rating is often the single most important factor affecting the interest cost on bonds.

There are three major nationally-recognized rating agencies for municipal bonds: Standard & Poor's Ratings Services ("Standard & Poor's"), Moody's Investors Service, Inc. ("Moody's") and Fitch Ratings ("Fitch"). Of the three rating agencies, Standard & Poor's and Moody's rate over 80% of all municipal and corporate bonds. Below are summaries of the rating definitions used by Standard & Poor's, Moody's and Fitch for municipal securities.

In assigning a rating for general obligation bonds, the rating agencies generally assess, among other things, the following factors: economy, debt structure, financial condition, demographic factors, and management practices of the governing body and administration. The above criteria are also used to analyze revenue bonds and lease obligations although additional credit criteria is considered (e.g., users and user charges for utilities) and the covenants and protections offered by the bond documents are highly important. Rating agencies use mathematical ratios to compare an issuer to others; however, a rating is not a scientific evaluation and subjective evaluation appears to also play a role in the final rating assigned.

Those ratings represent the opinion of the agency as to the credit quality of issues that they rate. The summaries below are based upon publicly-available information provided by the rating organizations.

Municipal Long-Term Rating Definitions

Standard & Poor's Ratings Services ("Standard & Poor's")

Standard & Poor's may modify ratings from "AA" to "CCC" by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

AAA: An obligation rated 'AAA' has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA: An obligation rated 'AA' differs from the highest-rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A: An obligation rated 'A' are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB: An obligation rated 'BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C

An obligation rated 'BB', 'B', 'CCC', 'CC', and 'C' are regarded as having significant speculative characteristics. 'BB' indicates the least degree of speculation and 'C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: An obligation rated 'BB' are less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B: An obligation rated 'B' are more vulnerable to nonpayment than obligations rated 'BB', but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC: An obligation rated 'CCC' are currently vulnerable to nonpayment and are dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC: An obligation rated 'CC' are currently highly vulnerable to nonpayment.

C: The 'C' rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D: An obligation rated 'D' are in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Moody's Investors Service, Inc. ("Moody's")

Moody's applies numerical modifiers 1, 2, and 3 in each generic rating category from Aa through Caa.

•	The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category;

•	the modifier 2 indicates a mid- range ranking; and

•	the modifier 3 indicates a ranking in the lower end of that generic rating category.

Aaa: Issuers or issues rated Aaa demonstrate the strongest creditworthiness relative to other U.S. municipal or tax-exempt issuers or issues.

Aa: Issuers or issues rated Aa demonstrate very strong creditworthiness relative to other U.S. municipal or tax-exempt issuers or issues.

A: Issuers or issues rated A present above-average creditworthiness relative to other U.S. municipal or tax-exempt issuers or issues.

Baa: Issuers or issues rated Baa represent average creditworthiness relative to other U.S. municipal or tax- exempt issuers or issues.

Ba: Issuers or issues rated Ba demonstrate below-average creditworthiness relative to other U.S. municipal or tax-exempt issuers or issues.

B: Issuers or issues rated B demonstrate weak creditworthiness relative to other U.S. municipal or tax- exempt issuers or issues.

Caa: Issuers or issues rated Caa demonstrate very weak creditworthiness relative to other U.S. municipal or tax-exempt issuers or issues.

Ca: Issuers or issues rated Ca demonstrate extremely weak creditworthiness relative to other U.S. municipal or tax-exempt issuers or issues.

C: Issuers or issues rated C demonstrate the weakest creditworthiness relative to other U.S. municipal or tax-exempt issuers or issues.

Fitch, Inc.

Plus (+) or Minus (-): The ratings from AA to C may be modified by the addition of a plus or minus sign to indicate the relative position of a credit within the rating category.

AAA: Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA: Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA". Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated "F-1+".

A: Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB: Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

BB: Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified that could assist the obligor in satisfying its debt service requirements.

B: Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC: Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC: Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C: Bonds are in imminent default in payment of interest or principal.

DDD, DD, and D: Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. "DDD" represents the highest potential for recovery on these bonds, and "D" represents the lowest potential for recovery.

A-3

Municipal short-Term Obligation Ratings

Standard & Poor's

Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than one year, including commercial paper.

A-1: A short-term obligation rated "A-1" is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2: A short-term obligation rated "A-2" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3: A short-term obligation rated "A-3" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B: A short-term obligation rated "B" is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

C: A short-term obligation rated "C" is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D: A short-term obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Notes. A Standard & Poor's note rating reflects the liquidity factors and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:

•	Amortization schedule-the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

•	Source of payment-the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

SP-1: Strong capacity to pay principal and interest. An issue with a very strong capacity to pay debt service is given a (+) designation.

SP-2: Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3: Speculative capacity to pay principal and interest.

Moody's

Moody's uses three rating categories for short-term obligations that are considered investment grade. These ratings are designated as Moody's Investment Grade (MIG) and are divided into three levels -- MIG 1 through MIG 3. In addition, those short-term obligations that are of speculative quality are designated SG, or speculative grade.

Variable Rate Demand Obligations (VRDOs). In the case of VRDOs, a two-component rating is assigned. The first element represents Moody's evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody's evaluation of the degree of risk associated with the demand feature, using the MIG rating scale.

The short-term rating assigned to the demand feature of VRDOs is designated as VMIG. If either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1. MIG ratings expire at note maturity. By contrast, VMIG rating expirations will be a function of each issue's specific structural or credit features.

MIG 1/VMIG 1: Denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support or demonstrated broad-based access to the market for refinancing.

MIG 2/VMIG 2: Denotes strong credit quality. Margins of protection are ample although not as large as in the preceding group.

MIG 3/VMIG 3: Denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well established.

SG: Denotes speculative-grade credit quality. Debt instruments in this category may lack margins of protection.

Fitch, Inc.

F-1+: Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1: Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated "F-1+".

F-2: Good Credit Quality. Issues carrying this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as the "F-1+" and "F-1" categories.

F-3: Fair Credit Quality. Issues carrying this rating have characteristics suggesting that the degree of assurance for timely payment is adequate, however, near-term adverse change could cause these securities to be rated below investment grade.

1

Appendix B

Special Considerations Relating to Municipal Obligations in California and U.S. Territories, Commonwealths and Possessions

Because the Fund invests in securities issued by California or entities within California, an investment in the Fund may involve greater risk than investments in certain other types of municipal bond funds. You should consider carefully the special risks inherent in the Fund's investments in California municipal securities.

The Fund also invests in municipal securities issued by certain territories, commonwealths and possessions of the United States that pay interest that is exempt (in the opinion of the issuer's legal counsel when the security is issued) from federal income tax and the Fund's state personal income tax. Therefore, the Fund's investments could be affected by the fiscal stability of, for example, Puerto Rico, the Virgin Islands, Guam or the Mariana Islands. Additionally, the Fund's investments could be affected by economic, legislative, regulatory or political developments affecting issuers in those territories, commonwealths or possessions.

Following is a discussion of the special considerations relating to the Fund's investments in municipal securities issued by California, Puerto Rico, the Virgin Islands, Guam and Mariana Islands.

California

The following information constitutes only a brief summary, does not purport to be a complete description, and is based on information drawn from official statements relating to securities offerings of the State of California (the "State") and various local agencies available as of the date of this Statement of Additional Information. While neither the Manager nor the Fund has independently verified this information, neither has reason to believe that such information is not correct in all material respects. The information below is intended only as a general summary and is not intended as a discussion of any specific factor that may affect any particular obligation or issuer.

General Economic Conditions

The economy of the State is the largest among the 50 states and one of the largest in the world. The diversified economy of the State has major components in high technology, trade, entertainment, agriculture, tourism, manufacturing, construction and services. Certain of the State's significant industries, such as high technology, are sensitive to economic disruptions in their export markets.

Since early 2001, California's economy has faced severe financial challenges, which may continue for several years. The State experienced an economic recession in 2001 and a sluggish recovery in 2002 and 2003. In more recent years, the State's revenues have been volatile because it derived a significant portion of its revenue from personal income and sales taxes, which is particularly sensitive to economic conditions. Although the economy rebounded between 2004 and 2006, economic growth in the State slowed considerably in 2007 and 2008 with significantly lower state tax revenues than in earlier projections and much lower job growth than in the prior several years. The slowdown has been caused in large part by a dramatic downturn in the housing industry in most of the State. As of August 2008, it appears the housing market has still not reached the bottom and its effects have spread to other areas of the economy, particularly the financial market. Economic growth in the State is expected to remain slow in the second half of 2008 and in 2009.

California's geographic location subjects it to earthquake risks. It is impossible to predict the time, magnitude or location of a major earthquake or its effect on the California economy. For example, in January 1994, a major earthquake struck the Los Angeles area, causing significant damage in a four county area. The possibility exists that another such earthquake could create a major dislocation of the California economy and significantly affect State and local governmental budgets.

State Budgets

2007 Budget Act. The State's 2007 Budget Act (adopted in August 2007 for the fiscal year ending June 30, 2008) forecasted $102.3 billion in General Fund revenues and transfers, $101.2 billion in expenditures, and, after application of the prior fiscal year's $4.1 billion General Fund balance and projected 6% increase in revenues, a positive General Fund balance of $4.1 billion. The 2007 Budget Act assumed that the State would not issue Economic Recovery Bonds or raise taxes.

The State's Legislative Analyst's Office (the "LAO"), in its "California Fiscal Outlook" report issued on November 14, 2007 (the "LAO 2007 Report"), estimated General Fund revenues and transfers of $98.9 billion, expenditures of $104.2 billion and a negative General Reserve balance of $1.1 billion for the 2007-08 fiscal year.

The Governor's Budget for the 2008-09 fiscal year, released in January 2008, made adjustments to the 2007 Budget Act projections for the 2007-08 fiscal year, estimating $101.2 billion in General Fund revenues and transfers, $103.3 billion in expenditures, and a deficit of $3.3 billion as of June 30, 2008 absent corrective actions. The May Revision to the 2008-09 Governor's Budget (the "2008 May Revision") projected roughly the same amounts of revenues and transfers for the 2007-08 fiscal year as were projected in the 2008-09 Governor's Budget, but estimated that expenditures would exceed budget estimates by more than $200 million. In addition, the 2008 May Revision estimated a positive reserve of $1.7 billion as of June 30, 2008, assuming the adoption of various proposals by the Governor and the one-time transfer of $1.5 billion from the Budget Stabilization Account.

2008 Budget Act. The Governor's Budget for the 2008-09 fiscal year, released in January 2008, projected General Fund revenues and transfers for the fiscal year ended June 30, 2009, of $102.9 billion, expenditures of $100.9 billion and a year-end General Fund deficit of $14.5 billion for the 2008-09 fiscal year absent corrective actions. The Governor's Budget proposed to close the deficit by the sale of $3.3 billion in Emergency Recovery Bonds (issued in February 2008), a 10% reduction in General Fund expenditures in 2008 and 2009, and suspension of both Proposition 98 guarantees (described below) and the prepayment of outstanding Emergency Recovery Bonds for the 2008-09 fiscal year. With the implementation of the budget's proposed corrective actions, the Governor's Budget projected a $2.8 billion available reserve at the end of the 2008-09 fiscal year.

In its January 14, 2008 "Overview of the 2008-09 Governor's Budget," the LAO concluded that the 2008-09 budget "is generally reasonable, though it has some downside risk from recent cash trends and continued negative economic reports. The budget's spending proposals also generally are built upon solid assumptions about caseload and program requirements." The overview suggested additional ongoing revenue solutions that the LAO believes would be necessary to offset the new debt-service costs from the bond issuance and projected multi-year revenue deterioration. Further, even if the Legislature adopts all the corrective actions, the LAO projected that revenues and transfers will be less than the 2008-09 Governor's Budget estimates by $300 million and that expenditures would be greater by $250 million, resulting in an estimated fiscal-year-end reserve of $2.3 billion.

The 2008 May Revision estimated $102.9 billion in revenues and transfers for 2008-09, roughly equal to prediction in the Governor's Budget, but projected expenditures of approximately $101.8 billion. The most significant differences between the 2008 May Revision and the Governor's Budget were lower GDP growth, weaker State job growth and smaller gains in State personal income for this fiscal year. Applying the proposed corrective measures in the Governor's Budget for 2008-09, the State projected a General Fund balance of $2.0 billion at the end of the 2008-09 fiscal year.

The State's 2008 Budget Act was enacted on September 25, 2008, 85 days after the statutory deadline for approval of the annual budget. The 2008 Budget Act for the fiscal year ended June 30, 2009, forecasts $101.9 billion in General Fund revenues and transfers, $103.4 billion in expenditures and, after application of the prior year's $3.9 billion General Fund balance, a positive General Fund balance of about $1.7 billion.

Constraints on the Budget Process. Approved in March 2004 with the State's Economic Recovery Bonds, Proposition 58 requires the State to enact a balanced budget and establish a special reserve in the General Fund and restricts future borrowing to cover budget deficits. As a result of the provisions requiring the enactment of a balanced budget and restricting borrowing, the State would, in some cases, have to take more immediate actions to correct budgetary shortfalls. Beginning with the budget for fiscal year 2004-05, Proposition 58 requires the Legislature to pass a balanced budget and provides for mid-year adjustments in the event that the budget falls out of balance. The balanced budget determination is made by subtracting expenditures from all available resources, including prior-year balances.

If the Governor determines that the State is facing substantial revenue shortfalls or spending deficiencies, the Governor is authorized to declare a fiscal emergency. He or she would then be required to propose legislation to address the emergency, and call the Legislature into special session to consider that legislation. If the Legislature fails to pass and send to the Governor legislation to address the budget fiscal emergency within 45 days, the Legislature would be prohibited from acting on any other bills or adjourning in joint recess until such legislation is passed. On January 10, 2008, the Governor declared such a fiscal emergency and called a special session of the Legislature to propose actions to avoid the negative projections in the Governor's Budget for 2008-09. On February 15, 2008, the Governor approved a special session budget bill that made $2 billion in mid-year expenditure reductions. As of March 30, 2008, the total approved solutions enacted during fiscal year 2007-08 amount to $4.8 billion, including $3.2 billion additional revenues obtained from the February 14, 2008 sale of deficit financing bonds.

Proposition 58 also requires that a special reserve (the Budget Stabilization Account) be established in the State's General Fund. Beginning with fiscal year 2006-07, a specified portion of estimated annual General Fund revenues would be transferred by the Controller into the Budget Stabilization Account no later than September 30 of each fiscal year. These transfers would continue until the balance in the Budget Stabilization Account reaches $8 billion or 5% of the estimated General Fund revenues for that fiscal year, whichever is greater. The annual transfer requirement would be in effect whenever the balance falls below the $8 billion or 5% target. The annual transfers could be suspended or reduced for a fiscal year by an executive order issued by the Governor no later than June 1 of the preceding fiscal year. The Governor adopted such an executive order for the fiscal year 2008-09.

Proposition 58 also prohibits certain future borrowing to cover fiscal year end deficits. This restriction applies to general obligation bonds, revenue bonds, and certain other forms of long-term borrowing. The restriction does not apply to certain other types of borrowing, such as short-term borrowing to cover cash shortfalls in the General Fund (including revenue anticipation notes or revenue anticipation warrants currently used by the State), or inter-fund borrowings.

Future Budgets. It cannot be predicted what actions will be taken in the future by the State Legislature and the Governor to deal with changing State revenues and expenditures. The State budget will be affected by national and State economic conditions and other factors.

State Indebtedness

General Obligation Bonds and Revenue Bonds. As of May 1, 2008, the State had approximately $57.6 billion aggregate principal of its long-term general obligation bonds and special revenue bonds outstanding. Of this amount, $45.6 billion was payable primarily from the State's General Fund and $11.9 billion was payable from other revenue sources. Long-term general obligation bond authorizations in an aggregate amount of approximately $58.3 billion remained unissued as of that date.

Ratings. As of July 1, 2008, the State's general obligation bonds were rated A1 by Moody's, A+ by Standard & Poor's, and A+ by Fitch. It is not possible to determine whether, or the extent to which, Moody's, Standard & Poor's or Fitch will change such ratings in the future.

Budget Stabilization Act

With the release of the 2008 Budget Act in September 2008, the State approved a constitutional amendment, the Budget Stabilization Act, to create a third reserve fund (in addition to the Reserve for Liquidation of Encumbrances and Special Fund for Economic Uncertainties) in which to deposit excess General Fund revenues above a reasonable long-term average rate of growth. When funds in the new "Debt Retirement Fund" exceed 15% of General Fund revenues in a given year, the excess will be available for one-time spending on schools, a one-time tax rebate, an investment in one-time infrastructure projects or the repayment of debt. In years of below-average growth, funds from the Debt Retirement Fund would be transferred back into the General Fund in the amount of the shortfall. The Governor's Budget for 2008-09 proposes to capitalize the new reserve in 2008-09 by securitizing State lottery revenues. The Budget Stabilization Act also would permit the Governor to suspend or reduce certain expenditures mid-year in the event of a projected State deficit.

Strategic Growth Plan

In January 2006, the Governor proposed a Strategic Growth Plan for the State, which would spend nearly $223 billion over 20 years on State infrastructure programs such as transportation, education, flood control, public safety and courts. In November 2006, the voters approved the first installment of the Plan by approving $42.7 billion of new general obligation bond authorizations. In 2007, the Legislature authorized $14.3 billion in lease-revenue bond authorities to improve healthcare delivery and address overcrowding in correctional facilities. To continue implementation of the Plan through 2016, a total of $48.1 billion new general obligation bond measures, including a $9.95 billion bond measure to partially finance a high speed rail system connecting Northern and Southern California, are scheduled for voter approval in the November 2008 and 2010 general elections.

Local Government

The primary units of local government in California are the counties, ranging in population from 1,200 (Alpine) to approximately 10 million (Los Angeles). Counties are responsible for the provision of many basic services, including indigent healthcare, welfare, jails and public safety in unincorporated areas. There are also 478 incorporated cities and thousands of other special districts formed for education, utility and other services. The fiscal condition of local governments has been constrained since the enactment of "Proposition 13" in 1978 and later constitutional amendments, which reduced and limited the future growth of property taxes and limited the ability of local governments to impose "special taxes" (those devoted to a specific purpose) without two-thirds voter approval. Proposition 218, another initiative constitutional amendment enacted in 1996, further limited the ability of local governments to impose or raise various taxes, fees, charges and assessments without voter approval. Counties, in particular, have had fewer options to raise revenues than many other local government entities, and have been required to maintain many services.

Some local governments in California have experienced notable financial difficulties, including Los Angeles County, Orange County and San Diego County, and there is no assurance that any California issuer will make full or timely payments of principal or interest or remain solvent. It should be noted that the creditworthiness of obligations issued by local California issuers may be unrelated to the creditworthiness of obligations issued by the State, and there is no obligation on the part of the State to make payment on such local obligations in the event of default.

According to the State, the 2004 Budget Act, related legislation and the enactment of Proposition 1A (described below) dramatically changed the State-local fiscal relationship. These constitutional and statutory changes implemented an agreement negotiated between the Governor and local government officials (the "State-local agreement") in connection with the 2004 Budget Act. One change relates to the reduction of the Vehicle License Fee ("VLF") rate from 2% to 0.65% of the market value of the vehicle. In order to protect local governments, the reduction in VLF revenue to cities and counties from this rate change will be replaced by an increase in the amount of property tax they receive.

As part of the State-local agreement, Proposition 1A was approved by the voters at the November 2004 election. Proposition 1A amended the State Constitution to, among other things, reduce the Legislature's authority over local government revenue sources by placing restrictions on the State's access to local governments' property, sales, and VLF revenues as of November 3, 2004. Beginning with fiscal year 2008-09, the State will be able to borrow up to 8% of local property tax revenues, but only if the Governor proclaims such action is necessary due to a severe State fiscal hardship, two-thirds of both houses of the Legislature approve the borrowing and the amount borrowed is required to be paid back within three years. The State also will not be able to borrow from local property tax revenues for more than two fiscal years within a period of 10 fiscal years. In addition, the State cannot reduce the local sales tax rate or restrict the authority of the local governments to impose or change the distribution of the statewide local sales tax.

Proposition 1A also prohibits the State from mandating activities on cities, counties or special districts without providing for the funding needed to comply with the mandates. If the State does not provide funding for an activity that has been determined to be mandated, the requirement on cities, counties or special districts to abide by the mandate would be suspended. In addition, Proposition 1A expands the definition of what constitutes a mandate to encompass State action that transfers to cities, counties and special districts financial responsibility for a required program for which the State previously had partial or complete responsibility. The State mandate provisions of Proposition 1A do not apply to schools or community colleges or to mandates relating to employee rights.

Constitutional, Legislative and Other Factors

The State is subject to an annual appropriations limit imposed by Article XIII B of the State Constitution (the "Appropriations Limit"). The Appropriations Limit does not restrict appropriations to pay debt service on voter-authorized bonds.

Article XIII B prohibits the State from spending "appropriations subject to limitation" in excess of the Appropriations Limit. "Appropriations subject to limitation" are authorizations to spend "proceeds of taxes," which consist of tax revenues and certain other funds, including proceeds from regulatory licenses, user charges or other fees to the extent that such proceeds exceed "the cost reasonably borne by that entity in providing the regulation, product or service," but "proceeds of taxes" exclude most State subventions to local governments, tax refunds and some benefit payments such as unemployment insurance. No limit is imposed on appropriations of funds which are not "proceeds of taxes," such as reasonable user charges or fees and certain other non-tax funds. Various types of appropriations are excluded from the Appropriations Limit.

The State's Appropriations Limit in each year is based on the Limit for the prior year, adjusted annually for changes in State per capita personal income and changes in population, and adjusted, when applicable, for any transfer of financial responsibility for providing services to or from another unit of government or any transfer of the financial source for the provisions of services from tax proceeds to non-tax proceeds.

The Legislature has enacted legislation to implement Article XIII B which defines certain terms used in Article XIII B and sets forth the methods for determining the Appropriations Limit. California Government code Section 7912 requires an estimate of the Appropriations Limit to be included in the Governor's Budget, and thereafter to be subject to the budget process and established in the Budget Act.

On November 8, 1988, voters of the State approved Proposition 98, a combined initiative constitutional amendment and statute called the "Classroom Instructional Improvement and Accountability Act." Proposition 98 changed State funding of public education below the university level and the operation of the State appropriations funding, primarily by guaranteeing K-14 schools a minimum share of General Fund revenues. Proposition 98 permits the Legislature by two-thirds vote of both houses, with the Governor's concurrence, to suspend the K-14 schools' minimum funding formula for a one-year period. Proposition 98 also contains provisions transferring certain State tax revenues in excess of the Article XIII B limit to K-14 schools.

Because of the complexities of Article XIII B, the ambiguities and possible inconsistencies in its terms, the applicability of its exceptions and exemptions and the impossibility of predicting future appropriations, it is not possible to predict the impact of this or related legislation on the bonds in the Fund's portfolio.

Articles XIII A, XIII B, XIII C and XIII D were each adopted as measures that qualified for the ballot pursuant to the State's initiative process. Other Constitutional amendments affecting State and local taxes and appropriations have been proposed from time to time. If any such initiatives were adopted, the State could be pressured to provide additional financial assistance to local Governments or appropriate revenues as mandated by such initiatives. Propositions such as Proposition 98 and others that may be adopted in the future may place increasing pressure on the State's budget over future years, potentially reducing resources available for other State programs, especially to the extent the Article XIII B spending limit would restrain the State's ability to fund such other programs by raising taxes.

Effect of other State Laws on Bond Obligations. Some of the tax-exempt securities that the Fund can invest in may be obligations payable solely from the revenues of a specific institution or secured by specific properties. These are subject to provisions of California law that could adversely affect the holders of such obligations. For example, the revenues of California health care institutions may be adversely affected by State laws, and California law limits the remedies of a creditor secured by a mortgage or deed of trust on real property. Debt obligations payable solely from revenues of health care institutions may also be insured by the State but no guarantee exists that adequate reserve funds will be appropriated by the State legislature for such purpose.

Pending Litigation

The State is a party to numerous legal proceedings, many of which normally occur in governmental operations. In addition, the State is involved in certain other legal proceedings that, if decided against the State might require the State to make significant future expenditures or impair future revenue sources. Because of the prospective nature of these proceedings, it is not possible to predict the outcome of such litigation or estimate the potential impact on the ability of the State to pay debt service costs on its obligations.

On August 29, 2008, the Los Angeles Superior Court ruled in favor of the plaintiff in Nortel Networks Inc. v. State Board of Equalization, a tax refund case involving the interpretation of certain statutory sales and use tax exemptions for "custom-written" computer software and licenses to use computer software. The adverse ruling to the Board if applied to other similarly situated taxpayers could have a significant negative impact, in the range of approximately $500 million annually, on tax revenues.

On March 31, 2008, the Court of Appeal, First Appellate District, ruled in Computer Service Tax Cases (Dell, Inc. v. State Board of Equalization) that the State Board of Equalization improperly collected sales and use tax on optional service contracts that Dell, Inc. sold with computers. The decision will lead to a judgment requiring the Board to refund the tax with interest. The amount of the refund has not been determined, but with interest may exceed $250 million, which would be made in the 2008-09 fiscal year.

On August 8, 2005, a lawsuit titled California Teachers Association et al. v. Arnold Schwarzenegger et al. was filed. Plaintiffs – California Teachers Association, California Superintendent of Public Instruction Jack O'Connell and various other individuals – allege that the California Constitution's minimum school funding guarantee was not followed for the 2004-05 fiscal year and the 2005-06 fiscal year in the aggregate amount of approximately $3.1 billion. Plaintiffs seek a writ of mandate requiring the State to recalculate the minimum-funding guarantee in compliance with the California Constitution. On May 10, 2006, counsel for all parties executed a settlement agreement, and the action has been stayed pending implementation legislation. The settlement calls for payment of the outstanding balance of the minimum funding obligation to school districts and community college districts (approximately $3 billion in the aggregate) through the 2013-14 fiscal year.

California Taxation

The State of California has adopted legislation incorporating the federal provisions relating to regulated investment companies as of January 1, 2005. Thus, to the extent the Fund distributes its income, it will be exempt from the California franchise and corporate income taxes as a regulated investment company under section 24870 of the California Revenue and Taxation Code.

In the year in which the Fund qualifies as a regulated investment company under the Code and is exempt from federal income tax, (1) the Fund will also be exempt from the California corporate income and franchise taxes to the extent it distributes its income, and (2) provided that 50% or more of the value of the total assets of the Fund at the close of each quarter of its taxable year consists of obligations, the interest on which (when held by an individual) is exempt from personal income taxation under California law, and the Fund designates such dividends as exempt-interest dividends in a written notice mailed to the shareholders within 60 days after the close of the taxable year, the Fund will be qualified under California law to distribute dividends ("California exempt-interest dividends") which will be exempt from the California personal income tax. The Fund intends to qualify under the above requirement so that it can distribute California exempt-interest dividends. If the Fund fails to so qualify, no part of its dividends will be exempt from the California personal income tax.

The portion of dividends constituting California exempt-interest dividends is that portion derived from interest on obligations issued by California and its municipalities and localities (as well as certain territories and possessions of the United States such as Puerto Rico, the Virgin Islands, and Guam), the interest on which (when held by an individual) is excludable from California personal income under California law. Distributions from the Fund that are attributable to sources other than those described in the preceding sentence generally will be taxable to such shareholders as ordinary income. In addition, distributions other than exempt-interest dividends to such shareholders are includable in income that may be subject to the California alternative minimum tax. The total amount of California exempt-interest dividends paid by the Fund to all of its shareholders with respect to any taxable year cannot exceed the amount of interest received by the Fund during such year on California municipal obligations less any expenses and expenditures. California exempt-interest dividends are excludable from income for California personal income tax purposes only. Any dividends paid to shareholders subject to the California franchise tax will be taxed as ordinary dividends to such shareholders for franchise tax purposes notwithstanding that all or a portion of such dividends are exempt from the California personal income tax.

To the extent any portion of the dividends distributed to the shareholders by the Fund is derived from taxable interest for California purposes or net short-term capital gains, such portion will be taxable to the shareholders as ordinary income. The character of long-term capital gains realized and distributed by the Fund will flow through to its shareholders regardless of how long the shareholders have held their shares (currently, only federal law, not California law, has special rates for long-term capital gains) if the Fund complies with certain rulings. If a shareholder of the Fund received any California exempt-interest dividends on shares thereafter sold within six months of acquisition, then any realized loss, to the extent of the amount of exempt-interest dividends received prior to such sale, will be disallowed. Interest on indebtedness incurred by shareholders to purchase or carry shares of the Fund will not be deductible for California personal income tax purposes. Any loss realized upon the redemption of shares within 30 days before or after the acquisition of other shares of the same series may be disallowed under the "wash sale" rules.

The foregoing is only a summary of some of the important California personal income tax considerations generally affecting the Fund and its shareholders. No attempt is made to present a detailed explanation of the California personal income tax treatment of the Fund or its shareholders, and this discussion is not intended as a substitute for careful planning. Accordingly, potential investors in the Fund should consult their tax advisers with respect to the application of California taxes to the receipt of the Fund's dividends and as to their own California tax situation.

Puerto Rico

A significant portion of the Fund may be general obligations and/or revenue bonds of issuers located in the Commonwealth of Puerto Rico. These bonds may be affected by political, social and economic conditions in Puerto Rico. The following is a brief summary of factors affecting the economy of the Commonwealth of Puerto Rico and does not purport to be a complete description of such factors.

Puerto Rico is the fourth largest island in the Caribbean and an estimated 3.9 million people call it home. Puerto Rico's economy continues to track those of states on the U.S. mainland and as such has slowed. Tourism has improved in the last year. The number of rented hotel rooms has increased as has the number of rooms available. The Commonwealth has recently opened a new convention center, which it hopes will attract new business and continue to improve tourism. Since 2002, the Commonwealth reports its economy has been expanding at a moderate annual rate of 2.3%, but recently, several key economic indicators have begun to indicate a slowing of activity. The Planning Board recently lowered its real gross national product forecast to a decline of 1.4% in 2007 followed by a small improvement of 0.8% in 2008. It is possible this will be revised downward.

The island's unemployment rate dropped from 13.6% in 1998 down to an average of 10.6%, 11.7%, and 11.2% in 2005, 2006 and 2007, respectively. As of January 2008, unemployment was 10.9%. The largest employment sectors include government (29%), services (31%), trade (16%) and manufacturing (11%). The manufacturing sector has undergone some major changes as pharmaceuticals, biotech and technology have proven to be growth areas for the Commonwealth.

The Commonwealth's financial stresses continue. Its financial situation reached a low point in May 2006, when the government disclosed a significant budget gap of $738 million for the then current fiscal year. After a political impasse on how to handle the deficit, the Governor ordered the closing of certain non-essential government offices and schools due to the lack of money available for operations on May 1, 2006. During the shutdown, the Governor and legislative leaders were unable to agree on a loan from the Government Development Bank of Puerto Rico (GDB) and what sources would be used for repayment. After an impasse, a four-person commission of non-elected citizens was charged with resolving the fiscal crisis. The commission decided on a special 1% sales tax to repay the GDB loan, and the sales tax was expected to be part of a larger sales tax that could generate a net $300-$400 million for the General Fund. Employees went back to work on May 15, 2006. After much political wrangling, including taking the sales tax to court, the legislature and Governor were able to agree on a sales tax rate, agree on spending reductions and enable a loan from the GDB.

     The budgeted General Fund expenses for fiscal year 2008 were $9.227 billion. Preliminary actual expenditures during fiscal year 2008 were $9.057 billion. Preliminary General Fund revenues for fiscal year 2008 totaled $8.253 billion, which is $418 million less than the Department of the Treasury's revised estimate for that period of $8.671 billion. This amount includes $4.359 billion in revenues from individual and corporate income taxes, $1.088 billion from non-resident withholding taxes, $864 million from excise taxes and $911 million of sales tax revenues. The foregoing difference between the preliminary General Fund revenues and preliminary actual expenses for fiscal year 2008 was covered by a recovery of approximately $287 million more in federal funds than had been budgeted, $150 million from the pending sale of certain government properties, cash flow savings resulting from restructuring of certain outstanding debt, and certain cash management procedures, which include delaying payments to certain vendors for a short period of time (carrying them over into the next fiscal year). The federal funds recovery represented reimbursement of amounts advanced by the Commonwealth's Department of Education during fiscal years 2006 and 2007.
     On July 20, 2008, the Governor signed into law the General Fund budget for fiscal year 2009 of $9.484 billion, or approximately $257 million more than budgeted expenditures for fiscal year 2009 of $9.227 billion. The increase in budgeted expenditures over fiscal year 2008 is mainly due to $105 million from University of Puerto Rico, judiciary and municipal increases based on the legislated formulas and salary increases mandated by law or collective bargaining agreements. An additional $41.2 million is budgeted for the State Election Commission. The General Fund revenue projection for fiscal year 2009 is $8.488 billion, an increase of $235 million, or 2.9%, from preliminary net revenues for fiscal year 2008 of $8.253 billion. The Commonwealth's budgeted expenditures for fiscal year 2009 of $9.484 billion exceed projected revenues of $8.488 by approximately $1 billion. The Commonwealth's economic team is working to enforce spending control measures that have been established to attempt to minimize the budget risk. In connection with the budget approval and in order to cover the approximately $1 billion difference between approved expenditures and projected revenues, legislation was approved and signed by the Governor authorizing the Commonwealth (i) to sell and or transfer delinquent tax receivables up to $1 billion, and (ii) as an exception to the general prohibition against borrowings to balance the budget, to issue limited special obligations of the Commonwealth payable from and collateralized with tax receivables. There is no guaranty that the Commonwealth will be able to issue such limited special obligations in amounts sufficient to cover the expected revenue shortfall in a timely manner, and, if that is the case, other funding sources, such as possible support from Government Development Bank, will have to be secured.

While Puerto Rico's debt per capita levels are at the higher end of the spectrum compared to U.S. states, this is partly explained by the fact that Puerto Rico generally centralizes the majority of its debt issuance at the territory level. These debt levels have increased as Puerto Rico financed significant capital and infrastructure improvements. Puerto Rico continues to maintain a large unfunded pension liability of almost $10 billion that risks running out of money as early as 2014. The Commonwealth issued pension obligation bonds in early 2008, which will help but not solve the pension issues. The bonds are secured by future employer contributions.

Puerto Rico will continue to face challenges from the 1996 passage of a bill eliminating Section 936 of the Internal Revenue Code. This section had given certain U.S. corporations operating in Puerto Rico significant tax advantages. These incentives had helped drive Puerto Rico's economic growth, especially with the development of its manufacturing sector. U.S. firms that had benefited from these incentives provided a significant portion of Puerto Rico's revenues, employment and deposits in local financial institutions.

Indictment of Governor of Puerto Rico/Election of New Governor

     In March 2008, the Governor of Puerto Rico and several other individuals were named in federal grand jury indictments relating to the use of political contributions and campaign funds during the period when the Governor was Resident Commissioner in Washington, D.C. In addition, on August 19, 2008, the Governor and other individuals were named in federal grand jury indictments relating to the use of political contributions and campaign funds during the Governor's campaign and after his election as Governor. The Governor has denied any wrongdoing and has stated his intention to remain in his position and present his defense. It is not expected that such developments will have any impact on the fiscal affairs of the Commonwealth or on the payment of any obligations issued by the Commonwealth. On November 4, 2008, Luis G. Fortuno, the current Resident Commissioner of the Commonwealth, was elected as the next governor of Puerto Rico. Mr. Fortuno will assume his position as governor on January 1, 2009.

Guam

The island of Guam has an estimated population of 173,000. Its economy is driven by tourism and U.S. Military activity. The government of Guam also receives significant support from the U.S. Treasury. Japan accounts for a substantial amount of Guam's tourism (78% of visitors), which makes the island's economy very sensitive to fluctuations in the Japanese economy. Economic weakness in Japan and other parts of Asia has had a negative impact on Guam tourism. Combined with a typhoon in 1997, a super-typhoon in 2002, September 11, 2001 (9/11), SARS and the war in Iraq, tourism declined in the early to mid-part of this decade. However, tourism has seen improvement in recent years, helped by favorable weather and a steadying Japanese economy. In August 2007, visitor arrivals hit the highest mark since 9/11 and calendar year 2007 arrivals increased 1.1% from 2006. However, since then, arrivals have dropped off. In February 2008, arrivals were down 2.5% from a year earlier.

Employment has been quite volatile on Guam since 1998. Total employment reached a peak of 62,350 in March of 1999. Small increases followed in 2000 and 2001, but then employment fell by nearly 10% in early 2002. Employment has slowly increased during the past four years, reaching 58,040 in June 2007. Unemployment rates remain high and were 6.9% in March 2006, the last time it was calculated by the U.S. Bureau of Labor Statistics.

The U.S. Military presence on Guam has always been a positive contributor to the economy. Its strategic location close to Asia has increased its importance in the overall military strategy of the U.S. As a result, the U.S. government is in the process of a significant buildup of personnel and facilities on Guam. The Marines are planning on relocating some 8,000 Marines and their 9,000 dependents to Guam from Okinawa, Japan by 2014, and the U.S. Navy has stationed several submarines and carrier strike forces on the island. This planned growth requires a substantial amount of new facilities, upgrades to existing facilities and infrastructure improvements, possibly totaling as much as $10 billion. The short- and long-term implications of this growth are expected to be positive.

Guam's overall financial condition has deteriorated due to a slew of misfortunes and mismanagement. Natural disasters, the economic crisis in Japan, and the events of 9/11 have all contributed to Guam's financial hardship. Guam has seen negative financial results for most of the past decade. As a result, its fiscal year 2006 accumulated deficit had grown to almost $540 million. It has a large unfunded liability in its pension fund and a large liability to its residents for unpaid tax refunds. The government issued debt in 2007 to fund some of these liabilities, restructure debt and pay debt service on current obligations for which cash was not available. Guam has identified several steps that can be taken to improve its financial condition, but successful implementation is uncertain. The improvement in tourism and expected economic boost from the military buildup could also improve the territory's financial picture, but it is unclear whether Guam will be able to erase this deficit in the foreseeable future.

United States Virgin Islands

Approximately 112,801 people reside in the 70 small islands and cays that make up the U.S. Virgin Islands. The U.S. Virgin Islands continue to experience higher unemployment rates and lower wealth levels than realized in the U.S., although both of these measurements have improved in the past few years. The economy of the U.S. Virgin Islands is driven by tourism, which accounts for approximately 80% of gross domestic product and a significant share of employment. The islands' tourism industry was hit hard after the events of 9/11, but tourism activity experienced a modest recovery beginning in 2004. The majority of the islands' visitors arrive via cruise ships, and total cruise ship arrivals increased 11.9% in 2004. Total cruise ship arrivals decreased slightly in 2005 and 2006 and increased marginally in 2007. Air arrivals reached an all-time high in 2005 before decreasing slightly in 2006. Total air arrivals increased by a little more than 3.0% in 2007. Taking both air and cruise arrivals into account, tourism activity increased 1.4% in 2007. Hotel occupancy rates have been above 60% since 2004, including average rates of 60.6% in 2006 and 64.9% in 2007. In the five years prior to 2004, hotel occupancy had ranged between 55% and 58%. The unemployment rate peaked at 9.4% in 2003, but had fallen to 6.2% by the end of 2006 due to increased tourism. Private sector jobs comprise 72.7% of all non-farm jobs with 44.0% comprising services, including tourism employment. Manufacturing represents just more than 5.1% of employment, and construction represents about 6.9%.

The U.S. Virgin Islands government carries a large public sector payroll and relies heavily on taxes as a revenue source (roughly 91% of all revenues). These factors, together with the lingering effects of several major hurricanes in the past two decades, have contributed to the government's poor financial performance. The government has suffered numerous years of budget imbalances over the past decade, resulting in recurring annual General Fund deficits. The cash-flow crisis in the government intensified in fiscal year 2002 due to the slumping economy and lower tax receipts. In fiscal year 2003, the government stabilized cash flows with the help of approximately $81.5 million of financing proceeds. For the fiscal year 2003, the government reduced its operating deficit from $164.4 million to $109.8 million, and used transfers and bank anticipation notes proceeds to increase the fund balance by $68.3 million. The ending fund balance of $97.2 million was equal to 16.85% of expenditures. Financial results continued to be positive in fiscal year 2004 and fiscal year 2005. In fiscal year 2004, the General Fund balance increased by more than $30 million, and an additional increase of $52.4 million was achieved in fiscal year 2005. By the end of fiscal year 2005, the General Fund balance had reached $180.1 million, which was equal to 28.8% of expenditures. It should be noted that expenditures remain elevated and the General Fund is still producing operating deficits each year. However, securitized tax revenues have been sufficient to cover debt service and supplement the General Fund, and the fund balance should remain strong under these conditions. Financial results for fiscal years 2006 and 2007 are not available at this time.

In October 1999, the government and the U.S. Department of Interior entered into a Memorandum of Understanding stipulating that federal grants will be awarded contingent on several financial performance and accountability standards being met that will demonstrate improvement in the economic and financial condition of the islands. In recent years, the government has tried to improve its financial profile by implementing several cost-cutting measures, including renegotiating debt obligations, consolidating departments, cutting healthcare costs, hiring freezes, and a reduction in overtime.

Mariana Islands

The Mariana Islands became a U.S. territory in 1975. At that time, the U.S. government agreed to exempt the islands from federal minimum wage and immigration laws in an effort to help stimulate industry and the economy. The islands' minimum wage is currently $4.20 per hour below the U.S. level. Immigration from various Asian countries, however, has provided cheap labor for the islands' industries over the last several decades. Foreign workers have accounted for approximately four times the number of indigenous workers.

It is estimated that the garment industry contributes about 30% of General Fund expenditures compared to 40% just a few years ago and is expected to decline further in 2008. The decline is largely a result of the elimination of quota restrictions for World Trade Organization members in 2005. The export value of the industry dropped 13% in 2005, 26% in 2006 and an estimated 10% drop in 2007. Employment in the industry has dropped from 17,000 workers in 2001 to about 7,000 in 2007, and the number of factories has dropped from 34 to 16 over the same period. There is also additional legislation being considered in Congress that could negatively affect this industry further if passed, including implementation of the federal minimum wage rate in the Commonwealth of the Northern Mariana Islands (CNMI) and the implementation of federal immigration laws in the islands. The Commonwealth's gross business revenues were $1.4 billion in 1993, then increased to a high of $2.6 billion in 1997. Gross business revenues have since declined to $1.3 billion for 2006.

The tourism industry is the other large contributor to the CNMI economy. Tourism, which is largely driven by trends in Asia, is estimated to account for up to 35% of the economy. Visitors to the islands have declined over the last several years from 694,888 in 1997 to 459,458 in 2003 and 435,494 in 2006. Arrivals declined another 22% in 2007. The decline is a result of many factors including the weakening of the Asian economy, SARS, the war in Iraq and most recently the reduction in flights available from Japan to CNMI. The year-over-year decline in Japanese arrivals as of January 2008 has improved as flights from Osaka started in late December. It is important that available flights from Japan continue to increase since Japan makes up the largest visitor segment. The CNMI is trying to diversify its visitor profile and is working closely with Chinese officials to open up this channel and is currently seeing strong growth from Korea and Russia.

The Commonwealth's financials have been in a deficit position since 1994. The most recent audited financial statement is from 2006 and it identified a $174 million negative unreserved fund balance which is 88% of annual expenditures after transfers. The $16 million 2006 deficit was smaller, however, than the 2005 deficit. The Commonwealth attributes the deficit for 2006 to disbursements from bond proceeds received in 2004 and the inclusion of $11.9 million in employer retirement contributions even though employer retirement contributions had been suspended under public law.

C-5

Appendix C

OppenheimerFunds Special Sales Charge Arrangements and Waivers

In certain cases, the initial sales charge that applies to purchases of Class A shares2 of the Oppenheimer funds or the contingent deferred sales charge that may apply to Class A, Class B or Class C shares may be waived.3 That is because of the economies of sales efforts realized by OppenheimerFunds Distributor, Inc., (referred to in this document as the "Distributor"), or by dealers or other financial institutions that offer those shares to certain classes of investors. Not all waivers apply to all funds.

For the purposes of some of the waivers described below and in the Prospectus and Statement of Additional Information of the applicable Oppenheimer funds, the term "Retirement Plan" refers to the following types of plans:

1)     plans created or qualified under Sections 401(a) or 401(k) of the Internal Revenue Code,

2)     non-qualified deferred compensation plans,

3)     employee benefit plans4
4)     Group Retirement Plans5
5)     403(b)(7) custodial plan accounts, and
6)     Individual Retirement Accounts ("IRAs"), including traditional IRAs, Roth IRAs, SEP-IRAs, SARSEPs or SIMPLE plans

The interpretation of these provisions as to the applicability of a special arrangement or waiver in a particular case is in the sole discretion of the Distributor or the transfer agent (referred to in this document as the "Transfer Agent") of the particular Oppenheimer fund. These waivers and special arrangements may be amended or terminated at any time by a particular fund, the Distributor, and/or OppenheimerFunds, Inc. (referred to in this document as the "Manager").

Waivers that apply at the time shares are redeemed must be requested by the shareholder and/or dealer in the redemption request.

I.	Applicability of Class A Contingent Deferred Sales Charges in Certain Cases

Purchases of Class A Shares of Oppenheimer Funds That Are Not Subject to Initial Sales Charge but May Be Subject to the Class A Contingent Deferred Sales Charge (unless a waiver applies).

     There is no initial sales charge on purchases of Class A shares of any of the Oppenheimer funds in the cases listed below. However, these purchases may be subject to the Class A contingent deferred sales charge if redeemed within 18 months (24 months in the case of shares of Oppenheimer Rochester National Municipals and Rochester Fund Municipals purchased prior to October 22, 2007) of the beginning of the calendar month of their purchase, as described in the Prospectus (unless a waiver described elsewhere in this Appendix applies to the redemption). Additionally, on shares purchased under these waivers that are subject to the Class A contingent deferred sales charge, the Distributor will pay the applicable concession described in the Prospectus under "Class A Contingent Deferred Sales Charge."6 This waiver provision applies to:

❑	Purchases of Class A shares aggregating $1 million or more.

❑

Purchases of Class A shares, prior to March 1, 2007, by a Retirement Plan that was permitted to purchase such shares at net asset value but subject to a contingent deferred sales charge prior to March 1, 2001. That included plans (other than IRA or 403(b)(7) Custodial Plans) that: 1) bought shares costing $500,000 or more, 2) had at the time of purchase 100 or more eligible employees or total plan assets of $500,000 or more, or 3) certified to the Distributor that it projects to have annual plan purchases of $200,000 or more.

❑	Purchases by an OppenheimerFunds-sponsored Rollover IRA, if the purchases are made:

1)     through a broker, dealer, bank or registered investment adviser that has made special arrangements with the Distributor for those purchases, or

2)     by a direct rollover of a distribution from a qualified Retirement Plan if the administrator of that Plan has made special arrangements with the Distributor for those purchases.

❑	Purchases of Class A shares by Retirement Plans that have any of the following record-keeping arrangements:

1)     The record keeping is performed by Merrill Lynch Pierce Fenner & Smith, Inc. ("Merrill Lynch") on a daily valuation basis for the Retirement Plan. On the date the plan sponsor signs the record-keeping service agreement with Merrill Lynch, the Plan must have $3 million or more of its assets invested in (a) mutual funds, other than those advised or managed by Merrill Lynch Investment Management, L.P. ("MLIM"), that are made available under a Service Agreement between Merrill Lynch and the mutual fund's principal underwriter or distributor, and (b) funds advised or managed by MLIM (the funds described in (a) and (b) are referred to as "Applicable Investments").

2)     The record keeping for the Retirement Plan is performed on a daily valuation basis by a record keeper whose services are provided under a contract or arrangement between the Retirement Plan and Merrill Lynch. On the date the plan sponsor signs the record keeping service agreement with Merrill Lynch, the Plan must have $5 million or more of its assets (excluding assets invested in money market funds) invested in Applicable Investments.

3)     The record keeping for a Retirement Plan is handled under a service agreement with Merrill Lynch and on the date the plan sponsor signs that agreement, the Plan has 500 or more eligible employees (as determined by the Merrill Lynch plan conversion manager).

II.	Waivers of Class A Sales Charges of Oppenheimer Funds

A.     Waivers of Initial and Contingent Deferred Sales Charges for Certain Purchasers.

Class A shares purchased by the following investors are not subject to any Class A sales charges (and no concessions are paid by the Distributor on such purchases):

❑	The Manager or its affiliates.

❑

Present or former officers, directors, trustees and employees (and their "immediate families") of the Fund, the Manager and its affiliates, and retirement plans established by them for their employees. The term "immediate family" refers to one's spouse, children, grandchildren, grandparents, parents, parents-in-law, brothers and sisters, sons- and daughters-in-law, a sibling's spouse, a spouse's siblings, aunts, uncles, nieces and nephews; relatives by virtue of a remarriage (step-children, step-parents, etc.) are included.

❑	Registered management investment companies, or separate accounts of insurance companies having an agreement with the Manager or the Distributor for that purpose.

❑	Dealers or brokers that have a sales agreement with the Distributor, if they purchase shares for their own accounts or for retirement plans for their employees.

❑

Employees and registered representatives (and their spouses) of dealers or brokers described above or financial institutions that have entered into sales arrangements with such dealers or brokers (and which are identified as such to the Distributor) or with the Distributor. The purchaser must certify to the Distributor at the time of purchase that the purchase is for the purchaser's own account (or for the benefit of such employee's spouse or minor children).

❑

Dealers, brokers, banks or registered investment advisers that have entered into an agreement with the Distributor providing specifically for the use of shares of the Fund in particular investment products made available to their clients. Those clients may be charged a transaction fee by their dealer, broker, bank or advisor for the purchase or sale of Fund shares.

❑

Investment advisers and financial planners who have entered into an agreement for this purpose with the Distributor and who charge an advisory, consulting or other fee for their services and buy shares for their own accounts or the accounts of their clients.

❑

"Rabbi trusts" that buy shares for their own accounts, if the purchases are made through a broker or agent or other financial intermediary that has made special arrangements with the Distributor for those purchases.

❑

Clients of investment advisers or financial planners (that have entered into an agreement for this purpose with the Distributor) who buy shares for their own accounts may also purchase shares without sales charge but only if their accounts are linked to a master account of their investment adviser or financial planner on the books and records of the broker, agent or financial intermediary with which the Distributor has made such special arrangements. Each of these investors may be charged a fee by the broker, agent or financial intermediary for purchasing shares.

❑

Directors, trustees, officers or full-time employees of OpCap Advisors or its affiliates, their relatives or any trust, pension, profit sharing or other benefit plan which beneficially owns shares for those persons.

❑

Accounts for which Oppenheimer Capital (or its successor) is the investment adviser (the Distributor must be advised of this arrangement) and persons who are directors or trustees of the company or trust which is the beneficial owner of such accounts.

❑	A unit investment trust that has entered into an appropriate agreement with the Distributor.

❑

Dealers, brokers, banks, or registered investment advisers that have entered into an agreement with the Distributor to sell shares to defined contribution employee retirement plans for which the dealer, broker or investment adviser provides administration services.

❑

Retirement Plans and deferred compensation plans and trusts used to fund those plans (including, for example, plans qualified or created under sections 401(a), 401(k), 403(b) or 457 of the Internal Revenue Code), in each case if those purchases are made through a broker, agent or other financial intermediary that has made special arrangements with the Distributor for those purchases.

❑

A TRAC-2000 401(k) plan (sponsored by the former Quest for Value Advisors) whose Class B or Class C shares of a Former Quest for Value Fund were exchanged for Class A shares of that Fund due to the termination of the Class B and Class C TRAC-2000 program on November 24, 1995.

❑

A qualified Retirement Plan that had agreed with the former Quest for Value Advisors to purchase shares of any of the Former Quest for Value Funds at net asset value, with such shares to be held through DCXchange, a sub-transfer agency mutual fund clearinghouse, if that arrangement was consummated and share purchases commenced by December 31, 1996.

❑

Effective March 1, 2007, purchases of Class A shares by a Retirement Plan that was permitted to purchase such shares at net asset value but subject to a contingent deferred sales charge prior to March 1, 2001. That included plans (other than IRA or 403(b)(7) Custodial Plans) that: 1) bought shares costing $500,000 or more, 2) had at the time of purchase 100 or more eligible employees or total plan assets of $500,000 or more, or 3) certified to the Distributor that it projects to have annual plan purchases of $200,000 or more.

❑	Effective October 1, 2005, taxable accounts established with the proceeds of Required Minimum Distributions from Retirement Plans.

❑	Purchases of Class A shares by former shareholders of Atlas Strategic Income Fund in any Oppenheimer fund into which shareholders of Oppenheimer Strategic Income Fund may exchange.

❑

Purchases prior to June 15, 2008 by former shareholders of Oppenheimer Tremont Market Neutral Fund, LLC or Oppenheimer Tremont Opportunity Fund, LLC, directly from the proceeds from mandatory redemptions.

B.     Waivers of the Class A Initial and Contingent Deferred Sales Charges in Certain Transactions.

1.	Class A shares issued or purchased in the following transactions are not subject to sales charges (and no concessions are paid by the Distributor on such purchases):

❑	Shares issued in plans of reorganization, such as mergers, asset acquisitions and exchange offers, to which the Fund is a party.

❑

Shares purchased by the reinvestment of dividends or other distributions reinvested from the Fund or other Oppenheimer funds or unit investment trusts for which reinvestment arrangements have been made with the Distributor.

❑	Shares purchased by certain Retirement Plans that are part of a retirement plan or platform offered by banks, broker-dealers, financial advisors or insurance companies, or serviced by recordkeepers.

❑	Shares purchased by the reinvestment of loan repayments by a participant in a Retirement Plan for which the Manager or an affiliate acts as sponsor.

❑	Shares purchased in amounts of less than $5.

2.

Class A shares issued and purchased in the following transactions are not subject to sales charges (a dealer concession at the annual rate of 0.25% is paid by the Distributor on purchases made within the first 6 months of plan establishment):

❑	Retirement Plans that have $5 million or more in plan assets.

❑	Retirement Plans with a single plan sponsor that have $5 million or more in aggregate assets invested in Oppenheimer funds.

C.     Waivers of the Class A Contingent Deferred Sales Charge for Certain Redemptions.

The Class A contingent deferred sales charge is also waived if shares that would otherwise be subject to the contingent deferred sales charge are redeemed in the following cases:

❑	To make Automatic Withdrawal Plan payments that are limited annually to no more than 12% of the account value adjusted annually.

❑	Involuntary redemptions of shares by operation of law or involuntary redemptions of small accounts (please refer to "Shareholder Account Rules and Policies," in the applicable fund Prospectus).

❑	For distributions from Retirement Plans, deferred compensation plans or other employee benefit plans for any of the following purposes:

1)     Following the death or disability (as defined in the Internal Revenue Code) of the participant or beneficiary. The death or disability must occur after the participant's account was established.

2)     To return excess contributions.

3)     To return contributions made due to a mistake of fact.

4)	Hardship withdrawals, as defined in the plan.[7]

5)     Under a Qualified Domestic Relations Order, as defined in the Internal Revenue Code, or, in the case of an IRA, a divorce or separation agreement described in Section 71(b) of the Internal Revenue Code.

6)     To meet the minimum distribution requirements of the Internal Revenue Code.

7)     To make "substantially equal periodic payments" as described in Section 72(t) of the Internal Revenue Code.

8)     For loans to participants or beneficiaries.

9)     Separation from service.8
10)     Participant-directed redemptions to purchase shares of a mutual fund (other than a fund managed by the Manager or a subsidiary of the Manager) if the plan has made special arrangements with the Distributor.

11)     Plan termination or "in-service distributions," if the redemption proceeds are rolled over directly to an OppenheimerFunds-sponsored IRA.

❑	For distributions from 401(k) plans sponsored by broker-dealers that have entered into a special agreement with the Distributor allowing this waiver.

❑	For distributions from retirement plans that have $10 million or more in plan assets and that have entered into a special agreement with the Distributor.

❑

For distributions from retirement plans which are part of a retirement plan product or platform offered by certain banks, broker-dealers, financial advisors, insurance companies or record keepers which have entered into a special agreement with the Distributor.

❑

At the sole discretion of the Distributor, the contingent deferred sales charge may be waived for redemptions of shares requested by the shareholder of record within 60 days following the termination by the Distributor of the selling agreement between the Distributor and the shareholder of record's broker-dealer of record for the account.

III.	Waivers of Class B, Class C and Class N Sales Charges of Oppenheimer Funds

The Class B, Class C and Class N contingent deferred sales charges will not be applied to shares purchased in certain types of transactions or redeemed in certain circumstances described below.

A.     Waivers for Redemptions in Certain Cases.

The Class B, Class C and Class N contingent deferred sales charges will be waived for redemptions of shares in the following cases:

❑	Shares redeemed involuntarily, as described in "Shareholder Account Rules and Policies," in the applicable Prospectus.

❑

Redemptions from accounts other than Retirement Plans following the death or disability of the last surviving shareholder. The death or disability must have occurred after the account was established, and for disability you must provide evidence of a determination of disability by the Social Security Administration.

❑

The contingent deferred sales charges are generally not waived following the death or disability of a grantor or trustee for a trust account. The contingent deferred sales charges will only be waived in the limited case of the death of the trustee of a grantor trust or revocable living trust for which the trustee is also the sole beneficiary. The death or disability must have occurred after the account was established, and for disability you must provide evidence of a determination of disability (as defined in the Internal Revenue Code).

❑	Distributions from accounts for which the broker-dealer of record has entered into a special agreement with the Distributor allowing this waiver.

❑

At the sole discretion of the Distributor, the contingent deferred sales charge may be waived for redemptions of shares requested by the shareholder of record within 60 days following the termination by the Distributor of the selling agreement between the Distributor and the shareholder of record's broker-dealer of record for the account.

❑	Redemptions of Class B shares held by Retirement Plans whose records are maintained on a daily valuation basis by Merrill Lynch or an independent record keeper under a contract with Merrill Lynch.

❑

Redemptions of Class C shares of Oppenheimer U.S. Government Trust from accounts of clients of financial institutions that have entered into a special arrangement with the Distributor for this purpose.

❑

Redemptions of Class C shares of an Oppenheimer fund in amounts of $1 million or more requested in writing by a Retirement Plan sponsor and submitted more than 12 months after the Retirement Plan's first purchase of Class C shares, if the redemption proceeds are invested to purchase Class N shares of one or more Oppenheimer funds.

❑	Distributions[9] from Retirement Plans or other employee benefit plans for any of the following purposes:

1)     Following the death or disability (as defined in the Internal Revenue Code) of the participant or beneficiary. The death or disability must occur after the participant's account was established in an Oppenheimer fund.

2)     To return excess contributions made to a participant's account.

3)     To return contributions made due to a mistake of fact.

4)     To make hardship withdrawals, as defined in the plan.10
5)     To make distributions required under a Qualified Domestic Relations Order or, in the case of an IRA, a divorce or separation agreement described in Section 71(b) of the Internal Revenue Code.
6)     To meet the minimum distribution requirements of the Internal Revenue Code.
7)     To make "substantially equal periodic payments" as described in Section 72(t) of the Internal Revenue Code.
8)     For loans to participants or beneficiaries.11
9)     On account of the participant's separation from service.12
10)     Participant-directed redemptions to purchase shares of a mutual fund (other than a fund managed by the Manager or a subsidiary of the Manager) offered as an investment option in a Retirement Plan if the plan has made special arrangements with the Distributor.
11)     Distributions made on account of a plan termination or "in-service" distributions, if the redemption proceeds are rolled over directly to an OppenheimerFunds-sponsored IRA.
12)     For distributions from a participant's account under an Automatic Withdrawal Plan after the participant reaches age 59½, as long as the aggregate value of the distributions does not exceed 10% of the account's value, adjusted annually.
13)     Redemptions of Class B shares under an Automatic Withdrawal Plan for an account other than a Retirement Plan, if the aggregate value of the redeemed shares does not exceed 10% of the account's value, adjusted annually.
14)     For distributions from 401(k) plans sponsored by broker-dealers that have entered into a special arrangement with the Distributor allowing this waiver.

❑

Redemptions of Class B shares or Class C shares under an Automatic Withdrawal Plan from an account other than a Retirement Plan if the aggregate value of the redeemed shares does not exceed 10% of the account's value annually.

❑

Redemptions of Class B shares by a Retirement Plan that is either created or qualified under Section 401(a) or 401(k)(excluding owner-only 401(k) plans) of the Internal Revenue Code or that is a non-qualified deferred compensation plan, either (1) purchased after June 30, 2008, or (2) beginning on July 1, 2011, held longer than three years.

❑	Redemptions by owner-only 401(k) plans of Class B shares purchased after June 30, 2008.

B.     Waivers for Shares Sold or Issued in Certain Transactions.

The contingent deferred sales charge is also waived on Class B and Class C shares sold or issued in the following cases:

❑	Shares sold to the Manager or its affiliates.

❑	Shares sold to registered management investment companies or separate accounts of insurance companies having an agreement with the Manager or the Distributor for that purpose.

❑	Shares issued in plans of reorganization to which the Fund is a party.

❑

Shares sold to present or former officers, directors, trustees or employees (and their "immediate families" as defined above in Section I.A.) of the Fund, the Manager and its affiliates and retirement plans established by them for their employees.

IV.	Special Sales Charge Arrangements for Shareholders of Certain Oppenheimer Funds Who Were Shareholders of Former Quest for Value Funds

The initial and contingent deferred sales charge rates and waivers for Class A, Class B and Class C shares described in the Prospectus or Statement of Additional Information of the Oppenheimer funds are modified as described below for certain persons who were shareholders of the former Quest for Value Funds. To be eligible, those persons must have been shareholders on November 24, 1995, when OppenheimerFunds, Inc. became the investment adviser to those former Quest for Value Funds. Those funds include:

Oppenheimer Rising Dividends Fund, Inc.          Oppenheimer Small- & Mid- Cap Value Fund

Oppenheimer Quest Balanced Fund               Oppenheimer Quest International Value Fund, Inc.

Oppenheimer Quest Opportunity Value Fund

     These arrangements also apply to shareholders of the following funds when they merged (were reorganized) into various Oppenheimer funds on November 24, 1995:

Quest for Value U.S. Government Income Fund     Quest for Value New York Tax-Exempt Fund

Quest for Value Investment Quality Income Fund     Quest for Value National Tax-Exempt Fund

Quest for Value Global Income Fund     Quest for Value California Tax-Exempt Fund

     All of the funds listed above are referred to in this Appendix as the "Former Quest for Value Funds." The waivers of initial and contingent deferred sales charges described in this Appendix apply to shares of an Oppenheimer fund that are either:

❑	acquired by such shareholder pursuant to an exchange of shares of an Oppenheimer fund that was one of the Former Quest for Value Funds, or

❑

purchased by such shareholder by exchange of shares of another Oppenheimer fund that were acquired pursuant to the merger of any of the Former Quest for Value Funds into that other Oppenheimer fund on November 24, 1995.

A.     Reductions or Waivers of Class A Sales Charges.

■	Reduced Class A Initial Sales Charge Rates for Certain Former Quest for Value Funds Shareholders.

Purchases by Groups and Associations. The following table sets forth the initial sales charge rates for Class A shares purchased by members of "Associations" formed for any purpose other than the purchase of securities. The rates in the table apply if that Association purchased shares of any of the Former Quest for Value Funds or received a proposal to purchase such shares from OCC Distributors prior to November 24, 1995.

Number of Eligible Employees or Members	Initial Sales Charge as a % of Offering Price	Initial Sales Charge as a % of Net Amount Invested	Concession as % of Offering Price
9 or Fewer	2.50%	2.56%	2.00%
At least 10 but not more than 49	2.00%	2.04%	1.60%

     For purchases by Associations having 50 or more eligible employees or members, there is no initial sales charge on purchases of Class A shares, but those shares are subject to the Class A contingent deferred sales charge described in the applicable fund's Prospectus.

     Purchases made under this arrangement qualify for the lower of either the sales charge rate in the table based on the number of members of an Association, or the sales charge rate that applies under the Right of Accumulation described in the applicable fund's Prospectus and Statement of Additional Information. Individuals who qualify under this arrangement for reduced sales charge rates as members of Associations also may purchase shares for their individual or custodial accounts at these reduced sales charge rates, upon request to the Distributor.

■	Waiver of Class A Sales Charges for Certain Shareholders. Class A shares purchased by the following investors are not subject to any Class A initial or contingent deferred sales charges:

•

Shareholders who were shareholders of the AMA Family of Funds on February 28, 1991 and who acquired shares of any of the Former Quest for Value Funds by merger of a portfolio of the AMA Family of Funds.

•	Shareholders who acquired shares of any Former Quest for Value Fund by merger of any of the portfolios of the Unified Funds.

■

Waiver of Class A Contingent Deferred Sales Charge in Certain Transactions. The Class A contingent deferred sales charge will not apply to redemptions of Class A shares purchased by the following investors who were shareholders of any Former Quest for Value Fund:

     Investors who purchased Class A shares from a dealer that is or was not permitted to receive a sales load or redemption fee imposed on a shareholder with whom that dealer has a fiduciary relationship, under the Employee Retirement Income Security Act of 1974 and regulations adopted under that law.

B.     Class A, Class B and Class C Contingent Deferred Sales Charge Waivers.

■

Waivers for Redemptions of Shares Purchased Prior to March 6, 1995. In the following cases, the contingent deferred sales charge will be waived for redemptions of Class A, Class B or Class C shares of an Oppenheimer fund. The shares must have been acquired by the merger of a Former Quest for Value Fund into the fund or by exchange from an Oppenheimer fund that was a Former Quest for Value Fund or into which such fund merged. Those shares must have been purchased prior to March 6, 1995 in connection with:

•

withdrawals under an automatic withdrawal plan holding only either Class B or Class C shares if the annual withdrawal does not exceed 10% of the initial value of the account value, adjusted annually, and

•	liquidation of a shareholder's account if the aggregate net asset value of shares held in the account is less than the required minimum value of such accounts.

•

■

Waivers for Redemptions of Shares Purchased on or After March 6, 1995 but Prior to November 24, 1995. In the following cases, the contingent deferred sales charge will be waived for redemptions of Class A, Class B or Class C shares of an Oppenheimer fund. The shares must have been acquired by the merger of a Former Quest for Value Fund into the fund or by exchange from an Oppenheimer fund that was a Former Quest For Value Fund or into which such Former Quest for Value Fund merged. Those shares must have been purchased on or after March 6, 1995, but prior to November 24, 1995:

•	redemptions following the death or disability of the shareholder(s) (as evidenced by a determination of total disability by the U.S. Social Security Administration);

•	withdrawals under an automatic withdrawal plan (but only for Class B or Class C shares) where the annual withdrawals do not exceed 10% of the initial value of the account value; adjusted annually, and

•	liquidation of a shareholder's account if the aggregate net asset value of shares held in the account is less than the required minimum account value.

A shareholder's account will be credited with the amount of any contingent deferred sales charge paid on the redemption of any Class A, Class B or Class C shares of the Oppenheimer fund described in this section if the proceeds are invested in the same Class of shares in that fund or another Oppenheimer fund within 90 days after redemption.

V.	Special Sales Charge Arrangements for Shareholders of Certain Oppenheimer Funds Who Were Shareholders of Connecticut Mutual Investment Accounts, Inc.

The initial and contingent deferred sales charge rates and waivers for Class A and Class B shares described in the respective Prospectus (or this Appendix) of the following Oppenheimer funds (each is referred to as a "Fund" in this section):

Oppenheimer U. S. Government Trust,
Oppenheimer Core Bond Fund,
Oppenheimer Value Fund and

are modified as described below for those Fund shareholders who were shareholders of the following funds (referred to as the "Former Connecticut Mutual Funds") on March 1, 1996, when OppenheimerFunds, Inc. became the investment adviser to the Former Connecticut Mutual Funds:

Connecticut Mutual Liquid Account     Connecticut Mutual Total Return Account

Connecticut Mutual Government Securities Account     CMIA LifeSpan Capital Appreciation Account

Connecticut Mutual Income Account     CMIA LifeSpan Balanced Account
Connecticut Mutual Growth Account     CMIA Diversified Income Account

A.     Prior Class A CDSC and Class A Sales Charge Waivers.

■

Class A Contingent Deferred Sales Charge. Certain shareholders of a Fund and the other Former Connecticut Mutual Funds are entitled to continue to make additional purchases of Class A shares at net asset value without a Class A initial sales charge, but subject to the Class A contingent deferred sales charge that was in effect prior to March 18, 1996 (the "prior Class A CDSC"). Under the prior Class A CDSC, if any of those shares are redeemed within one year of purchase, they will be assessed a 1% contingent deferred sales charge on an amount equal to the current market value or the original purchase price of the shares sold, whichever is smaller (in such redemptions, any shares not subject to the prior Class A CDSC will be redeemed first).

Those shareholders who are eligible for the prior Class A CDSC are:

1)     persons whose purchases of Class A shares of a Fund and other Former Connecticut Mutual Funds were $500,000 prior to March 18, 1996, as a result of direct purchases or purchases pursuant to the Fund's policies on Combined Purchases or Rights of Accumulation, who still hold those shares in that Fund or other Former Connecticut Mutual Funds, and

2)     persons whose intended purchases under a Statement of Intention entered into prior to March 18, 1996, with the former general distributor of the Former Connecticut Mutual Funds to purchase shares valued at $500,000 or more over a 13-month period entitled those persons to purchase shares at net asset value without being subject to the Class A initial sales charge.

Any of the Class A shares of a Fund and the other Former Connecticut Mutual Funds that were purchased at net asset value prior to March 18, 1996, remain subject to the prior Class A CDSC, or if any additional shares are purchased by those shareholders at net asset value pursuant to this arrangement they will be subject to the prior Class A CDSC.

■

Class A Sales Charge Waivers. Additional Class A shares of a Fund may be purchased without a sales charge, by a person who was in one (or more) of the categories below and acquired Class A shares prior to March 18, 1996, and still holds Class A shares:

1)     any purchaser, provided the total initial amount invested in the Fund or any one or more of the Former Connecticut Mutual Funds totaled $500,000 or more, including investments made pursuant to the Combined Purchases, Statement of Intention and Rights of Accumulation features available at the time of the initial purchase and such investment is still held in one or more of the Former Connecticut Mutual Funds or a Fund into which such Fund merged;

2)     any participant in a qualified plan, provided that the total initial amount invested by the plan in the Fund or any one or more of the Former Connecticut Mutual Funds totaled $500,000 or more;

3)     Directors of the Fund or any one or more of the Former Connecticut Mutual Funds and members of their immediate families;

4)     employee benefit plans sponsored by Connecticut Mutual Financial Services, L.L.C. ("CMFS"), the prior distributor of the Former Connecticut Mutual Funds, and its affiliated companies;

5)     one or more members of a group of at least 1,000 persons (and persons who are retirees from such group) engaged in a common business, profession, civic or charitable endeavor or other activity, and the spouses and minor dependent children of such persons, pursuant to a marketing program between CMFS and such group; and

6)     an institution acting as a fiduciary on behalf of an individual or individuals, if such institution was directly compensated by the individual(s) for recommending the purchase of the shares of the Fund or any one or more of the Former Connecticut Mutual Funds, provided the institution had an agreement with CMFS.

Purchases of Class A shares made pursuant to (1) and (2) above may be subject to the Class A CDSC of the Former Connecticut Mutual Funds described above.

Additionally, Class A shares of a Fund may be purchased without a sales charge by any holder of a variable annuity contract issued in New York State by Connecticut Mutual Life Insurance Company through the Panorama Separate Account which is beyond the applicable surrender charge period and which was used to fund a qualified plan, if that holder exchanges the variable annuity contract proceeds to buy Class A shares of the Fund.

B.     Class A and Class B Contingent Deferred Sales Charge Waivers.

In addition to the waivers set forth in the Prospectus and in this Appendix, above, the contingent deferred sales charge will be waived for redemptions of Class A and Class B shares of a Fund and exchanges of Class A or Class B shares of a Fund into Class A or Class B shares of a Former Connecticut Mutual Fund provided that the Class A or Class B shares of the Fund to be redeemed or exchanged were (i) acquired prior to March 18, 1996 or (ii) were acquired by exchange from an Oppenheimer fund that was a Former Connecticut Mutual Fund. Additionally, the shares of such Former Connecticut Mutual Fund must have been purchased prior to March 18, 1996:

1)     by the estate of a deceased shareholder;

2)     upon the disability of a shareholder, as defined in Section 72(m)(7) of the Internal Revenue Code;

3)     for retirement distributions (or loans) to participants or beneficiaries from retirement plans qualified under Sections 401(a) or 403(b)(7)of the Code, or from IRAs, deferred compensation plans created under Section 457 of the Code, or other employee benefit plans;

4)	as tax-free returns of excess contributions to such retirement or employee benefit plans;

5)     in whole or in part, in connection with shares sold to any state, county, or city, or any instrumentality, department, authority, or agency thereof, that is prohibited by applicable investment laws from paying a sales charge or concession in connection with the purchase of shares of any registered investment management company;

6)     in connection with the redemption of shares of the Fund due to a combination with another investment company by virtue of a merger, acquisition or similar reorganization transaction;

7)     in connection with the Fund's right to involuntarily redeem or liquidate the Fund;

8)     in connection with automatic redemptions of Class A shares and Class B shares in certain retirement plan accounts pursuant to an Automatic Withdrawal Plan but limited to no more than 12% of the original value annually; or

9)     as involuntary redemptions of shares by operation of law, or under procedures set forth in the Fund's Articles of Incorporation, or as adopted by the Board of Directors of the Fund.

VI.	Special Reduced Sales Charge for Former Shareholders of Advance America Funds, Inc.

Shareholders of Oppenheimer AMT-Free Municipals, Oppenheimer U.S. Government Trust, Oppenheimer Strategic Income Fund and Oppenheimer Capital Income Fund who acquired (and still hold) shares of those funds as a result of the reorganization of series of Advance America Funds, Inc. into those Oppenheimer funds on October 18, 1991, and who held shares of Advance America Funds, Inc. on March 30, 1990, may purchase Class A shares of those four Oppenheimer funds at a maximum sales charge rate of 4.50%.

VII.	Sales Charge Waivers on Purchases of Class M Shares of Oppenheimer Convertible Securities Fund

Oppenheimer Convertible Securities Fund (referred to as the "Fund" in this section) may sell Class M shares at net asset value without any initial sales charge to the classes of current Class M shareholders, listed below who, prior to March 11, 1996, owned shares of the Fund's then-existing Class A and were permitted to purchase those shares at net asset value without a sales charge:

❑	the Manager and its affiliates,

❑

present or former officers, directors, trustees and employees (and their "immediate families" as defined in the Fund's Statement of Additional Information) of the Fund, the Manager and its affiliates, and retirement plans established by them or the prior investment adviser of the Fund for their employees,

❑	registered management investment companies or separate accounts of insurance companies that had an agreement with the Fund's prior investment adviser or distributor for that purpose,

❑	dealers or brokers that have a sales agreement with the Distributor, if they purchase shares for their own accounts or for retirement plans for their employees,

❑

employees and registered representatives (and their spouses) of dealers or brokers described in the preceding section or financial institutions that have entered into sales arrangements with those dealers or brokers (and whose identity is made known to the Distributor) or with the Distributor, but only if the purchaser certifies to the Distributor at the time of purchase that the purchaser meets these qualifications,

❑

dealers, brokers, or registered investment advisers that had entered into an agreement with the Distributor or the prior distributor of the Fund specifically providing for the use of Class M shares of the Fund in specific investment products made available to their clients, and dealers, brokers or registered investment advisers that had entered into an agreement with the Distributor or prior distributor of the Fund's shares to sell shares to defined contribution employee retirement plans for which the dealer, broker, or investment adviser provides administrative services.

1 In accordance with Rule 12b-1 of the Investment Company Act, the term "Independent Trustee" in this SAI refers to those Trustees who are not "interested persons" of the Fund and who do not have any direct or indirect financial interest in the operation of the distribution plan or any agreement under the plan.

2 Certain waivers also apply to Class M shares of Oppenheimer Convertible Securities Fund.

3 In the case of Oppenheimer Senior Floating Rate Fund, a continuously-offered closed-end fund, references to contingent deferred sales charges mean the Fund's Early Withdrawal Charges and references to "redemptions" mean "repurchases" of shares.

4 An "employee benefit plan" means any plan or arrangement, whether or not it is "qualified" under the Internal Revenue Code, under which Class N shares of an Oppenheimer fund or funds are purchased by a fiduciary or other administrator for the account of participants who are employees of a single employer or of affiliated employers. These may include, for example, medical savings accounts, payroll deduction plans or similar plans. The fund accounts must be registered in the name of the fiduciary or administrator purchasing the shares for the benefit of participants in the plan.

5 The term "Group Retirement Plan" means any qualified or non-qualified retirement plan for employees of a corporation or sole proprietorship, members and employees of a partnership or association or other organized group of persons (the members of which may include other groups), if the group has made special arrangements with the Distributor and all members of the group participating in (or who are eligible to participate in) the plan purchase shares of an Oppenheimer fund or funds through a single investment dealer, broker or other financial institution designated by the group. Such plans include 457 plans, SEP-IRAs, SARSEPs, SIMPLE plans and 403(b) plans other than plans for public school employees. The term "Group Retirement Plan" also includes qualified retirement plans and non-qualified deferred compensation plans and IRAs that purchase shares of an Oppenheimer fund or funds through a single investment dealer, broker or other financial institution that has made special arrangements with the Distributor.

6 However, that concession will not be paid on purchases of shares in amounts of $1 million or more (including any right of accumulation) by a Retirement Plan that pays for the purchase with the redemption proceeds of Class C shares of one or more Oppenheimer funds held by the Plan for more than one year.

7 This provision does not apply to IRAs.

8 This provision only applies to qualified retirement plans and 403(b)(7) custodial plans after your separation from service in or after the year you reached age 55.

9 The distribution must be requested prior to Plan termination or the elimination of the Oppenheimer funds as an investment option under the Plan.

10 This provision does not apply to IRAs.

11 This provision does not apply to loans from 403(b)(7) custodial plans and loans from the OppenheimerFunds-sponsored Single K retirement plan.

12 This provision does not apply to 403(b)(7) custodial plans if the participant is less than age 55, nor to IRAs.

Oppenheimer Limited Term California Municipal Fund

Internet Website

www.oppenheimerfunds.com

Investment Adviser

OppenheimerFunds, Inc.

Two World Financial Center

225 Liberty Street-11th Floor

New York, New York 10281-1008

Distributor

OppenheimerFunds, Inc.

Two World Financial Center

225 Liberty Street-11th Floor

New York, New York 10281-1008

Transfer Agent

OppenheimerFunds Services

P.O. Box 5270

Denver, Colorado 80217

1.800.CALL OPP (225.5677)

Custodian Bank

Citibank, N.A.
111 Wall Street
New York, New York 10005

Independent Registered Public Accounting Firm

KPMG llp

707 Seventeenth Street

Denver, Colorado 80202

Legal Counsel

     Kramer Levin Naftalis & Frankel LLP
1177 Avenue of the Americas
New York, New York 10036

1234

PX0801.001.1108.rev0509